UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio
BlackRock China Fund
BlackRock Energy & Resources Portfolio
BlackRock Global Opportunities Portfolio
BlackRock Health Sciences Opportunities Portfolio
BlackRock International Opportunities Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock U.S. Opportunities Portfolio
BlackRock World Gold Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2011

Date of reporting period: 09/30/2011

Item 1	–	Report to Stockholders

September 30, 2011

Annual Report

BlackRock FundsSM

▶	BlackRock All-Cap Energy & Resources Portfolio
▶	BlackRock Energy & Resources Portfolio
▶	BlackRock World Gold Fund
▶	BlackRock China Fund

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Dear Shareholder

Investors have faced one of the most volatile periods in trading history in recent months. Financial markets across the world weathered a storm of whipsaw movements of panic selling and short-lived rebounds of hope as the European debt crisis and concerns about slowing global economic growth dominated headlines and sentiment. Although markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

This shareholder report reflects your fund’s reporting period ended September 30, 2011. The following market review is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic in advance of the second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Inflationary pressures had intensified in emerging economies, many of which were overheating, and the European debt crisis had continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt, rekindling fears about the broader debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. The downgrade of the US government’s credit rating on August 5 sent financial markets into turmoil. Extreme levels of volatility persisted as investors witnessed financial problems intensify in Italy and Spain and the debt crisis spread to core European nations, France and Germany. Toward the end of the reporting period, economic data out of the United States and Europe grew increasingly bleak. Further compounding concerns about the world economy were indications that growth was slowing in emerging-market nations, including China, a key driver for global growth.

Overall, equities broadly declined while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains for the 6- and 12-month periods ended September 30, 2011. High yield debt posted losses for the 6-month period, but remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine and its quarterly companion newsletter, Shareholder Perspectives.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2011

	6- month	12- month
US large cap equities (S&P 500® Index)	(13.78)%	1.14%
US small cap equities (Russell 2000® Index)	(23.12)	(3.53)
International equities (MSCI Europe, Australasia, Far East Index)	(17.74)	(9.36)
Emerging market equities (MSCI Emerging Markets Index)	(23.45)	(16.15)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.14
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	16.14	9.28
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.20	5.26
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	7.85	3.88
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(5.12)	1.75

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2011	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund underperformed its custom benchmark, which is a blend of 70% Wilshire 5000 Modified Energy Cap Weighted Index and 30% MSCI All-Country World Energy Index, for the 12-month period ended September 30, 2011. The Fund underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Fund’s custom blended benchmark.

What factors influenced performance?

•

Stock selection in the exploration & production sub-industry was the main detractor from Fund performance relative to the custom blended benchmark. While the Fund’s exposure to gas-levered producers like EQT Corp. directly benefited from BHP Billiton’s takeout of Petrohawk Energy Corp., this positive effect could not offset the losses incurred by a few Fund holdings in the group that were hit especially hard. In particular, a Fund position in OGX Petroleo e Gas Participacoes SA created a drag on returns, as catalysts expected to boost the company’s returns did not come to fruition. Whiting Petroleum Corp., along with other oil producers that have assets in the Bakken shale field in the northern US, came under pressure during the third quarter of 2011 due to weather-related incidents that disrupted production.

•

The Fund’s overweight and negative stock selection in the coal sub-industry also detracted from relative returns. Broad concerns surrounding the sustainability of global coal pricing, particularly on metallurgical coal, drove down many names held by the Fund and overpowered gains on individual positions. One such gain was seen on the Fund’s holding in Massey Energy Co., which benefited strongly when the company’s acquisition by Alpha Natural Resources, Inc. was completed in the third quarter of 2011.

•

The Fund’s underweight in the storage & transportation sub-industry was also a detractor from relative performance, particularly in the third quarter of 2011, as this lower-beta (i.e., lower sensitivity to market volatility) area of the sector held up relatively well. Positioning in the energy equipment & services industry also had a negative impact on relative returns.

•

The Fund’s exposure to precious metals had a modestly positive impact on relative performance. As noted above, the Fund also benefited from holdings in EQT Corp. and Massey Energy Co. due to merger activity.

Describe recent portfolio activity.

•

Early in the period, select natural gas-oriented stocks were purchased, as that group had lagged their oil-oriented peers. Management also allowed the Fund’s cash position to rise as investment flows into the Fund became stronger than usual. In the second half of the period, management continued to increase select natural gas positions, using market weakness to deploy the accumulated cash reserve. Cash did not have a material impact on returns for the 12-month period.

Describe Fund positioning at period end.

•

At period end, management continues to favor coal, oil and gas producers. Consequently, management has maintained Fund underweights in the integrated oil & gas, storage & transportation and refining sub-industries.

•

From a fundamental standpoint, our base investment case remains unchanged, and management believes that oil prices are supported above $90 per barrel. The possibility remains that prices will move higher as OPEC spare capacity (i.e., oil produced above the level of global consumption) continues to come out of the system. Chinese coal inventory levels are extremely low, which could lead to an acceleration in that country’s imports.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Silver Wheaton Corp.	5%
Goldcorp, Inc.	4
CONSOL Energy, Inc.	4
Whiting Petroleum Corp.	4
Occidental Petroleum Corp.	4
Schlumberger Ltd.	3
Alpha Natural Resources, Inc.	3
Apache Corp.	3
EQT Corp.	3
EOG Resources, Inc.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	70%
Energy Equipment & Services	16
Metals & Mining	12
Chemicals	2

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2011

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies, Inc.

[4]

The Wilshire 5000 Modified Energy Cap Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been market capitalization weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

[5]

The MSCI All-Country World Energy Index is comprised of the energy sector constituents of the MSCI All-Country World Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

[6]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[7]
		1 Year		5 Years		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(33.91)%	(11.10)%	N/A	2.43%	N/A	6.96%	N/A
Service	(34.00)	(11.36)	N/A	2.05	N/A	6.55	N/A
Investor A	(34.04)	(11.46)	(16.12)%	2.03	0.94%	6.53	5.68%
Investor B	(34.27)	(12.13)	(16.08)	1.27	0.95	5.75	5.75
Investor C	(34.23)	(12.04)	(12.92)	1.29	1.29	5.79	5.79
S&P 500® Index	(13.78)	1.14	N/A	(1.18)	N/A	1.05	N/A
70% Wilshire 5000 Modified Energy Cap Weighted Index / 30% MSCI All-Country World Energy Index	(27.64)	0.03	N/A	3.36	N/A	7.66	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on February 16, 2005.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$660.90	$3.87	$1,000.00	$1,020.41	$ 4.71	0.93%
Service	$1,000.00	$660.00	$5.24	$1,000.00	$1,018.75	$ 6.38	1.26%
Investor A	$1,000.00	$659.60	$5.62	$1,000.00	$1,018.30	$ 6.83	1.35%
Investor B	$1,000.00	$657.30	$8.72	$1,000.00	$1,014.54	$10.61	2.10%
Investor C	$1,000.00	$657.70	$8.52	$1,000.00	$1,014.79	$10.35	2.05%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	5

Fund Summary as of September 30, 2011	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund underperformed its customized benchmark, the Wilshire 5000 Modified Energy Equal Weighted Index, and the broad-market S&P 500® Index for the 12-month period ended September 30, 2011. The following discussion of relative performance pertains to the Fund’s customized benchmark.

What factors influenced performance?

•

The Fund’s overweight and negative stock selection in the coal sub-industry was the main detractor from Fund performance relative to the customized benchmark. Broad concerns surrounding the sustainability of global coal pricing, particularly on metallurgical coal, drove down many names held by the Fund and overpowered gains on individual positions. One such gain was seen on the Fund’s holding in Massey Energy Co., which benefited strongly when the company’s acquisition by Alpha Natural Resources, Inc. was completed in the third quarter of 2011.

•

Stock selection in the energy equipment & services industry also detracted from relative returns. The Fund’s position in Weatherford International Ltd. was hurt when the stock fell sharply in August and again in September as part of a market sell-off that included many other service industry names. Negative relative results in the industry were exacerbated by lack of ownership in a benchmark company whose stock rose more than 50% in early September after agreeing to be acquired by a competitor.

•

Additional negative relative results came from the Fund’s underweight positions in the refining sub-industry and the storage & transportation sub-industry, which is heavily populated with master limited partnership (MLP) firms. Refiners benefited from high margins, while MLPs benefited from favorable risk characteristics in the volatile market environment that prevailed during the period.

•

Stock selection in the exploration & production sub-industry was strong for the period and boosted the Fund’s relative performance. The Fund’s position in EQT Corp. directly benefited from BHP Billiton’s takeout of Petrohawk Energy Corp., and its position in Trilogy Energy Corp. benefited from the company’s strong earnings results and healthy production.

Describe recent portfolio activity.

•

Early in the period, select natural gas-oriented stocks were purchased, as that group had lagged their oil-oriented peers. In the second half of the period, management used market weakness to deploy cash reserves by purchasing select names that management believed had been oversold during the correction.

Describe Fund positioning at period end.

•

At period end, management continues to favor coal, oil and gas producers. Consequently, management has maintained Fund underweights in the oil & gas drilling, storage & transportation and refining sub-industries.

•

From a fundamental standpoint, our base investment case remains unchanged, and management believes that oil prices are supported above $90 per barrel. The possibility remains that prices will move higher as OPEC spare capacity (i.e., oil produced above the level of global consumption) continues to come out of the system. Chinese coal inventory levels are extremely low, which could lead to an acceleration in that country’s imports.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Alpha Natural Resources, Inc.	6%
CONSOL Energy, Inc.	6
Range Resources Corp.	5
EQT Corp.	5
Plains Exploration & Production Co.	4
Halliburton Co.	4
Peabody Energy Corp.	3
Southwestern Energy Co.	3
Schlumberger Ltd.	3
Weatherford International Ltd.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	80%
Energy Equipment & Services	13
Metals & Mining	7

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2011

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies, Inc.

[4]

The Wilshire 5000 Modified Energy Equal Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been equally weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(37.54)%	(8.28)%	N/A	0.91%	N/A	16.63%	N/A
Investor A	(37.64)	(8.61)	(13.41)%	0.59	(0.49)%	16.22	15.59%
Investor B	(37.90)	(9.33)	(13.40)	(0.18)	(0.32)	15.56	15.56
Investor C	(37.86)	(9.25)	(10.15)	(0.13)	(0.13)	15.43	15.43
S&P 500® Index	(13.78)	1.14	N/A	(1.18)	N/A	2.82	N/A
Wilshire 5000 Modified Energy Equal Weighted Index	(30.54)	1.09	N/A	5.13	N/A	16.63	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$624.60	$3.83	$1,000.00	$1,020.36	$ 4.76	0.94%
Investor A	$1,000.00	$623.60	$5.13	$1,000.00	$1,018.75	$ 6.38	1.26%
Investor B	$1,000.00	$621.00	$8.37	$1,000.00	$1,014.74	$10.40	2.06%
Investor C	$1,000.00	$621.40	$8.25	$1,000.00	$1,014.89	$10.25	2.03%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	7

Fund Summary as of September 30, 2011	BlackRock World Gold Fund

Investment Objective

BlackRock World Gold Fund’s (the “Fund”) investment objective is to seek to maximize total return. Total return means the combination of capital appreciation and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed its benchmark, the FTSE Gold Mines Index, for the 12-month period ended September 30, 2011.

What factors influenced performance?

•

As global economic issues dominated the market over much of the period, equities in general suffered from a rotation out of risk assets. Gold equities underperformed gold bullion over the period, as investor demand for the yellow metal was driven by the same macroeconomic stresses working against equities. The most recent outlook from the International Monetary Fund (IMF) included a downgrade of its world growth expectations, which cast an additional shadow over the global economy. The weak outlook caused a number of commodities that are more closely aligned with industrial production to decline. This trend impacted some of the Fund’s non-gold holdings, such as platinum producer Impala Platinum Holdings Ltd. In addition, the risk-off trade in the market caused a number of the Fund’s smaller-cap holdings with exploration exposure to detract from performance over the period.

•

The Fund’s position in Fresnillo Plc, a top ten holding at period end contributed to performance over the year. Despite volatility in the price of silver, the Fund’s off-benchmark position in this low-cost, high-quality silver and gold producer positively contributed to relative results. In addition, the Fund’s underweight in Chinese gold producer Zijin Mining Group Co. Ltd. added to relative performance, as that company was hurt by investor concerns over environmental standards and corporate governance. Finally, during the period the market began to realize the true value of a number of smaller-cap names that are nearing production and have significant exploration upside potential. As a result, the Fund’s exposure to Banro Corp. was a top contributor to overall performance.

Describe recent portfolio activity.

•

Over the period, management focused the Fund even more closely on higher-quality, mid-tier producers, reducing their exposure to companies that may be required to raise capital in order to develop new or existing projects, as well as names with limited cash flow. The Fund took profits on some of its silver holdings, including Industrias Penoles SAB de CV, as these names delivered good performance over the period.

•

The Fund initiated a small position in an exploration company focused on the Santa Cruz region of Argentina. The capital raised by the equity placement is expected to accelerate the company’s exploration and development programs.

•

The Fund sold its entire position in Primero Mining Corp. (“Primero”) ahead of the company’s merger with Northgate Minerals Corp. (“Northgate”). Management was uneasy about the merger agreement that allowed for an external party to take control of Northgate in the course of the merger and, as a result, gain access to Primero’s young Davidson project. Our skepticism was well founded, as AuRico Gold, Inc. subsequently bid for Northgate and Primero’s share price fell.

Describe Fund positioning at period end.

•	At period end, the Fund was 86% exposed to gold companies, 10% exposed to silver companies and 2% exposed to platinum names, with the remaining assets allocated to other metals and minerals and cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Newcrest Mining Ltd.	9%
Kinross Gold Corp.	7
Goldcorp, Inc.	7
Randgold Resources Ltd. - ADR	5
Fresnillo Plc	5
Eldorado Gold Corp.	5
Yamana Gold, Inc.	5
Newmont Mining Corp.	4
Cia de Minas Buenaventura SA - ADR	4
IAMGOLD Corp.	4

Geographic Allocation	Percent of Long-Term Investments
Canada	50%
Australia	14
Mexico	8
South Africa	8
United States	7
Emerging Europe	6
Peru	5
United Kingdom	2

8	BLACKROCK FUNDS	SEPTEMBER 30, 2011

BlackRock World Gold Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of gold-related companies.
[3]	An index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.
[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(10.60)%	(5.69)%	N/A	10.09%	N/A
Investor A	(10.70)	(5.83)	(10.79)%	9.83	5.55%
Investor C	(11.08)	(6.57)	(7.49)	8.99	8.99
FTSE Gold Mines Index	(6.58)	(3.44)	N/A	8.07	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on May 26, 2010.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$894.00	$5.89	$1,000.00	$1,018.85	$6.28	1.24%
Investor A	$1,000.00	$893.00	$7.07	$1,000.00	$1,017.60	$7.54	1.49%
Investor C	$1,000.00	$889.20	$10.75	$1,000.00	$1,013.69	$11.46	2.27%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	9

Fund Summary as of September 30, 2011	BlackRock China Fund

Investment Objective

BlackRock China Fund’s (the “Fund”) investment objective is to seek to maximize total return. Total return means the combination of capital appreciation and investment income.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
China Mobile Ltd.	10%
China Construction Bank Corp., H Shares	7
CNOOC Ltd.	6
Industrial & Commercial Bank of China, H Shares	5
China Petroleum & Chemical Corp., H Shares	5
Bank of China Ltd., H Shares	5
China Unicom Hong Kong Ltd.	4
Huabao International Holdings Ltd.	3
China Pacific Insurance Group Co. Ltd., H Shares	3
China Citic Bank Corp. Ltd., H Shares	2

Industry Allocation	Percent of Long-Term Investments
Commercial Banks	22%
Oil, Gas & Consumable Fuels	16
Wireless Telecommunication Services	10
Insurance	6
Real Estate Management & Development	5
Diversified Telecommunication Services	4
Electrical Equipment	3
Metals & Mining	3
Chemicals	3
Food Products	3
Independent Power Producers & Energy Traders	3
Other[1]	22

[1]

Other includes a 2% holding in each of the following industries: Textiles, Apparel & Luxury Goods, Life Sciences Tools & Services, Semiconductors & Semiconductor Equipment, Construction & Engineering, Automobiles, Transportation Infrastructure, Software and Construction Materials and a 1% holding in each of the following industries: Specialty Retail, Health Care Equipment & Supplies, Machinery, Hotels, Restaurants & Leisure, Marine and Paper & Forest Products.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Expense Example

	Actual			Hypothetical[3]
	Beginning Account Value April 29, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[2]	Beginning Account Value April 29, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[2]	Annualized Expense Ratio
Institutional	$1,000.00	$690.00	$5.92	$1,000.00	$1,014.23	$7.06	1.65%
Investor A	$1,000.00	$689.00	$6.81	$1,000.00	$1,013.16	$8.12	1.90%
Investor C	$1,000.00	$687.00	$9.49	$1,000.00	$1,009.98	$11.31	2.65%

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2011

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the BlackRock Energy & Resources Portfolio for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the BlackRock Energy & Resources Portfolio on that date.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC (the “Manager”) is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	11

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2011 and held through September 30, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including foreign currency exchange contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011	BlackRock All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals – 1.6%
Potash Corp. of Saskatchewan, Inc.	272,000	$11,755,840

Energy Equipment & Services – 14.9%
Baker Hughes, Inc.	73,500	3,392,760
Basic Energy Services, Inc. (a)	191,400	2,710,224
Calfrac Well Services Ltd.	56,100	1,311,088
Core Laboratories NV	219,000	19,672,770
Halliburton Co.	537,200	16,395,344
Key Energy Services, Inc. (a)	943,500	8,953,815
Patterson-UTI Energy, Inc.	506,233	8,778,080
Schlumberger Ltd.	368,141	21,989,062
Seadrill Ltd.	338,300	9,342,588
Technip SA	84,900	6,801,919
Trican Well Service Ltd.	457,300	6,484,854

		105,832,504

Metals & Mining – 11.9%
Agnico-Eagle Mines Ltd.	261,090	15,540,077
Eldorado Gold Corp.	726,620	12,515,976
Goldcorp, Inc.	550,852	25,140,885
Silver Wheaton Corp.	1,073,224	31,606,447

		84,803,385

Oil, Gas & Consumable Fuels – 65.9%
Alpha Natural Resources, Inc. (a)	1,237,119	21,884,635
Anadarko Petroleum Corp.	151,100	9,526,855
Angle Energy, Inc. (a)	604,200	3,742,015
Apache Corp.	268,430	21,538,823
Bill Barrett Corp. (a)	342,200	12,401,328
BP Plc – ADR	262,900	9,482,803
Cenovus Energy, Inc.	386,660	11,874,329
Chesapeake Energy Corp.	676,700	17,289,685
Concho Resources, Inc. (a)	73,700	5,243,018
CONSOL Energy, Inc.	734,930	24,936,175
Continental Resources, Inc. (a)	164,200	7,942,354
Crescent Point Energy Corp.	471,870	17,764,359
Denbury Resources, Inc. (a)(e)	1,086,490	12,494,635
Energy XXI Bermuda Ltd. (a)	434,500	9,320,025
EOG Resources, Inc.	290,170	20,604,972
EQT Corp.	403,010	21,504,614
Forest Oil Corp. (a)	69,276	997,574
Galleon Energy, Inc., Class A (a)	820,494	1,887,003
Gasco Energy, Inc. (a)	1,596,500	303,495
Hess Corp.	161,970	8,496,946
Hugoton Royalty Trust	1	21
James River Coal Co. (a)	518,500	3,302,845
Kosmos Energy Ltd.	327,600	3,836,196
Noble Energy, Inc.	221,200	15,660,960
Occidental Petroleum Corp.	327,650	23,426,975
OGX Petroleo e Gas Participacoes SA (a)	1,250,500	7,708,174
Patriot Coal Corp. (a)	470,216	3,978,027
Peabody Energy Corp.	521,290	17,661,305
Penn West Petroleum Ltd.	1,083,600	16,004,772
PetroBakken Energy Ltd., Class A	113,742	732,664
PetroChina Co. Ltd. – ADR	39,690	4,782,248
Plains Exploration & Production Co. (a)	518,810	11,782,175
QEP Resources, Inc.	346,330	9,375,153
Range Resources Corp.	267,500	15,638,050
Rex Energy Corp. (a)	446,700	5,650,755
Rosetta Resources, Inc. (a)	242,700	8,305,194
Royal Dutch Shell Plc – ADR	197,200	12,131,744
Southwestern Energy Co. (a)	373,400	12,445,422
StatoilHydro ASA	448,422	9,622,183
StatoilHydro ASA – ADR	189,240	4,078,122
Suncor Energy, Inc.	436,980	11,116,771
Ultra Petroleum Corp. (a)	244,800	6,785,856
Whiting Petroleum Corp. (a)	705,760	24,758,061

		468,019,316

Total Long-Term Investments (Cost — $686,485,622) – 94.3%		670,411,045

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (b)(c)	35,736,782	35,736,782

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.16% (b)(c)(d)	$7,413	7,413,123

Total Short-Term Securities (Cost — $43,149,905) – 6.1%		43,149,905

Total Investments (Cost — $729,635,527*) – 100.4%		713,560,950
Liabilities in Excess of Other Assets – (0.4)%		(3,153,960)

Net Assets – 100.0%		$710,406,990

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$732,776,942

Gross unrealized appreciation	$111,307,074
Gross unrealized depreciation	(130,523,066)

Net unrealized depreciation	$(19,215,992)

(a)	Non-income producing security.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts
	AUD	Australian Dollar
	CAD	Canadian Dollar
	GDR	Global Depositary Receipts
	HKD	Hong Kong Dollar
	USD	US Dollar
	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	13

Schedule of Investments (continued)	BlackRock All-Cap Energy & Resources Portfolio

(b)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	13,451,702	22,285,080	35,736,782	$329	$75,324
BlackRock Liquidity Series, LLC Money Market Series	$34,404,650	$(26,991,527)	$7,413,123	–	$24,842

(c)	Represents the current yield as of report date.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	Security, or a portion of security, is on loan.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$11,755,840	–	–	$11,755,840
Energy Equipment & Services	89,687,997	$16,144,507	–	105,832,504
Metals & Mining	84,803,385	–	–	84,803,385
Oil, Gas & Consumable Fuels	468,019,316	–	–	468,019,316
Short-Term Securities	35,736,782	7,413,123	–	43,149,905

Total	$690,003,320	$23,557,630	–	$713,560,950

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Capital Markets – 0.1%
Treasure Island Royalty Trust (a)	643,822	$965,733

Commercial Services & Supplies – 0.6%
Alexco Resource Corp. (a)	967,683	6,580,855
Republic Resources, Inc. (a)	28,750	–

		6,580,855

Diversified Financial Services – 0.0%
Sprott Resource Lending Corp.	61,000	80,332

Electrical Equipment – 0.0%
ITM Power Plc (a)	525,200	269,764

Electronic Equipment, Instruments & Components – 0.1%
Opsens, Inc. (a)	2,175,000	456,628

Energy Equipment & Services – 12.5%
Essential Energy Services Ltd. (a)	925,069	1,350,659
Gasfrac Energy Services, Inc. (a)	211,900	1,516,605
Geokinetics, Inc. (a)	739,033	1,788,460
Halliburton Co.	1,325,326	40,448,950
Lufkin Industries, Inc.	112,368	5,979,101
McDermott International, Inc. (a)	700,000	7,532,000
Parker Drilling Co. (a)	884,700	3,883,833
Pioneer Drilling Co. (a)	1,000,000	7,180,000
Schlumberger Ltd.	549,600	32,827,608
Wavefront Technology Solutions, Inc. (a)	710,000	406,527
Weatherford International Ltd. (a)	2,686,496	32,802,116
Xtreme Coil Drilling Corp. (a)	527,700	1,505,700

		137,221,559

Machinery – 0.0%
Railpower Technologies Corp. (a)	360,600	–

Metals & Mining – 6.6%
Archipelago Resources Plc (a)	2,247,400	2,402,266
Baja Mining Corp. (a)	3,654,800	2,720,435
Balmoral Resources Ltd. (a)	750,000	601,202
Banro Corp. (a)	1,000,000	3,931,673
Brigus Gold Corp. (a)	1,368,600	1,671,732
Crosshair Exploration & Mining Corp. (a)	139,900	56,072
Dalradian Resources, Inc. (a)	700,900	1,197,262
Eastmain Resources, Inc. (a)	2,400,000	2,519,324
Eldorado Gold Corp.	168,965	2,910,410
Explor Resources, Inc. (a)	1,000,000	314,916
Freeport-McMoRan Copper & Gold, Inc.	700,000	21,315,000
Goldcorp, Inc.	4,600	211,014
Golden Predator Corp. (a)	1,000,000	744,346
Grande Cache Coal Corp. (a)	306,300	1,215,963
Helio Resource Corp. (a)	3,000,000	916,118
Imperial Metals Corp. (a)	60,462	1,105,499
Kilo Goldmines Ltd. (a)	4,805,300	917,130
Kinross Gold Corp.	111,175	1,643,168
Lake Shore Gold Corp. (a)	1,294,602	1,964,326
MAG Silver Corp. (a)	964,000	7,543,468
Minaurum Gold, Inc. (a)	2,000,000	906,575
Minefinders Corp. Ltd. (a)	250,000	3,480,000
Nevsun Resources Ltd.	554,800	2,795,442
Oromin Explorations Ltd. (a)	1,850,000	1,535,929
Paramount Gold and Silver Corp. (a)	219,437	517,234
Pilot Gold, Inc. (a)	500,000	572,574
Probe Mines Ltd. (a)	130,800	193,473
Rainy River Resources Ltd. (a)	350,000	2,171,009
Renaissance Gold, Inc. (a)	750,000	1,044,947
Romarco Minerals, Inc. (a)	223,000	253,240
Sunridge Gold Corp. (a)	4,325,559	1,857,526
Virginia Mines, Inc. (a)	216,350	1,740,462

		72,969,735

Oil, Gas & Consumable Fuels – 78.3%
Alpha Natural Resources, Inc. (a)	3,516,189	62,201,383
Americas Petrogas, Inc. (a)	1,885,700	3,077,151
Antares Energy Ltd. (acquired 6/14/10, cost $5,189,100) (a)(b)	10,000,000	3,774,022
Arch Coal, Inc.	1,828,800	26,663,904
Arsenal Energy, Inc. (a)	2,572,000	1,448,115
Atlas Energy LP	2	37
ATP Oil & Gas Corp. (a)	168,800	1,301,448
Baytex Energy Corp.	421,948	17,640,559
Bellatrix Exploration Ltd. (a)	188,332	605,667
BPZ Resources, Inc. (a)	1,499,600	4,153,892
Cabot Oil & Gas Corp.	117,200	7,255,852
Carrizo Oil & Gas, Inc. (a)	400,400	8,628,620
Cequence Energy Ltd. (a)	57,000	183,853
Cheniere Energy, Inc. (a)	1,334,800	6,874,220
Chesapeake Energy Corp.	550,000	14,052,500
Clayton Williams Energy, Inc. (a)	599,421	25,661,213
Coastal Energy Co. (a)	1,303,500	11,941,597
Compton Petroleum Corp. (acquired 9/24/04, cost $727,951) (a)(b)	521	3,086
Comstock Resources, Inc. (a)	203,300	3,143,018
CONSOL Energy, Inc.	1,725,000	58,529,250
Continental Resources, Inc. (a)	135,000	6,529,950
Crew Energy, Inc. (a)	1,380,537	12,225,769
Crew Energy, Inc. (acquired 6/24/98 through 10/09/98, cost $183,115) (a)(b)	191,300	1,694,116
Crocotta Energy, Inc. (a)	2,182,400	4,727,596
Daylight Energy Ltd.	1,579,108	7,986,709
DeeThree Exploration Ltd. (a)(c)	979,300	2,140,087
Delphi Energy Corp. (a)	955,200	1,367,306
Denbury Resources, Inc. (a)	395,200	4,544,800
Diamond Offshore Drilling, Inc.	267,100	14,621,054
El Paso Corp.	1,529,100	26,728,668
Endeavour International Corp. (a)	221,332	1,766,229
Energy XXI Bermuda Ltd. (a)	1,420,780	30,475,731
EOG Resources, Inc.	207,200	14,713,272
EQT Corp.	896,000	47,810,560
Fairborne Energy Ltd. (a)	712,958	1,905,031
Far East Energy Corp. (a)(c)	18,000,000	3,420,000
Forest Oil Corp. (a)	100,000	1,440,000
FX Energy, Inc. (a)	398,500	1,645,805
Galleon Energy, Inc., Class A (a)	1,001,598	2,303,513
Galleon Energy, Inc., Class A (acquired 2/09/04, cost $346,401) (a)(b)	173,600	399,252
Gastar Exploration Ltd. (a)	677,960	2,033,880
Goodrich Petroleum Corp. (a)	1,009,700	11,934,654
Gran Tierra Energy, Inc. (a)	1,202,849	5,704,895
Greenfields Petroleum Corp. (acquired 11/03/10, cost $926,522) (a)(b)	110,000	734,803
Gulfport Energy Corp. (a)	88,300	2,135,094
Ithaca Energy, Inc. (a)	268,300	417,338
James River Coal Co. (a)	297,600	1,895,712
Kodiak Oil & Gas Corp. (a)	696,600	3,629,286
Longview Energy Co. (acquired 8/13/04, cost $1,281,000) (a)(b)	85,400	678,896
Lynden Energy Corp. (a)	200,400	128,131
Magnum Hunter Resources Corp. (a)	600,500	1,987,655

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	15

Schedule of Investments (continued)	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Manitok Energy, Inc. (a)	1,264,200	$2,002,645
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $2,957,155) (a)(b)	513,393	7,282,788
Midway Energy Ltd. (a)	21,717	64,245
Niko Resources Ltd.	302,800	12,474,354
Novus Energy, Inc. (a)	3,422,100	2,383,942
Open Range Energy Corp. (a)	48,061	403,604
Pace Oil and Gas Ltd. (a)(c)	2,660,330	11,475,037
Pace Oil and Gas Ltd. (acquired 9/29/05, cost $1,971,490) (a)(b)	57,740	249,055
Painted Pony Petroleum Ltd., Class A (a)	1,169,900	12,247,164
Pan Orient Energy Corp. (a)	1,167,100	2,595,041
Paramount Resources Ltd., Class A (a)	619,150	18,215,855
Patriot Coal Corp. (a)	477,346	4,038,347
Peabody Energy Corp.	1,045,436	35,419,372
Penn Virginia Corp.	1,608,300	8,958,231
Penn West Petroleum Ltd.	153,333	2,275,339
Petroleum Development Corp. (a)	387,200	7,507,808
Pioneer Natural Resources Co.	408,100	26,840,737
Plains Exploration & Production Co. (a)	1,855,525	42,138,973
PRD Energy, Inc. (a)	990,200	481,918
Range Resources Corp.	829,200	48,475,032
Rex Energy Corp. (a)	556,300	7,037,195
Rosetta Resources, Inc. (a)	579,000	19,813,380
Ship Finance International Ltd.	27	351
SM Energy Co.	143,400	8,697,210
Sonde Resources Corp. (acquired 1/15/10, cost $3,034,134) (a)(b)	1,200,000	2,759,805
Sonde Resources Corp. (acquired 9/23/05 through 3/11/09, cost $9,806,214) (a)(b)	1,246,060	2,853,477
Southwestern Energy Co. (a)	994,500	33,146,685
Stone Energy Corp. (a)	27,274	442,112
Swift Energy Co. (a)	448,900	10,926,226
Toreador Resources Corp. (a)	556,942	1,709,812
Touchstone Exploration, Inc. (a)	2,154,300	781,214
Tourmaline Oil Corp. (a)	57,420	1,688,793
Trilogy Energy Corp.	1,157,422	29,821,924
Trioil Resources Ltd., Class A (a)	20,783	27,965
Uranium One, Inc.	1,005,765	1,986,767
Vero Energy, Inc. (a)	91,642	209,013
Western Energy Services Corp. (a)	591,860	4,083,546
Western Energy Services Corp. (acquired 2/25/10, cost $3,752,521) (a)(b)	1,000,000	6,899,513
Yangarra Resources Ltd. (a)	2,302,800	1,142,720
Yoho Resources, Inc. (a)(c)	2,146,300	6,144,575

		862,566,949

Total Common Stocks – 98.2%		1,081,111,555

Warrants (d)
Oil, Gas & Consumable Fuels – 0.0%
Compton Petroleum Corp. (Issued/Exercisable 8/18/11, 1 Share for 1 Warrant, Expires 8/23/14, Strike Price CAD 7.82)	1,043	2,986
Magnum Hunter Resources Corp. (Issued/Exercisable 8/29/11, 1 Share for 1 Warrant, Expires 10/14/13, Strike Price USD 10.50)	60,050	–

		2,986

Total Warrants – 0.0%		2,986

Other Interests (e)	Beneficial Interest (000)
Oil, Gas & Consumable Fuels – 0.0%
Atlas Energy LP, Escrow Shares	$200	–

Total Long-Term Investments (Cost — $1,229,970,228) – 98.2%		1,081,114,541

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (f)(g)	232,783	232,783

Total Short-Term Securities (Cost — $232,783) – 0.0%		232,783

Total Investments (Cost — $1,230,203,011*) – 98.2%		1,081,347,324
Other Assets in Excess of Liabilities – 1.8%		19,721,653

Net Assets – 100.0%		$1,101,068,977

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,245,272,398

Gross unrealized appreciation	$167,402,454
Gross unrealized depreciation	(331,327,528)

Net unrealized depreciation	$(163,925,074)

(a)	Non-income producing security.
(b)	Restricted security as to resale. As of report date, the Fund held 2.5% of its net assets, with a current value of $27,328,813 and an original cost of $30,175,603, in these securities.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Energy & Resources Portfolio

(c)	Investments in companies (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Shares Purchased	Shares Sold	Shares Held at September 30, 2011	Values at September 30, 2011	Realized Gain
DeeThree Exploration Ltd.[1]	1,663,400	979,300	(1,663,400)	979,300	$2,140,087	$3,250,723
Far East Energy Corp.	18,000,000	–	–	18,000,000	$3,420,000	–
Pace Oil and Gas Ltd.	1,265,030	1,395,300	–	2,660,330	$11,475,037	–
Yoho Resources, Inc.	1,000,000	1,146,300	–	2,146,300	$6,144,575	–

[1]	No longer an affiliated company as of report date.
(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,272,701	(3,039,918)	232,783	$601	$56,737
BlackRock Liquidity Series, LLC Money Market Series	$83,438,800	$(83,438,800)	–	–	$67,974

(g)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD 56,490	CAD	59,000	Citibank, N.A.	10/05/11	$187

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	17

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Capital Markets	$965,733	–	–	$965,733
Commercial Services & Supplies	6,580,855	–	–	6,580,855
Diversified Financial Services	80,332	–	–	80,332
Electrical Equipment	–	$269,764	–	269,764
Electronic Equipment, Instruments & Components	456,628	–	–	456,628
Energy Equipment & Services	137,221,559	–	–	137,221,559
Metals & Mining	70,567,469	2,402,266	–	72,969,735
Oil, Gas & Consumable Fuels	847,336,635	7,268,630	$7,961,684	862,566,949
Warrants	2,986	–	–	2,986
Short-Term Securities	232,783	–	–	232,783

Total	$1,063,444,980	$9,940,660	$7,961,684	$1,081,347,324

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$187	–	–	$187

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Consolidated Schedule of Investments September 30, 2011	BlackRock World Gold Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 13.7%
Allied Gold Mining Plc (a)	11,273	$30,380
Ampella Mining Ltd. (a)	41,000	74,499
Carbine Resources Ltd. (a)	40,900	6,446
Catalpa Resources Ltd. (a)	30,000	44,909
Centamin Egypt Ltd. (a)	20,270	29,523
Dampier Gold Ltd. (a)	22,300	5,851
Indochine Mining Ltd. (a)	157,060	18,646
Kingsgate Consolidated Ltd.	2,910	20,115
Medusa Mining Ltd.	8,100	53,017
Newcrest Mining Ltd.	29,300	965,760
OceanaGold Corp. (a)	10,045	21,793
Papillon Resources Ltd. (a)	117,680	59,982
Silver Lake Resources Ltd. (a)	38,980	96,515

		1,427,436

Canada – 49.4%
Agnico-Eagle Mines Ltd.	4,750	283,985
Alamos Gold, Inc.	12,500	187,876
B2Gold Corp. (a)	23,800	88,577
Banro Corp. (a)	33,000	129,745
Barrick Gold Corp.	8,515	397,225
Belo Sun Mining Corp. (a)	60,500	65,240
Centerra Gold, Inc.	9,900	184,320
Detour Gold Corp. (a)	3,800	98,998
Eldorado Gold Corp.	29,000	499,523
European Goldfields Ltd. (a)	5,500	43,616
Goldcorp, Inc.	15,700	720,201
Guyana Goldfields, Inc. (a)	12,400	93,009
IAMGOLD Corp.	20,650	410,478
Keegan Resources, Inc. (a)	12,000	60,464
Kinross Gold Corp.	51,000	757,773
Lake Shore Gold Corp. (a)	15,000	22,760
Minefinders Corp. (a)	7,500	103,564
New Gold, Inc. (a)	25,300	261,233
Romarco Minerals, Inc. (a)	90,000	102,204
SEMAFO, Inc. (a)	16,500	136,201
Yamana Gold, Inc.	35,700	489,900

		5,136,892

China – 0.1%
Real Gold Mining Ltd.	13,000	14,790

Emerging Europe – 5.9%
Minera IRL Ltd. (a)	83,960	83,558
Randgold Resources Ltd. – ADR	5,475	529,542

		613,100

Hong Kong – 0.1%
G-Resources Group Ltd. (a)	237,000	11,421

Mexico – 7.7%
Fresnillo Plc	20,910	511,190
Industrias Penoles SAB de CV	8,000	293,772

		804,962

Peru – 5.3%
Cia de Minas Buenaventura SA – ADR	11,000	415,140
Hochschild Mining Plc	9,130	57,748
Volcan Cia Minera SAA, Class B	90,000	80,192

		553,080

Russia – 0.3%
Polymetal – GDR (a)	1,770	27,435

South Africa – 7.6%
AngloGold Ashanti Ltd.	4,555	188,845
Aquarius Platinum Ltd.	18,000	49,450
Gold Fields Ltd.	9,640	147,657
Harmony Gold Mining Co. Ltd.	21,430	250,767
Impala Platinum Holdings Ltd.	7,440	150,335

		787,054

United Kingdom – 2.4%
Archipelago Resources Plc (a)	29,000	30,998
Patagonia Gold Plc (a)	71,430	57,365
Petropavlovsk Plc	10,315	94,858
Rio Tinto Plc	1,450	64,305

		247,526

United States – 5.4%
Freeport-McMoRan Copper & Gold, Inc.	2,700	82,215
Gold Resource Corp.	1,330	22,145
Newmont Mining Corp.	7,230	454,767

		559,127

Total Common Stocks – 97.9%		10,182,823

Exchange-Traded Funds
Emerging Europe – 0.6%
ETFS Physical Platinum (a)	400	59,166

United States – 1.1%
SPDR Gold Trust (a)	750	118,560

Total Exchange-Traded Funds – 1.7%		177,726

Warrants (b)
Canada – 0.0%
Kinross Gold Corp. (Issued/Exercisable 9/22/10, 1 Share for 1 Warrant, Expires 9/17/14, Strike Price USD 21.30)	757	1,763

Total Long-Term Investments (Cost – $10,462,360) – 99.6%		10,362,312

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	156,211	156,211

Total Short-Term Securities (Cost – $156,211) – 1.5%		156,211

Total Investments (Cost – $10,618,571*) – 101.1%		10,518,523
Liabilities in Excess of Other Assets – (1.1)%		(117,973)

Net Assets – 100.0%		$10,400,550

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	19

Consolidated Schedule of Investments (concluded)	BlackRock World Gold Fund

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$10,829,089

Gross unrealized appreciation	$668,910
Gross unrealized depreciation	(979,476)

Net unrealized depreciation	$(310,566)

(a)	Non-income producing security.
(b)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at September 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	146,857	9,354	156,211	$307

(d)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
AUD 74,761	USD	74,015	The Bank of New York Mellon Corp.	10/04/11	$(1,668)
ZAR 198,939	USD	25,474	Citibank, N.A.	10/04/11	(837)

Total					$(2,505)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	–	$1,427,436	–	$1,427,436
Canada	$5,136,892	–	–	5,136,892
China	14,790	–	–	14,790
Emerging Europe	613,100	–	–	613,100
Hong Kong	–	11,421	–	11,421
Mexico	293,772	511,190	–	804,962
Peru	495,332	57,748	–	553,080
Russia	27,435	–	–	27,435
South Africa	49,450	737,604	–	787,054
United Kingdom	121,670	125,856	–	247,526
United States	559,127	–	–	559,127
Exchange-Traded Funds	177,726	–	–	177,726
Warrants	1,763	–	–	1,763
Short-Term Securities	156,211	–	–	156,211

Total	$7,647,268	$2,871,255	–	$10,518,523

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	$(2,505)	–	–	$(2,505)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011	BlackRock China Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Automobiles – 1.5%
Dongfeng Motor Group Co. Ltd., H Shares	24,000	$32,537

Chemicals – 2.7%
Huabao International Holdings Ltd.	71,000	57,776

Commercial Banks – 20.0%
Bank of China Ltd., H Shares	327,000	101,116
China Citic Bank Corp. Ltd., H Shares	118,200	48,316
China Construction Bank Corp., H Shares	228,000	137,903
China Minsheng Banking Corp. Ltd., H Shares	46,000	27,981
Industrial & Commercial Bank of China, H Shares	225,000	108,650

		423,966

Construction & Engineering – 1.6%
China Communications Construction Co. Ltd., H Shares	51,000	33,118

Construction Materials – 1.4%
China Shanshui Cement Group Ltd.	27,000	18,276
TCC International Holdings Ltd.	34,000	12,425

		30,701

Diversified Telecommunication Services – 4.0%
China Unicom Hong Kong Ltd.	42,000	85,391

Electrical Equipment – 1.9%
Zhuzhou CSR Times Electric Co. Ltd., H Shares	25,000	41,292

Electronic Equipment, Instruments & Components – 0.4%
China High Precision Automation Group Ltd.	20,000	7,594

Food Products – 2.7%
Uni-President China Holdings Ltd.	34,000	18,451
Want Want China Holdings Ltd.	43,000	38,943

		57,394

Health Care Equipment & Supplies – 1.2%
Mindray Medical International Ltd. – ADR	1,102	26,018

Hotels, Restaurants & Leisure – 0.8%
REXLot Holdings Ltd.	300,000	17,833

Independent Power Producers & Energy Traders – 2.6%
China Resources Power Holdings Co. Ltd.	26,000	39,243
Datang International Power Generation Co. Ltd., H Shares	66,000	16,754

		55,997

Insurance – 5.4%
China Life Insurance Co. Ltd., H Shares	20,000	47,308
China Pacific Insurance Group Co. Ltd., H Shares	17,600	50,724
China Taiping Insurance Holdings Co. Ltd. (a)	8,800	16,782

		114,814

Life Sciences Tools & Services – 1.9%
WuXi PharmaTech Cayman, Inc. – ADR (a)	3,381	39,355

Machinery – 1.0%
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd., H Shares	2,200	2,458
China Rongsheng Heavy Industry Group Co. Ltd.	67,000	18,134

		20,592

Marine – 0.8%
China Shipping Development Co. Ltd., H Shares	28,000	17,803

Metals & Mining – 1.9%
Shougang Fushan Resources Group Ltd.	76,000	25,363
Zijin Mining Group Co. Ltd., H Shares	48,000	13,938

		39,301

Multiline Retail – 0.4%
PCD Stores Group Ltd.	60,000	7,441

Oil, Gas & Consumable Fuels – 15.4%
China Coal Energy Co. Ltd., H Shares	52,000	46,402
China Petroleum & Chemical Corp., H Shares	112,000	107,712
CNOOC Ltd.	80,000	128,632
PetroChina Co. Ltd., H Shares	36,000	43,607

		326,353

Paper & Forest Products – 0.8%
Lee & Man Paper Manufacturing Ltd.	23,000	7,752
Shandong Chenming Paper Holdings Ltd., H Shares	23,000	8,988

		16,740

Real Estate Management & Development – 5.1%
China Vanke Co. Ltd., B Shares	20,100	17,270
Evergrande Real Estate Group Ltd.	22,000	6,724
Franshion Properties China Ltd.	104,000	16,229
Poly Hong Kong Investments Ltd.	12,000	3,622
Powerlong Real Estate Holdings Ltd.	17,000	2,770
Shenzhen Investment Ltd.	86,000	15,746
Shimao Property Holdings Ltd.	24,500	18,402
Shui On Land Ltd.	55,500	13,359
Yanlord Land Group Ltd.	24,000	12,859

		106,981

Semiconductors & Semiconductor Equipment – 1.8%
MediaTek, Inc.	2,000	21,747
Trina Solar Ltd. – ADR (a)	2,550	15,504

		37,251

Software – 1.5%
Kingsoft Corp Ltd.	26,000	9,827
Shanda Games Ltd. – ADR (a)	5,300	21,041

		30,868

Specialty Retail – 1.3%
Esprit Holdings Ltd.	3,100	3,754
GOME Electrical Appliances Holding Ltd.	96,000	22,081
Pou Sheng International Holdings Ltd. (a)	18,000	2,389

		28,224

Textiles, Apparel & Luxury Goods – 2.2%
Peak Sport Products Co. Ltd.	58,000	15,872
Ports Design Ltd.	20,000	30,555

		46,427

Transportation Infrastructure – 1.5%
Beijing Capital International Airport Co. Ltd., H Shares	78,000	31,399

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	21

Schedule of Investments (continued)	BlackRock China Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Wireless Telecommunication Services – 9.0%
China Mobile Ltd.	19,500	$190,618

Total Common Stocks – 90.8%		1,923,784

Participation Notes
Commercial Banks – 0.9%
Citibank, N.A. (Agricultural Bank of China Ltd.), due 1/20/15	52,700	19,960

Electrical Equipment – 1.2%
Citibank, N.A. (TBEA Co. Ltd.), due 1/20/15	15,470	24,461

Insurance – 0.7%
Citibank, N.A. (China Life Insurance Co. Ltd.), due 1/20/15 (a)	3,400	7,716
Citibank, N.A. (China Pacific Insurance Group Co. Ltd.), due 1/17/12 (a)	2,600	7,402

		15,118

Metals & Mining – 1.2%
Citibank, N.A. (Baoshan Iron & Steel Co. Ltd.), due 1/20/15 (a)	31,100	24,420

Total Participation Notes – 4.0%		83,959

Total Long-Term Investments (Cost — $2,968,067*) – 94.8%		2,007,743

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (b)(c)	77,730	77,730

Total Short-Term Securities (Cost — $77,730) – 3.7%		77,730

Total Investments (Cost — $3,045,797*) – 98.5%		2,085,473
Other Assets Less Liabilities – 1.5%		32,586

Net Assets – 100.0%		$2,118,059

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,048,179

Gross unrealized appreciation	$13,780
Gross unrealized depreciation	(976,486)

Net unrealized depreciation	$(962,706)

(a)	Non-income producing security.
(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at September 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	77,730	77,730	$38

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (concluded)	BlackRock China Fund

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	–	$32,537	–	$32,537
Chemicals	–	57,776	–	57,776
Commercial Banks	–	423,966	–	423,966
Construction & Engineering	–	33,118	–	33,118
Construction Materials	–	30,701	–	30,701
Diversified Telecommunication Services	–	85,391	–	85,391
Electrical Equipment	–	41,292	–	41,292
Electronic Equipment, Instruments & Components	–	7,594	–	7,594
Food Products	–	57,394	–	57,394
Health Care Equipment & Supplies	$26,018	–	–	26,018
Hotels, Restaurants & Leisure	–	17,833	–	17,833
Independent Power Producers & Energy Traders	–	55,997	–	55,997
Insurance	–	114,814	–	114,814
Life Sciences Tools & Services	39,355	–	–	39,355
Machinery	–	20,592	–	20,592
Marine	–	17,803	–	17,803
Metals & Mining	–	39,301	–	39,301
Multiline Retail	–	7,441	–	7,441
Oil, Gas & Consumable Fuels	–	326,353	–	326,353
Paper & Forest Products	–	16,740	–	16,740
Real Estate Management & Development	–	106,981	–	106,981
Semiconductors & Semiconductor Equipment	15,504	21,747	–	37,251
Software	21,041	9,827	–	30,868
Specialty Retail	–	28,224	–	28,224
Textiles, Apparel & Luxury Goods	–	46,427	–	46,427
Transportation Infrastructure	–	31,399	–	31,399
Wireless Telecommunication Services	–	190,618	–	190,618
Participation Notes:
Commercial Banks	–	19,960	–	19,960
Electrical Equipment	–	24,461	–	24,461
Insurance	–	15,118	–	15,118
Metals & Mining	–	24,420	–	24,420
Short-Term Securities	77,730	–	–	77,730

Total	$179,648	$1,905,825	–	$2,085,473

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	23

Statements of Assets and Liabilities

September 30, 2011	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]	BlackRock China Fund
Assets
Investments at value – unaffiliated[2,3]	$670,411,045	$1,060,074,929	$10,362,312	$2,007,743
Investments at value – affiliated[4]	43,149,905	21,272,395	156,211	77,730
Investments sold receivable	3,116,214	22,051,667	28,871	221
Cash	–	532	–	13,326
Foreign currency at value[5]	1,741	14,882	8,174	9,666
Unrealized appreciation on foreign currency exchange contracts	–	187	–	–
Capital shares sold receivable	2,800,641	2,055,407	39,720	–
Dividends and reclaims receivable	768,105	421,570	10,335	4,049
Securities lending income receivable – affiliated	4,080	532	–	–
Receivable from advisor	1,679	78,931	31,161	25,507
Deferred offering costs	–	–	–	84,738
Prepaid expenses	46,988	76,587	13,284	462

Total assets	720,300,398	1,106,047,619	10,650,068	2,223,442

Liabilities
Collateral on securities loaned at value	7,413,123	–	–	–
Investments purchased payable	–	92,650	96,984	–
Unrealized depreciation on foreign currency exchange contracts	–	–	2,505	–
Capital shares redeemed payable	1,142,383	2,793,414	77,580	3,985
Investment advisory fees payable	747,329	923,383	–	–
Service and distribution fees payable	162,980	320,807	3,163	22
Other affiliates payable	70,146	102,214	–	5
Printing fees payable	32,643	52,648	464	3,159
Professional fees payable	40,838	50,018	55,527	49,071
Custodian fees payable	31,568	45,660	4,776	3,509
Officer’s and Trustees’ fees payable	6,991	11,031	763	728
Offering costs payable	–	–	–	44,487
Other accrued expenses payable	245,407	586,817	7,756	417

Total liabilities	9,893,408	4,978,642	249,518	105,383

Net Assets	$710,406,990	$1,101,068,977	$10,400,550	$2,118,059

Net Assets Consist of
Paid-in capital	$831,434,395	$1,250,864,777	$10,722,949	$3,061,151
Undistributed (accumulated) net investment income (loss)	(45,402)	(15,133,630)	(63,443)	38,295
Accumulated net realized gain (loss)	(104,904,985)	14,200,244	(158,582)	(21,170)
Net unrealized appreciation/depreciation	(16,077,018)	(148,862,414)	(100,374)	(960,217)

Net Assets	$710,406,990	$1,101,068,977	$10,400,550	$2,118,059

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost – unaffiliated	$686,485,622	$1,194,312,569	$10,462,360	$2,968,067
[3] Securities loaned at value	$7,011,850	–	–	–
[4] Investments at cost – affiliated	$43,149,905	$35,890,442	$156,211	$77,730
[5] Foreign currency at cost	$1,797	$15,028	$8,185	$9,662

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Statements of Assets and Liabilities (concluded)

September 30, 2011	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]	BlackRock China Fund
Net Asset Value
Institutional
Net assets	$400,268,661	$306,402,639	$4,432,166	$2,048,808

Shares outstanding[2]	32,965,092	9,664,953	398,301	297,143

Net asset value	$12.14	$31.70	$11.13	$6.90

Service
Net assets	$4,816,297	–	–	–

Shares outstanding[2]	404,649	–	–	–

Net asset value	$11.90	–	–	–

Investor A
Net assets	$187,016,526	$632,030,404	$3,242,436	$50,526

Shares outstanding[2]	15,713,022	22,790,348	292,136	7,336

Net asset value	$11.90	$27.73	$11.10	$6.89

Investor B
Net assets	$18,872,040	$16,449,861	–	–

Shares outstanding[2]	1,648,384	796,565	–	–

Net asset value	$11.45	$20.65	–	–

Investor C
Net assets	$99,433,466	$146,186,073	$2,725,948	$18,725

Shares outstanding[2]	8,671,019	7,115,151	247,804	2,727

Net asset value	$11.47	$20.55	$11.00	$6.87

[1]	Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	25

Statements of Operations

Period Ended September 30, 2011	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]	BlackRock China Fund[2]
Investment Income
Dividends and reclaims – unaffiliated	$10,182,873	$12,297,868	$103,508	$61,826
Foreign taxes withheld	(877,319)	(628,874)	(4,860)	(4,559)
Dividends – affiliated	75,324	56,737	307	38
Securities lending – affiliated	24,842	67,974	–	–
Interest	17,523	30,875	–	–

Total income	9,423,243	11,824,580	98,955	57,305

Expenses
Investment advisory	7,345,290	11,609,972	66,346	11,392
Service and distribution – class specific	2,367,068	4,556,575	19,583	113
Transfer agent – class specific	826,840	2,074,706	10,652	195
Administration	684,350	1,022,947	6,635	854
Administration – class specific	240,450	350,995	2,204	284
Registration	110,162	124,231	22,939	238
Custodian	82,865	121,657	16,120	3,509
Printing	79,246	121,503	1,702	3,172
Professional	61,282	69,581	73,816	52,526
Officer and Trustees	28,355	44,185	3,207	1,342
Organization and offering	–	–	141,403	82,674
Miscellaneous	49,413	73,000	18,672	1,841
Recoupment of past waived fees – class specific	301,583	276,641	–	–

Total expenses	12,176,904	20,445,993	383,279	158,140
Less fees waived by advisor	(42,172)	(31,649)	(66,346)	(11,392)
Less administration fees waived	–	–	(6,635)	(854)
Less administration fees waived – class specific	(4,946)	(19,779)	(2,185)	(257)
Less transfer agent fees waived – class specific	(971)	(7,145)	(728)	–
Less transfer agent fees reimbursed – class specific	(2,169)	(79,286)	(9,251)	(159)
Less expenses reimbursed by advisor	–	–	(168,305)	(126,565)
Less fees paid indirectly	(793)	(1,626)	(20)	–

Total expenses after fees waived, reimbursed and paid indirectly	12,125,853	20,306,508	129,809	18,913

Net investment income (loss)	(2,702,610)	(8,481,928)	(30,854)	38,392

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	47,616,692	180,435,297	(129,590)	(21,170)
Investments – affiliated	–	3,251,324	–	–
Foreign currency transactions	(29,656)	(75,703)	10,396	(97)

	47,587,036	183,610,918	(119,194)	(21,267)

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	(148,086,496)	(332,132,433)	(740,367)	(960,324)
Investments – affiliated	–	(14,618,047)	–	–
Foreign currency transactions	(13,062)	(6,864)	(454)	107

	(148,099,558)	(346,757,344)	(740,821)	(960,217)

Total realized and unrealized loss	(100,512,522)	(163,146,426)	(860,015)	(981,484)

Net Decrease in Net Assets Resulting from Operations	$(103,215,132)	$(171,628,354)	$(890,869)	$(943,092)

[1]	Consolidated Statement of Operations.
[2]	Commencement of operations on April 29, 2011.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Energy & Resources Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment loss	$(2,702,610)	$(1,403,652)	$(8,481,928)	$(4,301,209)
Net realized gain	47,587,036	12,129,983	183,610,918	28,661,975
Net change in unrealized appreciation/depreciation	(148,099,558)	55,391,348	(346,757,344)	30,230,249

Net increase (decrease) in net assets resulting from operations	(103,215,132)	66,117,679	(171,628,354)	54,591,015

Dividends to Shareholders From
Net investment income:
Institutional	(3,839,400)	(2,738,372)	(4,255,273)	–
Service	(26,046)	(17,725)	–	–
Investor A	(1,129,552)	(922,007)	(7,643,972)	–
Investor B	–	–	(108,168)	–
Investor C	–	–	(1,292,699)	–

Decrease in net assets resulting from dividends to shareholders	(4,994,998)	(3,678,104)	(13,300,112)	–

Capital Share Transactions
Net increase in net assets derived from capital share transactions	43,265,442	58,186,356	198,994,525	97,767,667

Redemption Fees
Redemption fees	11,916	270,193	85,902	159,759

Net Assets
Total increase (decrease) in net assets	(64,932,772)	120,896,124	14,151,961	152,518,441
Beginning of year	775,339,762	654,443,638	1,086,917,016	934,398,575

End of year	$710,406,990	$775,339,762	$1,101,068,977	$1,086,917,016

Accumulated net investment loss	$(45,402)	$(1,826,010)	$(15,133,630)	$(10,663,092)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	27

Statements of Changes in Net Assets (concluded)

	BlackRock World Gold Fund		BlackRock China Fund
	Year Ended September 30,	Period May 26, 2010[2] to September 30,	Period April 29, 2011[2] to September 30,
Increase in Net Assets:	2011[1]	2010	2011
Operations
Net investment income (loss)	$(30,854)	$(4,657)	$38,392
Net realized gain (loss)	(119,194)	76,681	(21,267)
Net change in unrealized appreciation/depreciation	(740,821)	640,447	(960,217)

Net increase (decrease) in net assets resulting from operations	(890,869)	712,471	(943,092)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(54,178)	–	–
Investor A	(17,212)	–	–
Investor C	(5,391)	–	–
Tax return of capital:
Institutional	(14,591)	–	–
Investor A	(4,882)	–	–
Investor C	(1,788)	–	–
Net realized gain:
Institutional	(48,469)	–	–
Investor A	(16,216)	–	–
Investor C	(5,939)	–	–

Decrease in net assets resulting from dividends and distributions to shareholders	(168,666)	–	–

Capital Share Transactions
Net increase in net assets derived from capital share transactions	6,780,995	3,966,256	3,061,151

Redemption Fees
Redemption fees	218	145	–

Net Assets
Total increase in net assets	5,721,678	4,678,872	2,118,059
Beginning of period	4,678,872	–	–

End of period	$10,400,550	$4,678,872	$2,118,059

Undistributed (accumulated) net investment income (loss)	$(63,443)	$4,665	$38,295

[1]	Consolidated Statement of Changes in Net Assets.
[2]	Commencement of operations.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$13.76	$12.46	$16.20	$19.40	$13.85	$13.49	$12.24	$16.01	$19.19	$13.75

Net investment income (loss)[1]	0.01	0.02	0.02	0.24	0.05	(0.05)	(0.03)	(0.03)	0.12	(0.02)
Net realized and unrealized gain (loss)[2]	(1.51)	1.38	(2.14)	(2.90)	5.90	(1.47)	1.35	(2.12)	(2.83)	5.86

Net increase (decrease) from investment operations	(1.50)	1.40	(2.12)	(2.66)	5.95	(1.52)	1.32	(2.15)	(2.71)	5.84

Dividends and distributions from:
Net investment income	(0.12)	(0.10)	–	(0.23)	–	(0.07)	(0.07)	–	(0.16)	–
Net realized gain	–	–	(1.62)	(0.31)	(0.40)	–	–	(1.62)	(0.31)	(0.40)

Total dividends and distributions	(0.12)	(0.10)	(1.62)	(0.54)	(0.40)	(0.07)	(0.07)	(1.62)	(0.47)	(0.40)

Net asset value, end of year	$12.14	$13.76	$12.46	$16.20	$19.40	$11.90	$13.49	$12.24	$16.01	$19.19

Total Investment Return[3,4]
Based on net asset value	(11.10)%	11.32%	(7.53)%	(14.25)%	43.66%	(11.36)%	10.79%	(7.85)%	(14.59)%	43.16%

Ratios to Average Net Assets
Total expenses	0.93%	0.94%	0.98%	0.89%	0.93%	1.27%	1.34%	1.54%	1.25%	1.42%

Total expenses excluding recoupment of past waived fees	0.91%	0.93%	0.97%	0.89%	0.93%	1.24%	1.27%	1.47%	1.25%	1.42%

Total expenses after fees waived, reimbursed and paid indirectly	0.93%	0.93%	0.93%	0.89%	0.93%	1.26%	1.34%	1.35%	1.25%	1.33%

Net investment income (loss)	0.03%	0.16%	0.17%	1.14%	0.31%	(0.30)%	(0.25)%	(0.26)%	0.56%	(0.11)%

Supplemental Data
Net assets, end of year (000)	$400,269	$420,071	$328,434	$510,804	$598,747	$4,816	$4,231	$3,426	$4,836	$3,435

Portfolio turnover	22%	38%	22%	38%	31%	22%	38%	22%	38%	31%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	29

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$13.50	$12.24	$16.01	$19.18	$13.75	$13.03	$11.84	$15.68	$18.82	$13.59

Net investment income (loss)[1]	(0.06)	(0.03)	(0.02)	0.17	(0.02)	(0.18)	(0.13)	(0.09)	0.01	(0.13)
Net realized and unrealized gain (loss)[2]	(1.47)	1.35	(2.13)	(2.87)	5.85	(1.40)	1.32	(2.13)	(2.81)	5.76

Net increase (decrease) from investment operations	(1.53)	1.32	(2.15)	(2.70)	5.83	(1.58)	1.19	(2.22)	(2.80)	5.63

Dividends and distributions from:
Net investment income	(0.07)	(0.06)	–	(0.16)	–	–	–	–	(0.03)	–
Net realized gain	–	–	(1.62)	(0.31)	(0.40)	–	–	(1.62)	(0.31)	(0.40)

Total dividends and distributions	(0.07)	(0.06)	(1.62)	(0.47)	(0.40)	–	–	(1.62)	(0.34)	(0.40)

Net asset value, end of year	$11.90	$13.50	$12.24	$16.01	$19.18	$11.45	$13.03	$11.84	$15.68	$18.82

Total Investment Return[3,4]
Based on net asset value	(11.46)%	10.84%	(7.85)%	(14.55)%	43.09%	(12.13)%	10.05%	(8.56)%	(15.23)%	42.11%

Ratios to Average Net Assets
Total expenses	1.35%	1.34%	1.48%	1.27%	1.34%	2.11%	2.17%	2.35%	2.09%	2.23%

Total expenses excluding recoupment of past waived fees	1.28%	1.32%	1.45%	1.27%	1.34%	2.09%	2.16%	2.33%	2.09%	2.23%

Total expenses after fees waived, reimbursed and paid indirectly	1.34%	1.34%	1.34%	1.26%	1.31%	2.10%	2.10%	2.06%	2.04%	2.04%

Net investment income (loss)	(0.38)%	(0.25)%	(0.25)%	0.81%	(0.10)%	(1.15)%	(1.03)%	(0.95)%	0.06%	(0.82)%

Supplemental Data
Net assets, end of year (000)	$187,017	$207,523	$178,364	$267,422	$347,598	$18,872	$27,113	$30,873	$42,399	$55,538

Portfolio turnover	22%	38%	22%	38%	31%	22%	38%	22%	38%	31%

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$13.04	$11.85	$15.69	$18.84	$13.60

Net investment income (loss)[1]	(0.17)	(0.13)	(0.09)	0.02	(0.13)
Net realized and unrealized gain (loss)[2]	(1.40)	1.32	(2.13)	(2.82)	5.77

Net increase (decrease) from investment operations	(1.57)	1.19	(2.22)	(2.80)	5.64

Dividends and distributions from:
Net investment income	–	–	–	(0.04)	–
Net realized gain	–	–	(1.62)	(0.31)	(0.40)

Total dividends and distributions	–	–	(1.62)	(0.35)	(0.40)

Net asset value, end of year	$11.47	$13.04	$11.85	$15.69	$18.84

Total Investment Return[3,4]
Based on net asset value	(12.04)%	10.04%[4]	(8.54)%[4]	(15.21)%[4]	42.15%[4]

Ratios to Average Net Assets
Total expenses	2.05%	2.08%	2.23%	2.02%	2.12%

Total expenses excluding recoupment of past waived fees	2.03%	2.08%	2.21%	2.02%	2.12%

Total expenses after fees waived, reimbursed and paid indirectly	2.04%	2.08%	2.05%	2.01%	2.04%

Net investment income (loss)	(1.08)%	(1.00)%	(0.95)%	0.08%	(0.83)%

Supplemental Data
Net assets, end of year (000)	$99,433	$116,401	$113,347	$153,512	$207,194

Portfolio turnover	22%	38%	22%	38%	31%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	31

Financial Highlights	BlackRock Energy & Resources Portfolio

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$34.98	$32.61	$51.31	$63.42	$68.57	$30.63	$28.67	$47.29	$59.02	$64.90

Net investment income (loss)[1]	(0.08)	0.05	(0.07)	(0.13)	(0.02)	(0.20)	(0.12)	(0.13)	(0.32)	(0.16)
Net realized and unrealized gain (loss)	(2.68)	2.31	(9.60)	(2.78)	14.26	(2.34)	2.08	(9.46)	(2.29)	13.41

Net increase (decrease) from investment operations	(2.76)	2.36	(9.67)	(2.91)	14.24	(2.54)	1.96	(9.59)	(2.61)	13.25

Dividends and distributions from:
Net investment income	(0.52)	–	–	(2.01)	(0.81)	(0.36)	–	–	(1.92)	(0.55)
Net realized gain	–	–	(9.04)	(7.22)	(18.58)	–	–	(9.04)	(7.22)	(18.58)

Total dividends and distributions	(0.52)	–	(9.04)	(9.23)	(19.39)	(0.36)	–	(9.04)	(9.14)	(19.13)

Redemption fees added to paid-in capital	0.00 [2]	0.01	0.01	0.03	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.02	0.00 [2]

Net asset value, end of year	$31.70	$34.98	$32.61	$51.31	$63.42	$27.73	$30.63	$28.67	$47.29	$59.02

Total Investment Return[3]
Based on net asset value	(8.28)%	7.27%[4,5]	(7.64)%[6,7]	(6.77)%[5]	23.55%[8]	(8.61)%	6.84%[8,9]	(8.20)%[5,10]	(6.78)%[7]	23.25%[8]

Ratios to Average Net Assets
Total expenses	0.93%	0.97%	1.00%	0.92%	1.07%	1.28%	1.35%	1.40%	1.25%	1.30%

Total expenses excluding recoupment of past waived fees	0.93%	0.97%	0.98%	0.92%	1.07%	1.26%	1.31%	1.38%	1.25%	1.30%

Total expenses after fees waived, reimbursed and paid indirectly	0.92%	0.97%	0.99%	0.92%	1.03%	1.27%	1.35%	1.31%	1.25%	1.29%

Net investment income (loss)	(0.18)%	0.13%	(0.25)%	(0.18)%	(0.03)%	(0.52)%	(0.39)%	(0.55)%	(0.49)%	(0.28)%

Supplemental Data
Net assets, end of year (000)	$306,403	$274,009	$134,187	$82,147	$37,498	$632,030	$644,786	$636,437	$689,646	$685,590

Portfolio turnover	40%	16%	25%	32%	15%	40%	16%	25%	32%	15%

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$22.86	$21.56	$39.68	$50.87	$58.19	$22.81	$21.51	$39.61	$50.84	$58.19

Net investment loss[1]	(0.38)	(0.27)	(0.22)	(0.67)	(0.50)	(0.37)	(0.24)	(0.22)	(0.66)	(0.50)
Net realized and unrealized gain (loss)	(1.73)	1.57	(8.87)	(1.81)	11.82	(1.69)	1.54	(8.85)	(1.79)	11.83

Net increase (decrease) from investment operations	(2.11)	1.30	(9.09)	(2.48)	11.32	(2.06)	1.30	(9.07)	(2.45)	11.33

Dividends and distributions from:
Net investment income	(0.10)	–	–	(1.51)	(0.06)	(0.20)	–	–	(1.58)	(0.04)
Net realized gain	–	–	(9.04)	(7.22)	(18.58)	–	–	(9.04)	(7.22)	(18.58)

Total dividends and distributions	(0.10)	–	(9.04)	(8.73)	(18.64)	(0.20)	–	(9.04)	(8.80)	(18.62)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.02	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.02	0.00 [2]

Net asset value, end of year	$20.65	$22.86	$21.56	$39.68	$50.87	$20.55	$22.81	$21.51	$39.61	$50.84

Total Investment Return[3]
Based on net asset value	(9.33)%	6.03%[8,11]	(8.74)%[12,13]	(7.63)%[7]	22.35%[8]	(9.25)%	6.04%[8,14]	(8.68)%[13,15]	(7.57)%[7]	22.36%[8]

Ratios to Average Net Assets
Total expenses	2.07%	2.10%	2.25%	2.01%	2.08%	2.04%	2.06%	2.16%	1.96%	2.02%

Total expenses excluding recoupment of past waived fees	2.03%	2.10%	2.23%	2.01%	2.08%	1.99%	2.05%	2.16%	1.96%	2.02%

Total expenses after fees waived, reimbursed and paid indirectly	2.07%	2.09%	2.05%	2.00%	2.03%	2.03%	2.05%	2.05%	1.96%	2.01%

Net investment loss	(1.31)%	(1.17)%	(1.28)%	(1.24)%	(1.01)%	(1.29)%	(1.07)%	(1.29)%	(1.21)%	(1.00)%

Supplemental Data
Net assets, end of year (000)	$16,450	$25,633	$34,218	$57,174	$80,178	$146,186	$142,490	$129,556	$151,409	$144,300

Portfolio turnover	40%	16%	25%	32%	15%	40%	16%	25%	32%	15%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.20%.
[5]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (7.66)%.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.
[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 6.77%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.23)%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.94%.
[12]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.77)%.
[13]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.
[14]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.95%.
[15]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.71)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	33

Financial Highlights	BlackRock World Gold Fund

	Institutional		Investor A		Investor C
	Year Ended September 30, 2011[1]	Period May 26, 2010[2] to September 30, 2010	Year Ended September 30, 2011[1]	Period May 26, 2010[2] to September 30, 2010	Year Ended September 30, 2011[1]	Period May 26, 2010[2] to September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$12.07	$10.00	$12.05	$10.00	$12.02	$10.00

Net investment income (loss)[3]	(0.02)	(0.01)	(0.04)	0.00 [4]	(0.13)	(0.04)
Net realized and unrealized gain (loss)[5]	(0.63)	2.08	(0.62)	2.05	(0.62)	2.06

Net increase (decrease) from investment operations	(0.65)	2.07	(0.66)	2.05	(0.75)	2.02

Dividends and distributions from:
Net investment income	(0.13)	–	(0.13)	–	(0.11)	–
Tax return of capital	(0.04)	–	(0.04)	–	(0.04)	–
Net realized capital gain	(0.12)	–	(0.12)	–	(0.12)	–

Total dividends and distributions	(0.29)	–	(0.29)	–	(0.27)	–

Net asset value, end of period	$11.13	$12.07	$11.10	$12.05	$11.00	$12.02

Total Investment Return[6]
Based on net asset value	(5.69)%	20.70%[7]	(5.83)%	20.50%[7]	(6.57)%	20.20%[7]

Ratios to Average Net Assets
Total expenses	4.05%	5.79%[8,9]	4.45%	7.16%[8,9]	5.14%	7.37%[8,9]

Total expenses after fees waived and reimbursed	1.24%	1.24%[9]	1.49%	1.49%[9]	2.27%	2.27%[9]

Net investment income (loss)	(0.15)%	(0.39)%[9]	(0.36)%	0.07%[9]	(1.05)%	(1.15)%[9]

Supplemental Data
Net assets, end of period (000)	$4,432	$3,974	$3,242	$572	$2,726	$132

Portfolio turnover	29%	1%	29%	1%	29%	1%

[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Less than $0.01 per share.
[5]	Includes redemption fees, which are less than $0.01 per share.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Aggregate total investment return.
[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 6.17%, 8.00% and 7.94% respectively.

[9]	Annualized.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights	BlackRock China Fund

	Period April 29, 2011[1] to September 30, 2011
	Institutional	Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.13	0.09	0.09
Net realized and unrealized loss	(3.23)	(3.20)	(3.22)

Net decrease from investment operations	(3.10)	(3.11)	(3.13)

Net asset value, end of period	$6.90	$6.89	$6.87

Total Investment Return[3]
Based on net asset value	(31.00)%	(31.10)%	(31.30)%

Ratios to Average Net Assets[4]
Total expenses[5]	9.67%	12.18%	11.73%

Total expenses after fees waived and reimbursed	1.65%	1.90%	2.65%

Net investment income	3.39%	2.47%	2.30%

Supplemental Data
Net assets, end of period (000)	$2,049	$51	$19

Portfolio turnover	14%	14%	14%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 13.81%, 18.86% and 16.54% respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	35

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2011, the Trust had 27 series, of which BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources”), BlackRock Energy & Resources Portfolio (“Energy & Resources”), BlackRock World Gold Fund (“World Gold”) and BlackRock China Fund (“China”) (collectively the “Funds”) are included in these financial statements. The Funds are classified as non-diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman World Gold Fund 1, Ltd. (the “Subsidiary”), a wholly owned subsidiary of World Gold, which primarily invests in commodity-related instruments. The Subsidiary allows World Gold to hold these commodity-related instruments and still satisfy Regulated Investment Company tax requirements. World Gold may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to World Gold.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect

36	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes: China may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Funds a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Funds to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Funds the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Funds as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Funds must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Funds since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive dividend or interest income on the securities

BLACKROCK FUNDS	SEPTEMBER 30, 2011	37

Notes to Financial Statements (continued)

received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2011, the participating Funds accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on All-Cap Energy & Resources and Energy & Resources Funds’ US federal tax returns remains open for each of the four years ended September 30, 2011. The statute of limitations on World Gold’s US federal tax returns remains open for each of the two periods ended September 30, 2011. The statute of limitations on China’s US federal tax return remains open for the period ended September 30, 2011. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of World Gold and China were expensed by World Gold and China, respectively, and reimbursed by the Manager. Offering costs associated with the establishment of World Gold and China are amortized over a 12-month period beginning with the commencement of operations. The Manager reimbursed China $21,119 in organization costs, which is included in expenses reimbursed by advisor in the Statements of Operations.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2011
Asset Derivatives
	Statements of Assets and Liabilities Location	Energy & Resources
	Unrealized appreciation on
	foreign currency
Foreign currency exchange contracts	exchange contracts	$187

Liability Derivatives
	Statements of Assets and Liabilities Location	World Gold
	Unrealized depreciation on
	foreign currency
Foreign currency exchange contracts	exchange contracts	$2,505

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2011
Net Realized Gain (Loss) From
	All-Cap Energy & Resources	Energy & Resources	World Gold	China
Foreign currency exchange contracts	$14,350	$313,463	$5,166	$400

Net Change in Unrealized Appreciation/Depreciation on
	Energy & Resources	World Gold
Foreign currency exchange contracts	$153	$(2,613)

For the year ended September 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	All-Cap Energy & Resources*	Energy & Resources	World Gold		China*
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	1	1	1		1
Average number of contracts – US dollars sold	1	1	2		1
Average US dollar amounts purchased	$613,777	$639,577	$29,739	*	$70,287
Average US dollar amounts sold	$751,798	$156,419	$51,052		$9,449
*	Average contract amount shown due to limited activity.

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund except China pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion – $2 Billion	0.700%
$2 Billion – $3 Billion	0.675%
Greater Than $3 Billion	0.650%

For such services, China pays the Manager a monthly fee at an annual rate of 1.00% based on a percentage of average daily net assets.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit

BLACKROCK FUNDS	SEPTEMBER 30, 2011	39

Notes to Financial Statements (continued)

expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012 unless approved by the Board, including a majority of the Independent Trustees. This amount is included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the year ended September 30, 2011, the Manager waived $66,172 and $11,367 of investment advisory fees for World Gold and China, respectively, which is included in fees waived by advisor. The expense limitations as a percentage of average daily net assets are as follows:

Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold	China
Institutional	0.96%	1.07%	1.24%	1.65%
Service	1.38%	1.38%[1]	N/A	N/A
Investor A	1.38%	1.38%	1.49%	1.90%
Investor B	2.10%	2.10%	N/A	N/A
Investor C	2.10%	2.10%	2.27%	2.65%
[1]	There were no shares outstanding as of September 30, 2011.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended September 30, 2011, the amounts waived were as follows:

All-Cap Energy & Resources	$42,172
Energy & Resources	$31,649
World Gold	$174
China	$25

The Manager entered into a sub-advisory agreement with BlackRock International, Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for World Gold. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by World Gold to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	All-Cap Energy & Resources	Energy & Resources
Institutional	$91,310	$5,699
Service	1,719	–
Investor A	174,800	171,090
Investor B	5,363	10,395
Investor C	28,391	89,457

Total	$301,583	$276,641

On September 30, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2012	2013
All-Cap Energy & Resources	$14,359	$8,086
Energy & Resources	–	$106,211
World Gold	$61,160	$253,275
China	–	$139,204

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2011:

All-Cap Energy & Resources	$233,837
Energy & Resources	$49,803

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

For the year ended September 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$51,433
Energy & Resources	$154,215
World Gold	$5,369
China	$181

For the year ended September 30, 2011, affiliates received the following CDSC relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$66,202	$58,521	$20,548
Energy & Resources	$17,297	$18,843	$49,587
World Gold	–	–	$232

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2011, the Funds paid the following to affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations.

All-Cap Energy & Resources	$923
Energy & Resources	$10,827

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

Call Center
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	$4,460	$6,340	$226
Service	418	–	–
Investor A	16,022	45,527	329
Investor B	2,554	2,350	–
Investor C	8,664	10,400	176

Total	$32,118	$64,617	$731

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2011, the Funds paid the following to affiliates in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operations:

All-Cap Energy & Resources	$631,406
Energy & Resources	$933,210
World Gold	$19
China	$27

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending – affiliated in the Statements of Operations. For the year ended September 30, 2011, BIM received $30,522 in securities lending agent fees related to securities lending activities for the Funds.

For the year ended September 30, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses:

Administration Fees
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold	China
Institutional	$129,743	$109,780	$1,242	$279
Service	1,517	–	–	–
Investor A	67,262	184,430	631	3
Investor B	7,243	6,963	–	–
Investor C	34,685	49,822	331	2

Total	$240,450	$350,995	$2,204	$284

BLACKROCK FUNDS	SEPTEMBER 30, 2011	41

Notes to Financial Statements (continued)

	Administration Fees Waived
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold	China
Institutional	–	$5,940	$1,242	$252
Service	$23		–	–
Investor A	3,512	10,697	631	3
Investor B	1,411	273	–	–
Investor C	–	2,869	312	2

Total	$4,946	$19,779	$2,185	$257

	Service and Distribution Fees
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold	China
Service	$15,183	–	–	–
Investor A	672,777	$2,282,794	$6,321	$35
Investor B	289,857	278,278	–	–
Investor C	1,389,251	1,995,503	13,262	78

Total	$2,367,068	$4,556,575	$19,583	$113

	Transfer Agent Fees
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold	China
Institutional	$168,669	$322,174	$2,815	$75
Service	6,508	–	–	–
Investor A	395,973	1,430,763	5,077	75
Investor B	59,006	48,969	–	–
Investor C	196,684	272,800	2,760	45

Total	$826,840	$2,074,706	$10,652	$195

	Transfer Agent Fees Waived
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	–	$516	$226
Investor A	$869	5,545	329
Investor B	102	50	–
Investor C	–	1,034	173

Total	$971	$7,145	$728

	Transfer Agent Fees Reimbursed
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold	China
Institutional	–	$5,413	$2,509	$43
Investor A	$2,120	65,632	4,666	73
Investor B	49	33	–	–
Investor C	–	8,208	2,076	43

Total	$2,169	$79,286	$9,251	$159

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2011, were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$209,369,770	$199,813,408
Energy & Resources	$769,461,039	$613,735,514
World Gold	$9,004,376	$2,446,238
China	$3,340,680	$351,442

5. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the year ended September 30, 2011.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2011 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses, non-deductible expenses, the reclassification of distributions and distributions paid in excess of taxable income were reclassified to the following accounts:

	All-Cap Energy & Resources	Energy & Resources	World Gold	China
Paid-in capital	$(9,233,791)	$(11,038,406)	$(148)	–
Undistributed (accumulated) net investment income (loss)	$9,478,216	$17,311,502	$39,527	$(97)
Accumulated net realized gain (loss)	$(244,425)	$(6,273,096)	$(39,379)	$97

42	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

	All-Cap Energy & Resources	Energy & Resources	World Gold
Ordinary income
9/30/11	$4,994,998	$13,300,112	$147,405
9/30/10	$3,678,104	–	–
Tax return of capital
9/30/11	–	–	$21,261

Total
9/30/11	$4,994,998	$13,300,112	$168,666
9/30/10	$3,678,104	–	–

As of September 30, 2011, the tax components of accumulated net losses were as follows:

	All-Cap Energy & Resources	Energy & Resources	World Gold	China
Undistributed ordinary income	–	–	–	$38,295
Undistributed long-term capital gains	–	$14,173,429	–	–
Capital loss carryforwards	$(101,763,569)	–	–	(18,788)
Net unrealized losses*	(19,263,836)	(163,969,229)	$(322,399)	(962,599)

Total	$(121,027,405)	$(149,795,800)	$(322,399)	$(943,092)

*	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies, the deferral of post-October currency and capital losses for tax purposes and the difference between the book and tax treatment of certain security lending transactions.

As of September 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	All-Cap Energy & Resources
2018	$(101,763,569)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after September 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

As of September 30, 2011, China had a short-term capital loss carryforward available to offset future realized capital gains in the amount of $18,788. The capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of September 30, 2011, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting the energy sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2011, World Gold invested a significant portion of its assets in securities in the materials sector. Changes in economic conditions affecting the materials sector would have a greater impact on World Gold and could affect the value, income and/or liquidity of positions in such securities.

China invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When China concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities market may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	43

Notes to Financial Statements (continued)

As of September 30, 2011, the Funds listed below had the following geographic allocations:

Geographic Allocations	All-Cap Energy & Resources	Energy & Resources
United States	67%	70%
Canada	19	23
Netherlands	5	–
Bermuda	3	3
Norway	2	–
United Kingdom	1	1
Brazil	1	–
France	1	–
China	1	–
Switzerland	–	3

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
All-Cap Energy & Resources	Shares	Amount	Shares	Amount

Institutional
Shares sold	11,764,153	$196,149,612	9,986,367	$134,367,824
Shares issued in reinvestment of dividends	236,670	3,753,576	200,405	2,539,121

Total issued	12,000,823	199,903,188	10,186,772	136,906,945
Shares redeemed	(9,569,807)	(155,160,649)	(6,009,774)	(78,555,760)

Net increase	2,431,016	$44,742,539	4,176,998	$58,351,185

Service
Shares sold	233,545	$3,751,758	129,470	$1,728,714
Shares issued in reinvestment of dividends	1,559	24,303	1,331	16,588

Total issued	235,104	3,776,061	130,801	1,745,302
Shares redeemed	(144,086)	(2,329,320)	(97,186)	(1,249,770)

Net increase	91,018	$1,446,741	33,615	$495,532

Investor A
Shares sold and automatic conversion of shares	7,235,798	$116,893,102	6,290,997	$84,492,272
Shares issued in reinvestment of dividends	68,620	1,070,479	68,064	848,743

Total issued	7,304,418	117,963,581	6,359,061	85,341,015
Shares redeemed	(6,968,976)	(111,272,616)	(5,559,495)	(71,791,932)

Net increase	335,442	$6,690,965	799,566	$13,549,083

Investor B
Shares sold	51,499	$813,829	57,002	$730,829
Shares redeemed and automatic conversion of shares	(484,707)	(7,428,635)	(582,551)	(7,366,731)

Net decrease	(433,208)	$(6,614,806)	(525,549)	$(6,635,902)

44	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

	Year Ended September 30, 2011		Year Ended September 30, 2010
All-Cap Energy & Resources (concluded)	Shares	Amount	Shares	Amount

Investor C
Shares sold	1,743,965	$27,386,669	1,577,404	$20,119,009
Shares redeemed	(2,001,029)	(30,386,666)	(2,214,419)	(27,692,551)

Net decrease	(257,064)	$(2,999,997)	(637,015)	$(7,573,542)

Energy & Resources

Institutional
Shares sold	7,170,242	$330,432,080	5,182,364	$179,128,556
Shares issued in reinvestment of dividends	84,123	3,587,025	–	–

Total issued	7,254,365	334,019,105	5,182,364	179,128,556
Shares redeemed	(5,422,553)	(234,438,204)	(1,464,280)	(50,954,339)

Net increase	1,831,812	$99,580,901	3,718,084	$128,174,217

Investor A
Shares sold and automatic conversion of shares	12,876,717	$509,593,830	9,081,335	$283,393,555
Shares issued in reinvestment of dividends	197,658	7,392,389	–	–

Total issued	13,074,375	516,986,219	9,081,335	283,393,555
Shares redeemed	(11,335,505)	(436,454,466)	(10,225,750)	(309,607,556)

Net increase (decrease)	1,738,870	$80,531,753	(1,144,415)	$(26,214,001)

Investor B
Shares sold	26,094	$771,312	38,395	$891,555
Shares issued in reinvestment of dividends	3,677	103,069	–	–

Total issued	29,771	874,381	38,395	891,555
Shares redeemed and automatic conversion of shares	(354,576)	(10,074,825)	(504,196)	(11,638,269)

Net decrease	(324,805)	$(9,200,444)	(465,801)	$(10,746,714)

Investor C
Shares sold	2,552,890	$75,921,530	1,835,681	$43,051,912
Shares issued in reinvestment of dividends	43,559	1,214,416	–	–

Total issued	2,596,449	77,135,946	1,835,681	43,051,912
Shares redeemed	(1,727,294)	(49,053,631)	(1,613,256)	(36,497,747)

Net increase	869,155	$28,082,315	222,425	$6,554,165

			Period May 26, 2010[1] to September 30, 2010
World Gold			Shares	Amount

Institutional
Shares sold	181,768	$2,270,406	329,452	$3,324,244
Shares issued in reinvestment of dividends and distributions	1,892	24,354	–	–

Total issued	183,660	2,294,760	329,452	3,324,244
Shares redeemed	(114,738)	(1,416,911)	(73)	(765)

Net increase	68,922	$877,849	329,379	$3,323,479

BLACKROCK FUNDS	SEPTEMBER 30, 2011	45

Notes to Financial Statements (concluded)

	Year Ended September 30, 2011		Period May 26, 2010[1] to September 30, 2010
World Gold (concluded)	Shares	Amount	Shares	Amount

Investor A
Shares sold	470,161	$5,767,358	47,918	$531,234
Shares issued in reinvestment of dividends and distributions	2,868	36,880	–	–

Total issued	473,029	5,804,238	47,918	531,234
Shares redeemed	(228,392)	(2,864,351)	(419)	(5,027)

Net increase	244,637	$2,939,887	47,499	$526,207

Investor C
Shares sold	274,614	$3,410,785	11,383	$121,162
Shares issued in reinvestment of dividends and distributions	964	12,364	–	–

Total issued	275,578	3,423,149	11,383	121,162
Shares redeemed	(38,767)	(459,890)	(390)	(4,592)

Net increase	236,811	$2,963,259	10,993	$116,570

	Period April 29, 2011[1] to September 30, 2011
China	Shares	Amount

Institutional
Shares sold	297,943	$2,978,100
Shares redeemed	(800)	(7,351)

Net increase	297,143	$2,970,749

Investor A
Shares sold	7,911	$69,004
Shares redeemed	(575)	(3,963)

Net increase	7,336	$65,041

Investor C
Shares sold	2,727	$25,361
Shares redeemed	–	–

Net increase	2,727	$25,361

[1]	Commencement of operations.

There is a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees are collected and retained by the Funds for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds.

At September 30, 2011, 296,000 Institutional Shares, 2,000 Investor A Shares and 2,000 Investor C Shares were owned by affiliates in China.

At September 30, 2011, 296,000 Institutional Shares were owned by affiliates in World Gold.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock All-Cap Energy & Resources Portfolio, BlackRock Energy & Resources Portfolio, and BlackRock China Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the BlackRock World Gold Fund, four of the twenty-seven series constituting BlackRock Funds (the “Funds”), as of September 30, 2011, and the related statements of operations for the BlackRock All-Cap Energy & Resources Portfolio and BlackRock Energy & Resources Portfolio and the related consolidated statement of operations for the BlackRock World Gold Fund for the year then ended and for the BlackRock China Fund for the period April 29, 2011 (commencement of operations) through September 30, 2011, the statements of changes in net assets for the BlackRock All-Cap Energy & Resources Portfolio and BlackRock Energy & Resources Portfolio for each of the two years in the period then ended, and the consolidated statement of changes for the BlackRock World Gold Fund for the year then ended and for the period May 26, 2010 (commencement of operations) through September 30, 2010 and the BlackRock China Fund for the period April 29, 2011 (commencement of operations) through September 30, 2011, and the financial highlights for the BlackRock All-Cap Energy & Resources Portfolio, BlackRock Energy & Resources Portfolio, BlackRock China Fund and the consolidated financial highlights for the BlackRock World Gold Fund for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2011, the results of their operations for the BlackRock All-Cap Energy & Resources Portfolio, BlackRock Energy & Resources Portfolio and BlackRock World Gold Fund for the year then ended and the BlackRock China Fund for the period April 29, 2011 (commencement of operations) through September 30, 2011, the changes in their net assets for the BlackRock All-Cap Energy & Resources Portfolio and BlackRock Energy & Resources Portfolio for each of the two years in the period then ended, the BlackRock World Gold Fund for the year then ended and for the period May 26, 2010 (commencement of operations) through September 30, 2010 and BlackRock China Fund for the period April 29, 2011 (commencement of operations) through September 30, 2011, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Philadelphia, Pennsylvania November 23, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the taxable year ended September 30, 2011:

	Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Foreign Source Income	Foreign Taxes Paid Per Share[3]
BlackRock All-Cap Energy & Resources Portfolio	12/10/10	100.00%	56.06%	–	–
BlackRock Energy & Resources Portfolio	12/15/10	58.54%	29.05%	–	–
BlackRock World Gold Fund	12/15/10	9.22%[2]	1.88%[2]	4.81%[2]	$0.000592

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
[3]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 5, 2011 and May 17–18, 2011 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources Portfolio”), BlackRock Energy & Resources Portfolio (“Energy & Resources Portfolio”) and BlackRock World Gold Fund (“World Gold Fund,” each a “Fund,” and together with All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, the “Funds”), each a series of the Trust. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to World Gold Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 5, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on April 5, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 5, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 17-18, 2011 Board meeting.

At an in-person meeting held on May 17-18, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust on behalf of each Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to World Gold Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 5, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category and, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that, in general, each of All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group in each of the one-, three- and five-year periods reported.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that, in general, World Gold Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in the since-inception period reported.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that each Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that with respect to each of the Funds, BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included

50	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust on behalf of each Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to World Gold Fund for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the applicable Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on November 15-16, 2010 to consider the approval of the Trust’s proposed investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (“BlackRock”) on behalf of BlackRock China Fund, a portfolio of the Trust (the “Fund”). The Agreement was the same agreement that had previously been approved by the Board with respect to other portfolios of the Trust. The Fund commenced operations in April 2011.

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Trust or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other funds managed by BlackRock or other BlackRock advisors, who are not “interested persons” of their respective funds.

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on November 15-16, 2010, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Trust and the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Fund; (f) possible alternatives to the proposed Agreement; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; and (h) other factors deemed relevant by the Board Members.

In determining to approve the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the November 2010 meeting relating to its consideration of the Agreement, including (a) fees and estimated expense ratios of each class of the Fund, and for a representative class of the Fund, in comparison to the fees and expense ratios of a peer group of funds; (b) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related interestholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of

52	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the portfolio management team for the Fund. The Board also took into account the time and attention to be devoted by senior management of BlackRock to the Fund. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the November 2010 meeting.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) compared with the other funds in a peer group of funds. Both the peer group and the funds within the peer group (collectively, “Peers”) were selected by Lipper, Inc. (“Lipper”), which is not affiliated with BlackRock. It also compared the Fund’s estimated total expense ratio, as well as the Fund’s estimated actual management fee ratio, to those of its Peers. The Board considered the fee waivers and expense reimbursement arrangements in place, including the contractual agreement by BlackRock to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable. Additionally, the Board noted information received at prior Board meetings concerning the services rendered, and the fee rates offered, to other clients advised by BlackRock.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by the Fund’s Peers.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Fund had not commenced operations as of the date of the November 2010 meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized in respect of the management of the Fund in tandem with other portfolios of the Trust. Since the Fund is newly formed, BlackRock was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other mutual fund sponsors.

Conclusion

The Board, including the Independent Board Members, unanimously approved the Agreement for a two-year term ending November 15, 2012. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	53

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for- profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

54	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]         Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]         Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 286 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 286 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	55

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 22, 2011, Richard S. Davis resigned as Trustee of the Trust and Paul L. Audet became Trustee of the Trust.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019	Sub-Advisor - World Gold Fund BlackRock International, Ltd. Edinburgh, Scotland EH3 8JB

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	57

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund BlackRock Core Bond Portfolio BlackRock Emerging Market Debt Portfolio BlackRock Floating Rate Income Portfolio BlackRock GNMA Portfolio BlackRock High Yield Bond Portfolio

BlackRock Income Builder Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Sector Bond Portfolio

				BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Portfolio BlackRock World Income Fund US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund			BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	59

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY12-9/11-AR

September 30, 2011

Annual Report

BlackRock FundsSM

▶	BlackRock Mid-Cap Growth Equity Portfolio
▶	BlackRock Mid-Cap Value Equity Portfolio
▶	BlackRock Small Cap Growth Equity Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Dear Shareholder

Investors have faced one of the most volatile periods in trading history in recent months. Financial markets across the world weathered a storm of whipsaw movements of panic selling and short-lived rebounds of hope as the European debt crisis and concerns about slowing global economic growth dominated headlines and sentiment. Although markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

This shareholder report reflects your fund’s reporting period ended September 30, 2011. The following market review is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic in advance of the second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Inflationary pressures had intensified in emerging economies, many of which were overheating, and the European debt crisis had continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt, rekindling fears about the broader debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. The downgrade of the US government’s credit rating on August 5 sent financial markets into turmoil. Extreme levels of volatility persisted as investors witnessed financial problems intensify in Italy and Spain and the debt crisis spread to core European nations, France and Germany. Toward the end of the reporting period, economic data out of the United States and Europe grew increasingly bleak. Further compounding concerns about the world economy were indications that growth was slowing in emerging-market nations, including China, a key driver for global growth.

Overall, equities broadly declined while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains for the 6- and 12-month periods ended September 30, 2011. High yield debt posted losses for the 6-month period, but remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine and its quarterly companion newsletter, Shareholder Perspectives.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2011

	6- month	12- month
US large cap equities (S&P 500® Index)	(13.78)%	1.14%
US small cap equities (Russell 2000® Index)	(23.12)	(3.53)
International equities (MSCI Europe, Australasia, Far East Index)	(17.74)	(9.36)
Emerging market equities (MSCI Emerging Markets Index)	(23.45)	(16.15)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.14
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	16.14	9.28
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.20	5.26
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	7.85	3.88
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(5.12)	1.75

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2011	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

On March 14, 2011, the Board of Trustees of BlackRock FundsSM approved a plan of reorganization, whereby the Fund acquired substantially all of the assets and assumed certain stated liabilities of BlackRock Small/Mid-Cap Growth Portfolio (“Small/Mid-Cap Growth”) in exchange for newly issued shares of the Fund. At a shareholder meeting on August 25, 2011, shareholders of Small/Mid-Cap Growth approved the plan of reorganization. The reorganization took place on September 12, 2011.

How did the Fund perform?

•	The Fund underperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period ended September 30, 2011.

What factors influenced performance?

•

Weak stock selection within the financials, materials and energy sectors held back the Fund’s performance relative to the benchmark index. Within financials, Fund holding Lazard Ltd. finished down more than 50% on disappointing financial results. Fund holdings within the materials space collectively dropped more than 14%, as cyclical, capital-intensive businesses fell victim to worries about slowing global growth. Rockwood Holdings, Inc. was a particular victim of this circumstance, dropping more than 35% towards the end of the reporting period. Globe Specialty Metals, Inc. also felt the drop in overall commodity prices, subsequently finishing down more than 40%. Within the energy sector, companies in the exploration & production industry were especially hard-hit by the drop in spot oil prices, and the Fund’s industry holdings fell more than 11%. Most notable was SandRidge Energy, Inc., whose stock finished down nearly 54% due to reduced production and worries about slowing global demand.

•

Strong stock selection within the health care sector was the most significant positive contributor to relative returns. Pharmaceutical company Elan Corp. Plc jumped more than 90% on increasing demand for the company’s multiple sclerosis treatment. In addition, high-conviction holding Jazz Pharmaceuticals, Inc. finished up more than 46% on increased demand for the company’s narcolepsy drug treatment. Cubist Pharmaceuticals, Inc. also positively impacted the Fund as it jumped more than 60% over the period.

Describe recent portfolio activity.

•

The Fund increased its weighting in the health care sector, initiating new positions in Elan Corp. Plc, Cubist Pharmaceuticals, Inc. and ViroPharma, Inc., among others. The Fund also reduced its weighting within the industrials sector.

Describe Fund positioning at period end.

•

At period end, the Fund’s largest overweight relative to the Russell Midcap® Growth Index was in the health care sector, while its most significant underweight was in industrials. In general, sector allocations are a function of our bottom-up stock selection process, and therefore a result of where management is finding individual opportunities in the mid-cap growth universe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Teva Pharmaceutical Industries Ltd. - ADR	4%
Cubist Pharmaceuticals, Inc.	4
Lincare Holdings, Inc.	3
ViroPharma, Inc.	2
BE Aerospace, Inc.	2
Whole Foods Market, Inc.	2
Precision Castparts Corp.	2
Alliance Data Systems Corp.	2
TiVo, Inc.	2
Endo Pharmaceuticals Holdings, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	23%
Health Care	20
Consumer Discretionary	19
Industrials	12
Energy	9
Materials	7
Consumer Staples	5
Financials	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2011

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization growth companies, which the portfolio management team believes have above-average earnings growth potential.

[3]

An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(17.53)%	(0.72)%	N/A	0.72%	N/A	4.14%	N/A
Service	(17.66)	(1.04)	N/A	0.42	N/A	3.82	N/A
Investor A	(17.68)	(1.17)	(6.37)%	0.30	(0.77)%	3.67	3.11%
Investor B	(18.01)	(1.88)	(6.29)	(0.47)	(0.87)	3.06	3.06
Investor C	(17.99)	(1.77)	(2.75)	(0.44)	(0.44)	2.91	2.91
Class R	(17.71)	(1.17)	N/A	0.23	N/A	3.61	N/A
Russell Midcap® Growth Index	(18.03)	0.80	N/A	1.64	N/A	6.70	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$824.70	$5.58	$1,000.00	$1,018.95	$6.17	1.22%
Service	$1,000.00	$823.40	$7.22	$1,000.00	$1,017.15	$7.99	1.58%
Investor A	$1,000.00	$823.20	$7.27	$1,000.00	$1,017.10	$8.04	1.59%
Investor B	$1,000.00	$819.90	$10.86	$1,000.00	$1,013.14	$12.01	2.38%
Investor C	$1,000.00	$820.10	$10.68	$1,000.00	$1,013.34	$11.81	2.34%
Class R	$1,000.00	$822.90	$7.54	$1,000.00	$1,016.80	$8.34	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	5

Fund Summary as of September 30, 2011	BlackRock Mid-Cap Value Equity Portfolio

Investment Objective

BlackRock Mid-Cap Value Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2011, the Fund underperformed its benchmark, the Russell Midcap® Value Index.

What factors influenced performance?

•

Stock selection in the energy sector, which was highly volatile during the period, detracted from Fund performance. Most of the Fund’s weakness in this sector was attributable to its positions in coal producer Alpha Natural Resources, Inc. and oil & gas exploration & production names Denbury Resources, Inc. and Whiting Petroleum Corp. Also detracting was poor stock selection in the financials sector, where results lagged mostly in the Fund’s real estate investment trust (“REIT”) and insurance holdings. Notable individual detractors in those segments included Dupont Fabros Technology, Inc. and Lincoln National Corp., respectively. During the period, heightened uncertainty and increased market volatility drove investors to the more defensive areas of the market. The Fund’s underweight positions (relative to the benchmark) in consumer staples and utilities, which were the top performing sectors in the Russell Midcap® Value Index for the period, hindered Fund returns.

•

Contributing positively to performance was favorable stock selection in the information technology (“IT”) sector, where notable individual contributors included testing equipment manufacturer Teradyne, Inc. and video game maker Take-Two Interactive Software, Inc. Stock selection and an underweight to the struggling telecommunications services sector benefited performance as the Fund’s sole holding in the sector, CenturyLink, Inc., outperformed its benchmark peers. Although investor concerns about slowing global economic growth pressured industrials stocks during the period, positive stock selection, particularly among aerospace & defense names, had a positive impact on Fund performance. Goodrich Corp., maker of aviation components and systems, was a standout performer as shares surged higher on the announcement of the company’s acquisition by United Technologies Corp.

Describe recent portfolio activity.

•

During the 12-month period, management increased exposure to the health care sector with several new additions including AmerisourceBergen Corp. and Forest Laboratories, Inc. Management also added to the Fund’s IT holdings within the IT services and communications equipment industries. Management reduced the Fund’s allocation to the industrials sector by trimming select positions in the commercial services & supplies, building products, professional services and aerospace & defense industries. Management also decreased the Fund’s weighting in the energy sector, primarily among oil & gas exploration & production names.

Describe Fund positioning at period end.

•

As of period end, the Fund was most notably overweight relative to the Russell Midcap® Value Index in the IT, materials and health care sectors, while it was underweight in utilities, financials and consumer discretionary. The Fund’s holdings overall reflect a moderately pro-cyclical bias. While uncertainty around sovereign debt issues in Europe and concerns about slowing global economic growth continue to be headwinds for stocks, management believes US companies generally remain financially sound and have yet to see any sign of significant earnings deterioration despite the challenging economic environment. However, management remains vigilant for signs of fundamental weakness as companies report their earnings in the coming months.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
PPL Corp.	2%
WellPoint, Inc.	2
CenturyLink, Inc.	2
Westar Energy, Inc.	2
AXIS Capital Holdings Ltd.	2
Loews Corp.	2
XL Group Plc	2
American Electric Power Co., Inc.	2
Ashland, Inc.	2
RenaissanceRe Holdings Ltd.	2

Sector Allocation	Percent of Long-Term Investments
Financials	29%
Information Technology	11
Consumer Discretionary	10
Industrials	10
Utilities	10
Health Care	8
Consumer Staples	7
Energy	7
Materials	6
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2011

BlackRock Mid-Cap Value Equity Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization value companies.
[3]

An index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(22.27)%	(6.03)%	N/A	(0.85)%	N/A	6.81%	N/A
Service	(22.40)	(6.38)	N/A	(1.14)	N/A	6.49	N/A
Investor A	(22.39)	(6.33)	(11.28)%	(1.15)	(2.21)%	6.49	5.92%
Investor B	(22.77)	(7.17)	(11.34)	(1.90)	(2.20)	5.87	5.87
Investor C	(22.69)	(7.11)	(8.04)	(1.90)	(1.90)	5.71	5.71
Class R	(22.56)	(6.66)	N/A	(1.13)	N/A	6.59	N/A
Russell Midcap® Value Index	(19.02)	(2.36)	N/A	(0.84)	N/A	7.54	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$777.30	$4.32	$1,000.00	$1,020.21	$4.91	0.97%
Service	$1,000.00	$776.00	$5.74	$1,000.00	$1,018.60	$6.53	1.29%
Investor A	$1,000.00	$776.10	$5.74	$1,000.00	$1,018.60	$6.53	1.29%
Investor B	$1,000.00	$772.30	$9.15	$1,000.00	$1,014.74	$10.40	2.06%
Investor C	$1,000.00	$773.10	$9.16	$1,000.00	$1,014.74	$10.40	2.06%
Class R	$1,000.00	$774.40	$7.34	$1,000.00	$1,016.80	$8.34	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	7

Fund Summary as of September 30, 2011	BlackRock Small Cap Growth Equity Portfolio

Investment Objective

BlackRock Small Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period ended September 30, 2011.

What factors influenced performance?

•

Stock selection within the energy and industrials sectors detracted from the Fund’s performance relative to the benchmark index. Within the energy sector, companies in the exploration & production industry were especially hard-hit by the drop in spot oil prices, and the Fund’s industry holdings fell more than 30%. Most notable was James River Coal Co., whose stock finished down close to 67% on lower coal production and worries about slowing global demand. Within the industrials sector, the Fund’s holdings collectively dropped more than 8% as cyclical, capital-intensive businesses fell victim to worries about slowing global growth. One such company, tractor trailer manufacturer Wabash National Corp., fell more than 50% despite a strong backlog of orders.

•

Strong stock selection within the health care sector was the most significant positive contributor for the period, adding more than 3% to the Fund’s relative performance. High-conviction holding Jazz Pharmaceuticals, Inc. finished up more than 290% on increased demand for the company’s narcolepsy drug treatment. In addition, Cubist Pharmaceuticals, Inc., the Fund’s top holding at period end, jumped more than 50%. Positive stock selection within the information technology sector also contributed to overall returns. Digital video recorder manufacturer TiVo, Inc., was a notable outperformer for the period, as the company’s business fundamentals and patent technology continued to strengthen.

Describe recent portfolio activity.

•

During the 12-month period, management increased the Fund’s weighting within the health care sector, finishing the period with an overweight of approximately 430 basis points (4.30%) versus the benchmark index. Management also increased the Fund’s weighting within the consumer discretionary sector, initiating new positions in Skullcandy, Inc. and Caribou Coffee Co., Inc., among others.

Describe Fund positioning at period end.

•

At period end, the Fund’s largest overweight relative to the Russell 2000® Growth Index was in the health care sector, while its most significant underweight was in industrials. In general, sector allocations are a function of our bottom-up stock selection process, and therefore a result of where management is finding individual opportunities in the small-cap growth universe.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Cubist Pharmaceuticals, Inc.	5%
Lincare Holdings, Inc.	4
TiVo, Inc.	4
DFC Global Corp.	3
ExlService Holdings, Inc.	3
ViroPharma, Inc.	2
SonoSite, Inc.	2
BE Aerospace, Inc.	2
Acorda Therapeutics, Inc.	2
Endo Pharmaceuticals Holdings, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Health Care	25%
Information Technology	24
Consumer Discretionary	18
Industrials	13
Energy	6
Financials	6
Materials	3
Consumer Staples	3
Telecommunication Services	1
Exchange-Traded Funds	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2011

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its net assets in the equity securities issued by US small capitalization companies (market capitalizations between approximately $31.3 million and $3.1 billion as of June 30, 2011), which the portfolio management team believes offer superior prospects for growth.

[3]	An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(22.88)%	(1.62)%	N/A	0.85%	N/A	5.52%	N/A
Service	(22.99)	(1.87)	N/A	0.59	N/A	5.24	N/A
Investor A	(23.07)	(2.03)	(7.20)%	0.45	(0.62)%	5.11	4.54%
Investor B	(23.32)	(2.78)	(7.15)	(0.40)	(0.80)	4.43	4.43
Investor C	(23.34)	(2.84)	(3.81)	(0.45)	(0.45)	4.23	4.23
Russell 2000® Growth Index	(22.71)	(1.12)	N/A	0.96	N/A	5.45	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$771.20	$3.60	$1,000.00	$1,021.01	$4.10	0.81%
Service	$1,000.00	$770.10	$4.66	$1,000.00	$1,019.80	$5.32	1.05%
Investor A	$1,000.00	$769.30	$5.37	$1,000.00	$1,019.00	$6.12	1.21%
Investor B	$1,000.00	$766.80	$8.50	$1,000.00	$1,015.44	$9.70	1.92%
Investor C	$1,000.00	$766.60	$8.81	$1,000.00	$1,015.09	$10.05	1.99%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, BlackRock Mid-Cap Growth Equity Portfolio’s Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees. Prior to July 30, 2010, BlackRock Mid-Cap Value Equity Portfolio’s Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for BlackRock Mid-Cap Value Equity Portfolio for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the BlackRock Mid-Cap Value Equity Portfolio on that date.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC (the “Manager”) is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2011 and held through September 30, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds. The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including options as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	11

Schedule of Investments September 30, 2011	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 4.3%
BE Aerospace, Inc. (a)(b)	164,700	$5,453,217
Precision Castparts Corp.	33,500	5,207,910
TransDigm Group, Inc. (a)	16,900	1,380,223

		12,041,350

Airlines – 0.4%
Alaska Air Group, Inc. (a)(b)	17,300	973,817

Auto Components – 2.8%
The Goodyear Tire & Rubber Co. (a)	171,200	1,727,408
Lear Corp.	113,400	4,864,860
Tenneco, Inc. (a)	50,800	1,300,988

		7,893,256

Biotechnology – 3.9%
Cubist Pharmaceuticals, Inc. (a)	312,800	11,048,096

Capital Markets – 0.6%
Lazard Ltd., Class A	79,900	1,685,890

Chemicals – 5.7%
Airgas, Inc.	56,200	3,586,684
Ashland, Inc.	59,400	2,621,916
Celanese Corp., Series A	109,200	3,552,276
Ecolab, Inc.	74,000	3,617,860
Rockwood Holdings, Inc. (a)	83,500	2,813,115

		16,191,851

Commercial Banks – 0.8%
SVB Financial Group (a)	60,400	2,234,800

Commercial Services & Supplies – 0.6%
Progressive Waste Solutions Ltd.	80,500	1,656,690

Communications Equipment – 1.6%
Ciena Corp. (a)(b)	231,000	2,587,200
Riverbed Technology, Inc. (a)	102,200	2,039,912

		4,627,112

Computers & Peripherals – 0.8%
NetApp, Inc. (a)	67,600	2,294,344

Consumer Finance – 0.5%
DFC Global Corp. (a)	68,949	1,506,535

Diversified Financial Services – 1.4%
IntercontinentalExchange, Inc. (a)(b)	32,700	3,867,102

Electrical Equipment – 1.2%
AMETEK, Inc.	103,650	3,417,341

Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp., Class A	34,700	1,414,719

Energy Equipment & Services – 2.5%
Dril-Quip, Inc. (a)(b)	38,400	2,070,144
Patterson-UTI Energy, Inc.	138,300	2,398,122
Superior Energy Services, Inc. (a)	102,400	2,686,976

		7,155,242

Food & Staples Retailing – 1.9%
Whole Foods Market, Inc.	80,800	5,277,048

Food Products – 3.4%
Flowers Foods, Inc.	149,200	2,903,432
Green Mountain Coffee Roasters, Inc. (a)	41,100	3,819,834
The Hershey Co.	50,500	2,991,620

		9,714,886

Health Care Equipment & Supplies – 1.4%
Boston Scientific Corp. (a)	678,000	4,006,980

Health Care Providers & Services – 5.2%
Health Net, Inc. (a)	128,400	3,044,364
HealthSpring, Inc. (a)	93,100	3,394,426
Lincare Holdings, Inc.	359,500	8,088,750

		14,527,540

Hotels, Restaurants & Leisure – 3.6%
Darden Restaurants, Inc.	96,000	4,104,000
Scientific Games Corp., Class A (a)	269,000	1,915,280
Wynn Resorts Ltd.	35,200	4,050,816

		10,070,096

Insurance – 1.0%
RenaissanceRe Holdings Ltd.	46,100	2,941,180

Internet & Catalog Retail – 0.9%
priceline.com, Inc. (a)	5,900	2,651,814

IT Services – 5.4%
Alliance Data Systems Corp. (a)	55,500	5,144,850
Gartner, Inc. (a)	87,200	3,040,664
Genpact Ltd. (a)	173,400	2,495,226
Teradata Corp. (a)(b)	83,800	4,485,814

		15,166,554

Machinery – 2.7%
CNH Global NV (a)	82,800	2,172,672
Stanley Black & Decker, Inc.	59,100	2,901,810
Trinity Industries, Inc.	112,600	2,410,766

		7,485,248

Media – 1.1%
CBS Corp., Class B	101,400	2,066,532
Viacom, Inc., Class B	25,400	983,996

		3,050,528

Metals & Mining – 0.9%
Globe Specialty Metals, Inc.	169,200	2,456,784

Multiline Retail – 2.0%
Dollar Tree, Inc. (a)	31,700	2,380,987
Nordstrom, Inc.	71,800	3,279,824

		5,660,811

Oil, Gas & Consumable Fuels – 6.1%
CONSOL Energy, Inc.	102,200	3,467,646
CVR Energy, Inc.	26,500	560,210
El Paso Corp.	226,200	3,953,976
Energy XXI Bermuda Ltd. (a)	48,675	1,044,079
Plains Exploration & Production Co. (a)	157,100	3,567,741

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR USD	American Depositary Receipts US Dollar

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp.	43,000	$2,513,780
SandRidge Energy, Inc. (a)(b)	370,300	2,058,868

		17,166,300

Pharmaceuticals – 9.7%
Elan Corp. Plc - ADR (a)	453,100	4,771,143
Endo Pharmaceuticals Holdings, Inc. (a)	177,600	4,971,024
Teva Pharmaceutical Industries Ltd. - ADR	314,000	11,687,080
ViroPharma, Inc. (a)(b)	327,200	5,912,504

		27,341,751

Professional Services – 2.4%
IHS, Inc., Class A (a)(b)	58,300	4,361,423
Robert Half International, Inc.	112,600	2,389,372

		6,750,795

Real Estate Investment Trusts (REITs) – 0.7%
DuPont Fabros Technology, Inc.	105,900	2,085,171

Semiconductors & Semiconductor Equipment – 7.8%
Altera Corp.	72,600	2,289,078
Analog Devices, Inc.	137,900	4,309,375
Avago Technologies Ltd.	119,900	3,929,123
Broadcom Corp., Class A	124,000	4,127,960
ON Semiconductor Corp. (a)	394,600	2,829,282
Semtech Corp. (a)(b)	44,800	945,280
Skyworks Solutions, Inc. (a)	52,200	936,468
Xilinx, Inc.	94,300	2,587,592

		21,954,158

Software – 6.2%
Check Point Software Technologies Ltd. (a)	83,100	4,384,356
Intuit, Inc.	59,100	2,803,704
MICROS Systems, Inc. (a)	25,700	1,128,487
Salesforce.com, Inc. (a)(b)	13,000	1,485,640
SuccessFactors, Inc. (a)	69,800	1,604,702
TIBCO Software, Inc. (a)	51,400	1,150,846
TiVo, Inc. (a)	536,800	5,013,712

		17,571,447

Specialty Retail – 6.1%
The Children’s Place Retail Stores, Inc. (a)	41,500	1,930,995
Express, Inc.	211,500	4,291,335
GameStop Corp., Class A (a)(b)	180,166	4,161,834
Limited Brands, Inc.	110,200	4,243,802
TJX Cos., Inc.	48,900	2,712,483

		17,340,449

Textiles, Apparel & Luxury Goods – 2.2%
Deckers Outdoor Corp. (a)	36,200	3,376,012
Fossil, Inc. (a)(b)	34,900	2,828,994

		6,205,006

Warrants (c) – 0.0%
Pharmaceuticals – 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 1.77)	81,252	–

Total Long-Term Investments (Cost — $277,217,018) – 98.3%		277,432,691

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (d)(e)	9,900,843	9,900,843

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.16% (d)(e)(f)	$24,619	24,618,918

Total Short-Term Securities (Cost — $34,519,761) – 12.2%		34,519,761

Total Investments (Cost — $311,736,779*) – 110.5%		311,952,452
Liabilities in Excess of Other Assets – (10.5)%		(29,529,520)

Net Assets – 100.0%		$282,422,932

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$313,982,955

Gross unrealized appreciation	$33,606,772
Gross unrealized depreciation	(35,637,275)

Net unrealized depreciation	$(2,030,503)

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,694,176	7,206,667	9,900,843	$8	$6,195
BlackRock Liquidity Series, LLC Money Market Series	$12,392,250	$12,226,668	$24,618,918	–	$14,048

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	13

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

(e)	Represents the current yield as of report date.
(f)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$277,432,691	–	–	$277,432,691
Short-Term Securities	9,900,843	$24,618,918	–	34,519,761

Total	$287,333,534	$24,618,918	–	$311,952,452

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011	BlackRock Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 1.0%
Spirit AeroSystems Holdings, Inc., Class A (a)(b)	576,400	$9,193,580

Airlines – 0.6%
United Continental Holdings, Inc. (a)(b)	298,900	5,792,682

Auto Components – 3.2%
Dana Holding Corp. (a)(b)	963,812	10,120,026
The Goodyear Tire & Rubber Co. (a)(b)	1,036,200	10,455,258
Lear Corp.	213,400	9,154,860

		29,730,144

Beverages – 2.0%
Coca-Cola Enterprises, Inc.	336,300	8,367,144
Molson Coors Brewing Co., Class B	250,200	9,910,422

		18,277,566

Capital Markets – 1.2%
Freedom Pay, Inc. (a)	43,051	431
Invesco Ltd.	705,600	10,943,856

		10,944,287

Chemicals – 2.9%
Agrium, Inc.	101,900	6,792,654
Ashland, Inc.	323,100	14,261,634
Cytec Industries, Inc.	152,500	5,358,850

		26,413,138

Commercial Banks – 4.0%
Comerica, Inc.	494,900	11,367,853
M&T Bank Corp.	114,700	8,017,530
SunTrust Banks, Inc.	619,700	11,123,615
Zions Bancorp.	457,490	6,436,884

		36,945,882

Commercial Services & Supplies – 1.3%
Corrections Corp. of America (a)(b)	514,100	11,664,929

Communications Equipment – 0.8%
ADTRAN, Inc.	293,900	7,776,594

Computers & Peripherals – 0.7%
Seagate Technology Plc	628,700	6,463,036

Construction & Engineering – 1.0%
Quanta Services, Inc. (a)(b)	465,900	8,754,261

Consumer Finance – 1.3%
Discover Financial Services	534,900	12,270,606

Containers & Packaging – 1.8%
Crown Holdings, Inc. (a)	309,500	9,473,795
Rock-Tenn Co., Class A	148,300	7,219,244

		16,693,039

Diversified Financial Services – 1.4%
NYSE Euronext, Inc.	537,900	12,500,796

Diversified Telecommunication Services – 1.8%
CenturyLink, Inc.	515,300	17,066,736

Electric Utilities – 6.5%
American Electric Power Co., Inc.	387,370	14,727,807
Northeast Utilities	303,550	10,214,458
PPL Corp.	649,313	18,531,393
Westar Energy, Inc.	644,100	17,017,122

		60,490,780

Electrical Equipment – 0.9%
GrafTech International Ltd. (a)(b)	655,900	8,329,930

Electronic Equipment, Instruments & Components – 2.8%
Ingram Micro, Inc., Class A (a)	787,700	12,705,601
TE Connectivity Ltd.	475,400	13,377,756

		26,083,357

Energy Equipment & Services – 1.3%
National Oilwell Varco, Inc.	229,200	11,739,624

Food & Staples Retailing – 1.1%
Safeway, Inc.	591,980	9,844,627

Food Products – 2.8%
H.J. Heinz Co.	276,000	13,932,480
The J.M. Smucker Co.	164,800	12,012,272

		25,944,752

Health Care Providers & Services – 6.1%
AmerisourceBergen Corp.	307,400	11,456,798
CIGNA Corp.	332,000	13,924,080
Tenet Healthcare Corp. (a)	1,617,400	6,679,862
Universal Health Services, Inc., Class B	203,400	6,915,600
WellPoint, Inc.	266,800	17,416,704

		56,393,044

Hotels, Restaurants & Leisure – 2.0%
Darden Restaurants, Inc.	176,900	7,562,475
Gaylord Entertainment Co. (a)(b)	548,700	10,611,858

		18,174,333

Household Durables – 0.8%
MDC Holdings, Inc.	415,600	7,040,264

Independent Power Producers & Energy Traders – 1.0%
NRG Energy, Inc. (a)	440,490	9,342,793

Insurance – 8.8%
AON Corp.	275,600	11,569,688
AXIS Capital Holdings Ltd.	599,630	15,554,402
Lincoln National Corp.	633,500	9,901,605
Loews Corp.	443,200	15,312,560
RenaissanceRe Holdings Ltd.	221,500	14,131,700
XL Group Plc	807,850	15,187,580

		81,657,535

Internet Software & Services – 0.7%
Yahoo!, Inc. (a)	519,100	6,831,356

IT Services – 1.4%
Broadridge Financial Solutions, Inc.	654,600	13,183,644

Life Sciences Tools & Services – 0.8%
Thermo Fisher Scientific, Inc. (a)	143,700	7,276,968

Machinery – 3.1%
Dover Corp.	100,500	4,683,300
Parker Hannifin Corp.	213,000	13,446,690
Stanley Black & Decker, Inc.	206,900	10,158,790

		28,288,780

Media – 1.9%
The Interpublic Group of Cos., Inc.	1,429,900	10,295,280
Viacom, Inc., Class B	193,057	7,479,028

		17,774,308

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	15

Schedule of Investments (continued)	BlackRock Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining – 1.4%
Coeur d’Alene Mines Corp. (a)	169,500	$3,634,080
Freeport-McMoRan Copper & Gold, Inc.	158,400	4,823,280
Walter Energy, Inc.	79,600	4,776,796

		13,234,156

Multiline Retail – 1.2%
Macy’s, Inc.	406,750	10,705,660

Multi-Utilities – 2.4%
PG&E Corp.	285,200	12,066,812
Wisconsin Energy Corp.	335,100	10,485,279

		22,552,091

Office Electronics – 1.0%
Xerox Corp.	1,279,500	8,918,115

Oil, Gas & Consumable Fuels – 5.1%
Alpha Natural Resources, Inc. (a)	547,100	9,678,199
Denbury Resources, Inc. (a)(b)	876,600	10,080,900
EQT Corp.	175,800	9,380,688
Noble Energy, Inc.	130,000	9,204,000
Whiting Petroleum Corp. (a)(b)	241,000	8,454,280

		46,798,067

Personal Products – 0.7%
Avon Products, Inc.	348,600	6,832,560

Pharmaceuticals – 1.0%
Endo Pharmaceuticals Holdings, Inc. (a)	183,800	5,144,562
Forest Laboratories, Inc. (a)	146,400	4,507,656

		9,652,218

Professional Services – 1.0%
Towers Watson & Co., Class A	160,081	9,569,642

Real Estate Investment Trusts (REITs) – 7.5%
BioMed Realty Trust, Inc.	830,100	13,754,757
Boston Properties, Inc.	66,600	5,934,060
CubeSmart	1,233,306	10,520,100
DuPont Fabros Technology, Inc.	491,900	9,685,511
Host Hotels & Resorts, Inc. (b)	552,400	6,043,256
Mack-Cali Realty Corp.	402,000	10,753,500
Vornado Realty Trust (b)	166,500	12,424,230

		69,115,414

Real Estate Management & Development – 1.4%
Forestar Group, Inc. (a)(b)	1,157,516	12,628,500

Road & Rail – 1.3%
Hertz Global Holdings, Inc. (a)	1,392,900	12,396,810

Semiconductors & Semiconductor Equipment – 2.2%
Analog Devices, Inc.	220,700	6,896,875
ON Semiconductor Corp. (a)(b)	1,901,741	13,635,483

		20,532,358

Software – 1.3%
Take-Two Interactive Software, Inc. (a)	978,500	12,446,520

Specialty Retail – 0.5%
Genesco, Inc. (a)	89,231	4,598,074

Textiles, Apparel & Luxury Goods – 0.8%
PVH Corp.	122,600	7,140,224

Thrifts & Mortgage Finance – 3.4%
Capitol Federal Financial, Inc.	1,054,484	11,135,351
People’s United Financial, Inc.	1,099,600	12,535,440
Washington Federal, Inc.	601,100	7,658,014

		31,328,805

Total Long-Term Investments (Cost — $1,020,476,234) – 99.2%		917,332,585

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	13,687,713	13,687,713

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.16% (c)(d)(e)	$73,911	73,910,690

Total Short-Term Securities (Cost — $87,598,403) – 9.5%		87,598,403

Total Investments Before Outstanding Options Written (Cost — $1,108,074,637*) – 108.7%		1,004,930,988

Options Written	Contracts
Exchange-Traded Put Options Written
Agrium, Inc., Strike Price USD 60, Expires 10/22/11	200	(31,000)
Comerica, Inc., Strike Price USD 18, Expires 10/22/11	1,000	(27,000)
EQT Corp., Strike Price USD 45, Expires 10/22/11	350	(24,500)
PVH Corp., Strike Price USD 47.50, Expires 10/22/11	200	(14,000)

Total Options Written (Premiums Received — $55,574) – (0.0)%		(96,500)

Total Investments (Cost — $1,108,019,063) – 108.7%		1,004,834,488
Liabilities in Excess of Other Assets – (8.7)%		(80,394,820)

Net Assets – 100.0%		$924,439,668

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,138,862,303

Gross unrealized appreciation	$45,338,622
Gross unrealized depreciation	(179,269,937)

Net unrealized depreciation	$(133,931,315)

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (concluded)	BlackRock Mid-Cap Value Equity Portfolio

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	31,290,943	(17,603,230)	13,687,713	$211	$22,139
BlackRock Liquidity Series, LLC Money Market Series	$39,796,900	$34,113,790	$73,910,690	–	$49,030

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$917,332,154	–	$431	$917,332,585
Short-Term Securities	13,687,713	$73,910,690	–	87,598,403

Total	$931,019,867	$73,910,690	$431	$1,004,930,988

[1]	See above Schedule of Investments for values in each industry excluding Level 3, Capital Markets, within the table.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(96,500)	–	–	$(96,500)

[2]	Derivative financial instruments are options written which are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	17

Schedule of Investments September 30, 2011	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 5.7%
BE Aerospace, Inc. (a)	707,945	$23,440,059
Hexcel Corp. (a)(b)	886,000	19,633,760
Orbital Sciences Corp. (a)(b)	1,055,766	13,513,805
TransDigm Group, Inc. (a)	148,400	12,119,828

		68,707,452

Airlines – 1.2%
Alaska Air Group, Inc. (a)(b)	250,420	14,096,142

Auto Components – 1.7%
Cooper Tire & Rubber Co.	702,100	7,645,869
Dana Holding Corp. (a)(b)	394,120	4,138,260
Tenneco, Inc. (a)(b)	340,600	8,722,766

		20,506,895

Beverages – 1.6%
Heckmann Corp. (a)(b)	3,784,078	20,017,773

Biotechnology – 10.1%
Acorda Therapeutics, Inc. (a)	1,096,600	21,888,136
BioSpecifics Technologies Corp. (a)(c)	666,887	10,763,556
Cubist Pharmaceuticals, Inc. (a)	1,807,524	63,841,748
Dynavax Technologies Corp. (a)	4,762,457	8,858,170
Gentium SpA - ADR (a)(c)	1,930,876	11,778,344
Inhibitex, Inc. (a)	2,266,476	5,575,531

		122,705,485

Capital Markets – 0.4%
Evercore Partners, Inc., Class A	235,100	5,360,280

Chemicals – 1.4%
Ferro Corp. (a)(b)	1,439,000	8,849,850
Solutia, Inc. (a)(b)	609,160	7,827,706

		16,677,556

Commercial Banks – 1.3%
Signature Bank (a)	113,600	5,422,128
SVB Financial Group (a)	266,320	9,853,840

		15,275,968

Commercial Services & Supplies – 1.8%
ACCO Brands Corp. (a)(b)	1,627,759	7,764,410
Higher One Holdings, Inc. (a)(b)	878,283	14,289,664

		22,054,074

Communications Equipment – 1.5%
Ciena Corp. (a)(b)	588,400	6,590,080
Riverbed Technology, Inc. (a)	588,720	11,750,851

		18,340,931

Construction & Engineering – 0.9%
Chicago Bridge & Iron Co. NV	365,350	10,459,971

Consumer Finance – 2.9%
DFC Global Corp. (a)	1,631,648	35,651,509

Diversified Consumer Services – 1.4%
Sotheby’s	357,600	9,859,032
Stewart Enterprises, Inc., Class A	1,136,600	6,762,770

		16,621,802

Diversified Financial Services – 0.8%
Portfolio Recovery Associates, Inc. (a)	160,003	9,955,387

Diversified Telecommunication Services – 1.1%
Cbeyond, Inc. (a)(c)	1,923,850	13,582,381

Electronic Equipment, Instruments & Components – 0.6%
Fabrinet (a)	289,608	5,415,670
FARO Technologies, Inc. (a)(b)	72,700	2,293,685

		7,709,355

Energy Equipment & Services – 2.8%
Dril-Quip, Inc. (a)(b)	163,200	8,798,112
Newpark Resources, Inc. (a)(b)	975,700	5,942,013
Pioneer Drilling Co. (a)(b)	1,270,208	9,120,093
Superior Energy Services, Inc. (a)	389,522	10,221,057

		34,081,275

Food Products – 1.0%
Sanderson Farms, Inc. (b)	259,900	12,345,250

Health Care Equipment & Supplies – 3.1%
GenMark Diagnostics, Inc. (a)	457,927	2,633,080
OraSure Technologies, Inc. (a)	173,900	1,384,244
SonoSite, Inc. (a)(c)	782,395	23,737,864
Thoratec Corp. (a)	39,400	1,286,016
Volcano Corp. (a)	163,600	4,847,468
Wright Medical Group, Inc. (a)	242,800	4,341,264

		38,229,936

Health Care Providers & Services – 5.9%
Health Net, Inc. (a)	555,900	13,180,389
HealthSpring, Inc. (a)	348,484	12,705,727
Lincare Holdings, Inc.	2,052,873	46,189,643

		72,075,759

Hotels, Restaurants & Leisure – 2.4%
Caribou Coffee Co., Inc. (a)(b)	1,249,470	14,768,735
Morgans Hotel Group Co. (a)	1,047,714	6,275,807
Pinnacle Entertainment, Inc. (a)	895,071	8,127,245

		29,171,787

Household Durables – 1.8%
Skullcandy, Inc. (a)(b)	1,016,000	14,356,080
SodaStream International Ltd. (a)(b)	237,900	7,862,595

		22,218,675

Internet & Catalog Retail – 1.0%
Shutterfly, Inc. (a)	290,500	11,962,790

Internet Software & Services – 4.0%
Constant Contact, Inc. (a)(b)	462,671	7,999,581
NIC, Inc.	1,775,995	20,335,143
RightNow Technologies, Inc. (a)(b)	600,106	19,833,503

		48,168,227

IT Services – 4.5%
ExlService Holdings, Inc. (a)(c)	1,463,120	32,188,640
Gartner, Inc. (a)(b)	408,014	14,227,448
Global Cash Access Holdings, Inc. (a)	2,458,732	6,294,354
Heartland Payment Systems, Inc.	125,600	2,476,832

		55,187,274

Machinery – 1.9%
Altra Holdings, Inc. (a)	747,700	8,650,889
Wabash National Corp. (a)	3,117,476	14,870,360

		23,521,249

Media – 1.7%
Live Nation Entertainment, Inc. (a)	1,714,239	13,731,054

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Media (concluded)
National CineMedia, Inc.	437,400	$6,346,674

		20,077,728

Metals & Mining – 0.9%
Globe Specialty Metals, Inc.	766,100	11,123,772

Oil, Gas & Consumable Fuels – 3.7%
CVR Energy, Inc.	268,400	5,673,976
Energy XXI Bermuda Ltd. (a)	769,410	16,503,845
James River Coal Co. (a)(b)	323,700	2,061,969
McMoRan Exploration Co. (a)(b)	971,576	9,647,750
Rosetta Resources, Inc. (a)(b)	88,400	3,025,048
Swift Energy Co. (a)	343,100	8,351,054

		45,263,642

Paper & Forest Products – 0.9%
Schweitzer-Mauduit International, Inc.	188,400	10,525,908

Pharmaceuticals – 5.9%
Alexza Pharmaceuticals, Inc. (a)(b)	2,949,765	3,244,741
Elan Corp. Plc - ADR (a)(b)	841,400	8,859,942
Endo Pharmaceuticals Holdings, Inc. (a)	732,287	20,496,713
Endocyte, Inc. (a)(b)	578,135	6,128,231
Obagi Medical Products, Inc. (a)	727,858	6,601,672
ViroPharma, Inc. (a)(b)	1,490,800	26,938,756

		72,270,055

Professional Services – 1.4%
The Corporate Executive Board Co.	343,462	10,235,168
Korn/Ferry International (a)(b)	563,411	6,867,980

		17,103,148

Real Estate Investment Trusts (REITs) – 0.9%
Summit Hotel Properties, Inc. (c)	1,532,482	10,819,323

Semiconductors & Semiconductor Equipment – 5.5%
Entegris, Inc. (a)(b)	913,978	5,831,180
Lattice Semiconductor Corp. (a)(b)	2,862,700	15,029,175
Microsemi Corp. (a)(b)	1,001,302	16,000,806
ON Semiconductor Corp. (a)	2,094,300	15,016,131
Semtech Corp. (a)(b)	727,840	15,357,424

		67,234,716

Software – 8.5%
Ariba, Inc. (a)(b)	446,500	12,372,515
Fortinet, Inc. (a)	467,650	7,856,520
Gateway Industries, Inc. (acquired 2/11/11, cost $73,800) (a)(d)	2,460,000	984,000
Glu Mobile, Inc. (a)(b)	1,503,600	3,172,596
OPNET Technologies, Inc.	393,489	13,736,701
Sourcefire, Inc. (a)(b)	275,800	7,380,408
SuccessFactors, Inc. (a)(b)	528,400	12,147,916
TiVo, Inc. (a)	4,883,334	45,610,339

		103,260,995

Specialty Retail – 4.7%
The Children’s Place Retail Stores, Inc. (a)	427,120	19,873,894
Express, Inc.	865,700	17,565,053
Select Comfort Corp. (a)	496,300	6,933,311
Vitamin Shoppe, Inc. (a)	337,120	12,621,773

		56,994,031

Textiles, Apparel & Luxury Goods – 3.3%
Crocs, Inc. (a)	264,700	6,265,449
Deckers Outdoor Corp. (a)(b)	173,420	16,173,149
G-III Apparel Group Ltd. (a)(b)	748,411	17,108,675

		39,547,273

Total Common Stocks – 100.2%		1,218,905,774

Warrants (e)
Pharmaceuticals – 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 1.77)	935,754	–

Exchange-Traded Funds – 0.8%
iShares Russell 2000 Growth Index Fund (f)	125,100	9,191,097

Total Long-Term Investments (Cost — $1,309,134,952) – 101.0%		1,228,096,871

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (f)(g)	20,809,320	20,809,320

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.16% (f)(g)(h)	$226,304	226,303,648

Total Short-Term Securities (Cost — $247,112,968) – 20.3%		247,112,968

Total Investments (Cost — $1,556,247,920*) – 121.3%		1,475,209,839
Liabilities in Excess of Other Assets – (21.3)%		(258,634,705)

Net Assets – 100.0%		$1,216,575,134

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,567,912,507

Gross unrealized appreciation	$121,017,184
Gross unrealized depreciation	(213,719,852)

Net unrealized depreciation	$(92,702,668)

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	19

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

(c)	Investments in companies (whereby the Funds held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Shares Purchased	Shares Sold	Shares Held at September 30, 2011	Value at September 30, 2011	Realized Gain (Loss)	Income
BioSpecifics Technologies Corp.	436,800	251,487	21,400	666,887	$10,763,556	$(33,653)	–
Caribou Coffee Co., Inc.	–	1,249,470	–	1,249,470	$14,768,735	–	–
Cbeyond, Inc.	1,543,046	457,528	76,724	1,923,850	$13,582,381	$(449,427)	–
CKX, Inc.[1]	4,795,246	969,797	5,765,043	–	–	$(8,790,155)	–
ExlService Holdings, Inc.[1]	1,611,233	365,498	513,611	1,463,120	$32,188,640	$1,010,098	–
Gentium SpA - ADR	335,619	1,595,757	500	1,930,876	$11,778,344	$138	–
SonoSite, Inc.	591,672	235,227	44,504	782,395	$23,737,864	$90,432	–
Summit Hotel Properties, Inc.	–	1,532,482	–	1,532,482	$10,819,323	–	$258,314

[1]	No longer an affiliated company as of report date.
(d)	Restricted security as to resale. As of report date the Fund held less than 0.0% of its net assets, with a current value of $984,000 and an original cost of $73,800, in this security.
(e)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at September 30, 2011	Value at September 30, 2011	Realized Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	12,730,100	8,079,220	**	–	20,809,320	$20,809,320	$85	$31,715
BlackRock Liquidity Series LLC, Money Market Series	$76,573,250	$149,730,398	**	–	$226,303,648	$226,303,648	–	$336,677
iShares Russell 2000 Growth Index Fund	–	166,800		41,700	125,100	$9,191,097	$(302,893)	$26,933

**	Represents net shares/beneficial interest purchased.
(g)	Represents the current yield as of report date.
(h)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:[1]
Common Stocks	$1,217,921,774	$984,000	–	$1,218,905,774
Exchange-Traded Funds	9,191,097	–	–	9,191,097
Short-Term Securities	20,809,320	226,303,648	–	247,112,968

Total	$1,247,922,191	$227,287,648	–	$1,475,209,839

[1]	See above Schedule of Investments for values in each industry excluding Level 2, Software, within the table.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Statements of Assets and Liabilities

September 30, 2011	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Assets
Investments at value – unaffiliated[1,2]	$277,432,691	$917,332,585	$1,133,455,571
Investments at value – affiliated[3]	34,519,761	87,598,403	341,754,268
Cash pledged as collateral for options written	–	5,801,250	–
Investments sold receivable	1,316,111	18,412,571	12,574,180
Capital shares sold receivable	42,770	418,977	2,279,473
Dividends receivable	38,946	1,505,612	110,620
Receivable from advisor	22,136	57,607	–
Securities lending income receivable – affiliated	2,702	9,322	43,284
Prepaid expenses	27,290	41,276	42,166

Total assets	313,402,407	1,031,177,603	1,490,259,562

Liabilities
Options written at value[4]	–	96,500	–
Collateral on securities loaned at value	24,618,918	73,910,690	226,303,648
Investments purchased payable	5,312,462	28,143,353	31,400,147
Capital shares redeemed payable	372,717	2,796,521	14,358,029
Investment advisory fees payable	220,121	661,751	575,821
Service and distribution fees payable	67,509	261,191	83,005
Other affiliates payable	47,688	53,767	160,516
Officer’s and Trustees’ fees payable	2,363	9,513	10,517
Other accrued expenses payable	337,697	804,649	792,745

Total liabilities	30,979,475	106,737,935	273,684,428

Net Assets	$282,422,932	$924,439,668	$1,216,575,134

Net Assets Consist of
Paid-in capital	$306,740,398	$1,181,206,691	$1,276,791,085
Undistributed net investment income	–	3,070,024	–
Accumulated net realized gain (loss)	(24,533,139)	(156,652,472)	20,822,129
Net unrealized appreciation/depreciation	215,673	(103,184,575)	(81,038,080)

Net Assets	$282,422,932	$924,439,668	$1,216,575,134

[1] Investments at cost – unaffiliated	$277,217,018	$1,020,476,234	$1,194,609,406
[2] Securities loaned at value	$23,139,635	$68,825,514	$212,946,204
[3] Investments at cost – affiliated	$34,519,761	$87,598,403	$361,638,513
[4] Premiums received	–	$55,574	–

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	21

Statements of Assets and Liabilities (concluded)

September 30, 2011	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Net Asset Value
Institutional
Net assets	$19,347,751	$195,753,290	$931,857,497

Shares outstanding[1]	1,742,969	19,961,503	46,385,267

Net asset value	$11.10	$9.81	$20.09

Service
Net assets	$714,205	$1,024,516	$23,683,345

Shares outstanding[1]	68,081	106,396	1,251,145

Net asset value	$10.49	$9.63	$18.93

Investor A
Net assets	$232,923,903	$587,989,303	$235,400,335

Shares outstanding[1]	22,944,748	61,892,758	12,854,038

Net asset value	$10.15	$9.50	$18.31

Investor B
Net assets	$7,595,521	$26,233,043	$1,686,971

Shares outstanding[1]	855,520	3,055,990	107,100

Net asset value	$8.88	$8.58	$15.75

Investor C
Net assets	$16,614,603	$112,519,626	$23,946,986

Shares outstanding[1]	1,869,804	13,161,848	1,522,197

Net asset value	$8.89	$8.55	$15.73

Class R
Net assets	$5,226,949	$919,890	–

Shares outstanding[1]	516,032	94,356	–

Net asset value	$10.13	$9.75	–

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Statements of Operations

Year Ended September 30, 2011	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Investment Income
Dividends – unaffiliated	$1,947,728	$23,129,152	$2,915,632
Foreign taxes withheld	(12,638)	(6,412)	(62,605)
Securities lending – affiliated	14,048	49,030	336,677
Dividends – affiliated	6,195	22,139	316,962
Interest	9,558	68,844	79,412

Total income	1,964,891	23,262,753	3,586,078

Expenses
Investment advisory	1,998,179	9,343,169	7,826,565
Service and distribution – class specific	725,912	3,822,555	1,243,241
Transfer agent – class specific	691,200	2,450,824	2,689,138
Administration	187,329	805,482	955,922
Reorganization cost	91,500	–	–
Registration	65,532	77,650	87,291
Administration – class specific	62,481	271,670	298,502
Professional	49,101	58,669	52,289
Printing	30,619	183,353	101,259
Custodian	24,859	76,898	113,856
Officer and Trustees	9,325	32,740	40,215
Miscellaneous	28,552	42,282	42,101
Recoupment of past waived fees – class specific	76,954	12,356	10,387

Total expenses	4,041,543	17,177,648	13,460,766
Less fees waived by advisor	(3,332)	(9,473)	(17,430)
Less administration fees waived – class specific	(8,495)	(268,142)	–
Less transfer agent fees waived – class specific	(5,309)	(65,359)	–
Less transfer agent fees reimbursed – class specific	(33,795)	(727,690)	–
Less fees paid indirectly	(1,307)	(2,041)	(553)

Total expenses after fees waived, reimbursed and paid indirectly	3,989,305	16,104,943	13,442,783

Net investment income (loss)	(2,024,414)	7,157,810	(9,856,705)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	24,247,174	191,881,562	171,233,414
Investments – affiliated	–	–	(8,475,375)
Litigation proceeds	936,722	1,406,095	824,701
Options written	–	159,360	–

	25,183,896	193,447,017	163,582,740

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	(23,853,188)	(247,330,677)	(168,139,650)
Investments – affiliated	–	–	(19,884,245)
Options written	–	(40,926)	–

	(23,853,188)	(247,371,603)	(188,023,895)

Total realized and unrealized gain (loss)	1,330,708	(53,924,586)	(24,441,155)

Net Decrease in Net Assets Resulting from Operations	$(693,706)	$(46,766,776)	$(34,297,860)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	23

Statements of Changes in Net Assets

	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Mid-Cap Value Equity Portfolio		BlackRock Small Cap Growth Equity Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$(2,024,414)	$(1,274,214)	$7,157,810	$4,248,634	$(9,856,705)	$(8,690,335)
Net realized gain	25,183,896	21,002,318	193,447,017	107,299,808	163,582,740	167,872,706
Net change in unrealized appreciation/depreciation	(23,853,188)	(974,469)	(247,371,603)	(14,535,452)	(188,023,895)	(61,615,421)

Net increase (decrease) in net assets resulting from operations	(693,706)	18,753,635	(46,766,776)	97,012,990	(34,297,860)	97,566,950

Dividends to Shareholders From
Net investment income:
Institutional	–	–	(1,930,361)	(1,272,559)	–	–
Service	–	–	(3,730)	(12,974)	–	–
Investor A	–	–	(5,160,440)	(1,814,396)	–	–
Investor B	–	–	(34,422)	–	–	–
Investor C	–	–	(265,420)	–	–	–
Class R	–	–	(5,689)	–	–	–

Decrease in net assets resulting from dividends to shareholders	–	–	(7,400,062)	(3,099,929)	–	–

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	52,938,926	(22,385,267)	(145,080,585)	332,403,186	91,798,500	(107,679,425)

Redemption Fees
Redemption fees	–	–	–	–	29,171	247,878

Net Assets
Total increase (decrease) in net assets	52,245,220	(3,631,632)	(199,247,423)	426,316,247	57,529,811	(9,864,597)
Beginning of year	230,177,712	233,809,344	1,123,687,091	697,370,844	1,159,045,323	1,168,909,920

End of year	$282,422,932	$230,177,712	$924,439,668	$1,123,687,091	$1,216,575,134	$1,159,045,323

Undistributed net investment income	–	$66,914	$3,070,024	$3,355,499	–	$211,436

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.18	$10.27	$10.33	$13.49	$10.70	$10.60	$9.78	$9.87	$12.92	$10.27

Net investment loss[1]	(0.05)	(0.01)	(0.04)	(0.04)	(0.07)	(0.10)	(0.05)	(0.06)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	(0.03)	0.92	(0.02)	(3.12)	2.86 [2]	(0.01)	0.87	(0.03)	(2.98)	2.74 [2]

Net increase (decrease) from investment operations	(0.08)	0.91	(0.06)	(3.16)	2.79	(0.11)	0.82	(0.09)	(3.05)	2.65

Net asset value, end of year	$11.10	$11.18	$10.27	$10.33	$13.49	$10.49	$10.60	$9.78	$9.87	$12.92

Total Investment Return[3]
Based on net asset value	(0.72)%[4]	8.86%[5]	(0.58)%[6]	(23.43)%	26.08%[7]	(1.04)%[8]	8.38%[9]	(0.91)%[10]	(23.61)%	25.80%[7]

Ratios to Average Net Assets
Total expenses	1.17%	1.15%	1.20%	1.07%	1.06%	1.87%	1.63%	1.65%	1.29%	1.32%

Total expenses excluding recoupment of past waived fees	1.17%	1.14%	1.20%	1.07%	1.06%	1.87%	1.62%	1.64%	1.29%	1.32%

Total expenses after fees waived, reimbursed and paid indirectly	1.17%	1.15%	1.18%	1.06%	1.05%	1.58%	1.58%	1.51%	1.28%	1.22%

Net investment loss	(0.38)%	(0.09)%	(0.44)%	(0.33)%	(0.59)%	(0.83)%	(0.52)%	(0.76)%	(0.56)%	(0.76)%

Supplemental Data
Net assets, end of year (000)	$19,348	$24,421	$25,572	$26,468	$75,577	$714	$330	$360	$459	$714

Portfolio turnover	131%	76%	53%	45%	53%	131%	76%	53%	45%	53%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.90)%.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.87)%.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.23)%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.98%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.22)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	25

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.27	$9.47	$9.56	$12.55	$10.00	$9.05	$8.42	$8.56	$11.32	$9.09

Net investment loss[1]	(0.09)	(0.05)	(0.06)	(0.10)	(0.12)	(0.16)	(0.12)	(0.10)	(0.17)	(0.18)
Net realized and unrealized gain (loss)	(0.03)	0.85	(0.03)	(2.89)	2.67 [2]	(0.01)	0.75	(0.04)	(2.59)	2.41 [2]

Net increase (decrease) from investment operations	(0.12)	0.80	(0.09)	(2.99)	2.55	(0.17)	0.63	(0.14)	(2.76)	2.23

Net asset value, end of year	$10.15	$10.27	$9.47	$9.56	$12.55	$8.88	$9.05	$8.42	$8.56	$11.32

Total Investment Return[3]
Based on net asset value	(1.17)%[4]	8.45%[5]	(0.94)%[6]	(23.83)%	25.50%[7]	(1.88)%[8]	7.48%[9]	(1.64)%[10]	(24.38)%	24.53%[7]

Ratios to Average Net Assets
Total expenses	1.59%	1.58%	1.76%	1.53%	1.60%	2.43%	2.48%	2.73%	2.45%	2.46%

Total expenses excluding recoupment of past waived fees	1.56%	1.55%	1.72%	1.53%	1.60%	2.42%	2.47%	2.64%	2.45%	2.46%

Total expenses after fees waived, reimbursed and paid indirectly	1.58%	1.58%	1.59%	1.53%	1.57%	2.39%	2.38%	2.34%	2.31%	2.25%

Net investment loss	(0.79)%	(0.51)%	(0.85)%	(0.81)%	(1.11)%	(1.58)%	(1.36)%	(1.57)%	(1.58)%	(1.79)%

Supplemental Data
Net assets, end of year (000)	$232,924	$180,501	$181,159	$195,980	$274,333	$7,596	$8,209	$11,978	$19,565	$43,610

Portfolio turnover	131%	76%	53%	45%	53%	131%	76%	53%	45%	53%

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C					Class R
										Period October 2, 2006[11] to September 30, 2007
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.05	$8.41	$8.56	$11.32	$9.09	$10.25	$9.46	$9.56	$12.55	$9.92

Net investment loss[1]	(0.16)	(0.11)	(0.11)	(0.16)	(0.19)	(0.10)	(0.04)	(0.07)	(0.10)	(0.13)
Net realized and unrealized gain (loss)	(0.00)[12]	0.75	(0.04)	(2.60)	2.42 [2]	(0.02)	0.83	(0.03)	(2.89)	2.76 [2]

Net increase (decrease) from investment operations	(0.16)	0.64	(0.15)	(2.76)	2.23	(0.12)	0.79	(0.10)	(2.99)	2.63

Net asset value, end of period	$8.89	$9.05	$8.41	$8.56	$11.32	$10.13	$10.25	$9.46	$9.56	$12.55

Total Investment Return[3]
Based on net asset value	(1.77)%[10]	7.61%[13]	(1.75)%[8]	(24.38)%	24.53%[7]	(1.17)%[14]	8.35%[15]	(1.05)%[4]	(23.83)%	26.51%[7,16]

Ratios to Average Net Assets
Total expenses	2.34%	2.33%	2.46%	2.25%	2.31%	1.91%	1.97%	2.04%	1.73%	1.63%[17]

Total expenses excluding recoupment of past waived fees	2.31%	2.30%	2.44%	2.25%	2.31%	1.91%	1.97%	2.04%	1.73%	1.63%[17]

Total expenses after fees waived, reimbursed and paid indirectly	2.33%	2.33%	2.34%	2.25%	2.30%	1.65%	1.65%	1.63%	1.58%	1.59%[17]

Net investment loss	(1.54)%	(1.26)%	(1.59)%	(1.53)%	(1.84)%	(0.84)%	(0.44)%	(0.89)%	(0.82)%	(1.12)%[17]

Supplemental Data
Net assets, end of period (000)	$16,615	$12,578	$12,418	$13,964	$20,203	$5,227	$4,138	$2,323	$723	$25

Portfolio turnover	131%	76%	53%	45%	53%	131%	76%	53%	45%	53%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.36)%.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.03%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.26)%.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.10)%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.01%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.99)%.
[11]	Commencement of operations.
[12]	Less than $(0.01) per share.
[13]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.13%.
[14]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.37)%.
[15]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.93%.
[16]	Aggregate total investment return.
[17]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	27

Financial Highlights	BlackRock Mid-Cap Value Equity Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.53	$9.34	$9.94	$14.35	$13.67	$10.33	$9.17	$9.78	$14.14	$13.49

Net investment income[1]	0.12	0.10	0.08	0.10	0.11	0.08	0.04	0.05	0.06	0.10
Net realized and unrealized gain (loss)	(0.74)	1.16	(0.61)	(2.77)	2.38 [2]	(0.73)	1.17	(0.60)	(2.72)	2.33 [2]

Net increase (decrease) from investment operations	(0.62)	1.26	(0.53)	(2.67)	2.49	(0.65)	1.21	(0.55)	(2.66)	2.43

Dividends and distributions from:
Net investment income	(0.10)	(0.07)	(0.07)	–	(0.15)	(0.05)	(0.05)	(0.06)	–	(0.12)
Tax return of capital	–	–	–	(0.02)	–	–	–	–	(0.02)	–
Net realized gain	–	–	–	(1.72)	(1.66)	–	–	–	(1.68)	(1.66)

Total dividends and distributions	(0.10)	(0.07)	(0.07)	(1.74)	(1.81)	(0.05)	(0.05)	(0.06)	(1.70)	(1.78)

Net asset value, end of year	$9.81	$10.53	$9.34	$9.94	$14.35	$9.63	$10.33	$9.17	$9.78	$14.14

Total Investment Return[3]
Based on net asset value	(6.03)%[4]	13.56%	(5.09)%	(20.74)%	19.35%[5]	(6.38)%[4]	13.20%	(5.36)%	(20.95)%	19.10%[5]

Ratios to Average Net Assets
Total expenses	1.08%	1.13%	1.16%	1.10%	1.07%	1.49%	1.31%	1.32%	1.25%	1.24%

Total expenses excluding recoupment of past waived fees	1.08%	1.13%	1.16%	1.10%	1.07%	1.49%	1.31%	1.32%	1.25%	1.24%

Total expenses after fees waived, reimbursed and paid indirectly	0.97%	0.97%	0.95%	0.94%	0.95%	1.29%	1.27%	1.26%	1.23%	1.20%

Net investment income	0.98%	0.99%	1.00%	0.82%	0.79%	0.65%	0.37%	0.69%	0.54%	0.68%

Supplemental Data
Net assets, end of year (000)	$195,753	$204,286	$165,710	$141,900	$134,665	$1,025	$737	$2,561	$2,431	$3,716

Portfolio turnover	137%	123%	181%	117%	202%	137%	123%	181%	117%	202%

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights (continued)	BlackRock Mid-Cap Value Equity Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.21	$9.06	$9.66	$14.00	$13.38	$9.25	$8.23	$8.84	$12.92	$12.46

Net investment income (loss)[1]	0.08	0.06	0.05	0.06	0.08	(0.01)	(0.02)	(0.00)[6]	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(0.72)	1.13	(0.59)	(2.70)	2.32 [2]	(0.65)	1.04	(0.56)	(2.47)	2.15 [5]

Net increase (decrease) from investment operations	(0.64)	1.19	(0.54)	(2.64)	2.40	(0.66)	1.02	(0.56)	(2.49)	2.14

Dividends and distributions from:
Net investment income	(0.07)	(0.04)	(0.06)	–	(0.12)	(0.01)	–	(0.05)	–	(0.02)
Tax return of capital	–	–	–	(0.02)	–	–	–	–	(1.59)	(1.66)
Net realized gain	–	–	–	(1.68)	(1.66)	–	–	–	–	–

Total dividends and distributions	(0.07)	(0.04)	(0.06)	(1.70)	(1.78)	(0.01)	–	(0.05)	(1.59)	(1.68)

Net asset value, end of year	$9.50	$10.21	$9.06	$9.66	$14.00	$8.58	$9.25	$8.23	$8.84	$12.92

Total Investment Return[3]
Based on net asset value	(6.33)%[4]	13.21%	(5.32)%	(21.04)%	19.02%[5]	(7.17)%[4]	12.39%	(6.12)%	(21.53)%	18.18%

Ratios to Average Net Assets
Total expenses	1.37%	1.40%	1.51%	1.43%	1.40%	2.13%	2.22%	2.38%	2.24%	2.23%

Total expenses excluding recoupment of past waived fees	1.37%	1.40%	1.51%	1.43%	1.40%	2.12%	2.20%	2.38%	2.24%	2.23%

Total expenses after fees waived, reimbursed and paid indirectly	1.29%	1.29%	1.26%	1.25%	1.25%	2.06%	2.04%	2.02%	2.00%	2.00%

Net investment income (loss)	0.66%	0.61%	0.70%	0.53%	0.61%	(0.10)%	(0.24)%	(0.04)%	(0.21)%	(0.09)%

Supplemental Data
Net assets, end of year (000)	$587,989	$726,666	$395,763	$470,265	$642,264	$26,233	$42,239	$41,196	$67,656	$119,768

Portfolio turnover	137%	123%	181%	117%	202%	137%	123%	181%	117%	202%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Less than $(0.01) per share.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	29

Financial Highlights (concluded)	BlackRock Mid-Cap Value Equity Portfolio

	Investor C					Class R
							Period
	Year Ended September 30,					Year Ended September 30,	July 30, 2010[1] to
	2011	2010	2009	2008	2007	2011	September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$9.22	$8.20	$8.81	$12.90	$12.46	$10.51	$10.24

Net investment income (loss)[2]	(0.01)	(0.01)	(0.00)[3]	(0.02)	(0.02)	0.04	0.00 [4]
Net realized and unrealized gain (loss)	(0.64)	1.03	(0.56)	(2.47)	2.15 [5]	(0.73)	0.27

Net increase (decrease) from investment operations	(0.65)	1.02	(0.56)	(2.49)	2.13	(0.69)	0.27

Dividends and distributions from:
Net investment income	(0.02)	–	(0.05)	–	(0.03)	(0.07)	–
Net realized gain	–	–	–	(1.60)	(1.66)	–	–

Total dividends and distributions	(0.02)	–	(0.05)	(1.60)	(1.69)	(0.07)	–

Net asset value, end of period	$8.55	$9.22	$8.20	$8.81	$12.90	$9.75	$10.51

Total Investment Return[6]
Based on net asset value	(7.11)%[7]	12.44%	(6.14)%	(21.56)%	18.16%[8]	(6.66)%[7]	13.17%[9]

Ratios to Average Net Assets
Total expenses	2.16%	2.22%	2.39%	2.20%	2.21%	1.72%	2.21%[10]

Total expenses excluding recoupment of past waived fees	2.16%	2.22%	2.39%	2.20%	2.21%	1.70%	2.21%[10]

Total expenses after fees waived, reimbursed and paid indirectly	2.06%	2.06%	2.02%	2.00%	2.00%	1.65%	1.65%[10]

Net investment income (loss)	(0.11)%	(0.17)%	(0.06)%	(0.22)%	(0.14)%	0.31%	0.08%[10]

Supplemental Data
Net assets, end of period (000)	$112,520	$148,923	$92,141	$118,186	$173,731	$920	$838

Portfolio turnover	137%	123%	181%	117%	202%	137%	123%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $(0.01) per share.
[4]	Less than $0.01 per share.
[5]	Includes redemption fees, which are less than $0.01 per share.
[6]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[9]	Aggregate total investment return.
[10]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights	BlackRock Small Cap Growth Equity Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$20.42	$18.66	$20.33	$23.71	$19.26	$19.29	$17.67	$19.30	$22.58	$18.38

Net investment income (loss)[1]	(0.13)	(0.12)	(0.07)	0.03	(0.07)	(0.18)	(0.16)	(0.10)	(0.03)	(0.11)
Net realized and unrealized gain (loss)[2]	(0.20)	1.88	(1.60)	(3.41)	4.52	(0.18)	1.78	(1.53)	(3.25)	4.31

Net increase (decrease) from investment operations	(0.33)	1.76	(1.67)	(3.38)	4.45	(0.36)	1.62	(1.63)	(3.28)	4.20

Net asset value, end of year	$20.09	$20.42	$18.66	$20.33	$23.71	$18.93	$19.29	$17.67	$19.30	$22.58

Total Investment Return[3,4]
Based on net asset value	(1.62)%[5]	9.43%	(8.22)%[6]	(14.26)%	23.11%	(1.87)%[5]	9.17%	(8.45)%[7]	(14.53)%	22.85%

Ratios to Average Net Assets
Total expenses	0.80%	0.83%	0.88%	0.77%	0.82%	1.07%	1.10%	1.15%	1.07%	1.02%

Total expenses excluding recoupment of past waived fees	0.80%	0.83%	0.88%	0.77%	0.82%	1.07%	1.10%	1.14%	1.07%	1.02%

Total expenses after fees waived, reimbursed and paid indirectly	0.80%	0.83%	0.88%	0.77%	0.82%	1.07%	1.10%	1.11%	1.07%	1.02%

Net investment income (loss)	(0.55)%	(0.59)%	(0.48)%	0.15%	(0.34)%	(0.81)%	(0.86)%	(0.70)%	(0.14)%	(0.54)%

Supplemental Data
Net assets, end of year (000)	$931,857	$806,461	$855,375	$699,761	$587,586	$23,683	$47,917	$43,932	$40,514	$35,945

Portfolio turnover	141%	128%	82%	81%	81%	141%	128%	82%	81%	81%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.26)%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.50)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	31

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$18.69	$17.14	$18.76	$21.97	$17.90	$16.20	$15.00	$16.56	$19.57	$16.07

Net investment loss[1]	(0.21)	(0.18)	(0.13)	(0.05)	(0.13)	(0.32)	(0.30)	(0.21)	(0.21)	(0.26)
Net realized and unrealized gain (loss)[2]	(0.17)	1.73	(1.49)	(3.16)	4.20	(0.13)	1.50	(1.35)	(2.80)	3.76

Net increase (decrease) from investment operations	(0.38)	1.55	(1.62)	(3.21)	4.07	(0.45)	1.20	(1.56)	(3.01)	3.50

Net asset value, end of year	$18.31	$18.69	$17.14	$18.76	$21.97	$15.75	$16.20	$15.00	$16.56	$19.57

Total Investment Return[3,4]
Based on net asset value	(2.03)%[5]	9.04%	(8.64)%[6]	(14.61)%	22.74%	(2.78)%[5]	8.00%	(9.42)%[7]	(15.38)%	21.78%

Ratios to Average Net Assets
Total expenses	1.18%	1.22%	1.33%	1.16%	1.12%	1.96%	2.19%	2.30%	2.08%	2.02%

Total expenses excluding recoupment of past waived fees	1.18%	1.22%	1.33%	1.16%	1.12%	1.96%	2.07%	2.20%	2.08%	2.02%

Total expenses after fees waived, reimbursed and paid indirectly	1.18%	1.22%	1.33%	1.16%	1.12%	1.96%	2.19%	2.20%	2.08%	1.92%

Net investment loss	(0.94)%	(0.98)%	(0.92)%	(0.22)%	(0.64)%	(1.72)%	(1.94)%	(1.72)%	(1.11)%	(1.44)%

Supplemental Data
Net assets, end of year (000)	$235,400	$269,080	$240,361	$211,065	$189,575	$1,687	$2,369	$3,327	$5,721	$10,222

Portfolio turnover	141%	128%	82%	81%	81%	141%	128%	82%	81%	81%

	Investor C
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$16.19	$14.99	$16.56	$19.57	$16.09

Net investment loss[1]	(0.35)	(0.30)	(0.22)	(0.21)	(0.29)
Net realized and unrealized gain (loss)[2]	(0.11)	1.50	(1.35)	(2.80)	3.77

Net increase (decrease) from investment operations	(0.46)	1.20	(1.57)	(3.01)	3.48

Net asset value, end of year	$15.73	$16.19	$14.99	$16.56	$19.57

Total Investment Return[3,4]
Based on net asset value	(2.84)%[5]	8.01%	(9.48)%[8]	(15.38)%	21.63%

Ratios to Average Net Assets
Total expenses	2.08%	2.19%	2.31%	2.08%	2.09%

Total expenses excluding recoupment of past waived fees	2.05%	2.13%	2.29%	2.08%	2.09%

Total expenses after fees waived, reimbursed and paid indirectly	2.07%	2.16%	2.22%	2.08%	2.04%

Net investment loss	(1.83)%	(1.92)%	(1.81)%	(1.14)%	(1.56)%

Supplemental Data
Net assets, end of year (000)	$23,947	$33,219	$25,915	$24,405	$21,847

Portfolio turnover	141%	128%	82%	81%	81%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.69)%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.48)%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.54)%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2011, the Trust had 27 series, of which BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity”), BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”) (collectively the “Funds”) are included in these financial statements. The Funds are classified as diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations: The Board of Trustees of the Trust (the “Board”) and of Mid-Cap Growth Equity and the Board and shareholders of BlackRock Small/Mid-Cap Growth Portfolio (“Small/Mid-Cap Growth”), a series of the Trust, approved the reorganization of Small/Mid-Cap Growth into Mid-Cap Growth Equity pursuant to which Mid-Cap Growth Equity acquired substantially all of the assets and assumed certain stated liabilities of Small/Mid-Cap Growth in exchange for an equal aggregate value of Mid-Cap Growth Equity shares.

Each shareholder of Small/Mid-Cap Growth received shares of Mid-Cap Growth Equity with the same class designation and an aggregate NAV of such shareholder’s Small/Mid-Cap Growth shares, as determined at the close of business on September 9, 2011.

The reorganization was accomplished by a tax-free exchange of shares of Mid-Cap Growth Equity in the following amounts and at the following conversion ratios:

	Small/Mid-Cap Growth Shares Prior to Reorganization	Conversion Ratio	Shares of Mid-Cap Growth Equity
Institutional	325,605	1.02754184	334,572
Investor A	6,985,641	1.04197646	7,278,873
Investor B	302,749	0.99544086	301,369
Investor C	784,243	0.99592366	781,046
Class R	216,432	1.02709786	222,297

Small/Mid-Cap Growth’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$92,348,707	$99,897,827	$(8,980,281)	$1,431,161

For financial reporting purposes, assets received and shares issued by Mid-Cap Growth Equity were recorded at fair value; however, the cost basis of the investments received from Small/Mid-Cap Growth was carried forward to align ongoing reporting of Mid-Cap Growth Equity’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Mid-Cap Growth Equity immediately after the acquisition amounted to $294,911,916. Small/Mid-Cap Growth’s fair value and cost of investments prior to the reorganization were $93,085,931 and $91,654,770, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to both Small/Mid-Cap Growth and Mid-Cap Growth Equity with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of Mid-Cap Growth Equity, the pro forma results of operations for the year ended September 30, 2011, were as follows:

•	Net investment loss: $(3,404,549)

•	Net realized and change in unrealized gain/loss on investments: $12,060,317

•	Net increase in the net assets resulting from operations: $8,655,768

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Small/Mid-Cap Growth that have been included in the Mid-Cap Growth Equity’s Statement of Operations since September 12, 2011.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	33

Notes to Financial Statements (continued)

Reorganization costs incurred by Mid-Cap Growth Equity in connection with the reorganization were expensed by Mid-Cap Growth Equity.

The Board of Mid-Cap Value Equity and the Board and shareholders of BlackRock Aurora Portfolio (“Aurora”), a series of the Trust, approved the reorganization of Aurora into Mid-Cap Value Equity pursuant to which Mid-Cap Value Equity acquired substantially all of the assets and substantially all of the liabilities of Aurora in exchange for an equal aggregate value of Mid-Cap Value Equity shares.

Each shareholder of Aurora received shares of Mid-Cap Value Equity with the same class designation and an aggregate NAV of such shareholder’s Aurora shares, as determined at the close of business on July 30, 2010. In connection with the reorganization, Mid-Cap Value Equity issued newly created Class R Shares.

The reorganization was accomplished by a tax-free exchange of shares of Mid-Cap Value Equity in the following amounts and at the following conversion ratios:

	Aurora Shares Prior to Reorganization	Conversion Ratio	Shares of Mid-Cap Value Equity
Institutional	1,922,277	1.67779047	3,225,178
Investor A	17,716,016	1.57807640	27,957,228
Investor B	1,778,129	1.38279419	2,458,787
Investor C	4,588,730	1.37884746	6,327,159
Class R	54,270	1.51585558	82,265

Aurora’s net assets and composition of net assets on July 30, 2010, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$390,545,606	$643,024,031	$(266,267,544)	$13,789,119

For financial reporting purposes, assets received and shares issued by Mid-Cap Value Equity were recorded at fair value; however, the cost basis of the investments received from Aurora was carried forward to align ongoing reporting of Mid-Cap Value Equity’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Mid-Cap Value Equity immediately after the acquisition amounted to $1,133,908,900. Aurora’s fair value and cost of investments prior to the reorganization were $391,545,019 and $377,755,900, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to both Aurora and Mid-Cap Value Equity, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on August 2, 2010.

Assuming the acquisition had been completed on October 1, 2009; the beginning of the annual reporting period of Mid-Cap Value Equity, the pro forma results of operations for the year ended September 30, 2010, were as follows:

•	Net investment income: $3,377,645

•	Net realized and change in unrealized gain/loss on investments: $130,955,129

•	Net increase in the net assets resulting from operations: $134,332,774

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Aurora that have been included in the Mid-Cap Value Equity’s Statement of Changes in Net Assets since August 2, 2010.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is

34	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2011, the participating Funds accepted only cash collateral in connection with securities loaded.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2011. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships

BLACKROCK FUNDS	SEPTEMBER 30, 2011	35

Notes to Financial Statements (continued)

between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

Mid-Cap Value Equity engages in various portfolio investment strategies using derivative contracts both to increase the returns of Mid-Cap Value Equity and to economically hedge, or protect, its exposure to equity risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Mid-Cap Value Equity’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, Mid-Cap Value Equity bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by Mid-Cap Value Equity does not give rise to counterparty credit risk, as options written obligate Mid-Cap Value Equity to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Mid-Cap Value Equity may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between Mid-Cap Value Equity and each of its respective counterparties. The ISDA Master Agreement allows Mid-Cap Value Equity to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to Mid-Cap Value Equity from its counterparties are not fully collateralized contractually or otherwise, Mid-Cap Value Equity bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, Mid-Cap Value Equity manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event Mid-Cap Value Equity’s net assets decline by a stated percentage or Mid-Cap Value Equity fails to meet the terms of its ISDA Master Agreements, which would cause Mid-Cap Value Equity to accelerate payment of any net liability owed to the counterparty.

Options: Mid-Cap Value Equity purchases and writes call and put options to increase or decrease their exposure to underlying instruments (equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When Mid-Cap Value Equity purchases (writes) an option, an amount equal to the premium paid (received) by Mid-Cap Value Equity is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or Mid-Cap Value Equity enters into a closing transaction), Mid-Cap Value Equity realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When Mid-Cap Value Equity writes a call option, such option is “covered,” meaning that Mid-Cap Value Equity holds the underlying instrument subject to being called by the option counterparty. When Mid-Cap Value Equity writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, Mid-Cap Value Equity bears the risk of an unfavorable change in the value of the underlying instrument or the risk that Mid-Cap Value Equity may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in Mid-Cap Value Equity purchasing or selling a security at a price different from the current market value.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2011
Liability Derivatives
	Statements of Assets and Liabilities Location	Mid-Cap Value Equity
Equity contracts	Options written at value	$96,500

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2011
Net Realized Gain From
Mid-Cap Value Equity
Equity contracts:
Options*		$319,153

Net Change in Unrealized Appreciation/Depreciation on
Mid-Cap Value Equity
Equity contracts:
Options		$(40,926)
*	Options purchased are included in the net realized gain (loss) from investments.

For the year ended September 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Mid-Cap Value Equity
Options:
Average number of option contracts purchased	125	*
Average number of option contracts written	438
Average notional value of option contracts purchased	$1,312,500	*
Average notional value of option contracts written	$1,381,250
*	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Funds entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Mid-Cap Growth Equity and Mid-Cap Value Equity	Small Cap Growth Equity
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.800%	0.550%
$1 Billion – $2 Billion	0.700%	0.500%
$2 Billion – $3 Billion	0.650%	0.475%
Greater Than $3 Billion	0.625%	0.450%

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. The expense limitations as a percentage of average daily net assets are as follows:

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
	Contractual	Contractual[2]	Contractual[2]	Voluntary[3]
Institutional	1.11%[1]	0.97%	1.02%	–
Service	1.58%[2]	1.29%	1.29%	1.18%
Investor A	1.39%[1]	1.29%	1.50%	–
Investor B	2.16%[1]	2.06%	2.28%	–
Investor C	2.16%[1]	2.06%	2.28%	–
Class R	1.65%[2]	1.65%[4]	1.72%[5]	–
[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.
[2]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012, except for Mid-Cap Value Equity’s Class R Shares which is prior to February 1, 2021, unless approved by the Board, including a majority of the Independent Trustees.

[3]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.
[4]	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.
[5]	There were no shares outstanding as of September 30, 2011.

Prior to September 12, 2011, the expense limitations as a percentage of average daily net assets of Mid-Cap Growth Equity were as follows:

Share Classes	Mid-Cap Growth Equity
Contractual
Institutional	1.27%
Service	1.58%
Investor A	1.63%
Investor B	2.40%
Investor C	2.40%
Class R	1.65%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager

BLACKROCK FUNDS	SEPTEMBER 30, 2011	37

Notes to Financial Statements (continued)

indirectly through its investment in affiliated money market funds; however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended September 30, 2011, the amounts waived were as follows:

Mid-Cap Growth Equity	$3,332
Mid-Cap Value Equity	$9,473
Small Cap Growth Equity	$17,430

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Institutional	–	$644	–
Service	–	3	–
Investor A	$72,000	2,943	–
Investor B	883	2,756	–
Investor C	4,071	5,840	$10,387
Class R	–	170	–

Total	$76,954	$12,356	$10,387

On September 30, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2012	2013
Mid-Cap Growth Equity	$18,353	$47,600
Mid-Cap Value Equity	$991,718	$1,061,191

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2011:

Mid-Cap Growth Equity	$153,305
Mid-Cap Value Equity	$1,531,651

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Mid-Cap Growth Equity	$6,802
Mid-Cap Value Equity	$18,834
Small Cap Growth Equity	$15,762

For the year ended September 30, 2011, affiliates received the following CDSC relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Mid-Cap Growth Equity	$61	$9,365	$1,470
Mid-Cap Value Equity	$992	$27,734	$4,790
Small Cap Growth Equity	$2,940	$5,757	$5,381

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2011, the Funds paid the following to affiliates in return for

38	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

these services, which are included in transfer agent – class specific in the Statements of Operations:

Mid-Cap Growth Equity	$23,287
Mid-Cap Value Equity	$15,115
Small Cap Growth Equity	$370,738

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

Call Center
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Institutional	$638	$2,363	$6,485
Service	41	105	599
Investor A	40,470	51,061	10,145
Investor B	2,271	2,016	188
Investor C	1,382	12,046	1,510
Class R	84	37	–

Total	$44,886	$67,628	$18,927

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2011, the Funds paid the following to affiliates in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

Mid-Cap Growth Equity	$167,383
Mid-Cap Value Equity	$507,146
Small Cap Growth Equity	$904,786

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending – affiliated in the Statements of Operations. For the year ended September 30, 2011, BIM received $215,160 in securities lending agent fees related to securities lending activities for the Funds.

For the year ended September 30, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses:

Administration Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Institutional	$6,420	$58,579	$201,873
Service	151	254	11,640
Investor A	49,661	164,901	75,853
Investor B	1,914	9,885	597
Investor C	3,295	37,799	8,539
Class R	1,040	252	–

Total	$62,481	$271,670	$298,502

Administration Fees Waived
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity
Institutional	$358	$58,579
Service	142	254
Investor A	5,362	164,602
Investor B	1,400	8,753
Investor C	280	35,822
Class R	953	132

Total	$8,495	$268,142

Service and Distribution Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Service	$1,506	$2,548	$116,300
Investor A	495,710	1,920,245	761,283
Investor B	76,106	390,790	23,885
Investor C	131,796	1,503,938	341,773
Class R	20,794	5,034	–

Total	$725,912	$3,822,555	$1,243,241

BLACKROCK FUNDS	SEPTEMBER 30, 2011	39

Notes to Financial Statements (continued)

Transfer Agent Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Institutional	$38,736	$394,001	$1,630,731
Service	3,569	3,300	75,761
Investor A	564,407	1,587,222	842,973
Investor B	31,104	86,012	7,267
Investor C	37,165	377,386	132,406
Class R	16,219	2,903	–

Total	$691,200	$2,450,824	$2,689,138

Transfer Agent Fees Waived
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity
Institutional	$63	$2,364
Service	39	105
Investor A	3,781	50,961
Investor B	1,238	725
Investor C	126	11,188
Class R	62	16

Total	$5,309	$65,359

Transfer Agent Fees Reimbursed
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity
Institutional	$235	$204,833
Service	1,580	1,669
Investor A	21,023	393,296
Investor B	776	17,318
Investor C	711	110,023
Class R	9,470	551

Total	$33,795	$727,690

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2011, were as follows:

	Purchases	Sales
Mid-Cap Growth Equity	$323,065,881	$365,844,179
Mid-Cap Value Equity	$1,616,719,435	$1,730,238,258
Small Cap Growth Equity	$2,142,515,110	$2,030,640,031

Transactions in options written for the year ended September 30, 2011, were as follows:

	Mid-Cap Value Equity
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	–	–	–	–
Options written	8,050	$175,694	1,750	$55,574
Options expired	(4,300)	(80,780)	–	–
Options closed	(3,750)	(94,914)	–	–

Outstanding options, at end of year	–	–	1,750	$55,574

The Funds received proceeds from the settlement of litigation where they were able to recover a portion of investment losses previously realized by the Funds. This amount is shown as litigation proceeds in the Statements of Operations.

5. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the year ended September 30, 2011.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2011 attributable to net operating losses, non-deductible expenses and income recognized from pass-through entities were reclassified to the following accounts:

	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Paid-in capital	$(2,054,616)	–	$(9,645,269)
Undistributed net investment income	$1,957,500	$(43,223)	$9,645,269
Accumulated net realized loss	$97,116	$43,223	–

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

Mid-Cap Value Equity
Ordinary income
9/30/11	$7,400,062
9/30/10	$3,099,929

As of September 30, 2011, the tax components of accumulated net losses were as follows:

	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Undistributed ordinary income	–	$3,070,024	–
Undistributed long-term capital gains	–	–	$32,486,716
Capital loss carryforwards	$(22,286,963)	(125,801,357)	–
Net unrealized losses*	(2,030,503)	(134,035,690)	(92,702,667)

Total	$(24,317,466)	$(256,767,023)	$(60,215,951)

*	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles.

As of September 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Mid-Cap Growth Equity	Mid-Cap Value Equity
2017	$7,635,980	$35,789,825
2018	14,650,983	90,011,532

Total	$22,286,963	$125,801,357

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after September 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of September 30, 2011, Mid-Cap Growth Equity invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on Mid-Cap Growth Equity and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2011, Mid-Cap Value Equity invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on Mid-Cap Value Equity and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2011, Small Cap Growth Equity invested a significant portion of its assets in securities in the health care and information technology sectors. Changes in economic conditions affecting the health care and information technology sectors would have a greater impact on Small Cap Growth Equity and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	41

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	September 30, 2011		September 30, 2010
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount

Institutional
Shares issued in the reorganization[1]	334,572	$3,832,627	–	–
Shares sold	168,193	2,166,903	517,383	$5,627,421

Total issued	502,765	5,999,530	517,383	5,627,421
Shares redeemed	(943,989)	(11,724,048)	(823,321)	(8,953,526)

Net decrease	(441,224)	$(5,724,518)	(305,938)	$(3,326,105)

[1] See Note 1 regarding the reorganization.

Service
Shares sold	53,858	$659,568	9,319	$94,294
Shares redeemed	(16,917)	(201,967)	(14,967)	(154,340)

Net increase (decrease)	36,941	$457,601	(5,648)	$(60,046)

Investor A
Shares issued in the reorganization[1]	7,278,873	$76,262,939	–	–
Shares sold and automatic conversion of shares	821,451	9,555,528	1,032,320	$10,493,917

Total issued	8,100,324	85,818,467	1,032,320	10,493,917
Shares redeemed	(2,738,897)	(31,713,217)	(2,579,912)	(25,768,638)

Net increase (decrease)	5,361,427	$54,105,250	(1,547,592)	$(15,274,721)

Investor B
Shares issued in the reorganization[1]	301,369	$2,763,072	–	–
Shares sold	4,104	42,022	11,678	$107,711

Total issued	305,473	2,805,094	11,678	107,711
Shares redeemed and automatic conversion of shares	(356,866)	(3,666,901)	(528,044)	(4,718,273)

Net decrease	(51,393)	$(861,807)	(516,366)	$(4,610,562)

Investor C
Shares issued in the reorganization[1]	781,046	$7,166,019	–	–
Shares sold	143,308	1,461,945	192,306	$1,747,582

Total issued	924,354	8,627,964	192,306	1,747,582
Shares redeemed	(443,743)	(4,626,917)	(278,935)	(2,451,295)

Net increase (decrease)	480,611	$4,001,047	(86,629)	$(703,713)

Class R
Shares issued in the reorganization[1]	222,297	$2,324,050	–	–
Shares sold	197,272	2,255,026	282,912	$2,806,051

Total issued	419,569	4,579,076	282,912	2,806,051
Shares redeemed	(307,256)	(3,617,723)	(124,681)	(1,216,171)

Net increase	112,313	$961,353	158,231	$1,589,880

[1]	See Note 1 regarding the reorganization.

42	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	September 30, 2011		September 30, 2010
Mid-Cap Value Equity	Shares	Amount	Shares	Amount

Institutional
Shares issued in the reorganization[1]	–	–	3,225,178	$33,023,569
Shares sold	6,509,862	$77,245,215	10,334,310	102,965,992
Shares issued in reinvestment of dividends	128,801	1,469,614	119,221	1,127,827

Total issued	6,638,663	78,714,829	13,678,709	137,117,388
Shares redeemed	(6,077,324)	(72,257,371)	(12,019,668)	(119,115,181)[2]

Net increase	561,339	$6,457,458	1,659,041	$18,002,207

[1]	See Note 1 regarding the reorganization.
[2]	Includes 5,485,998 shares redeemed in exchange for cash and securities representing redemptions-in-kind with a value of $52,720,155.

Service
Shares sold	52,134	$599,387	28,729	$279,470
Shares issued in reinvestment of dividends	312	3,505	1,366	11,848

Total issued	52,446	602,892	30,095	291,318
Shares redeemed	(17,365)	(202,577)	(238,107)	(2,442,750)

Net increase (decrease)	35,081	$400,315	(208,012)	$(2,151,432)

Investor A
Shares issued in the reorganization[1]	–	–	27,957,228	$277,741,078
Shares sold and automatic conversion of shares	8,354,777	$95,689,822	14,805,076	147,094,949
Shares issued in reinvestment of dividends	448,160	4,965,604	188,070	1,730,241

Total issued	8,802,937	100,655,426	42,950,374	426,566,268
Shares redeemed	(18,072,495)	(206,259,093)	(15,463,894)	(151,301,780)

Net increase (decrease)	(9,269,558)	$(105,603,667)	27,486,480	$275,264,488

Investor B
Shares issued in the reorganization[1]	–	–	2,458,787	$22,141,619
Shares sold	26,595	$270,530	38,718	348,353
Shares issued in reinvestment of dividends and distributions	3,305	33,308	–	–

Total issued	29,900	303,838	2,497,505	22,489,972
Shares redeemed and automatic conversion of shares	(1,542,686)	(15,892,141)	(2,935,182)	(26,493,927)

Net decrease	(1,512,786)	$(15,588,303)	(437,677)	$(4,003,955)

Investor C
Shares issued in the reorganization[1]	–	–	6,327,159	$56,797,005
Shares sold	1,304,791	$13,523,538	1,540,063	13,707,167
Shares issued in reinvestment of dividends and distributions	25,130	252,303	–	–

Total issued	1,329,921	13,775,841	7,867,222	70,504,172
Shares redeemed	(4,328,420)	(44,713,990)	(2,939,480)	(26,027,414)

Net increase (decrease)	(2,998,499)	$(30,938,149)	4,927,742	$44,476,758

[1]	See Note 1 regarding the reorganization.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	43

Notes to Financial Statements (concluded)

	Year Ended September 30, 2011		Period July 30, 2010[1] to September 30, 2010
Mid-Cap Value Equity (concluded)	Shares	Amount	Shares	Amount

Class R
Shares issued in the reorganization[2]	–	–	82,265	$842,335
Shares sold	41,377	$503,720	3,694	37,619
Shares issued in reinvestment of dividends	499	5,689	–	–

Total issued	41,876	509,409	85,959	879,954
Shares redeemed	(27,177)	(317,648)	(6,302)	(64,834)

Net increase	14,699	$191,761	79,657	$815,120

[1] Commencement of operations. [2] See Note 1 regarding the reorganization.

			Year Ended September 30, 2010
Small Cap Growth Equity			Shares	Amount

Institutional
Shares sold	18,551,956	$439,584,953	12,813,669	$254,575,824
Shares redeemed	(11,662,254)	(278,499,643)	(19,162,168)	(374,748,075)

Net increase (decrease)	6,889,702	$161,085,310	(6,348,499)	$(120,172,251)

Service
Shares sold	471,352	$10,611,161	690,764	$13,001,879
Shares redeemed	(1,704,268)	(35,739,318)	(692,707)	(12,801,199)

Net increase (decrease)	(1,232,916)	$(25,128,157)	(1,943)	$200,680

Investor A
Shares sold and automatic conversion of shares	3,960,009	$86,832,105	5,118,938	$93,399,557
Shares redeemed	(5,506,578)	(120,110,671)	(4,740,982)	(85,235,223)

Net increase (decrease)	(1,546,569)	$(33,278,566)	377,956	$8,164,334

Investor B
Shares sold	16,430	$317,768	9,765	$154,258
Shares redeemed and automatic conversion of shares	(55,590)	(1,050,685)	(85,307)	(1,364,344)

Net decrease	(39,160)	$(732,917)	(75,542)	$(1,210,086)

Investor C
Shares sold	367,663	$6,971,644	886,888	$14,090,645
Shares redeemed	(896,784)	(17,118,814)	(563,881)	(8,752,747)

Net increase (decrease)	(529,121)	$(10,147,170)	323,007	$5,337,898

There is a 2% redemption fee on shares of Small Cap Growth Equity redeemed or exchanged that have been held 30 days or less. The redemption fees are collected and retained by the Funds for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Mid-Cap Growth Equity Portfolio, BlackRock Mid-Cap Value Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio, three of the twenty-seven series constituting BlackRock Funds (the “Funds”), as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Philadelphia, Pennsylvania November 23, 2011

Important Tax Information (Unaudited)

The entire amount of the ordinary income distribution paid by BlackRock Mid-Cap Equity Value Portfolio during the fiscal year ended September 30, 2011 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	45

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 5, 2011 and May 17-18, 2011 to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio”), BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity Portfolio”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity Portfolio,” each a “Fund,” and together with Mid-Cap Growth Equity Portfolio and Mid-Cap Value Equity Portfolio, the “Funds”), each a series of the Trust.

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 5, 2011 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 5, 2011, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 5, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 17-18, 2011 Board meeting.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement (continued)

At an in-person meeting held on May 17-18, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust on behalf of each Fund for a one-year term ending June 30, 2012. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 5, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that Small Cap Growth Equity Portfolio performed below the median of its Lipper Performance Universe in the one- and three-year periods reported, but that the Fund performed at or above the median of its Lipper Performance Universe in the five-year period reported. The Board noted that Mid-Cap Growth Equity Portfolio performed below the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for (i) Small Cap Growth Equity Portfolio’s underperformance during the one- and three-year periods compared with its Peers and (ii) the underperformance of Mid-Cap Growth Equity Portfolio in each of the periods reported compared with its Peers. The Board was informed that, among other things, the six-month period in the middle of 2010 detracted from performance. During 2010 a number of individual events in the second quarter affecting the Fund’s holdings, combined with the fact that some high conviction names held by the Funds did not participate in the third quarter market rally, hindered performance.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	47

Disclosure of Investment Advisory Agreement (continued)

The Board noted that Mid-Cap Value Equity Portfolio performed below the median of its Lipper Performance Universe in each of the one-, three-and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the Fund’s relative weakness in 2010 was a function of the market environment, as well as overall portfolio positioning and stock selection, particularly in the financials and energy sectors.

The Board and BlackRock discussed BlackRock’s strategy for improving each Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist each Fund’s portfolio managers and to improve each Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that Small Cap Growth Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board noted that Mid-Cap Value Equity Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s actual total expense ratio, after giving effect to any expense reimbursement or fee waivers by BlackRock, was reasonable relative to the median actual total expense ratio paid by the Fund’s Peers, after giving effect to any expense reimbursement or fee waivers.

The Board noted that Mid-Cap Growth Equity Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund is expected to be part of a fund reorganization, where the Fund would be the surviving fund.

The Board noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels.

The Board also noted that with respect to each of Mid-Cap Growth Equity Portfolio and Mid-Cap Value Equity Portfolio, BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable. The Board further noted that with respect to Small Cap

48	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement (concluded)

Growth Portfolio, BlackRock has contractually and/or voluntarily agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust on behalf of each Fund for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	49

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for- profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

50	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]         Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 286 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 286 Portfolios	None

[3]         Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	51

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 22, 2011, Richard S. Davis resigned as Trustee of the Trust and Paul L. Audet became Trustee of the Trust.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Officers and Trustees (concluded)

Investment Advisor and	Accounting Agent,	Independent Registered Public	Address of the Trust
Co-Administrator	Co-Administrator and Transfer	Accounting Firm	100 Bellevue Parkway
BlackRock Advisors, LLC	Agent	Deloitte & Touche LLP	Wilmington, DE 19809
Wilmington, DE 19809	BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Philadelphia, PA 19103

Custodian	Distributor	Legal Counsel
The Bank of New York Mellon	BlackRock Investments, LLC	Sidley Austin LLP
New York, NY 10286	New York, NY 10022	New York, NY 10019

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	53

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund BlackRock Core Bond Portfolio BlackRock Emerging Market Debt Portfolio BlackRock Floating Rate Income Portfolio BlackRock GNMA Portfolio BlackRock High Yield Bond Portfolio

BlackRock Income Builder Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Sector Bond Portfolio

				BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Portfolio BlackRock World Income Fund US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund			BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	55

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQUITY4-9/11-AR

September 30, 2011

Annual Report

BlackRock FundsSM

▶	BlackRock Global Opportunities Portfolio
▶	BlackRock Health Sciences Opportunities Portfolio
▶	BlackRock International Opportunities Portfolio
▶	BlackRock Science & Technology Opportunities Portfolio
▶	BlackRock U.S. Opportunities Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Dear Shareholder

Investors have faced one of the most volatile periods in trading history in recent months. Financial markets across the world weathered a storm of whipsaw movements of panic selling and short-lived rebounds of hope as the European debt crisis and concerns about slowing global economic growth dominated headlines and sentiment. Although markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

This shareholder report reflects your fund’s reporting period ended September 30, 2011. The following market review is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic in advance of the second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Inflationary pressures had intensified in emerging economies, many of which were overheating, and the European debt crisis had continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt, rekindling fears about the broader debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. The downgrade of the US government’s credit rating on August 5 sent financial markets into turmoil. Extreme levels of volatility persisted as investors witnessed financial problems intensify in Italy and Spain and the debt crisis spread to core European nations, France and Germany. Toward the end of the reporting period, economic data out of the United States and Europe grew increasingly bleak. Further compounding concerns about the world economy were indications that growth was slowing in emerging-market nations, including China, a key driver for global growth.

Overall, equities broadly declined while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains for the 6- and 12-month periods ended September 30, 2011. High yield debt posted losses for the 6-month period, but remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine and its quarterly companion newsletter, Shareholder Perspectives.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2011

	6- month	12- month
US large cap equities (S&P 500® Index)	(13.78)%	1.14%
US small cap equities (Russell 2000® Index)	(23.12)	(3.53)
International equities (MSCI Europe, Australasia, Far East Index)	(17.74)	(9.36)
Emerging market equities (MSCI Emerging Markets Index)	(23.45)	(16.15)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.14
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	16.14	9.28
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.20	5.26
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	7.85	3.88
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(5.12)	1.75

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2011	BlackRock Global Opportunities Portfolio

Investment Objective

BlackRock Global Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

•

On March 14, 2011, the Board of Trustees of BlackRock FundsSM approved a plan of reorganization, whereby the Fund acquired substantially all of the assets and assumed certain stated liabilities of BlackRock Global Growth Fund, Inc. (“Global Growth”) in exchange for newly issued shares of the Fund. At a shareholder meeting on August 25, 2011, shareholders of Global Growth approved the plan of reorganization. The reorganization took place on September 12, 2011.

How did the Fund perform?

•	For the 12-month period, the Fund underperformed its benchmark, the MSCI All Country World Index (ACWI)[1].

What factors influenced performance?

•

The Fund’s underperformance relative to the benchmark was largely attributable to its exposures to energy, information technology (“IT”) and financials. In energy, the Fund’s bias toward coal producers led to an overweight that helped performance in the fourth quarter of 2010, although it quickly lagged on a relative basis in the first quarter of 2011. Geopolitical uncertainties in the Middle East and the effects of the second round of quantitative easing from the Fed driving oil prices higher impacted the timing of this trade as coal miners relatively underperformed large-cap integrated oil & gas and oil service stocks not held in the Fund. Likewise, select oil-related exploration & production (“E&P”) names included within the benchmark benefited from higher prices, while several E&P holdings in the Fund underperformed on news of disappointing production levels. In IT, the Fund’s holdings across semiconductors, application software and communications equipment relatively underperformed in the wake of global growth concerns and lower confidence in end demand. In financials, considering rising inflation expectations in the developed world coupled with a promising credit growth story in emerging markets, the Fund held exposures to diversified banks and emerging market exchange operators. A reversal in inflation and interest rate expectations has hurt banks, while speculation of an economic hard landing in China has negatively impacted the flow of capital and trading activities within emerging markets.

•

Relative to its benchmark, the Fund’s performance benefited from favorable positioning in defensive sectors, particularly consumer staples, utilities and health care. Bucking the downtrend of the broader markets, each sector generated positive absolute returns for the Fund while beating benchmark comparisons. Outside of the defensive sectors, positive stock selection effects could also be found in industrials, led by several holdings in Japanese industrial exporters and the construction & farm machinery & heavy trucks sub-industry.

Describe recent portfolio activity.

•

Due to the overall uncertainty and lack of confidence in the markets, management recalibrated risk in the Fund by reducing exposures to more economically sensitive sub-industries primarily within the industrials and materials sectors. In order to maintain a balanced stance, the proceeds were used to fund select opportunities across consumer discretionary and IT where there are more appealing growth stories and stocks trading at low valuations in the case of semiconductors. Management has also used this cash to add to the Fund’s overweight positions in consumer staples and telecommunication services and reduce the underweight in utilities.

Describe Fund positioning at period end.

•

At period end, our strategy framework is similar to the one in place during the past year. The framework has been set out to take minimal active bets at the sector level, maintain tracking error at the low end of the Fund’s historical range and ensure the economic sensitivities of the Fund are similar to those of the benchmark. In holding a balanced approach, the Fund’s overweights across defensive areas like packaged foods & meats, soft drinks, pharmaceuticals, integrated & wireless telecommunication services and electric utilities are being countered by more cyclical exposures in cable & satellite, oil & gas equipment & services, semiconductors, semiconductors equipment, internet software and diversified chemicals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Exxon Mobil Corp.	2%
Royal Dutch Shell Plc, A Shares	1
PepsiCo, Inc.	1
Google, Inc., Class A	1
The Procter & Gamble Co.	1
Apple, Inc.	1
HSBC Holdings Plc	1
JPMorgan Chase & Co.	1
Comcast Corp., Class A	1
Vodafone Group Plc - ADR	1

[1]	Performance for Class R Shares of the Fund prior to September 12, 2011 is that of Institutional Shares restated to reflect Class R Shares’ fees.

Geographic Allocation	Percent of Long-Term Investments
United States	50%
United Kingdom	7
Germany	6
Japan	5
Netherlands	4
France	3
Canada	3
South Korea	3
Hong Kong	3
Switzerland	2
Other[2]	14

[2]

Other includes a 1% or less investment in each of the following countries: Brazil, China, Australia, Ireland, Luxembourg, Belgium, Taiwan, Spain, Mexico, Singapore, Italy, Thailand, Colombia, Norway, South Africa, Indonesia, Denmark and Austria.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2011

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund will invest, under normal market conditions, at least 75% of its total assets in global equity securities of any market capitalization with above average return potential. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may also invest up to 25% of its total assets in global fixed income securities, including emerging market debt.

[3]	This unmanaged market capitalization-weighted index is made up of equities from 45 countries, including the United States.
[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(20.21)%	(10.81)%	N/A	0.02%	N/A	0.20%	N/A
Investor A	(20.38)	(11.11)	(15.78)%	(0.27)	(1.34)%	(0.10)	(1.04)%
Investor B	(20.66)	(11.74)	(15.71)	(0.97)	(1.35)	(0.80)	(0.97)
Investor C	(20.67)	(11.78)	(12.66)	(1.02)	(1.02)	(0.83)	(0.83)
Class R	(20.47)	(11.39)	N/A	(0.63)	N/A	(0.46)	N/A
MSCI All Country World Index (ACWI)	(17.22)	(6.01)	N/A	(1.59)	N/A	(0.43)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on January 31, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$797.90	$5.86	$1,000.00	$1,018.55	$6.58	1.30%
Investor A	$1,000.00	$796.20	$7.02	$1,000.00	$1,017.25	$7.89	1.56%
Investor B	$1,000.00	$793.40	$10.83	$1,000.00	$1,012.99	$12.16	2.41%
Investor C	$1,000.00	$793.30	$10.74	$1,000.00	$1,013.09	$12.06	2.39%
Class R	$1,000.00	$951.70	$0.97	$1,000.00	$1,001.89	$0.99	1.72%

[7]

For Institutional Shares, Investor A Shares, Investor B Shares and Investor C Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). For Class R Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 21/365 (to reflect the period the class was open).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	5

Fund Summary as of September 30, 2011	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

•

On March 14, 2011, the Board of Trustees of BlackRock FundsSM approved a plan of reorganization, whereby the Fund acquired substantially all of the assets and assumed certain stated liabilities of BlackRock Healthcare Fund, Inc. (“Healthcare”) in exchange for newly issued shares of the Fund. At a shareholder meeting on August 25, 2011, shareholders of Healthcare approved the plan of reorganization. The reorganization took place on September 12, 2011.

How did the Fund perform?

•	The Fund underperformed its benchmark, the Russell 3000® Health Care Index, for the 12-month period. However, all share classes outperformed the broad-market S&P 500® Index[1].

What factors influenced performance?

•

The Fund’s overweight allocation and weak stock selection in the health care providers & services industry notably detracted from performance relative to the Russell 3000® Health Care Index. The Fund’s overweight allocation to health care services hampered returns, as the segment posted a negative return during the 12-month period. The Fund’s underweight allocations to health care technology and managed health care also negatively impacted performance, since these were the two best-performing sub-industries within the benchmark. In all three segments, weak stock selection also negatively affected relative performance. Stock selection in biotechnology also notably detracted from performance.

•

During the 12-month period, stock selection and an underweight position in pharmaceuticals benefited relative returns. Other contributors included stock selection in health care facilities and stock selection in medical devices & supplies, specifically health care supplies and life sciences tools & services. The Fund utilized foreign currency derivatives to hedge the currency exposure of owning foreign stocks back to the US dollar, which was slightly additive to performance.

Describe recent portfolio activity.

•

During the 12 months, management significantly reduced the Fund’s overweight exposure to medical devices & supplies, while significantly adding exposure to pharmaceuticals, although the Fund remains underweight relative to the benchmark. Management also reduced the Fund’s weighting in healthcare providers & services and slightly added to its biotechnology allocation.

Describe Fund positioning at period end.

•

Position changes during the 12-month period included the reduction in services and equipment names, which was initiated in advance of the debt/deficit legislation passing. Across all industry groups, management has minimized the Fund’s exposure to companies that produce high capital outlay products as management remains cautious on developed market economic outcomes. Management continued to increase the Fund’s allocation to pharmaceuticals, partially on more favorable defensive characteristics as well as improving fundamental outlook on several companies. However, the Fund still remains underweight in the industry relative to the benchmark’s large weighting.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Pfizer, Inc.	4%
Johnson & Johnson	4
Allergan, Inc.	4
UnitedHealth Group, Inc.	4
Aetna, Inc.	3
Celgene Corp.	3
Cardinal Health, Inc.	3
Bristol-Myers Squibb Co.	3
Baxter International, Inc.	3
Medtronic, Inc.	3

[1]	Performance for Class R Shares of the Fund prior to September 12, 2011 is that of Institutional Shares restated to reflect Class R Shares’ fees.

Industry Allocation	Percent of Long-Term Investments
Pharmaceuticals	35%
Health Care Providers & Services	23
Health Care Equipment & Supplies	21
Biotechnology	17
Life Sciences Tools & Services	4

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2011

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies in health sciences and related industries.
[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies, Inc.

[4]

An unmanaged index representative of companies involved in medical services or health care in the Russell 3000® Index, which is comprised of the 3,000 largest US companies as determined by total market capitalization.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.61)%	4.41%	N/A	6.25%	N/A	11.15%	N/A
Service	(7.76)	4.04	N/A	5.90	N/A	10.84	N/A
Investor A	(7.77)	4.03	(1.42)%	5.90	4.77%	10.81	10.22%
Investor B	(8.12)	3.27	(1.21)	5.06	4.73	10.14	10.14
Investor C	(8.08)	3.32	2.33	5.14	5.14	10.02	10.02
Class R	(7.96)	3.61	N/A	5.41	N/A	10.27	N/A
S&P 500® Index	(13.78)	1.14	N/A	(1.18)	N/A	2.82	N/A
Russell 3000® Health Care Index	(5.36)	5.89	N/A	1.82	N/A	1.91	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$923.90	$4.82	$1,000.00	$1,020.05	$5.06	1.00%
Service	$1,000.00	$922.40	$6.26	$1,000.00	$1,018.55	$6.58	1.30%
Investor A	$1,000.00	$922.30	$6.36	$1,000.00	$1,018.45	$6.68	1.32%
Investor B	$1,000.00	$918.80	$9.86	$1,000.00	$1,014.79	$10.35	2.05%
Investor C	$1,000.00	$919.20	$9.67	$1,000.00	$1,014.99	$10.15	2.01%
Class R	$1,000.00	$993.60	$1.00	$1,000.00	$1,001.87	$1.01	1.75%

[6]

For Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). For Class R Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 21/365 (to reflect the period the class was open).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	7

Fund Summary as of September 30, 2011	BlackRock International Opportunities Portfolio

Investment Objective

BlackRock International Opportunities Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period, the Fund underperformed its benchmark, the MSCI All Country World Index (ACWI) Ex-US.

What factors influenced performance?

•

The Fund’s underperformance relative to the benchmark was largely attributable to its exposures to energy and financials. In energy, the Fund’s bias toward coal producers led to an overweight that helped performance in the fourth quarter of 2010, although it quickly lagged on a relative basis in the first quarter of 2011. Geopolitical uncertainties in the Middle East and the effects of the second round of quantitative easing from the Fed driving oil prices higher impacted the timing of this trade as coal miners relatively underperformed large-cap integrated oil & gas and oil service stocks not held in the Fund. Likewise, select oil-related exploration & production (“E&P”) names included within the benchmark benefited from higher prices, while several E&P holdings in the Fund underperformed on news of disappointing production levels. In financials, considering rising inflation expectations in the developed world coupled with a promising credit growth story in emerging markets, the Fund held exposures to diversified banks, insurers and emerging market exchange operators. A reversal in inflation and interest rate expectations has hurt banks and insurance companies, while speculation of an economic hard landing in China has negatively impacted the flow of capital and trading activities within emerging markets.

•

Relative to the benchmark, the Fund’s performance benefited from favorable positioning in the consumer discretionary, industrials and utilities sectors. Bucking the downtrend of the broader markets, the Fund’s holdings in the automobile manufacturers, tire producers and cable & satellite sub-industries in the consumer discretionary sector each generated positive absolute performance and outperformed benchmark comparisons. Similarly, positive stock performance in industrials was led by several Japanese and German exporters held in the Fund across industrial machinery, construction & heavy equipment and airfreight & logistics. The Fund’s positioning in National Grid Plc, a UK utility with limited commodity exposure, also contributed positively to performance.

Describe recent portfolio activity.

•

Due to the overall uncertainty and lack of confidence in the markets, management recalibrated risk in the Fund by reducing exposure to more economically sensitive sub-industries primarily within the industrials and materials sectors. In order to maintain a balanced stance, the proceeds were used to fund select opportunities across consumer discretionary and information technology (“IT”) where there are more appealing growth stories and stocks trading at low valuations in the case of semiconductors. Management has also used this cash to add to the Fund’s overweight positions in consumer staples and telecommunication services and reduce the underweight in utilities.

Describe Fund positioning at period end.

•

At period end, our strategy framework is similar to the one in place during the past year. The framework has been set out to take minimal active bets at the sector level, maintain tracking error at the low end of the Fund’s historical range and ensure the economic sensitivities of the Fund are similar to those of the benchmark. In holding a balanced approach, the Fund’s overweights across defensive areas like packaged foods & meats, soft drinks, pharmaceuticals, integrated & wireless telecommunication services and multi-utilities are being countered by more cyclical exposures in luxury goods, cable & satellite, oil & gas equipment & services, semiconductors, semiconductors equipment and specialty chemicals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Royal Dutch Shell Plc, A Shares	3%
HSBC Holdings Plc	2
Nestle SA	2
Imperial Tobacco Group Plc	2
Japan Tobacco, Inc.	2
Danone SA	1
Banco Bradesco SA, Preference Shares	1
GlaxoSmithKline Plc	1
Unilever NV	1
Anheuser-Busch InBev NV	1

Geographic Allocation	Percent of Long-Term Investments
United Kingdom	17%
Japan	14
Germany	9
Netherlands	8
Switzerland	7
Canada	6
France	6
Hong Kong	5
South Korea	4
Brazil	3
Australia	3
Taiwan	2
Singapore	2
China	2
Italy	2
Ireland	2
Other[1]	8

[1]

Other includes a 1% or less investment in each of the following countries: Mexico, Belgium, Spain, Norway, Luxembourg, South Africa, India, Bermuda, Thailand, Colombia, Israel, Denmark, United States, Indonesia, Austria and Gibraltar.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2011

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund, under normal market conditions, invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The Fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries.

[3]

This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(20.62)%	(12.50)%	N/A	(0.75)%	N/A	11.06%	N/A
Service	(20.80)	(12.88)	N/A	(1.09)	N/A	10.71	N/A
Investor A	(20.76)	(12.77)	(17.36)%	(1.04)	(2.10)%	10.67	10.08%
Investor B	(21.04)	(13.45)	(17.34)	(1.80)	(2.09)	9.99	9.99
Investor C	(21.05)	(13.44)	(14.30)	(1.79)	(1.79)	9.84	9.84
MSCI All Country World Index (ACWI) Ex-US	(19.54)	(10.81)	N/A	(1.57)	N/A	6.83	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$793.80	$5.53	$1,000.00	$1,018.90	$6.23	1.23%
Service	$1,000.00	$792.00	$7.46	$1,000.00	$1,016.75	$8.39	1.66%
Investor A	$1,000.00	$792.40	$6.96	$1,000.00	$1,017.30	$7.84	1.55%
Investor B	$1,000.00	$789.60	$10.32	$1,000.00	$1,013.54	$11.61	2.30%
Investor C	$1,000.00	$789.50	$10.36	$1,000.00	$1,013.49	$11.66	2.31%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	9

Fund Summary as of September 30, 2011	BlackRock Science & Technology Opportunities Portfolio

Investment Objective

BlackRock Science & Technology Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period, the Fund underperformed its benchmark, the NYSE Arca Tech 100 IndexSM.

What factors influenced performance?

•

The Fund’s sizable bias toward information technology (“IT”) relative to the benchmark proved to be a meaningful detractor from an allocation perspective as the Fund’s health care-related exposures within the benchmark index outperformed its IT-related exposures by more than 10%. Within IT, the Fund’s overweight positions in semiconductor equipment, internet software & services and office electronics hampered returns. From a stock selection perspective, select semiconductor positions in the Fund also underperformed due to their overexposure to the communications space, while deteriorating fundamentals in systems software and application software weighed heavily on relative performance. Outside of IT, poor stock selection in health care equipment and pharmaceuticals, as well as an underweight exposure to aerospace & defense within the benchmark, also detracted from performance.

•

Conversely, the IT portion of the Fund benefited from good relative allocation effects in communications equipment, data processing and IT consulting. The credit crisis in Europe and rising inflation in emerging markets combined to create a slowdown in unit volumes and a loss of pricing power in the smartphone market. These macroeconomic head-winds, coupled with less capital expenditure potential out of the United States due to recent mergers of key-end clients, have pressured industry fundamentals. Fortunately, the Fund’s direct underweight in the communications equipment and data processing segments added to relative performance, as did an overweight in IT consulting. Within health care, the largest contributor to performance came from the Fund’s positioning and stock selection in the life sciences tools & services sub-industry.

Describe recent portfolio activity.

•

During the 12-month period, the Fund shifted from being overweight in technology hardware & equipment to being overweight in IT software & services to lower economic sensitivity. Purchases in the software space have been in areas of mission-critical services as well as higher return on investment applications, in contrast to those reliant upon further spending from governments, financial companies and low-end consumers. Management has also found select opportunities in semiconductor equipment. After being hit hard in the broader market sell-off, the risk/reward of these companies has become more attractive. Outside of IT, the Fund’s exposure to health care continues to fall as the potential for further US budget cuts and high employment threaten the space.

Describe Fund positioning at period end.

•

At period end, the Fund remained overweight in the IT sector relative to the NYSE Arca Tech 100 IndexSM, and underweight in health care. While management continues to monitor macroeconomic developments, our focus is to identify and own companies that have a strong outlook, even in a weak macroeconomic environment, due to new product cycles, strong execution and/or margin opportunities. Within IT, the Fund is most overweight in IT consulting, internet software, semiconductors and systems software. Conversely, the largest underweights are in communications equipment, application software, data processing and electronic components.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	13%
International Business Machines Corp.	5
Google, Inc., Class A	5
QUALCOMM, Inc.	4
Accenture Plc, Class A	3
Microsoft Corp.	3
Amazon.com, Inc.	2
EMC Corp.	2
Teradata Corp.	2
Oracle Corp.	2

Industry Allocation	Percent of Long-Term Investments
Software	22%
Computers & Peripherals	18
Semiconductors & Semiconductor Equipment	18
IT Services	14
Internet Software & Services	9
Communications Equipment	7
Internet & Catalog Retail	2
Aerospace & Defense	2
Biotechnology	2
Other[1]	6

[1]

Other includes a 1% or less investment in each of the following industries: Diversified Telecommunication Services, Media, Office Electronics, Pharmaceuticals, Electronic Equipment, Instruments & Components and Diversified Consumer Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2011

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by US and non-US science and technology companies in all market capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Fund may invest up to 25% of its net assets in emerging market countries.

[3]

A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(19.31)%	(4.55)%	N/A	3.64%	N/A	6.92%	N/A
Service	(19.30)	(4.59)	N/A	3.28	N/A	6.58	N/A
Investor A	(19.35)	(4.76)	(9.78)%	3.24	2.13%	6.48	5.92%
Investor B	(19.83)	(5.68)	(9.92)	2.32	1.95	5.79	5.79
Investor C	(19.85)	(5.68)	(6.63)	2.29	2.29	5.58	5.58
Class R	(19.48)	(5.07)	N/A	2.89	N/A	6.12	N/A
NYSE Arca Tech 100 IndexSM	(12.87)	4.80	N/A	4.65	N/A	7.42	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$806.90	$6.30	$1,000.00	$1,018.10	$7.03	1.39%
Service	$1,000.00	$807.00	$7.07	$1,000.00	$1,017.25	$7.89	1.56%
Investor A	$1,000.00	$806.50	$8.06	$1,000.00	$1,016.14	$9.00	1.78%
Investor B	$1,000.00	$801.70	$12.15	$1,000.00	$1,011.58	$13.56	2.69%
Investor C	$1,000.00	$801.50	$12.10	$1,000.00	$1,011.63	$13.51	2.68%
Class R	$1,000.00	$805.20	$9.28	$1,000.00	$1,014.79	$10.35	2.05%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	11

Fund Summary as of September 30, 2011	BlackRock U.S. Opportunities Portfolio

Investment Objective

BlackRock U.S. Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

Effective February 28, 2011, the Fund was closed to new investors. Existing shareholders may make additional investments in current accounts.

How did the Fund perform?

•	For the 12-month period, the Fund underperformed its benchmark, the Russell Midcap® Index.

What factors influenced performance?

•

The Fund’s underperformance was largely attributable to its exposure in the information technology (“IT”), industrials, consumer discretionary and energy sectors. In IT, the Fund’s holdings across several sub-industries, including communications equipment and application software, fell in value and relatively underperformed in the wake of global growth concerns and lower confidence in end demand. In industrials, lower growth expectations weighed heavily on the capital goods portion of the Fund due to their general linkage with the capital spending plans of petrochemical producers, which has been called into question. Stock selection in consumer discretionary was off in the case of multiple sub-industries where Fund exposures failed to keep pace with exceedingly strong benchmark performance. In energy, the Fund’s bias toward coal producers led to an overweight that helped performance in the fourth quarter of 2010, but quickly lagged in the first quarter of 2011. Geopolitical uncertainties in the Middle East and effects of the second round of quantitative easing from the Fed drove oil prices higher to start 2011. This impacted the timing of the coal trade as coal providers relatively underperformed oil service and refining stocks not held in the Fund.

•

Relative to the benchmark, the Fund’s performance benefited from favorable positioning in the materials and consumer staples sectors. Bucking the downtrend of the broader markets, the Fund’s holdings in diversified metals & mining and fertilizer generated positive absolute performance. An underweight to steel manufacturers proved fortuitous in the wake of several benchmark holdings suffering material losses. In consumer staples, positive stock performance was led by strong results across household products, packaged foods & meats and tobacco.

Describe recent portfolio activity.

•

Due to the overall uncertainty and lack of confidence in the markets, management recalibrated risk in the Fund by reducing exposure to more economically sensitive sub-industries primarily within the industrials, materials and energy sectors. In order to maintain a balanced stance, the proceeds were used to fund select opportunities across consumer discretionary and, more recently IT, where there are more appealing growth stories and stocks trading at low valuations in the case of semiconductors. Management has also used this cash to add to the Fund’s overweight position in telecommunication services and reduce underweights in consumer staples, healthcare and utilities.

Describe Fund positioning at period end.

•

At period end, our strategy framework is similar to the one in place during the past year. The framework has been set out to take minimal active bets at the sector level, maintain tracking error at the low end of the Fund’s historical range and ensure the economic sensitivities of the Fund are similar to those of the benchmark. In holding a more balanced approach, overweights across defensive sub-industries like multi-utilities, packaged foods & meats, tobacco, household products, health care distributors and wireless telecommunication services are now being countered by cyclical exposures in apparel retail, department stores, oil & gas equipment & services, air freight & logistics, railroads, semiconductors and semiconductor equipment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
H.J. Heinz Co.	1%
Alliant Energy Corp.	1
Church & Dwight Co., Inc.	1
O’Reilly Automotive, Inc.	1
Federal Realty Investment Trust	1
Ross Stores, Inc.	1
Liberty Global, Inc., Class A	1
Fidelity National Information Services, Inc.	1
Lorillard, Inc.	1
Dollar Tree, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Financials	18%
Consumer Discretionary	18
Information Technology	14
Health Care	10
Industrials	9
Utilities	9
Energy	8
Consumer Staples	8
Materials	3
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2011

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by US emerging capitalization companies with relatively attractive earnings growth potential and valuation.
[3]

A market index that measures the performance of the mid-cap segment of the US equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 29% of the total market capitalization of the Russell 1000® companies.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(22.85)%	(6.75)%	N/A	3.50%	N/A	7.07%	N/A
Service	(23.04)	(7.16)	N/A	3.05	N/A	6.66	N/A
Investor A	(23.05)	(7.19)	(12.07)%	3.00	1.89%	6.58	6.00%
Investor B	(23.33)	(7.90)	(12.00)	2.22	1.86	5.95	5.95
Investor C	(23.33)	(7.87)	(8.78)	2.25	2.25	5.79	5.79
Russell Midcap® Index	(18.55)	(0.88)	N/A	0.56	N/A	7.45	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$771.50	$4.57	$1,000.00	$1,019.90	$5.22	1.03%
Service	$1,000.00	$769.60	$6.57	$1,000.00	$1,017.65	$7.49	1.48%
Investor A	$1,000.00	$769.50	$6.74	$1,000.00	$1,017.45	$7.69	1.52%
Investor B	$1,000.00	$766.70	$10.05	$1,000.00	$1,013.69	$11.46	2.27%
Investor C	$1,000.00	$766.70	$9.92	$1,000.00	$1,013.84	$11.31	2.24%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	13

About Fund Performance

•

Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to October 16, 2000, BlackRock Health Sciences Opportunities’ Portfolio (“Health Sciences Opportunities”) Institutional Shares’ performance results are those of Investor A Shares restated to reflect Institutional Shares’ fees.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Health Sciences Opportunities’ Service Shares’ performance results are those of Investor A Shares restated to reflect Service Shares’ fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans. Prior to October 16, 2000, Health Sciences Opportunities’ Investor B Shares’ performance results are those of Investor A Shares restated to reflect Investor B Shares’ fees.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 16, 2000, Health Sciences Opportunities’ Investor C Shares’ performance results are those of Investor A Shares restated to reflect Investor C Shares’ fees.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to September 8, 2008, BlackRock Science & Technology Opportunities’ Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees. Prior to September 12, 2011, BlackRock Global Opportunities’ Portfolio and Health Sciences Opportunities’ Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for Health Sciences Opportunities for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with Health Sciences Opportunities on that date.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC (the “Manager”) is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2011 and held through September 30, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and options as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/ or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	15

Schedule of Investments September 30, 2011	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 1.3%
BHP Billiton Ltd.	44,400	$1,470,101
Newcrest Mining Ltd.	68,200	2,247,946
PanAust Ltd. (a)	324,000	774,579

		4,492,626

Austria – 0.1%
Erste Group Bank AG	12,200	311,148

Belgium – 1.0%
Anheuser-Busch InBev NV	62,400	3,312,130

Brazil – 1.4%
Banco Bradesco SA, Preference Shares	216,700	3,175,155
BM&FBovespa SA	378,142	1,743,646

		4,918,801

Canada – 2.6%
Enbridge, Inc.	50,100	1,599,241
First Quantum Minerals Ltd.	88,100	1,172,817
Manulife Financial Corp.	144,000	1,640,767
Suncor Energy, Inc.	55,100	1,407,077
The Toronto-Dominion Bank	24,100	1,715,449
TransCanada Corp.	37,600	1,526,390

		9,061,741

China – 1.4%
China Construction Bank Corp., H Shares	3,462,800	2,094,426
China Merchants Bank Co. Ltd., H Shares	714,300	1,080,520
Lentuo International, Inc. - ADR (a)	60,100	230,784
New Oriental Education & Technology Group, Inc. - ADR (a)	16,200	372,114
Sohu.com, Inc. (a)	4,700	226,540
Tencent Holdings Ltd.	42,300	877,391

		4,881,775

Colombia – 0.4%
Petrominerales Ltd.	78,700	1,547,113

Denmark – 0.3%
Carlsberg A/S, Class B	19,400	1,149,630

France – 2.9%
AXA SA	52,300	680,414
BNP Paribas SA	28,280	1,114,869
Danone SA	30,300	1,862,636
LVMH Moet Hennessy Louis Vuitton SA	12,300	1,623,600
Sanofi SA	27,700	1,822,013
Technip SA	18,900	1,514,208
Unibail-Rodamco SE	9,000	1,605,927

		10,223,667

Germany – 5.9%
Allianz SE	24,600	2,305,733
Bayerische Motoren Werke AG	22,600	1,492,980
Continental AG	18,500	1,067,817
Deutsche Bank AG	52,100	1,805,328
K+S AG	39,500	2,067,784
Kabel Deutschland Holding AG (a)	52,000	2,787,964
Merck KGaA	27,200	2,227,908
Metro AG	31,100	1,320,150
SAP AG - ADR	53,900	2,728,418
Siemens AG	14,000	1,259,582
Volkswagen AG, Preference Shares	11,460	1,512,353

		20,576,017

Hong Kong – 2.5%
AIA Group Ltd.	711,500	2,014,926
China Resources Enterprise Ltd.	357,500	1,189,223
China Unicom Hong Kong Ltd.	1,017,300	2,068,288
Hong Kong Exchanges and Clearing Ltd.	101,700	1,475,244
Wharf Holdings Ltd.	416,400	2,054,381

		8,802,062

Indonesia – 0.4%
Adaro Energy Tbk PT	6,520,300	1,255,367

Ireland – 1.2%
Accenture Plc, Class A	44,200	2,328,456
Shire Plc - ADR	19,600	1,841,028

		4,169,484

Italy – 0.6%
ENI SpA	61,000	1,073,153
Intesa Sanpaolo SpA	673,200	1,055,738

		2,128,891

Japan – 4.9%
Bridgestone Corp.	88,100	1,998,961
Daikin Industries Ltd.	58,100	1,664,119
Hino Motors Ltd.	301,800	1,795,638
Japan Tobacco, Inc.	525	2,455,718
Mitsubishi Chemical Holdings Corp.	258,700	1,754,447
ORIX Corp.	23,600	1,852,304
Softbank Corp.	78,200	2,288,137
Sumitomo Electric Industries Ltd.	127,800	1,500,934
Sumitomo Mitsui Financial Group, Inc.	67,000	1,887,764

		17,198,022

Luxembourg – 1.0%
ArcelorMittal	94,300	1,506,608
Subsea 7 SA	111,500	2,118,048

		3,624,656

Mexico – 0.8%
Fomento Economico Mexicano SAB de CV - ADR	25,200	1,633,464

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	JPY	Japanese Yen
	AUD	Australian Dollar	MXN	Mexican Peso
	CAD	Canadian Dollar	NOK	Norwegian Krone
	CHF	Swiss Franc	SEK	Swedish Krone
	DKK	Danish Krone	SGD	Singapore Dollar
	EUR	Euro	USD	US Dollar
	GBP	British Pound	ZAR	South African Rand
	HKD	Hong Kong Dollar

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Mexico (concluded)
Grupo Modelo SAB de CV, Series C	228,600	$1,291,973

		2,925,437

Netherlands – 4.1%
Aegon NV (a)	305,800	1,239,520
Akzo Nobel NV	41,300	1,822,460
ASML Holding NV	101,500	3,509,703
Corio NV	17,500	806,342
Royal Dutch Shell Plc, A Shares	161,500	4,980,200
Unilever NV	58,300	1,845,387

		14,203,612

Norway – 0.4%
DnB NOR ASA	144,400	1,439,115

Singapore – 0.8%
Avago Technologies Ltd.	53,200	1,743,364
Sakari Resources Ltd.	611,800	912,486

		2,655,850

South Africa – 0.4%
Naspers Ltd., N Shares	31,300	1,351,698

South Korea – 2.6%
Dongbu Insurance Co. Ltd.	67,400	2,905,856
Hyundai Mobis Co. Ltd.	4,700	1,331,211
Kia Motors Corp.	22,800	1,359,613
KT Corp. - ADR	109,000	1,611,020
Samsung Life Insurance Co. Ltd.	24,300	1,850,046

		9,057,746

Spain – 0.9%
Telefonica SA	164,100	3,144,934

Switzerland – 2.2%
Adecco SA	56,100	2,211,155
Julius Baer Group Ltd.	27,300	912,316
Roche Holding AG	11,800	1,905,843
Weatherford International Ltd. (a)	95,000	1,159,950
Xstrata Plc	119,800	1,512,803

		7,702,067

Taiwan – 0.9%
First Financial Holding Co. Ltd.	2,640,460	1,687,600
Nan Ya Plastic Corp.	707,000	1,518,130

		3,205,730

Thailand – 0.6%
Bangkok Bank Public Co. Ltd.	401,200	1,897,276

United Kingdom – 6.8%
Afren Plc (a)	632,000	792,858
Antofagasta Plc	74,400	1,062,334
Barclays Plc	723,200	1,773,552
BG Group Plc	93,500	1,789,468
Compass Group Plc	151,200	1,219,827
GlaxoSmithKline Plc	144,600	2,983,844
HSBC Holdings Plc	495,783	3,797,366
Inmarsat Plc	217,400	1,655,646
Kazakhmys Plc	62,100	758,617
National Grid Plc	243,500	2,413,583
Unilever Plc	63,200	1,979,693
Vodafone Group Plc - ADR	139,000	3,565,350

		23,792,138

United States – 48.8%
Allergan, Inc.	33,400	2,751,492
American Electric Power Co., Inc.	85,200	3,239,304
Ameriprise Financial, Inc.	33,500	1,318,560
Apple, Inc. (a)	10,900	4,154,862
Applied Materials, Inc.	262,100	2,712,735
AT&T Inc.	104,300	2,974,636
Baxter International, Inc.	32,700	1,835,778
Biogen Idec, Inc. (a)	18,400	1,713,960
Bristol-Myers Squibb Co.	86,300	2,708,094
Broadcom Corp., Class A	51,200	1,704,448
Celgene Corp. (a)	35,400	2,191,968
Citigroup, Inc.	41,760	1,069,891
Citrix Systems, Inc. (a)	26,200	1,428,686
The Clorox Co.	15,700	1,041,381
Comcast Corp., Class A	175,600	3,670,040
Comerica, Inc.	52,500	1,205,925
ConAgra Foods, Inc.	91,100	2,206,442
Costco Wholesale Corp.	34,300	2,816,716
Crown Holdings, Inc. (a)	56,500	1,729,465
Darden Restaurants, Inc.	46,600	1,992,150
Dominion Resources, Inc.	49,900	2,533,423
Dover Corp.	27,000	1,258,200
The Dow Chemical Co.	55,800	1,253,268
eBay, Inc. (a)	76,100	2,244,189
EMC Corp. (a)	89,600	1,880,704
Exelon Corp.	62,500	2,663,125
Exxon Mobil Corp.	92,100	6,689,223
F5 Networks, Inc. (a)	21,400	1,520,470
Federal Realty Investment Trust	26,800	2,208,588
FedEx Corp.	42,000	2,842,560
Freeport-McMoRan Copper & Gold, Inc.	41,800	1,272,810
General Electric Co.	205,900	3,137,916
Google, Inc., Class A (a)	9,400	4,835,172
H.J. Heinz Co.	60,000	3,028,800
Halliburton Co.	37,000	1,129,240
Henry Schein, Inc. (a)	28,600	1,773,486
Hewlett-Packard Co.	73,900	1,659,055
Huntsman Corp.	102,200	988,274
Informatica Corp. (a)	41,700	1,707,615
Johnson & Johnson	41,200	2,624,852
JPMorgan Chase & Co.	125,200	3,771,024
Kellogg Co.	48,400	2,574,396
KeyCorp	232,400	1,378,132
Kraft Foods, Inc., Class A	74,600	2,505,068
Las Vegas Sands Corp. (a)	52,500	2,012,850
Liberty Global, Inc., Class A (a)	78,300	2,832,894
Linear Technology Corp.	60,700	1,678,355
Marvell Technology Group Ltd. (a)	123,000	1,787,190
Medtronic, Inc.	36,900	1,226,556
MetLife, Inc.	69,600	1,949,496
Micron Technology, Inc. (a)	255,300	1,286,712
The NASDAQ OMX Group, Inc. (a)	78,600	1,818,804
National Oilwell Varco, Inc.	23,600	1,208,792
News Corp., Class A	155,300	2,402,491
NII Holdings, Inc. (a)	39,600	1,067,220
NIKE, Inc., Class B	27,900	2,385,729
Norfolk Southern Corp.	46,600	2,843,532
Occidental Petroleum Corp.	36,300	2,595,450
PepsiCo, Inc.	78,200	4,840,580
Pfizer, Inc.	178,600	3,157,648
PPL Corp.	123,100	3,513,274
The Procter & Gamble Co.	71,100	4,492,098
QLIK Technologies, Inc. (a)	69,900	1,514,034
QUALCOMM, Inc.	37,700	1,833,351

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Reynolds American, Inc.	89,200	$3,343,216
Rowan Cos., Inc. (a)	46,300	1,397,797
Schlumberger Ltd.	40,600	2,425,038
Sprint Nextel Corp. (a)	349,400	1,062,176
SPX Corp.	45,600	2,066,136
Stanley Black & Decker, Inc.	30,742	1,509,432
Stryker Corp.	22,500	1,060,425
Teradata Corp. (a)	40,000	2,141,200
Texas Instruments, Inc.	77,600	2,068,040
UnitedHealth Group, Inc.	25,800	1,189,896
Verizon Communications, Inc.	64,700	2,380,960
Whole Foods Market, Inc.	23,500	1,534,785

		170,572,280

Total Long-Term Investments (Cost — $378,328,157) – 97.2%		339,601,013

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (b)(c)	4,695,511	4,695,511

Total Short-Term Securities (Cost — $4,695,511) – 1.3%		4,695,511

Total Investments (Cost — $383,023,668*) – 98.5%		344,296,524
Other Assets Less Liabilities – 1.5%		5,123,730

Net Assets – 100.0%		$349,420,254

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$384,939,838

Gross unrealized appreciation	$19,422,823
Gross unrealized depreciation	(60,066,137)

Net unrealized depreciation	$(40,643,314)

(a)	Non-income producing security.
(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	808,786	3,886,725	4,695,511	$11	$2,368

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	361,870	HKD	2,820,000	UBS AG	10/03/11	$(253)
USD	1,079,978	CHF	979,000	Citibank, N.A.	10/04/11	(119)
USD	457,929	EUR	341,000	Citibank, N.A.	10/04/11	1,075
AUD	4,372,000	USD	4,622,922	Citibank, N.A.	10/07/11	(396,216)
AUD	976,000	USD	1,032,016	Citibank, N.A.	10/07/11	(88,451)
CAD	4,779,000	USD	4,956,379	Morgan Stanley Capital Services, Inc.	10/07/11	(396,636)
CAD	879,000	USD	929,232	Morgan Stanley Capital Services, Inc.	10/07/11	(90,560)
CAD	1,088,000	USD	1,128,383	Morgan Stanley Capital Services, Inc.	10/07/11	(90,299)
CAD	197,000	USD	208,258	Morgan Stanley Capital Services, Inc.	10/07/11	(20,296)
CAD	143,000	USD	145,377	Royal Bank of Scotland Plc	10/07/11	(8,938)
CHF	1,755,000	USD	2,080,037	Citibank, N.A.	10/07/11	(143,544)
CHF	467,000	USD	595,654	Citibank, N.A.	10/07/11	(80,359)
CHF	1,708,000	USD	1,921,614	Citibank, N.A.	10/07/11	(36,982)
CHF	373,000	USD	442,082	Citibank, N.A.	10/07/11	(30,508)
CHF	107,000	USD	136,478	Citibank, N.A.	10/07/11	(18,412)
CHF	1,731,000	USD	1,920,890	Citibank, N.A.	10/07/11	(10,879)
CHF	979,000	USD	1,080,039	Citibank, N.A.	10/07/11	58
CHF	885,000	USD	1,124,684	UBS AG	10/07/11	(148,161)
CHF	201,000	USD	255,437	UBS AG	10/07/11	(33,650)
DKK	1,467,000	USD	282,697	Deutsche Bank AG	10/07/11	(18,593)
DKK	340,000	USD	65,688	Deutsche Bank AG	10/07/11	(4,478)
EUR	1,475,000	USD	2,128,411	Citibank, N.A.	10/07/11	(152,389)
EUR	1,849,000	USD	2,619,772	Citibank, N.A.	10/07/11	(142,712)
EUR	1,192,000	USD	1,726,265	Citibank, N.A.	10/07/11	(129,372)
EUR	7,840,000	USD	10,605,246	Citibank, N.A.	10/07/11	(102,187)
EUR	426,000	USD	603,582	Citibank, N.A.	10/07/11	(32,880)
EUR	268,000	USD	388,120	Citibank, N.A.	10/07/11	(29,087)
EUR	280,000	USD	404,037	Citibank, N.A.	10/07/11	(28,928)
EUR	1,857,000	USD	2,509,336	Citibank, N.A.	10/07/11	(21,427)
EUR	167,000	USD	240,441	Citibank, N.A.	10/07/11	(16,716)
EUR	120,000	USD	168,773	Citibank, N.A.	10/07/11	(8,012)
EUR	341,000	USD	457,914	Citibank, N.A.	10/07/11	(1,061)
EUR	1,520,000	USD	2,124,044	Deutsche Bank AG	10/07/11	(87,736)

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	900,000	USD	1,292,296	Deutsche Bank AG	10/07/11	$(86,587)
EUR	1,000,000	USD	1,421,425	Deutsche Bank AG	10/07/11	(81,749)
EUR	250,000	USD	355,356	Deutsche Bank AG	10/07/11	(20,437)
EUR	210,000	USD	293,453	Deutsche Bank AG	10/07/11	(12,121)
EUR	1,613,000	USD	2,312,470	Morgan Stanley Capital Services, Inc.	10/07/11	(151,572)
EUR	370,000	USD	530,449	Morgan Stanley Capital Services, Inc.	10/07/11	(34,769)
EUR	712,000	USD	1,005,753	Royal Bank of Scotland Plc	10/07/11	(51,903)
EUR	137,000	USD	193,523	Royal Bank of Scotland Plc	10/07/11	(9,987)
EUR	100,000	USD	142,252	Royal Bank of Scotland Plc	10/07/11	(8,284)
EUR	69,000	USD	99,483	Royal Bank of Scotland Plc	10/07/11	(7,046)
EUR	885,000	USD	1,277,553	UBS AG	10/07/11	(91,940)
EUR	200,000	USD	288,713	UBS AG	10/07/11	(20,777)
EUR	350,000	USD	486,038	UBS AG	10/07/11	(17,151)
GBP	5,065,000	USD	8,327,113	Citibank, N.A.	10/07/11	(429,298)
GBP	1,175,000	USD	1,931,759	Citibank, N.A.	10/07/11	(99,591)
GBP	230,000	USD	374,341	Citibank, N.A.	10/07/11	(15,704)
GBP	182,000	USD	295,653	Citibank, N.A.	10/07/11	(11,862)
GBP	75,000	USD	121,835	Citibank, N.A.	10/07/11	(4,888)
GBP	53,000	USD	86,261	Citibank, N.A.	10/07/11	(3,619)
GBP	4,027,000	USD	6,477,260	Deutsche Bank AG	10/07/11	(197,991)
GBP	1,238,000	USD	2,029,469	Deutsche Bank AG	10/07/11	(99,066)
GBP	884,000	USD	1,421,877	Deutsche Bank AG	10/07/11	(43,463)
GBP	420,000	USD	690,944	Deutsche Bank AG	10/07/11	(36,041)
GBP	280,000	USD	459,008	Deutsche Bank AG	10/07/11	(22,406)
GBP	1,020,000	USD	1,669,434	Morgan Stanley Capital Services, Inc.	10/07/11	(78,956)
GBP	395,000	USD	646,497	Morgan Stanley Capital Services, Inc.	10/07/11	(30,576)
GBP	797,000	USD	1,312,065	Royal Bank of Scotland Plc	10/07/11	(69,309)
GBP	181,000	USD	297,972	Royal Bank of Scotland Plc	10/07/11	(15,740)
HKD	4,946,000	USD	634,306	Citibank, N.A.	10/07/11	878
HKD	1,526,000	USD	195,882	UBS AG	10/07/11	93
HKD	2,820,000	USD	361,890	UBS AG	10/07/11	265
HKD	9,231,000	USD	1,184,918	UBS AG	10/07/11	561
HKD	6,676,900	USD	855,809	UBS AG	10/07/11	1,663
JPY	215,310,000	USD	2,813,010	Citibank, N.A.	10/07/11	(21,215)
JPY	188,422,000	USD	2,460,685	Citibank, N.A.	10/07/11	(17,531)
JPY	210,600,000	USD	2,738,251	Citibank, N.A.	10/07/11	(7,529)
JPY	91,000,000	USD	1,186,053	Citibank, N.A.	10/07/11	(6,111)
JPY	44,359,000	USD	579,303	Citibank, N.A.	10/07/11	(4,127)
JPY	49,035,000	USD	637,560	Citibank, N.A.	10/07/11	(1,753)
JPY	20,000,000	USD	260,671	Citibank, N.A.	10/07/11	(1,343)
JPY	6,903,000	USD	90,006	Citibank, N.A.	10/07/11	(499)
JPY	1,586,000	USD	20,679	Citibank, N.A.	10/07/11	(115)
JPY	12,736,000	USD	161,450	Citibank, N.A.	10/07/11	3,690
JPY	52,458,000	USD	668,902	Citibank, N.A.	10/07/11	11,290
JPY	55,764,000	USD	706,902	Citibank, N.A.	10/07/11	16,156
JPY	241,707,000	USD	3,082,050	Citibank, N.A.	10/07/11	52,018
JPY	347,800,000	USD	4,549,944	Morgan Stanley Capital Services, Inc.	10/07/11	(40,232)
JPY	76,650,000	USD	1,002,741	Morgan Stanley Capital Services, Inc.	10/07/11	(8,867)
JPY	158,100,000	USD	2,054,928	Royal Bank of Scotland Plc	10/07/11	(4,941)
JPY	24,899,000	USD	326,049	Royal Bank of Scotland Plc	10/07/11	(3,198)
JPY	36,800,000	USD	478,313	Royal Bank of Scotland Plc	10/07/11	(1,150)
JPY	5,798,000	USD	75,810	Royal Bank of Scotland Plc	10/07/11	(631)
JPY	16,000,000	USD	206,672	Royal Bank of Scotland Plc	10/07/11	790
JPY	155,000,000	USD	2,019,960	UBS AG	10/07/11	(10,169)
JPY	34,000,000	USD	443,088	UBS AG	10/07/11	(2,231)
MXN	10,720,000	USD	873,802	Citibank, N.A.	10/07/11	(101,377)
MXN	2,465,000	USD	200,926	Citibank, N.A.	10/07/11	(23,311)
SEK	70,000	USD	11,001	Morgan Stanley Capital Services, Inc.	10/07/11	(803)
SEK	23,515,000	USD	3,620,639	Royal Bank of Scotland Plc	10/07/11	(194,760)
SEK	5,470,000	USD	842,224	Royal Bank of Scotland Plc	10/07/11	(45,305)
SGD	8,517,000	USD	6,873,204	Citibank, N.A.	10/07/11	(361,239)
SGD	2,678,136	USD	2,190,000	Citibank, N.A.	10/07/11	(142,314)
USD	3,561,700	AUD	3,660,000	Deutsche Bank AG	10/07/11	19,925
USD	339,997	AUD	320,000	Deutsche Bank AG	10/07/11	30,632
USD	1,753,110	AUD	1,650,000	Deutsche Bank AG	10/07/11	157,944
USD	131,741	AUD	124,000	UBS AG	10/07/11	11,862
USD	217,884	CAD	215,000	Citibank, N.A.	10/07/11	12,748
USD	881,672	CAD	870,000	Citibank, N.A.	10/07/11	51,587

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	19

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	187,375	CAD	185,000	Royal Bank of Scotland Plc	10/07/11	$10,863
USD	808,245	CAD	798,000	Royal Bank of Scotland Plc	10/07/11	46,856
USD	470,716	CHF	373,000	Citibank, N.A.	10/07/11	59,142
USD	2,214,763	CHF	1,755,000	Citibank, N.A.	10/07/11	278,270
USD	183,235	CHF	150,000	UBS AG	10/07/11	17,723
USD	102,172	DKK	535,000	Citibank, N.A.	10/07/11	5,856
USD	334,208	DKK	1,750,000	Citibank, N.A.	10/07/11	19,156
USD	191,553	EUR	140,000	Citibank, N.A.	10/07/11	3,998
USD	215,490	EUR	150,000	Citibank, N.A.	10/07/11	14,538
USD	223,531	EUR	156,000	Citibank, N.A.	10/07/11	14,541
USD	916,355	EUR	671,000	Citibank, N.A.	10/07/11	17,433
USD	796,074	EUR	565,000	Citibank, N.A.	10/07/11	39,157
USD	1,406,077	EUR	1,013,000	Citibank, N.A.	10/07/11	48,986
USD	768,042	EUR	532,000	Citibank, N.A.	10/07/11	55,334
USD	948,572	EUR	662,000	Citibank, N.A.	10/07/11	61,706
USD	4,048,113	EUR	2,970,000	Citibank, N.A.	10/07/11	69,276
USD	1,206,742	EUR	840,000	Citibank, N.A.	10/07/11	81,415
USD	1,933,713	EUR	1,345,000	Citibank, N.A.	10/07/11	131,849
USD	2,183,820	EUR	1,525,000	Citibank, N.A.	10/07/11	140,814
USD	3,437,912	EUR	2,440,000	Citibank, N.A.	10/07/11	169,102
USD	8,317,124	EUR	5,785,000	Citibank, N.A.	10/07/11	567,099
USD	9,487,087	EUR	6,625,000	Citibank, N.A.	10/07/11	611,734
USD	108,394	EUR	78,000	Citibank, N.A.	10/07/11	3,900
USD	150,540	EUR	104,000	Deutsche Bank AG	10/07/11	11,213
USD	199,712	EUR	140,000	Deutsche Bank AG	10/07/11	12,157
USD	665,849	EUR	460,000	Deutsche Bank AG	10/07/11	49,598
USD	703,844	EUR	518,000	Morgan Stanley Capital Services, Inc.	10/07/11	9,892
USD	2,339,306	EUR	1,619,000	Morgan Stanley Capital Services, Inc.	10/07/11	170,371
USD	10,846,926	EUR	7,507,000	Morgan Stanley Capital Services, Inc.	10/07/11	789,979
USD	770,093	GBP	497,500	Citibank, N.A.	10/07/11	(5,655)
USD	131,907	GBP	81,000	Citibank, N.A.	10/07/11	5,604
USD	177,227	GBP	108,000	Citibank, N.A.	10/07/11	8,824
USD	212,936	GBP	130,000	Citibank, N.A.	10/07/11	10,228
USD	1,002,710	GBP	635,000	Citibank, N.A.	10/07/11	12,560
USD	329,180	GBP	201,000	Citibank, N.A.	10/07/11	15,762
USD	561,824	GBP	345,000	Citibank, N.A.	10/07/11	23,868
USD	759,780	GBP	463,000	Citibank, N.A.	10/07/11	37,828
USD	868,124	GBP	530,000	Citibank, N.A.	10/07/11	41,699
USD	1,401,881	GBP	856,000	Citibank, N.A.	10/07/11	67,127
USD	1,335,079	GBP	869,000	Royal Bank of Scotland Plc	10/07/11	(19,945)
USD	2,150,045	GBP	1,390,000	Royal Bank of Scotland Plc	10/07/11	(17,371)
USD	498,492	GBP	316,000	Royal Bank of Scotland Plc	10/07/11	5,755
USD	2,769,131	HKD	21,610,000	Citibank, N.A.	10/07/11	(6,105)
USD	500,391	HKD	3,905,000	Citibank, N.A.	10/07/11	(1,103)
USD	1,527,432	HKD	11,896,000	Citibank, N.A.	10/07/11	(297)
USD	356,692	HKD	2,778,000	Citibank, N.A.	10/07/11	(69)
USD	377,741	HKD	2,943,000	UBS AG	10/07/11	(210)
USD	8,270,537	JPY	669,892,000	Citibank, N.A.	10/07/11	(415,547)
USD	1,712,944	JPY	138,744,000	Citibank, N.A.	10/07/11	(86,066)
USD	319,284	JPY	25,586,000	Citibank, N.A.	10/07/11	(12,474)
USD	76,346	JPY	6,118,000	Citibank, N.A.	10/07/11	(2,983)
USD	109,698	JPY	8,655,000	Citibank, N.A.	10/07/11	(2,526)
USD	34,049	JPY	2,763,000	Citibank, N.A.	10/07/11	(1,777)
USD	6,864	JPY	557,000	Citibank, N.A.	10/07/11	(358)
USD	429,361	JPY	32,944,000	Citibank, N.A.	10/07/11	2,197
USD	536,903	JPY	42,595,000	Royal Bank of Scotland Plc	10/07/11	(15,400)
USD	122,204	JPY	9,695,000	Royal Bank of Scotland Plc	10/07/11	(3,505)
USD	536,393	NOK	2,950,000	Citibank, N.A.	10/07/11	34,024
USD	2,381,948	NOK	13,100,000	Citibank, N.A.	10/07/11	151,088
USD	3,625,000	SGD	4,747,728	Citibank, N.A.	10/07/11	(5,084)
USD	3,525,000	SGD	4,591,524	Morgan Stanley Capital Services, Inc.	10/07/11	14,349
USD	29,902	SGD	36,000	Royal Bank of Scotland Plc	10/07/11	2,376
USD	211,725	SGD	255,000	Royal Bank of Scotland Plc	10/07/11	16,753
USD	34,842	ZAR	245,000	Deutsche Bank AG	10/07/11	4,532

Total						$(1,380,133)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio

financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	–	$4,492,626	–	$4,492,626
Austria	–	311,148	–	311,148
Belgium	–	3,312,130	–	3,312,130
Brazil	$4,918,801	–	–	4,918,801
Canada	9,061,741	–	–	9,061,741
China	829,438	4,052,337	–	4,881,775
Colombia	1,547,113	–	–	1,547,113
Denmark	–	1,149,630	–	1,149,630
France	3,401,210	6,822,457	–	10,223,667
Germany	2,728,418	17,847,599	–	20,576,017
Hong Kong	1,189,223	7,612,839	–	8,802,062
Indonesia	–	1,255,367	–	1,255,367
Ireland	4,169,484	–	–	4,169,484
Italy	1,073,153	1,055,738	–	2,128,891
Japan	–	17,198,022	–	17,198,022
Luxembourg	–	3,624,656	–	3,624,656
Mexico	2,925,437	–	–	2,925,437
Netherlands	–	14,203,612	–	14,203,612
Norway	–	1,439,115	–	1,439,115
Singapore	1,743,364	912,486	–	2,655,850
South Africa	–	1,351,698	–	1,351,698
South Korea	1,611,020	7,446,726	–	9,057,746
Spain	–	3,144,934	–	3,144,934
Switzerland	5,276,948	2,425,119	–	7,702,067
Taiwan	–	3,205,730	–	3,205,730
Thailand	–	1,897,276	–	1,897,276
United Kingdom	14,418,189	9,373,949	–	23,792,138
United States	170,572,280	–	–	170,572,280
Short-Term Securities	4,695,511	–	–	4,695,511

Total	$230,161,330	$114,135,194	–	$344,296,524

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$21,058	$4,318,709	–	$4,339,767
Liabilities:
Foreign currency exchange contracts	(384,099)	(5,335,801)	–	(5,719,900)

Total	$(363,041)	$(1,017,092)	–	$(1,380,133)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	21

Schedule of Investments September 30, 2011	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology – 16.2%
3SBio, Inc. - ADR (a)	467,000	$5,571,310
Achillion Pharmaceuticals, Inc. (a)(b)	225,400	1,063,888
Acorda Therapeutics, Inc. (a)	621,700	12,409,132
Alexion Pharmaceuticals, Inc. (a)	391,724	25,093,839
Amgen, Inc.	619,510	34,042,075
ARIAD Pharmaceuticals, Inc. (a)	238,400	2,095,536
Biogen Idec, Inc. (a)	379,200	35,322,480
BioMarin Pharmaceutical, Inc. (a)	378,900	12,075,543
Celgene Corp. (a)	805,100	49,851,792
Cubist Pharmaceuticals, Inc. (a)	271,900	9,603,508
Gilead Sciences, Inc. (a)	833,800	32,351,440
Incyte Corp. Ltd. (a)	151,700	2,119,249
Ironwood Pharmaceuticals, Inc. (a)	372,400	4,021,920
Momenta Pharmaceuticals, Inc. (a)	386,600	4,445,900
NPS Pharmaceuticals, Inc. (a)	585,800	3,813,558
Rigel Pharmaceuticals, Inc. (a)	151,100	1,112,096
Synta Pharmaceuticals Corp. (a)(b)	837,300	2,721,225
United Therapeutics Corp. (a)	115,500	4,330,095
Vertex Pharmaceuticals, Inc. (a)	326,541	14,544,136

		256,588,722

Diversified Consumer Services – 0.2%
Stewart Enterprises, Inc., Class A	563,300	3,351,635

Health Care Equipment & Supplies – 19.6%
Baxter International, Inc.	742,700	41,695,178
Boston Scientific Corp. (a)	1,500,100	8,865,591
C.R. Bard, Inc.	116,500	10,198,410
China Kanghui Holdings, Inc. - ADR (a)(b)	64,120	1,250,340
The Cooper Cos., Inc.	488,700	38,680,605
Covidien Plc	699,000	30,825,900
DENTSPLY International, Inc.	426,400	13,086,216
DiaSorin SpA (b)	162,600	6,002,056
Hologic, Inc. (a)	1,530,900	23,284,989
Integra LifeSciences Holdings Corp. (a)	254,700	9,110,619
Invacare Corp.	168,000	3,870,720
Medtronic, Inc.	1,246,100	41,420,364
Natus Medical, Inc. (a)	204,900	1,948,599
Sirona Dental Systems, Inc. (a)	94,800	4,020,468
Smith & Nephew Plc	439,300	3,951,691
St. Jude Medical, Inc.	645,100	23,346,169
Stryker Corp.	359,400	16,938,522
Thoratec Corp. (a)	83,300	2,718,912
Wright Medical Group, Inc. (a)	459,500	8,215,860
Zimmer Holdings, Inc. (a)(b)	404,900	21,662,150

		311,093,359

Health Care Providers & Services – 21.5%
Aetna, Inc.	1,433,000	52,089,550
AmerisourceBergen Corp.	850,700	31,705,589
Cardinal Health, Inc.	1,127,100	47,202,948
CIGNA Corp.	241,900	10,145,286
DaVita, Inc. (a)(b)	127,730	8,004,839
Fresenius Medical Care AG & Co. KGaA	115,000	7,801,481
Henry Schein, Inc. (a)	637,100	39,506,571
Humana, Inc.	113,300	8,240,309
Laboratory Corp. of America Holdings (a)(b)	165,500	13,082,775
McKesson Corp.	380,300	27,647,810
Medco Health Solutions, Inc. (a)	499,050	23,400,455
Tenet Healthcare Corp. (a)	684,300	2,826,159
UnitedHealth Group, Inc.	1,248,600	57,585,432
WellPoint, Inc.	174,533	11,393,514

		340,632,718

Life Sciences Tools & Services – 3.3%
Agilent Technologies, Inc. (a)	346,000	10,812,500
Life Technologies Corp. (a)	553,300	21,263,319
Mettler-Toledo International, Inc. (a)	78,904	11,043,404
ShangPharma Corp. - ADR (a)	197,300	1,645,482
Thermo Fisher Scientific, Inc. (a)	155,500	7,874,520

		52,639,225

Machinery – 0.4%
Pall Corp.	138,600	5,876,640

Personal Products – 0.0%
Synutra International, Inc. (a)(b)	44,880	238,762

Pharmaceuticals – 33.6%
Abbott Laboratories	538,500	27,538,890
Allergan, Inc.	701,800	57,814,284
Auxilium Pharmaceuticals, Inc. (a)	261,300	3,916,887
Bristol-Myers Squibb Co.	1,467,500	46,050,150
Elan Corp. Plc - ADR (a)	1,447,700	15,244,281
Eli Lilly & Co.	342,700	12,669,619
GlaxoSmithKline Plc	1,532,500	31,623,384
GlaxoSmithKline Plc - ADR	207,500	8,567,675
Johnson & Johnson	1,034,200	65,888,882
Medicis Pharmaceutical Corp., Class A	353,200	12,884,736
Merck & Co., Inc.	1,239,600	40,547,316
Merck KGaA	139,300	11,409,840
Mylan, Inc. (a)	515,300	8,760,100
Pfizer, Inc.	3,743,040	66,176,947
Roche Holding AG	214,400	34,628,201
Sanofi SA	370,500	24,370,242
Shire Plc - ADR	210,700	19,791,051
Teva Pharmaceutical Industries Ltd. - ADR	648,345	24,131,401
Watson Pharmaceuticals, Inc. (a)	287,700	19,635,525

		531,649,411

Total Long-Term Investments (Cost — $1,436,940,757) – 94.8%		1,502,070,472

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	114,422,161	114,422,161

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.16% (c)(d)(e)	$27,098	27,098,498

Total Short-Term Securities (Cost — $141,520,659) – 8.9%		141,520,659

Total Investments (Cost — $1,578,461,416*) – 103.7%		1,643,591,131
Liabilities in Excess of Other Assets – (3.7)%		(59,160,193)

Net Assets – 100.0%		$1,584,430,938

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,590,426,177

Gross unrealized appreciation	$121,073,752
Gross unrealized depreciation	(67,908,798)

Net unrealized appreciation	$53,164,954

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest held at September 30, 2010	Net Activity	Shares/ Beneficial Interest held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,455,464	104,966,697	114,422,161	$748	$72,589
BlackRock Liquidity Series, LLC Money Market Series	$38,485,200	$(11,386,702)	$27,098,498	–	$141,563

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,064,000	USD	4,149,888	Citibank, N.A.	10/03/11	$(44,905)
EUR	901,000	USD	1,216,449	Deutsche Bank AG	10/04/11	(9,338)
CHF	927,000	USD	1,024,888	Citibank, N.A.	10/05/11	(2,161)
EUR	538,000	USD	722,638	Deutsche Bank AG	10/05/11	(1,855)
GBP	4,139,000	USD	6,471,670	Citibank, N.A.	10/05/11	(17,289)
CHF	2,748,000	USD	3,419,067	Citibank, N.A.	10/07/11	(386,883)
CHF	2,086,000	USD	2,660,674	Citibank, N.A.	10/07/11	(358,950)
CHF	4,947,000	USD	5,565,706	Citibank, N.A.	10/07/11	(107,113)
CHF	303,000	USD	386,474	Citibank, N.A.	10/07/11	(52,139)
CHF	195,000	USD	257,254	Citibank, N.A.	10/07/11	(42,088)
CHF	325,000	USD	423,894	Deutsche Bank AG	10/07/11	(65,284)
CHF	205,000	USD	269,776	Deutsche Bank AG	10/07/11	(43,576)
CHF	4,514,000	USD	5,782,361	Royal Bank of Scotland Plc	10/07/11	(801,546)
DKK	7,115,000	USD	1,358,796	Citibank, N.A.	10/07/11	(77,882)
DKK	1,881,000	USD	342,742	Citibank, N.A.	10/07/11	(4,105)
DKK	4,627,000	USD	893,426	Deutsche Bank AG	10/07/11	(60,428)
DKK	1,130,000	USD	218,191	Deutsche Bank AG	10/07/11	(14,758)
DKK	7,722,000	USD	1,440,567	Royal Bank of Scotland Plc	10/07/11	(50,376)
DKK	1,470,000	USD	278,752	Royal Bank of Scotland Plc	10/07/11	(14,108)
EUR	5,630,000	USD	8,166,974	Citibank, N.A.	10/07/11	(624,598)
EUR	4,874,000	USD	6,905,771	Citibank, N.A.	10/07/11	(376,190)
EUR	4,500,000	USD	6,359,090	Citibank, N.A.	10/07/11	(330,548)
EUR	2,595,000	USD	3,744,559	Citibank, N.A.	10/07/11	(268,100)
EUR	1,100,000	USD	1,595,679	Citibank, N.A.	10/07/11	(122,035)
EUR	1,148,000	USD	1,641,430	Citibank, N.A.	10/07/11	(103,482)
EUR	965,000	USD	1,357,219	Citibank, N.A.	10/07/11	(64,432)
EUR	720,000	USD	1,022,294	Citibank, N.A.	10/07/11	(57,728)
EUR	738,000	USD	1,045,642	Citibank, N.A.	10/07/11	(56,961)
EUR	400,000	USD	565,252	Citibank, N.A.	10/07/11	(29,382)
EUR	185,000	USD	266,707	Citibank, N.A.	10/07/11	(18,867)
EUR	205,000	USD	292,096	Citibank, N.A.	10/07/11	(17,462)
EUR	100,000	USD	143,588	Deutsche Bank AG	10/07/11	(9,621)
EUR	6,200,000	USD	8,819,624	Royal Bank of Scotland Plc	10/07/11	(513,633)
EUR	1,357,000	USD	1,958,915	UBS AG	10/07/11	(140,975)
EUR	165,000	USD	238,188	UBS AG	10/07/11	(17,141)
GBP	95,000	USD	153,251	Citibank, N.A.	10/07/11	(5,118)
GBP	661,000	USD	1,088,175	Royal Bank of Scotland Plc	10/07/11	(57,483)
GBP	246,000	USD	404,979	Royal Bank of Scotland Plc	10/07/11	(21,393)
GBP	165,000	USD	270,314	Royal Bank of Scotland Plc	10/07/11	(13,031)
HKD	29,620,000	USD	3,803,561	Citibank, N.A.	10/07/11	350
USD	317,063	CHF	287,000	Citibank, N.A.	10/07/11	383
USD	1,024,924	CHF	927,000	Citibank, N.A.	10/07/11	2,197
USD	145,127	CHF	115,000	Citibank, N.A.	10/07/11	18,234
USD	311,835	CHF	261,000	Citibank, N.A.	10/07/11	23,844
USD	16,309,475	CHF	14,625,000	Citibank, N.A.	10/07/11	172,034
USD	3,933,024	CHF	3,300,000	Citibank, N.A.	10/07/11	291,755
USD	2,637,524	CHF	2,090,000	Citibank, N.A.	10/07/11	331,387
USD	25,560,548	CHF	21,573,000	Citibank, N.A.	10/07/11	1,756,580
USD	135,483	CHF	109,000	Deutsche Bank AG	10/07/11	15,211
USD	863,861	CHF	695,000	Deutsche Bank AG	10/07/11	96,987
USD	36,202	CHF	29,000	UBS AG	10/07/11	4,203
USD	3,612,718	CHF	2,894,000	UBS AG	10/07/11	419,435
USD	785,289	DKK	4,100,000	Deutsche Bank AG	10/07/11	47,166
USD	3,537,489	DKK	18,285,000	Deutsche Bank AG	10/07/11	245,641
USD	60,974	EUR	43,000	Citibank, N.A.	10/07/11	3,368
USD	86,196	EUR	60,000	Citibank, N.A.	10/07/11	5,815
USD	212,600	EUR	150,000	Citibank, N.A.	10/07/11	11,648
USD	4,149,615	EUR	3,064,000	Citibank, N.A.	10/07/11	44,848
USD	829,458	EUR	575,000	Citibank, N.A.	10/07/11	59,144
USD	8,503,992	EUR	6,000,000	Citibank, N.A.	10/07/11	465,937
See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	23

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	722,624	EUR	538,000	Deutsche Bank AG	10/07/11	$1,841
USD	47,767	EUR	33,000	Deutsche Bank AG	10/07/11	3,558
USD	1,216,409	EUR	901,000	Deutsche Bank AG	10/07/11	9,297
USD	457,409	EUR	316,000	Deutsche Bank AG	10/07/11	34,072
USD	664,051	EUR	466,000	Deutsche Bank AG	10/07/11	39,762
USD	1,208,520	EUR	845,000	Deutsche Bank AG	10/07/11	76,494
USD	6,229,956	EUR	4,356,000	Deutsche Bank AG	10/07/11	394,327
USD	8,540,571	EUR	5,980,000	Deutsche Bank AG	10/07/11	529,309
USD	62,921,409	EUR	43,547,000	Morgan Stanley Capital Services, Inc.	10/07/11	4,582,542
USD	59,798	GBP	37,000	Citibank, N.A.	10/07/11	2,105
USD	171,600	GBP	107,000	Citibank, N.A.	10/07/11	4,756
USD	280,098	GBP	172,000	Citibank, N.A.	10/07/11	11,900
USD	416,973	GBP	258,000	Citibank, N.A.	10/07/11	14,676
USD	6,471,533	GBP	4,139,000	Citibank, N.A.	10/07/11	17,152
USD	8,245,455	GBP	5,256,000	Citibank, N.A.	10/07/11	49,816
USD	2,213,736	GBP	1,385,000	Citibank, N.A.	10/07/11	54,116
USD	7,415,185	GBP	4,695,500	Citibank, N.A.	10/07/11	93,529
USD	2,354,776	GBP	1,446,000	Citibank, N.A.	10/07/11	100,040
USD	8,829,133	GBP	5,488,000	Citibank, N.A.	10/07/11	271,738
USD	1,912,507	HKD	14,925,000	Citibank, N.A.	10/07/11	(4,217)
USD	1,651,408	HKD	12,843,000	Citibank, N.A.	10/07/11	2,062

Total						$5,302,078

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$256,588,722	–	–	$256,588,722
Diversified Consumer Services	3,351,635	–	–	3,351,635
Health Care Equipment & Supplies	305,091,303	$6,002,056	–	311,093,359
Health Care Providers & Services	332,831,237	7,801,481	–	340,632,718
Life Sciences Tools & Services	52,639,225	–	–	52,639,225
Machinery	5,876,640	–	–	5,876,640
Personal Products	238,762	–	–	238,762
Pharmaceuticals	495,869,329	35,780,082	–	531,649,411
Short-Term Securities	114,422,161	27,098,498	–	141,520,659

Total	$1,566,909,014	$76,682,117	–	$1,643,591,131

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$30,487	$10,278,772	–	$10,309,259
Liabilities:
Foreign currency exchange contracts	(75,548)	(4,931,633)	–	(5,007,181)

Total	$(45,061)	$5,347,139	–	$5,302,078

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 2.4%
Australia & New Zealand Banking Group Ltd.	730,600	$13,560,781
BHP Billiton Ltd.	287,200	9,509,303
Newcrest Mining Ltd.	579,100	19,087,766

		42,157,850

Austria – 0.1%
Erste Group Bank AG	63,825	1,627,786

Belgium – 1.1%
Anheuser-Busch InBev NV	368,700	19,570,229

Bermuda – 0.6%
Seadrill Ltd.	391,400	10,809,013

Brazil – 2.7%
Banco Bradesco SA, Preference Shares	1,485,400	21,764,537
BM&FBovespa SA	1,988,400	9,168,689
Cia Energetica de Minas Gerais - ADR	575,425	8,539,307
Tractebel Energia SA	560,200	7,734,499

		47,207,032

Canada – 5.7%
Canadian National Railway Co.	281,300	18,798,968
Enbridge, Inc.	249,900	7,977,054
First Quantum Minerals Ltd.	757,000	10,077,441
Gildan Activewear, Inc.	225,300	5,848,039
Manulife Financial Corp.	721,600	8,222,067
Quadra FNX Mining Ltd. (a)	457,100	3,973,834
Royal Bank of Canada	193,500	8,874,520
Suncor Energy, Inc.	374,400	9,560,973
The Toronto-Dominion Bank	135,500	9,644,952
TransCanada Corp.	185,000	7,510,163
Trican Well Service Ltd. (b)	565,200	8,014,956

		98,502,967

China – 1.9%
China Construction Bank Corp., H Shares	26,177,800	15,833,273
China Merchants Bank Co. Ltd., H Shares	5,064,900	7,661,659
Lentuo International, Inc. - ADR (a)(b)	301,000	1,155,840
New Oriental Education & Technology Group, Inc. - ADR (a)(b)	76,401	1,754,931
Sohu.com, Inc. (a)	26,514	1,277,975
Tencent Holdings Ltd.	209,700	4,349,620

		32,033,298

Colombia – 0.5%
Petrominerales Ltd.	390,200	7,670,694

Denmark – 0.4%
Carlsberg A/S, Class B	117,100	6,939,260

France – 5.4%
AXA SA	406,727	5,291,452
BNP Paribas SA	151,170	5,959,502
Danone SA	370,100	22,751,205
GDF Suez	367,600	10,921,983
LVMH Moet Hennessy Louis Vuitton SA	62,800	8,289,602
Sanofi SA	216,100	14,214,330
Société Generale SA	269,300	7,049,659
Technip SA	134,500	10,775,713
Unibail-Rodamco SE	46,800	8,350,819

		93,604,265

Germany – 8.5%
Adidas AG	162,305	9,877,201
Allianz SE	155,400	14,565,485
Bayerische Motoren Werke AG	140,300	9,268,367
Continental AG	119,700	6,909,063
Deutsche Bank AG	296,600	10,277,551
Gerry Weber International AG	358,688	10,205,911
Infineon Technologies AG	1,191,200	8,789,357
K+S AG	216,700	11,344,020
Kabel Deutschland Holding AG (a)	274,200	14,701,147
Merck KGaA	147,500	12,081,489
Metro AG	162,700	6,906,381
SAP AG - ADR	270,900	13,712,958
Siemens AG	66,400	5,974,020
Volkswagen AG, Preference Shares	98,748	13,031,575

		147,644,525

Gibraltar – 0.1%
Bwin.Party Digital Entertainment Plc	788,075	1,505,102

Hong Kong – 4.3%
AIA Group Ltd.	3,534,000	10,008,079
China Merchants Holdings International Co. Ltd.	3,013,900	8,080,916
China Mobile Ltd.	829,100	8,104,702
China Resources Enterprise Ltd.	2,374,500	7,898,771
China Unicom Hong Kong Ltd.	5,020,900	10,208,066
Hong Kong Exchanges and Clearing Ltd. (b)	499,100	7,239,864
Melco Crown Entertainment Ltd. - ADR (a)	723,400	6,011,454
New World Development Ltd.	4,696,200	4,490,415
REXLot Holdings Ltd.	40,096,100	2,383,389
Wharf Holdings Ltd.	2,122,000	10,469,253

		74,894,909

India – 0.7%
HDFC Bank Ltd.	1,245,500	11,861,042

Indonesia – 0.4%
Adaro Energy Tbk PT	35,183,200	6,773,896

Ireland – 1.5%
Covidien Plc (c)	189,700	8,365,770
Shire Plc - ADR	129,500	12,163,935
WPP Plc	552,800	5,120,335

		25,650,040

Israel – 0.4%
Teva Pharmaceutical Industries Ltd. - ADR	189,000	7,034,580

Italy – 1.6%
ENI SpA	652,000	11,470,427
Intesa Sanpaolo SpA	3,829,200	6,005,099
Saipem SpA	264,800	9,293,757

		26,769,283

Japan – 12.7%
Bridgestone Corp.	720,000	16,336,570
Canon, Inc.	189,800	8,618,068
The Chiba Bank Ltd.	1,892,000	13,122,806
Daikin Industries Ltd.	309,100	8,853,344
Daiwa Office Investment Corp.	1,369	3,540,998
IHI Corp.	6,510,000	14,352,123
Japan Prime Realty Investment Corp.	1,770	4,545,052
Japan Tobacco, Inc.	5,270	24,650,735
JGC Corp.	477,000	11,664,689
Kubota Corp.	1,345,100	10,969,375
Mitsubishi Chemical Holdings Corp.	1,360,300	9,225,255
Mitsui Fudosan Co. Ltd.	586,300	9,261,895
ORIX Corp.	118,000	9,261,520
Softbank Corp.	388,300	11,361,682
Sumitomo Electric Industries Ltd.	706,600	8,298,591

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	25

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Sumitomo Mitsui Financial Group, Inc.	330,300	$9,306,396
Teijin Ltd.	2,101,100	7,553,334
Toray Industries, Inc.	1,688,500	11,824,806
Yamato Holdings Co. Ltd.	548,600	10,001,675
Zeon Corp.	1,780,600	16,366,041

		219,114,955

Luxembourg – 1.0%
ArcelorMittal	469,200	7,496,296
Subsea 7 SA	526,600	10,003,264

		17,499,560

Mexico – 1.1%
Fomento Economico Mexicano SAB de CV - ADR	199,200	12,912,144
Grupo Modelo SAB de CV, Series C	1,209,500	6,835,703

		19,747,847

Netherlands – 7.3%
Aegon NV (a)	1,848,600	7,493,055
ASML Holding NV	549,000	18,983,514
Corio NV	34,539	1,591,443
Koninklijke DSM NV	252,800	10,991,359
Koninklijke KPN NV	591,900	7,795,912
Randstad Holding NV	345,500	11,014,754
Royal Dutch Shell Plc, A Shares	1,480,000	45,638,988
Unilever NV	658,600	20,846,857
Wereldhave NV	16,200	1,139,296

		125,495,178

Norway – 1.1%
Aker Solutions ASA	558,200	5,347,191
DnB NOR ASA	730,300	7,278,293
Storebrand ASA	1,267,000	6,376,961

		19,002,445

Singapore – 2.0%
Avago Technologies Ltd.	260,300	8,530,031
Sakari Resources Ltd.	6,385,600	9,523,977
Singapore Telecommunications Ltd.	6,724,800	16,210,331

		34,264,339

South Africa – 0.9%
MTN Group Ltd.	529,900	8,656,809
Naspers Ltd., N Shares	165,600	7,151,473

		15,808,282

South Korea – 3.4%
Hyundai Marine & Fire Insurance Co. Ltd.	602,600	14,774,015
Hyundai Mobis Co. Ltd.	23,200	6,571,085
Kia Motors Corp.	180,500	10,763,604
KT Corp. - ADR (b)	565,700	8,361,046
Samsung Electronics Co. Ltd.	12,600	8,798,031
Samsung Life Insurance Co. Ltd.	125,600	9,562,379

		58,830,160

Spain – 1.1%
Telefonica SA	1,013,600	19,425,384

Switzerland – 6.1%
Adecco SA	199,200	7,851,374
Cie Financiere Richemont SA, Class A	188,700	8,405,709
Julius Baer Group Ltd.	320,500	10,710,523
Nestle SA	509,700	28,060,363
Roche Holding AG	72,100	11,645,025
Swiss Re AG	284,300	13,336,756
TE Connectivity Ltd.	279,900	7,876,386
Temenos Group AG (a)	488,100	6,591,805
Xstrata Plc	852,470	10,764,770

		105,242,711

Taiwan – 2.0%
Catcher Technology Co. Ltd.	1,144,200	6,551,013
Chunghwa Telecom Co. Ltd. - ADR	344,567	11,370,711
Mega Financial Holding Co. Ltd.	14,414,946	9,898,504
United Microelectronics Corp.	17,937,000	6,614,562

		34,434,790

Thailand – 0.6%
Bangkok Bank Public Co. Ltd.	2,153,200	9,700,236

United Kingdom – 15.5%
Aegis Group Plc	3,025,200	5,827,994
Antofagasta Plc	567,300	8,100,295
ARM Holdings Plc	1,091,800	9,336,715
Associated British Foods Plc	1,008,500	17,361,721
Barclays Plc	4,041,200	9,910,506
Barratt Developments Plc (a)	467,962	566,461
Bellway Plc	196,942	1,897,209
BG Group Plc	749,900	14,352,106
Britvic Plc	1,891,800	9,228,448
Compass Group Plc	732,600	5,910,352
Cookson Group Plc	234,376	1,563,585
GlaxoSmithKline Plc	1,039,000	21,439,932
HSBC Holdings Plc	3,727,799	28,552,442
Imperial Tobacco Group Plc	782,100	26,394,092
Inchcape Plc	1,421,920	6,141,686
International Consolidated Airlines Group SA (a)	4,884,500	11,536,646
Kazakhmys Plc	452,184	5,523,905
National Grid Plc	1,596,600	15,825,570
Persimmon Plc	224,270	1,578,104
Rexam Plc	2,033,100	9,776,653
Scottish & Southern Energy Plc	719,000	14,428,318
Taylor Wimpey Plc (a)	3,365,206	1,820,083
Unilever Plc	435,400	13,638,579
Vodafone Group Plc	4,556,500	11,743,427
Vodafone Group Plc - ADR	618,500	15,864,525

		268,319,354

United States – 0.4%
NII Holdings, Inc. (a)	255,200	6,877,640

Total Long-Term Investments (Cost — $1,812,654,758) – 93.5%		1,616,018,652

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (d)(e)	71,355,791	$71,355,791

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.16% (d)(e)(f)	$7,202	7,202,388

Total Short-Term Securities (Cost — $78,558,179) – 4.5%		78,558,179

Total Investments (Cost — $1,891,212,937*) – 98.0%		1,694,576,831
Other Assets Less Liabilities – 2.0%		34,214,457

Net Assets – 100.0%		$1,728,791,288

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,894,689,141

Gross unrealized appreciation	$96,499,471
Gross unrealized depreciation	(296,611,781)

Net unrealized depreciation	$(200,112,310)

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,486,655	68,869,136	71,355,791	$599	$94,764
BlackRock Liquidity Series, LLC Money Market Series	$17,219,600	$(10,017,212)	$7,202,388	–	$22,560

(e)	Represents the current yield as of report date.
(f)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,596,801	CHF	9,606,000	Citibank, N.A.	10/04/11	$(1,169)
USD	2,411,849	EUR	1,796,000	Citibank, N.A.	10/04/11	5,664
AUD	45,066,000	USD	47,652,473	Citibank, N.A.	10/07/11	(4,084,142)
AUD	190,000	USD	202,470	Deutsche Bank AG	10/07/11	(18,784)
CAD	4,350,000	USD	4,275,857	Citibank, N.A.	10/07/11	(125,432)
CAD	60,681,000	USD	62,933,255	Morgan Stanley Capital Services, Inc.	10/07/11	(5,036,261)
CAD	5,276,000	USD	5,577,509	Morgan Stanley Capital Services, Inc.	10/07/11	(543,569)
CHF	41,994,000	USD	49,771,551	Citibank, N.A.	10/07/11	(3,434,751)
CHF	3,850,000	USD	4,983,935	Citibank, N.A.	10/07/11	(735,788)
CHF	8,687,000	USD	9,773,457	Citibank, N.A.	10/07/11	(188,092)
CHF	26,585,000	USD	29,501,357	Citibank, N.A.	10/07/11	(167,074)
CHF	9,606,000	USD	10,597,398	Citibank, N.A.	10/07/11	573
DKK	2,179,000	USD	420,743	Deutsche Bank AG	10/07/11	(28,457)
DKK	56,860,000	USD	10,607,439	Royal Bank of Scotland Plc	10/07/11	(370,935)
EUR	12,072,000	USD	17,104,322	Citibank, N.A.	10/07/11	(931,754)
EUR	9,000,000	USD	12,986,910	Citibank, N.A.	10/07/11	(929,827)
EUR	71,325,000	USD	96,482,041	Citibank, N.A.	10/07/11	(929,658)
EUR	7,228,000	USD	10,467,655	Citibank, N.A.	10/07/11	(784,477)
EUR	4,110,000	USD	5,780,489	Citibank, N.A.	10/07/11	(274,421)
EUR	4,297,488	USD	6,002,847	Citibank, N.A.	10/07/11	(245,606)
EUR	10,160,000	USD	13,851,362	Citibank, N.A.	10/07/11	(240,255)
EUR	1,796,000	USD	2,411,771	Citibank, N.A.	10/07/11	(5,587)
EUR	5,900,000	USD	8,471,716	Deutsche Bank AG	10/07/11	(567,628)
EUR	15,031,000	USD	21,549,118	Morgan Stanley Capital Services, Inc.	10/07/11	(1,412,450)
EUR	6,300,000	USD	8,961,876	Royal Bank of Scotland Plc	10/07/11	(521,918)
EUR	2,444,000	USD	3,452,331	Royal Bank of Scotland Plc	10/07/11	(178,163)
EUR	4,247,000	USD	6,130,812	UBS AG	10/07/11	(441,209)
GBP	27,708,200	USD	45,553,666	Citibank, N.A.	10/07/11	(2,348,489)
GBP	2,240,000	USD	3,645,755	Citibank, N.A.	10/07/11	(152,940)
GBP	6,325,000	USD	9,929,080	Citibank, N.A.	10/07/11	(66,557)
GBP	9,253,000	USD	14,883,062	Deutsche Bank AG	10/07/11	(454,932)
GBP	3,875,000	USD	6,352,338	Deutsche Bank AG	10/07/11	(310,081)
GBP	26,320,000	USD	43,077,944	Morgan Stanley Capital Services, Inc.	10/07/11	(2,037,376)
GBP	2,890,000	USD	4,636,595	Morgan Stanley Capital Services, Inc.	10/07/11	(130,240)
GBP	196,000	USD	322,666	Royal Bank of Scotland Plc	10/07/11	(17,045)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	27

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD	104,326,000	USD	13,379,416	Citibank, N.A.	10/07/11	$18,516
HKD	39,880,000	USD	5,119,114	UBS AG	10/07/11	2,423
JPY	2,454,751,000	USD	32,057,657	Citibank, N.A.	10/07/11	(228,387)
JPY	1,136,075,000	USD	14,822,559	Citibank, N.A.	10/07/11	(91,762)
JPY	1,023,166,000	USD	13,340,800	Citibank, N.A.	10/07/11	(74,026)
JPY	506,896,000	USD	6,425,751	Citibank, N.A.	10/07/11	146,863
JPY	2,535,244,000	USD	32,327,359	Citibank, N.A.	10/07/11	545,616
JPY	1,745,160,000	USD	22,830,306	Morgan Stanley Capital Services, Inc.	10/07/11	(201,872)
JPY	946,600,000	USD	12,303,573	Royal Bank of Scotland Plc	10/07/11	(29,584)
JPY	195,788,000	USD	2,563,814	Royal Bank of Scotland Plc	10/07/11	(25,150)
JPY	156,000,000	USD	2,015,053	Royal Bank of Scotland Plc	10/07/11	7,704
JPY	386,000,000	USD	5,030,352	UBS AG	10/07/11	(25,323)
MXN	171,945,000	USD	14,015,473	Citibank, N.A.	10/07/11	(1,626,046)
NOK	70,510,000	USD	12,919,691	Royal Bank of Scotland Plc	10/07/11	(912,216)
NOK	11,648,100	USD	2,149,947	UBS AG	10/07/11	(166,338)
SEK	252,335,000	USD	38,852,389	Royal Bank of Scotland Plc	10/07/11	(2,089,931)
SGD	141,262,485	USD	115,515,000	Citibank, N.A.	10/07/11	(7,506,571)
USD	17,409,510	AUD	17,890,000	Deutsche Bank AG	10/07/11	97,393
USD	3,113,099	AUD	2,930,000	Deutsche Bank AG	10/07/11	280,471
USD	1,739,061	CAD	1,792,000	Citibank, N.A.	10/07/11	29,277
USD	2,233,692	CAD	2,218,000	Citibank, N.A.	10/07/11	117,452
USD	2,200,329	CAD	2,182,000	Citibank, N.A.	10/07/11	118,438
USD	13,570,913	CAD	13,320,000	Citibank, N.A.	10/07/11	862,026
USD	13,703,694	CAD	13,530,000	Royal Bank of Scotland Plc	10/07/11	794,442
USD	1,986,512	CHF	1,793,000	Citibank, N.A.	10/07/11	8,089
USD	465,793	CHF	410,000	Citibank, N.A.	10/07/11	13,393
USD	335,339	CHF	263,000	Citibank, N.A.	10/07/11	45,141
USD	1,364,796	CHF	1,080,000	Citibank, N.A.	10/07/11	173,108
USD	4,506,594	CHF	3,449,000	Citibank, N.A.	10/07/11	700,916
USD	30,646,686	CHF	23,562,000	Citibank, N.A.	10/07/11	4,648,027
USD	54,517,232	CHF	43,200,000	Citibank, N.A.	10/07/11	6,849,713
USD	295,826	CHF	238,000	Deutsche Bank AG	10/07/11	33,213
USD	441,759	CHF	378,000	Morgan Stanley Capital Services, Inc.	10/07/11	24,668
USD	375,742	CHF	296,000	Morgan Stanley Capital Services, Inc.	10/07/11	49,131
USD	621,686	CHF	490,000	Morgan Stanley Capital Services, Inc.	10/07/11	81,013
USD	3,201,923	CHF	2,533,000	Morgan Stanley Capital Services, Inc.	10/07/11	406,974
USD	3,734	CHF	3,000	UBS AG	10/07/11	424
USD	761,237	CHF	604,000	UBS AG	10/07/11	94,775
USD	10,285,977	DKK	53,860,000	Citibank, N.A.	10/07/11	589,563
USD	2,307,212	EUR	1,688,500	Citibank, N.A.	10/07/11	45,169
USD	1,578,888	EUR	1,137,500	Citibank, N.A.	10/07/11	55,006
USD	3,649,422	EUR	2,665,000	Citibank, N.A.	10/07/11	79,185
USD	8,072,232	EUR	5,925,000	Citibank, N.A.	10/07/11	134,652
USD	4,781,865	EUR	3,441,000	Citibank, N.A.	10/07/11	172,040
USD	8,364,138	EUR	6,110,000	Citibank, N.A.	10/07/11	178,718
USD	9,182,539	EUR	6,712,500	Citibank, N.A.	10/07/11	189,964
USD	14,881,553	EUR	10,897,000	Citibank, N.A.	10/07/11	283,105
USD	16,203,983	EUR	11,843,000	Citibank, N.A.	10/07/11	338,202
USD	5,976,864	EUR	4,147,000	Citibank, N.A.	10/07/11	421,228
USD	28,080,547	EUR	20,602,000	Citibank, N.A.	10/07/11	480,544
USD	8,204,862	EUR	5,711,000	Citibank, N.A.	10/07/11	553,973
USD	11,495,759	EUR	8,071,000	Citibank, N.A.	10/07/11	683,235
USD	21,275,598	EUR	15,100,000	Citibank, N.A.	10/07/11	1,046,492
USD	45,510,552	EUR	31,655,000	Citibank, N.A.	10/07/11	3,103,111
USD	115,284,207	EUR	80,505,000	Citibank, N.A.	10/07/11	7,433,599
USD	541,364	EUR	374,000	Deutsche Bank AG	10/07/11	40,325
USD	15,135,282	EUR	10,610,000	Deutsche Bank AG	10/07/11	921,320
USD	3,330,353	EUR	2,451,000	Morgan Stanley Capital Services, Inc.	10/07/11	46,807
USD	4,864,791	EUR	3,384,000	Morgan Stanley Capital Services, Inc.	10/07/11	331,328
USD	34,388,810	EUR	23,800,000	Morgan Stanley Capital Services, Inc.	10/07/11	2,504,524
USD	1,680,813	EUR	1,230,000	Royal Bank of Scotland Plc	10/07/11	33,012
USD	3,062,570	GBP	1,978,500	Citibank, N.A.	10/07/11	(22,490)
USD	1,018,169	GBP	618,000	Citibank, N.A.	10/07/11	54,527
USD	1,701,851	GBP	1,039,000	Citibank, N.A.	10/07/11	81,746
USD	4,350,359	GBP	2,688,000	Citibank, N.A.	10/07/11	158,982
USD	9,798,369	GBP	5,971,000	Citibank, N.A.	10/07/11	487,836
USD	11,339,858	GBP	6,845,000	Citibank, N.A.	10/07/11	666,504
USD	15,604,958	GBP	9,487,000	Citibank, N.A.	10/07/11	811,953
USD	5,444,217	GBP	3,323,000	Deutsche Bank AG	10/07/11	262,689
USD	830,120	GBP	503,000	Morgan Stanley Capital Services, Inc.	10/07/11	45,796
USD	1,458,381	GBP	891,000	Morgan Stanley Capital Services, Inc.	10/07/11	69,052
USD	1,772,414	GBP	1,072,000	Morgan Stanley Capital Services, Inc.	10/07/11	100,853
USD	6,023,685	GBP	3,641,000	Morgan Stanley Capital Services, Inc.	10/07/11	346,302

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,169,247	GBP	1,335,000	Royal Bank of Scotland Plc	10/07/11	$87,592
USD	8,446,426	HKD	65,915,000	Citibank, N.A.	10/07/11	(18,623)
USD	3,674,131	HKD	28,615,000	Citibank, N.A.	10/07/11	(713)
USD	8,780,805	HKD	68,338,000	Citibank, N.A.	10/07/11	4,585
USD	44,964,987	JPY	3,642,047,000	Citibank, N.A.	10/07/11	(2,259,232)
USD	3,752,659	JPY	302,602,000	Citibank, N.A.	10/07/11	(170,998)
USD	1,986,070	JPY	161,164,000	Citibank, N.A.	10/07/11	(103,646)
USD	2,310,125	JPY	185,123,000	Citibank, N.A.	10/07/11	(90,253)
USD	7,281,014	JPY	558,172,000	Citibank, N.A.	10/07/11	43,536
USD	9,452,331	JPY	724,990,000	Citibank, N.A.	10/07/11	51,824
USD	9,063,401	JPY	691,242,000	Citibank, N.A.	10/07/11	101,363
USD	47,255,305	NOK	259,890,000	Citibank, N.A.	10/07/11	2,997,431
USD	3,701,926	NOK	19,923,000	Deutsche Bank AG	10/07/11	309,146
USD	497,144	NOK	2,784,000	Morgan Stanley Capital Services, Inc.	10/07/11	23,044
USD	1,666,459	NOK	9,243,000	UBS AG	10/07/11	92,426
USD	40,735,000	SGD	53,351,363	Citibank, N.A.	10/07/11	(57,124)
USD	9,967,846	SGD	12,400,000	Citibank, N.A.	10/07/11	486,882
USD	26,751,441	SGD	32,225,000	Deutsche Bank AG	10/07/11	2,112,404
USD	36,550,000	SGD	47,608,568	Morgan Stanley Capital Services, Inc.	10/07/11	148,781
USD	5,249,396	SGD	6,304,000	Morgan Stanley Capital Services, Inc.	10/07/11	429,397
EUR	16,173,000	USD	22,148,519	Citibank, N.A.	10/26/11	(481,941)
EUR	2,510,000	USD	3,507,466	Deutsche Bank AG	11/14/11	(144,880)
USD	6,397,547	AUD	6,145,000	Citibank, N.A.	11/18/11	456,763
EUR	7,980,000	USD	11,081,666	UBS AG	11/22/11	(391,053)

Total						$1,818,733

•	Financial futures contracts purchased as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
570	E-Mini S&P 500 Futures	Chicago Mercantile	December 2011	$32,091,000	$(1,617,815)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	–	$42,157,850	–	$42,157,850
Austria	–	1,627,786	–	1,627,786
Belgium	–	19,570,229	–	19,570,229
Bermuda	–	10,809,013	–	10,809,013
Brazil	$47,207,032	–	–	47,207,032
Canada	98,502,967	–	–	98,502,967
China	4,188,746	27,844,552	–	32,033,298
Colombia	7,670,694	–	–	7,670,694
Denmark	–	6,939,260	–	6,939,260
France	–	93,604,265	–	93,604,265
Germany	13,712,958	133,931,567	–	147,644,525
Gibraltar	–	1,505,102	–	1,505,102
Hong Kong	6,011,454	68,883,455	–	74,894,909
India	11,861,042	–	–	11,861,042
Indonesia	–	6,773,896	–	6,773,896
Ireland	20,529,705	5,120,335	–	25,650,040
Israel	7,034,580	–	–	7,034,580
Italy	–	26,769,283	–	26,769,283
Japan	10,969,375	208,145,580	–	219,114,955
Luxembourg	–	17,499,560	–	17,499,560
Mexico	19,747,847	–	–	19,747,847
Netherlands	–	125,495,178	–	125,495,178
Norway	–	19,002,445	–	19,002,445
Singapore	8,530,031	25,734,308	–	34,264,339
South Africa	–	15,808,282	–	15,808,282
South Korea	8,361,046	50,469,114	–	58,830,160
Spain	–	19,425,384	–	19,425,384
Switzerland	21,213,142	84,029,569	–	105,242,711
Taiwan	11,370,711	23,064,079	–	34,434,790
Thailand	–	9,700,236	–	9,700,236
United Kingdom	15,864,525	252,454,829	–	268,319,354
United States	6,877,640	–	–	6,877,640
Short-Term Securities	71,355,791	7,202,388	–	78,558,179

Total	$391,009,286	$1,303,567,545	–	$1,694,576,831

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	29

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$204,993	$46,046,966	–	$46,251,959
Liabilities:
Foreign currency exchange contracts	(6,756)	(44,426,470)	–	(44,433,226)
Equity contracts	(1,617,815)	–	–	(1,617,815)

Total	$(1,419,578)	$1,620,496	–	$200,918

[1]	Derivative financial instruments are financial futures contracts and foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 2.0%
Lockheed Martin Corp.	39,500	$2,869,280
Raytheon Co.	15,400	629,398

		3,498,678

Biotechnology – 1.4%
Gilead Sciences, Inc. (a)	61,900	2,401,720

Communications Equipment – 6.3%
F5 Networks, Inc. (a)	48,000	3,410,400
Motorola Solutions, Inc.	21,714	909,817
QUALCOMM, Inc.	140,700	6,842,241

		11,162,458

Computers & Peripherals – 17.0%
Apple, Inc. (a)	57,900	22,070,322
EMC Corp. (a)(b)	179,100	3,759,309
Hewlett-Packard Co.	106,400	2,388,680
SanDisk Corp. (a)	40,400	1,630,140

		29,848,451

Diversified Consumer Services – 0.1%
New Oriental Education & Technology Group, Inc. - ADR (a)	8,100	186,057

Diversified Telecommunication Services – 1.1%
AT&T Inc.	70,100	1,999,252

Electronic Equipment, Instruments & Components – 0.6%
Arrow Electronics, Inc. (a)	36,200	1,005,636

Internet & Catalog Retail – 2.2%
Amazon.com, Inc. (a)	18,300	3,957,009

Internet Software & Services – 8.5%
eBay, Inc. (a)	114,000	3,361,860
Google, Inc., Class A (a)	14,700	7,561,386
Responsys, Inc. (a)	23,600	254,408
Sohu.com, Inc. (a)	2,800	134,960
Tencent Holdings Ltd.	22,000	456,326
VeriSign, Inc.	61,600	1,762,376
Yahoo!, Inc. (a)	104,800	1,379,168

		14,910,484

IT Services – 13.3%
Accenture Plc, Class A	100,700	5,304,876
Automatic Data Processing, Inc.	41,600	1,961,440
Cognizant Technology Solutions Corp., Class A (a)	42,000	2,633,400
International Business Machines Corp.	49,300	8,628,979
Teradata Corp. (a)(b)	69,100	3,698,923
The Western Union Co.	70,600	1,079,474

		23,307,092

Media – 1.1%
Schibsted ASA	48,100	1,030,101
UBM Plc	123,200	856,647

		1,886,748

Office Electronics – 1.0%
Canon, Inc.	40,800	1,852,567

Pharmaceuticals – 1.0%
Pfizer, Inc.	94,900	1,677,832

Semiconductors & Semiconductor Equipment – 16.9%
Applied Materials, Inc.	181,600	1,879,560
ARM Holdings Plc	101,000	863,719
ASML Holding NV	87,400	3,022,148
Avago Technologies Ltd.	53,800	1,763,026
Broadcom Corp., Class A	99,400	3,309,026
Infineon Technologies AG	111,700	824,187
KLA-Tencor Corp.	40,300	1,542,684
Lam Research Corp. (a)	52,900	2,009,142
Linear Technology Corp.	60,500	1,672,825
Marvell Technology Group Ltd. (a)	126,400	1,836,592
Micron Technology, Inc. (a)	387,300	1,951,992
Novellus Systems, Inc. (a)	77,600	2,115,376
RF Micro Devices, Inc. (a)	190,400	1,207,136
Samsung Electronics Co. Ltd.	2,700	1,885,292
Teradyne, Inc. (a)	73,800	812,538
Texas Instruments, Inc.	110,900	2,955,485

		29,650,728

Software – 20.9%
ACI Worldwide, Inc. (a)	26,400	727,056
CA, Inc.	83,100	1,612,971
Check Point Software Technologies Ltd. (a)	20,900	1,102,684
Citrix Systems, Inc. (a)	37,700	2,055,781
Compuware Corp. (a)	152,500	1,168,150
Fortinet, Inc. (a)	140,800	2,365,440
Informatica Corp. (a)	59,000	2,416,050
Microsoft Corp.	169,900	4,228,811
Oracle Corp.	121,700	3,497,658
Progress Software Corp. (a)	78,650	1,380,307
QLIK Technologies, Inc. (a)	66,900	1,449,054
Red Hat, Inc. (a)(b)	77,700	3,283,602
Rovi Corp. (a)	39,000	1,676,220
SAP AG - ADR	33,900	1,716,018
Symantec Corp. (a)	164,300	2,678,090
Temenos Group AG (a)	139,400	1,882,601
TIBCO Software, Inc. (a)	119,100	2,666,649
Totvs SA	49,200	825,560

		36,732,702

Total Long-Term Investments (Cost — $158,314,073) – 93.4%		164,077,414

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	6,191,478	6,191,478

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.16% (c)(d)(e)	$8,809	8,808,582

Total Short-Term Securities (Cost — $15,000,060) – 8.5%		15,000,060

Total Investments (Cost — $173,314,133*) – 101.9%		179,077,474
Liabilities in Excess of Other Assets – (1.9)%		(3,314,208)

Net Assets – 100.0%		$175,763,266

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	31

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$177,277,151

Gross unrealized appreciation	$10,386,882
Gross unrealized depreciation	(8,586,559)

Net unrealized appreciation	$1,800,323

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,024,280	2,167,198	6,191,478	$74	$9,998
BlackRock Liquidity Series, LLC Money Market Series	$353,250	$8,455,332	$8,808,582	–	$17,398

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	586,847	EUR	437,000	Citibank, N.A.	10/04/11	$1,378
CHF	790,000	USD	876,662	Citibank, N.A.	10/07/11	(4,965)
CHF	1,076,000	USD	1,343,277	Deutsche Bank AG	10/07/11	(156,003)
EUR	1,000,000	USD	1,377,128	Citibank, N.A.	10/07/11	(37,452)
EUR	185,000	USD	260,192	Citibank, N.A.	10/07/11	(12,352)
EUR	437,000	USD	586,829	Citibank, N.A.	10/07/11	(1,359)
EUR	250,000	USD	358,418	Royal Bank of Scotland Plc	10/07/11	(23,498)
HKD	4,187,000	USD	537,661	Citibank, N.A.	10/07/11	49
HKD	8,944,000	USD	1,147,034	Citibank, N.A.	10/07/11	1,587
JPY	51,036,000	USD	650,769	Citibank, N.A.	10/07/11	10,984
JPY	134,802,000	USD	1,765,212	Royal Bank of Scotland Plc	10/07/11	(17,316)
USD	605,120	CHF	494,000	Citibank, N.A.	10/07/11	60,033
USD	1,367,749	CHF	1,076,000	Citibank, N.A.	10/07/11	180,475
USD	273,879	CHF	220,500	Deutsche Bank AG	10/07/11	30,576
USD	135,668	CHF	109,000	UBS AG	10/07/11	15,396
USD	415,566	CHF	332,970	UBS AG	10/07/11	48,162
USD	1,825,084	CHF	1,462,000	UBS AG	10/07/11	211,892
USD	127,864	EUR	89,000	Citibank, N.A.	10/07/11	8,633
USD	325,494	EUR	234,500	Citibank, N.A.	10/07/11	11,340
USD	685,379	EUR	500,500	Citibank, N.A.	10/07/11	14,871
USD	1,086,969	EUR	760,000	Citibank, N.A.	10/07/11	68,815
USD	1,936,315	EUR	1,361,000	Citibank, N.A.	10/07/11	113,016
USD	431,791	EUR	316,000	Deutsche Bank AG	10/07/11	8,453
USD	414,846	EUR	291,000	Deutsche Bank AG	10/07/11	25,000
USD	314,298	EUR	230,000	Royal Bank of Scotland Plc	10/07/11	6,173
USD	1,539,372	EUR	1,077,000	UBS AG	10/07/11	96,541
USD	461,927	GBP	285,000	Citibank, N.A.	10/07/11	17,529
USD	804,363	GBP	497,000	Citibank, N.A.	10/07/11	29,395
USD	1,350,007	GBP	829,000	Citibank, N.A.	10/07/11	57,353
USD	1,111,434	GBP	684,000	Royal Bank of Scotland Plc	10/07/11	44,879
USD	472,200	HKD	3,685,000	Citibank, N.A.	10/07/11	(1,041)
USD	1,882,069	HKD	14,658,000	Citibank, N.A.	10/07/11	(365)
USD	29,296	HKD	228,000	Citibank, N.A.	10/07/11	15
USD	60,692	HKD	472,000	Citibank, N.A.	10/07/11	76
USD	2,446,177	JPY	198,134,000	Citibank, N.A.	10/07/11	(122,906)
USD	1,830,441	JPY	140,324,000	Citibank, N.A.	10/07/11	10,945
USD	783,557	NOK	4,234,000	Morgan Stanley Capital Services, Inc.	10/07/11	62,530
USD	970,874	NOK	5,330,000	Royal Bank of Scotland Plc	10/07/11	63,204

Total						$822,043

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$3,498,678	–	–	$3,498,678
Biotechnology	2,401,720	–	–	2,401,720
Communications Equipment	11,162,458	–	–	11,162,458
Computers & Peripherals	29,848,451	–	–	29,848,451
Diversified Consumer Services	186,057	–	–	186,057
Diversified Telecommunication Services	1,999,252	–	–	1,999,252
Electronic Equipment, Instruments & Components	1,005,636	–	–	1,005,636
Internet & Catalog Retail	3,957,009	–	–	3,957,009
Internet Software & Services	14,454,158	$456,326	–	14,910,484
IT Services	23,307,092	–	–	23,307,092
Media	–	1,886,748	–	1,886,748
Office Electronics	–	1,852,567	–	1,852,567
Pharmaceuticals	1,677,832	–	–	1,677,832
Semiconductors & Semiconductor Equipment	23,919,101	5,731,627	–	29,650,728
Software	36,732,702	–	–	36,732,702
Short-Term Securities	6,191,478	8,808,582	–	15,000,060

Total	$160,341,624	$18,735,850	–	$179,077,474

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$1,378	$1,197,922	–	$1,199,300
Liabilities:
Foreign currency exchange contracts	(1,359)	(375,898)	–	(377,257)

Total	$19	$822,024	–	$822,043

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	33

Schedule of Investments September 30, 2011	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 0.3%
ITT Corp.	99,600	$4,183,200
Raytheon Co.	173,900	7,107,293

		11,290,493

Air Freight & Logistics – 1.3%
C.H. Robinson Worldwide, Inc.	347,200	23,772,784
Expeditors International of Washington, Inc.	485,300	19,678,915

		43,451,699

Airlines – 0.5%
Southwest Airlines Co.	2,115,500	17,008,620

Auto Components – 1.2%
The Goodyear Tire & Rubber Co. (a)(b)	1,693,600	17,088,424
Lear Corp.	481,800	20,669,220

		37,757,644

Automobiles – 0.4%
Tesla Motors, Inc. (a)(b)	515,700	12,577,923

Beverages – 0.6%
Coca-Cola Enterprises, Inc.	806,800	20,073,184

Biotechnology – 0.6%
Alexion Pharmaceuticals, Inc. (a)(b)	192,500	12,331,550
Vertex Pharmaceuticals, Inc. (a)	182,600	8,133,004

		20,464,554

Capital Markets – 3.1%
Affiliated Managers Group, Inc. (a)	309,800	24,179,890
Ameriprise Financial, Inc.	439,300	17,290,848
T. Rowe Price Group, Inc.	350,300	16,733,831
TD Ameritrade Holding Corp.	1,466,200	21,560,471
Waddell & Reed Financial, Inc., Class A	808,000	20,208,080

		99,973,120

Chemicals – 1.2%
Celanese Corp., Series A	502,700	16,352,831
PPG Industries, Inc.	310,000	21,904,600

		38,257,431

Commercial Banks – 2.7%
Comerica, Inc.	1,152,000	26,461,440
Commerce Bancshares, Inc.	289,300	10,053,175
Iberiabank Corp.	305,500	14,376,830
KeyCorp	3,517,300	20,857,589
SunTrust Banks, Inc.	905,700	16,257,315

		88,006,349

Commercial Services & Supplies – 0.0%
Republic Services, Inc.	5,200	145,912

Communications Equipment – 0.8%
F5 Networks, Inc. (a)	366,700	26,054,035

Construction & Engineering – 0.6%
Foster Wheeler AG (a)	249,700	4,442,163
Jacobs Engineering Group, Inc. (a)(b)	515,555	16,647,271

		21,089,434

Containers & Packaging – 1.0%
Crown Holdings, Inc. (a)	607,900	18,607,819
Rock-Tenn Co., Class A	307,500	14,969,100

		33,576,919

Diversified Financial Services – 0.8%
CBOE Holdings, Inc.	420,100	10,279,847
The NASDAQ OMX Group, Inc. (a)	755,400	17,479,956

		27,759,803

Diversified Telecommunication Services – 0.8%
CenturyLink, Inc.	797,100	26,399,952

Electric Utilities – 1.6%
FirstEnergy Corp.	592,700	26,618,157
PPL Corp.	946,300	27,007,402

		53,625,559

Electrical Equipment – 0.5%
The Babcock & Wilcox Co. (a)	833,500	16,294,925

Electronic Equipment, Instruments & Components – 0.5%
Jabil Circuit, Inc.	874,400	15,555,576

Energy Equipment & Services – 3.6%
Cameron International Corp. (a)	470,400	19,540,416
Complete Production Services, Inc. (a)	614,300	11,579,555
Dresser-Rand Group, Inc. (a)(b)	414,205	16,787,729
McDermott International, Inc. (a)	1,047,700	11,273,252
Oceaneering International, Inc.	478,600	16,913,724
Rowan Cos., Inc. (a)(b)	1,018,900	30,760,591
Weatherford International Ltd. (a)	930,100	11,356,521

		118,211,788

Food & Staples Retailing – 0.5%
Whole Foods Market, Inc.	225,000	14,694,750

Food Products – 3.8%
ConAgra Foods, Inc.	1,122,700	27,191,794
H.J. Heinz Co.	845,200	42,665,696
Ralcorp Holdings, Inc. (a)(b)	398,236	30,548,683
Sara Lee Corp.	1,547,000	25,293,450

		125,699,623

Health Care Equipment & Supplies – 3.7%
Boston Scientific Corp. (a)	1,634,800	9,661,668
C.R. Bard, Inc.	189,200	16,562,568
The Cooper Cos., Inc.	394,300	31,208,845
DENTSPLY International, Inc.	294,200	9,028,998
Hologic, Inc. (a)	1,082,100	16,458,741
Integra LifeSciences Holdings Corp. (a)	268,300	9,597,091
St. Jude Medical, Inc.	333,900	12,083,841
Thoratec Corp. (a)	71,700	2,340,288
Zimmer Holdings, Inc. (a)(b)	283,400	15,161,900

		122,103,940

Health Care Providers & Services – 2.8%
Aetna, Inc.	512,100	18,614,835
AmerisourceBergen Corp.	687,900	25,638,033
Henry Schein, Inc. (a)(b)	446,400	27,681,264
Humana, Inc.	95,600	6,952,988
Laboratory Corp. of America Holdings (a)(b)	128,900	10,189,545
Tenet Healthcare Corp. (a)	842,000	3,477,460

		92,554,125

Hotels, Restaurants & Leisure – 2.7%
Cracker Barrel Old Country Store, Inc.	105,000	4,208,400
Darden Restaurants, Inc.	748,000	31,977,000
Penn National Gaming, Inc. (a)	463,800	15,439,902
Starwood Hotels & Resorts Worldwide, Inc.	661,800	25,691,076
Wynn Resorts Ltd.	104,900	12,071,892

		89,388,270

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Household Durables – 1.5%
Jarden Corp.	1,064,100	$30,071,466
Pulte Group, Inc. (a)	1,726,800	6,820,860
Skullcandy, Inc. (a)(b)	113,900	1,609,407
Toll Brothers, Inc. (a)(b)	824,300	11,894,649

		50,396,382

Household Products – 1.5%
Church & Dwight Co., Inc.	855,800	37,826,360
The Clorox Co.	155,700	10,327,581

		48,153,941

Independent Power Producers & Energy Traders – 0.7%
Calpine Corp. (a)	1,590,900	22,399,872

Insurance – 3.6%
AON Corp.	562,900	23,630,542
Brown & Brown, Inc.	485,000	8,633,000
The Hartford Financial Services Group, Inc.	1,519,200	24,519,888
Lincoln National Corp.	1,233,700	19,282,731
Reinsurance Group of America, Inc.	251,700	11,565,615
RenaissanceRe Holdings Ltd.	260,100	16,594,380
XL Group Plc	759,600	14,280,480

		118,506,636

Internet Software & Services – 0.1%
Sohu.com, Inc. (a)(b)	52,386	2,525,005

IT Services – 3.3%
Fidelity National Information Services, Inc.	1,412,200	34,344,704
Fiserv, Inc. (a)	391,200	19,861,224
Global Payments, Inc.	573,500	23,163,665
SAIC, Inc. (a)(b)	814,922	9,624,229
Teradata Corp. (a)(b)	364,900	19,533,097

		106,526,919

Life Sciences Tools & Services – 0.5%
Life Technologies Corp. (a)	442,100	16,989,903

Machinery – 2.5%
Actuant Corp., Class A	69,800	1,378,550
Dover Corp.	257,800	12,013,480
Meritor, Inc. (a)	2,592,100	18,300,226
Snap-On, Inc.	716,200	31,799,280
Stanley Black & Decker, Inc.	360,740	17,712,334

		81,203,870

Media – 2.3%
The Interpublic Group of Cos., Inc.	1,929,000	13,888,800
Liberty Global, Inc., Class A (a)	960,700	34,758,126
Liberty Media Corp., Class A (a)	401,700	26,560,404

		75,207,330

Metals & Mining – 0.8%
Nucor Corp.	779,600	24,666,544

Multiline Retail – 2.6%
Dollar Tree, Inc. (a)(b)	447,450	33,607,969
Macy’s, Inc.	734,700	19,337,304
Nordstrom, Inc.	426,700	19,491,656
Saks, Inc. (a)(b)	1,392,900	12,187,875

		84,624,804

Multi-Utilities – 5.9%
Alliant Energy Corp.	1,089,700	42,149,596
CenterPoint Energy, Inc.	1,152,900	22,619,898
CMS Energy Corp.	1,010,300	19,993,837
Public Service Enterprise Group, Inc.	810,100	27,033,037
Sempra Energy	639,000	32,908,500
Wisconsin Energy Corp.	733,900	22,963,731
Xcel Energy, Inc.	1,097,600	27,099,744

		194,768,343

Oil, Gas & Consumable Fuels – 4.0%
Brigham Exploration Co. (a)	593,300	14,986,758
Concho Resources, Inc. (a)	183,700	13,068,418
El Paso Pipeline Partners LP (b)	503,700	17,866,239
Kosmos Energy Ltd.	1,492,700	17,479,517
Peabody Energy Corp.	278,000	9,418,640
Pioneer Natural Resources Co.	176,900	11,634,713
Plains All American Pipeline LP	291,100	17,151,612
Southwestern Energy Co. (a)(b)	609,700	20,321,301
Whiting Petroleum Corp. (a)	275,800	9,675,064

		131,602,262

Pharmaceuticals – 1.8%
Elan Corp. Plc – ADR (a)	1,226,000	12,909,780
Medicis Pharmaceutical Corp., Class A	337,600	12,315,648
Mylan, Inc. (a)	449,700	7,644,900
Watson Pharmaceuticals, Inc. (a)	363,300	24,795,225

		57,665,553

Professional Services – 0.8%
Robert Half International, Inc.	1,175,000	24,933,500

Real Estate Investment Trusts (REITs) – 6.1%
Essex Property Trust, Inc.	268,900	32,278,756
Federal Realty Investment Trust	441,000	36,342,810
Health Care REIT, Inc.	508,300	23,788,440
Hospitality Properties Trust	1,582,600	33,598,598
Rayonier, Inc.	819,750	30,158,603
SL Green Realty Corp. (b)	299,000	17,386,850
Washington REIT (b)	874,900	24,654,682

		198,208,739

Real Estate Management & Development – 0.9%
CB Richard Ellis Group, Inc., Class A (a)	2,161,000	29,087,060

Road & Rail – 1.7%
Kansas City Southern (a)(b)	502,500	25,104,900
Ryder System, Inc.	771,500	28,938,965

		54,043,865

Semiconductors & Semiconductor Equipment – 5.0%
International Rectifier Corp. (a)(b)	817,200	15,216,264
Intersil Corp., Class A	1,621,500	16,685,235
Lam Research Corp. (a)	432,900	16,441,542
Linear Technology Corp.	610,400	16,877,560
Marvell Technology Group Ltd. (a)	1,274,400	18,517,032
Micron Technology, Inc. (a)	2,604,100	13,124,664
Novellus Systems, Inc. (a)(b)	749,600	20,434,096
RF Micro Devices, Inc. (a)	5,047,877	32,003,540
Teradyne, Inc. (a)(b)	1,454,471	16,013,726

		165,313,659

Software – 3.1%
Advent Software, Inc. (a)	685,600	14,294,760
Fortinet, Inc. (a)	932,600	15,667,680
Informatica Corp. (a)(b)	391,200	16,019,640
QLIK Technologies, Inc. (a)	627,800	13,598,148
Rovi Corp. (a)(b)	609,600	26,200,608
See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	35

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
Symantec Corp. (a)	1,043,500	$17,009,050

		102,789,886

Specialty Retail – 4.1%
Abercrombie & Fitch Co., Class A	457,100	28,139,076
Guess?, Inc.	709,400	20,210,806
Office Depot, Inc. (a)(b)	1,816,800	3,742,608
O’Reilly Automotive, Inc. (a)(b)	549,700	36,626,511
Ross Stores, Inc.	460,600	36,244,614
Rue21, Inc. (a)(b)	343,000	7,782,670

		132,746,285

Textiles, Apparel & Luxury Goods – 1.8%
Coach, Inc.	489,000	25,344,870
Deckers Outdoor Corp. (a)	182,400	17,010,624
PVH Corp.	277,100	16,138,304

		58,493,798

Tobacco – 1.0%
Lorillard, Inc.	308,700	34,173,090

Trading Companies & Distributors – 0.1%
United Rentals, Inc.	150,400	2,532,736

Wireless Telecommunication Services – 1.9%
MetroPCS Communications, Inc. (a)(b)	1,597,500	13,914,225
NII Holdings, Inc. (a)	576,000	15,523,200
NTELOS Holdings Corp.	552,950	9,803,803
SBA Communications Corp., Class A (a)(b)	636,800	21,956,864

		61,198,092

Total Long-Term Investments (Cost — $3,219,167,225) – 93.2%		3,050,773,702

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	187,421,477	187,421,477

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.16% (c)(d)(e)	$274,383	274,382,587

Total Short-Term Securities (Cost — $461,804,064) – 14.1%		461,804,064

Total Investments (Cost — $3,680,971,289*) – 107.3%		3,512,577,766
Liabilities in Excess of Other Assets – (7.3)%		(237,793,147)

Net Assets – 100.0%		$3,274,784,619

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,700,333,970

Gross unrealized appreciation	$202,137,746
Gross unrealized depreciation	(389,893,950)

Net unrealized depreciation	$(187,756,204)

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	90,942,738	96,478,739	187,421,477	$1,667	$227,093
BlackRock Liquidity Series, LLC Money Market Series	$213,606,000	$60,776,587	$274,382,587	–	$415,377

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Schedule of Investments (concluded)	BlackRock U.S. Opportunities Portfolio

•	Financial futures contracts purchased as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
2,119	E-Mini Russell 2000 Futures	Intercontinental Exchange	December 2011	$135,933,850	$(10,765,517)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$3,050,773,702	–	–	$3,050,773,702
Short-Term Securities	187,421,477	$274,382,587	–	461,804,064

Total	$3,238,195,179	$274,382,587	–	$3,512,577,766

[1]	See above Schedule of Investments for values in each industry.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(10,765,517)	–	–	$(10,765,517)

[2]	Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	37

Statements of Assets and Liabilities

September 30, 2011	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Assets
Investments at value – unaffiliated[1,2]	$339,601,013	$1,502,070,472	$1,616,018,652	$164,077,414	$3,050,773,702
Investments at value – affiliated[3]	4,695,511	141,520,659	78,558,179	15,000,060	461,804,064
Cash	–	–	249,321	691	2,836,560
Cash pledged as collateral for financial futures contracts	–	–	–	–	26,000,000
Investments sold receivable	7,928,554	36,074,247	30,105,775	16,895,761	33,550,517
Foreign currency at value[4]	1,259,014	210,132	27,944,645	170,981	–
Unrealized appreciation on foreign currency exchange contracts	4,339,767	10,309,259	46,251,959	1,199,300	–
Dividends and reclaims receivable	986,845	2,261,980	5,415,509	101,407	3,624,484
Capital shares sold receivable	91,466	2,055,493	2,917,113	37,739	6,503,536
Receivable from advisor	36,038	–	–	23,588	817,928
Securities lending income receivable – affiliated	–	2,728	963	–	10,664
Prepaid expenses	12,166	73,830	83,532	27,757	75,524

Total assets	358,950,374	1,694,578,800	1,807,545,648	197,534,698	3,585,996,979

Liabilities
Collateral on securities loaned at value	–	27,098,498	7,202,388	8,808,582	274,382,587
Investments purchased payable	1,901,402	72,304,736	18,665,930	11,764,237	16,076,472
Unrealized depreciation on foreign currency exchange contracts	5,719,900	5,007,181	44,433,226	377,257	–
Capital shares redeemed payable	1,044,511	2,872,322	4,263,161	283,108	9,801,796
Investment advisory fees payable	207,899	921,726	1,461,910	238,935	2,515,622
Service and distribution fees payable	83,630	474,001	324,158	50,662	508,186
Other affiliates payable	12,416	141,686	231,965	17,024	304,618
Officer’s and Trustees’ fees payable	1,712	9,864	14,656	2,025	28,004
Margin variation payable	–	–	861,156	–	4,958,507
Other accrued expenses payable	558,650	1,317,848	1,295,810	229,602	2,636,568

Total liabilities	9,530,120	110,147,862	78,754,360	21,771,432	311,212,360

Net Assets	$349,420,254	$1,584,430,938	$1,728,791,288	$175,763,266	$3,274,784,619

Net Assets Consist of
Paid-in capital	$545,003,965	$1,449,987,616	$1,982,895,204	$233,516,401	$3,113,951,010
Undistributed (distributions in excess of) net investment income (loss)	638,088	(5,233,083)	19,090,970	(821,722)	195,808
Accumulated net realized gain (loss)	(156,090,124)	69,091,796	(75,564,522)	(63,500,916)	339,796,841
Net unrealized appreciation/depreciation	(40,131,675)	70,584,609	(197,630,364)	6,569,503	(179,159,040)

Net Assets	$349,420,254	$1,584,430,938	$1,728,791,288	$175,763,266	$3,274,784,619

[1] Investments at cost – unaffiliated	$378,328,157	$1,436,940,757	$1,812,654,758	$158,314,073	$3,219,167,225
[2] Securities loaned at value	–	$25,762,679	$6,564,430	$8,377,647	$259,155,961
[3] Investments at cost – affiliated	$4,695,511	$141,520,659	$78,558,179	$15,000,060	$461,804,064
[4] Foreign currency at cost	$1,278,598	$200,452	$28,994,910	$172,565	–

See Notes to Financial Statements.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Statements of Assets and Liabilities (concluded)

September 30, 2011	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Net Asset Value
Institutional
Net assets	$58,792,944	$362,291,961	$792,695,140	$33,981,503	$1,905,254,483

Shares outstanding[1]	6,309,963	12,594,020	27,943,164	3,944,746	56,276,735

Net asset value	$9.32	$28.77	$28.37	$8.61	$33.86

Service
Net assets	–	$13,478,287	$47,845,682	$851,171	$183,603,839

Shares outstanding[1]	–	480,428	1,750,047	102,289	5,660,000

Net asset value	–	$28.05	$27.34	$8.32	$32.44

Investor A
Net assets	$210,299,454	$825,046,294	$703,200,851	$106,631,734	$888,293,443

Shares outstanding[1]	22,712,037	29,462,901	25,945,569	12,994,179	27,689,982

Net asset value	$9.26	$28.00	$27.10	$8.21	$32.08

Investor B
Net assets	$6,749,672	$46,179,703	$15,568,203	$3,130,438	$15,046,589

Shares outstanding[1]	742,091	1,758,356	618,293	418,531	516,975

Net asset value	$9.10	$26.26	$25.18	$7.48	$29.11

Investor C
Net assets	$58,686,932	$327,854,720	$169,481,412	$27,650,908	$282,586,265

Shares outstanding[1]	6,478,927	12,522,104	6,784,656	3,700,139	9,708,290

Net asset value	$9.06	$26.18	$24.98	$7.47	$29.11

Class R
Net assets	$14,891,252	$9,579,973	–	$3,517,512	–

Shares outstanding[1]	1,607,924	342,151	–	417,365	–

Net asset value	$9.26	$28.00	–	$8.43	–

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	39

Statements of Operations

Year Ended September 30, 2011	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Investment Income
Dividends and reclaims – unaffiliated	$2,206,613	$14,707,339	$64,828,605	$1,639,808	$47,218,764
Foreign taxes withheld	(139,548)	(408,851)	(5,248,048)	(62,313)	(7,321)
Dividends – affiliated	2,368	72,589	94,764	9,998	227,093
Interest	–	21,473	–	3,015	43,003
Securities lending – affiliated	–	141,563	22,560	17,398	415,377

Total income	2,069,433	14,534,113	59,697,881	1,607,906	47,896,916

Expenses
Investment advisory	918,796	10,032,366	21,549,570	1,826,059	43,291,738
Service and distribution – class specific	398,090	5,385,461	4,841,499	686,504	7,785,567
Transfer agent – class specific	152,748	2,310,925	3,830,920	681,162	8,420,287
Reorganization cost	105,100	–	–	–	–
Professional	77,101	58,394	69,281	80,658	67,075
Administration	76,566	898,972	1,375,902	152,172	2,434,796
Custodian	63,309	120,004	505,411	37,892	193,489
Registration	45,859	122,786	136,551	70,913	197,060
Printing	38,270	238,228	411,653	64,903	764,893
Administration – class specific	25,548	317,537	458,593	50,710	637,098
Officer and Trustees	5,580	37,321	59,630	8,250	113,463
Miscellaneous	35,986	60,678	111,815	25,974	78,810
Recoupment of past waived fees	6,451	–	–	–	–
Recoupment of past waived fees – class specific	13,234	764	121	146,051	35,421

Total expenses	1,962,638	19,583,436	33,350,946	3,831,248	64,019,697
Less fees waived by advisor	(101,744)	(45,452)	(43,641)	(5,988)	(4,353,530)
Less administration fees waived – class specific	(14,827)	–	(719)	(9,762)	(263,011)
Less transfer agent fees waived – class specific	(1,647)	–	(37)	(3,493)	(208,831)
Less transfer agent fees reimbursed – class specific	(49,994)	–	(547)	(32,999)	(4,698,855)
Less fees paid indirectly	(105)	(2,043)	(1,573)	(424)	(7,989)

Total expenses after fees waived, reimbursed and paid indirectly	1,794,321	19,535,941	33,304,429	3,778,582	54,487,481

Net investment income (loss)	275,112	(5,001,828)	26,393,452	(2,170,676)	(6,590,565)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,488,793 (1)	103,741,736 (2)	137,368,406	(862,800)	413,266,008
Options written	81,994	2,648,161	–	–	(59,287)
Financial futures contracts	–	–	–	–	(16,207,832)
Foreign currency transactions	807,740	(14,593,539)	12,620,156	(647,560)	–

	3,378,527	91,796,358	149,988,562	(1,510,360)	396,998,889

Net change in unrealized appreciation/depreciation on:
Investments	(25,017,734)	(64,320,950)	(404,374,316)	(8,114,237)	(648,793,575)
Options written	(578)	94,332	–	–	–
Financial futures contracts	–	–	(1,617,815)	–	(10,765,517)
Foreign currency transactions	(1,721,813)	10,338,839	(11,017,737)	1,093,864	–

	(26,740,125)	(53,887,779)	(417,009,868)	(7,020,373)	(659,559,092)

Total realized and unrealized gain (loss)	(23,361,598)	37,908,579	(267,021,306)	(8,530,733)	(262,560,203)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(23,086,486)	$32,906,751	$(240,627,854)	$(10,701,409)	$(269,150,768)

(1)	Net of $(2,791) foreign capital gain tax.
(2)	Net of $(73,915) foreign capital gain tax.

See Notes to Financial Statements.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase in Net Assets:	2011	2010	2011	2010
Operations
Net investment income (loss)	$275,112	$181,259	$(5,001,828)	$(3,027,924)
Net realized gain	3,378,527	3,300,788	91,796,358	109,143,982
Net change in unrealized appreciation/depreciation	(26,740,125)	48,168	(53,887,779)	(20,962,204)

Net increase (decrease) in net assets resulting from operations	(23,086,486)	3,530,215	32,906,751	85,153,854

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(151,636)	(257,068)	(356,523)	–
Investor A	(128,372)	(594,521)	–	–
Investor B	–	(11,168)	–	–
Investor C	–	(87,254)	–	–
Net realized gain:
Institutional	–	–	(10,061,316)	–
Service	–	–	(519,043)	–
Investor A	–	–	(30,115,936)	–
Investor B	–	–	(1,712,754)	–
Investor C	–	–	(11,157,356)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(280,008)	(950,011)	(53,922,928)	–

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	288,633,793	(1,210,720)	344,887,812	204,152,619

Redemption Fees
Redemption fees	2,143	2,595	17,727	69,194

Net Assets
Total increase in net assets	265,269,442	1,372,079	323,889,362	289,375,667
Beginning of year	84,150,812	82,778,733	1,260,541,576	971,165,909

End of year	$349,420,254	$84,150,812	$1,584,430,938	$1,260,541,576

Undistributed (distributions in excess) net investment income (loss)	$638,088	$(376,393)	$(5,233,083)	$5,207,624

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	41

Statements of Changes in Net Assets (concluded)

	BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio		BlackRock U.S. Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$26,393,452	$12,244,878	$(2,170,676)	$(1,802,002)	$(6,590,565)	$(6,517,999)
Net realized gain (loss)	149,988,562	103,595,133	(1,510,360)	28,869,805	396,998,889	292,917,072
Net change in unrealized appreciation/depreciation	(417,009,868)	(23,453,913)	(7,020,373)	(4,980,136)	(659,559,092)	107,527,973

Net increase (decrease) in net assets resulting from operations	(240,627,854)	92,386,098	(10,701,409)	22,087,667	(269,150,768)	393,927,046

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(10,989,330)	(11,054,479)	–	–	–	(2,096,515)
Service	(459,323)	(1,038,975)	–	–	–	–
Investor A	(7,220,618)	(8,909,481)	–	–	–	–
Investor B	(6,972)	(112,041)	–	–	–	–
Investor C	(523,946)	(1,385,216)	–	–	–	–
Net realized gain:
Institutional	–	–	–	–	(33,361,497)	–
Service	–	–	–	–	(3,268,451)	–
Investor A	–	–	–	–	(16,649,136)	–
Investor B	–	–	–	–	(237,927)	–
Investor C	–	–	–	–	(4,147,409)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(19,200,189)	(22,500,192)	–	–	(57,664,420)	(2,096,515)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	71,985,983	265,481,001	12,679,272	9,719,552	263,237,665	748,907,865

Redemption Fees
Redemption fees	28,640	100,788	10,894	10,562	87,311	159,309

Net Assets
Total increase (decrease) in net assets	(187,813,420)	335,467,695	1,988,757	31,817,781	(63,490,212)	1,140,897,705
Beginning of year	1,916,604,708	1,581,137,013	173,774,509	141,956,728	3,338,274,831	2,197,377,126

End of year	$1,728,791,288	$1,916,604,708	$175,763,266	$173,774,509	$3,274,784,619	$3,338,274,831

Undistributed (distributions in excess of) net investment income (loss)	$19,090,970	$(1,382,259)	$(821,722)	$(166,377)	$195,808	$2,572,061

See Notes to Financial Statements.

42	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.52	$10.13	$9.96	$13.31	$10.10

Net investment income[1]	0.08	0.06	0.06	0.09	0.09
Net realized and unrealized gain (loss)[2]	(1.20)	0.48	0.12	(2.77)	3.21

Net increase (decrease) from investment operations	(1.12)	0.54	0.18	(2.68)	3.30

Dividends and distributions from:
Net investment income	(0.08)	(0.15)	(0.01)	(0.17)	(0.09)
Net realized gain	–	–	–	(0.50)	–

Total dividends and distributions	(0.08)	(0.15)	(0.01)	(0.67)	(0.09)

Net asset value, end of year	$9.32	$10.52	$10.13	$9.96	$13.31

Total Investment Return[3,4]
Based on net asset value	(10.81)%	5.32%	1.78%	(21.16)%	32.81%

Ratios to Average Net Assets
Total expenses	1.53%	1.43%	1.50%	1.33%	1.32%

Total expenses excluding recoupment of past waived fees	1.52%	1.42%	1.49%	1.33%	1.32%

Total expenses after fees waived, reimbursed and paid indirectly	1.34%	1.37%	1.36%	1.32%	1.29%

Net investment income	0.68%	0.64%	0.70%	0.77%	0.78%

Supplemental Data
Net assets, end of year (000)	$58,793	$21,699	$16,971	$36,625	$35,679

Portfolio turnover	137%	146%	190%	181%	107%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	43

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.45	$10.08	$9.92	$13.27	$10.08	$10.31	$9.93	$9.83	$13.16	$10.03

Net investment income (loss)[1]	0.05	0.03	0.04	0.06	0.04	(0.04)	(0.04)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain (loss)[2]	(1.20)	0.46	0.12	(2.77)	3.22	(1.17)	0.45	0.12	(2.76)	3.22

Net increase (decrease) from investment operations	(1.15)	0.49	0.16	(2.71)	3.26	(1.21)	0.41	0.10	(2.80)	3.18

Dividends and distributions from:
Net investment income	(0.04)	(0.12)	–	(0.14)	(0.07)	–	(0.03)	–	(0.03)	(0.05)
Net realized gain	–	–	–	(0.50)	–	–	–	–	(0.50)	–

Total dividends and distributions	(0.04)	(0.12)	–	(0.64)	(0.07)	–	(0.03)	–	(0.53)	(0.05)

Net asset value, end of year	$9.26	$10.45	$10.08	$9.92	$13.27	$9.10	$10.31	$9.93	$9.83	$13.16

Total Investment Return[3]
Based on net asset value	(11.11)%	4.92%	1.61%	(21.44)%	32.51%	(11.74)%	4.09%	1.02%	(22.13)%	31.79%

Ratios to Average Net Assets
Total expenses	1.76%	1.72%	1.81%	1.60%	1.68%	2.56%	2.45%	2.65%	2.37%	3.06%

Total expenses excluding recoupment of past waived fees	1.74%	1.70%	1.80%	1.60%	1.68%	2.53%	2.45%	2.63%	2.37%	3.06%

Total expenses after fees waived, reimbursed and paid indirectly	1.61%	1.67%	1.66%	1.60%	1.56%	2.42%	2.43%	2.42%	2.36%	2.33%

Net investment income (loss)	0.42%	0.32%	0.49%	0.49%	0.36%	(0.39)%	(0.44)%	(0.25)%	(0.30)%	(0.39)%

Supplemental Data
Net assets, end of year (000)	$210,299	$39,280	$45,110	$37,529	$40,467	$6,750	$3,617	$4,351	$5,665	$7,673

Portfolio turnover	137%	146%	190%	181%	107%	137%	146%	190%	181%	107%

See Notes to Financial Statements.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock Global Opportunities Portfolio

	Investor C					Class R
	Year Ended September 30,					Period September 12, 2011[4] to September 30, 2011
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.27	$9.91	$9.82	$13.16	$10.03	$9.76

Net investment income (loss)[1]	(0.04)	(0.04)	(0.02)	(0.03)	(0.05)	0.00 [5]
Net realized and unrealized gain (loss)[2]	(1.17)	0.45	0.11	(2.77)	3.23	(0.50)

Net increase (decrease) from investment operations	(1.21)	0.41	0.09	(2.80)	3.18	(0.50)

Dividends and distributions from:
Net investment income	–	(0.05)	–	(0.04)	(0.05)	–
Net realized gain	–	–	–	(0.50)	–	–

Total dividends and distributions	–	(0.05)	–	(0.54)	(0.05)	–

Net asset value, end of period	$9.06	$10.27	$9.91	$9.82	$13.16	$9.26

Total Investment Return[3,6]
Based on net asset value	(11.78)%	4.13%	0.92%	(22.14)%	31.76%	(4.83)%[7]

Ratios to Average Net Assets
Total expenses	2.59%	2.49%	2.62%	2.38%	2.42%	1.98%[8]

Total expenses excluding recoupment of past waived fees	2.57%	2.49%	2.62%	2.38%	2.42%	1.98%[8]

Total expenses after fees waived, reimbursed and paid indirectly	2.42%	2.44%	2.42%	2.37%	2.35%	1.72%[8]

Net investment income (loss)	(0.38)%	(0.40)%	(0.26)%	(0.26)%	(0.40)%	0.23%[8]

Supplemental Data
Net assets, end of period (000)	$58,687	$19,554	$16,348	$18,074	$18,217	$14,891

Portfolio turnover	137%	146%	190%	181%	107%	137%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Commencement of operations.
[5]	Less than $0.01 per share.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Aggregate total investment return.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	45

Financial Highlights	BlackRock Health Sciences Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$28.92	$26.29	$28.77	$30.41	$26.18

Net investment income[1]	0.02	0.06	0.08	0.08	0.06
Net realized and unrealized gain (loss)[2]	1.23	2.57	(0.14)	(0.49)	4.52

Net increase (decrease) from investment operations	1.25	2.63	(0.06)	(0.41)	4.58

Dividends and distributions from:
Net investment income	(0.05)	–	–	–	–
Net realized gain	(1.35)	–	(2.42)	(1.23)	(0.35)

Total dividends and distributions	(1.40)	–	(2.42)	(1.23)	(0.35)

Net asset value, end of year	$28.77	$28.92	$26.29	$28.77	$30.41

Total Investment Return[3,4]
Based on net asset value	4.41%	10.00%[5]	1.91%	(1.64)%	17.68%

Ratios to Average Net Assets
Total expenses	1.00%	1.00%	1.03%	1.00%	1.02%

Total expenses after fees waived, reimbursed and paid indirectly	1.00%	1.00%	1.03%	1.00%	1.02%

Net investment income	0.07%	0.21%	0.36%	0.28%	0.21%

Supplemental Data
Net assets, end of year (000)	$362,292	$232,697	$171,607	$185,933	$172,902

Portfolio turnover	135%	184%	153%	91%	98%

	Service
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$28.22	$25.74	$28.20	$29.85	$25.78

Net investment income (loss)[1]	(0.07)	(0.03)	0.01	(0.02)	(0.02)
Net realized and unrealized gain (loss)[2]	1.19	2.51	(0.14)	(0.49)	4.44

Net increase (decrease) from investment operations	1.12	2.48	(0.13)	(0.51)	4.42

Distributions from net realized gain	(1.29)	–	(2.33)	(1.14)	(0.35)

Net asset value, end of year	$28.05	$28.22	$25.74	$28.20	$29.85

Total Investment Return[3,4]
Based on net asset value	4.04%	9.64%[5]	1.59%	(1.98)%	17.33%

Ratios to Average Net Assets
Total expenses	1.32%	1.33%	1.37%	1.35%	1.32%

Total expenses excluding recoupment of past waived fees	1.31%	1.33%	1.35%	1.35%	1.32%

Total expenses after fees waived, reimbursed and paid indirectly	1.31%	1.32%	1.36%	1.35%	1.30%

Net investment income (loss)	(0.24)%	(0.12)%	0.03%	(0.06)%	(0.08)%

Supplemental Data
Net assets, end of year (000)	$13,478	$11,704	$8,110	$5,764	$7,806

Portfolio turnover	135%	184%	153%	91%	98%

See Notes to Financial Statements.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$28.18	$25.69	$28.14	$29.77	$25.72

Net investment income (loss)[1]	(0.07)	(0.03)	0.01	(0.02)	(0.03)
Net realized and unrealized gain (loss)[2]	1.19	2.52	(0.15)	(0.49)	4.43

Net increase (decrease) from investment operations	1.12	2.49	(0.14)	(0.51)	4.40

Distributions from net realized gain	(1.30)	–	(2.31)	(1.12)	(0.35)

Net asset value, end of year	$28.00	$28.18	$25.69	$28.14	$29.77

Total Investment Return[3,4]
Based on net asset value	4.03%	9.69%[5]	1.57%	(1.97)%	17.29%

Ratios to Average Net Assets
Total expenses	1.31%	1.31%	1.37%	1.35%	1.35%

Total expenses excluding recoupment of past waived fees	1.31%	1.31%	1.37%	1.35%	1.35%

Total expenses after fees waived, reimbursed and paid indirectly	1.31%	1.31%	1.37%	1.35%	1.35%

Net investment income (loss)	(0.24)%	(0.11)%	0.02%	(0.06)%	(0.13)%

Supplemental Data
Net assets, end of year (000)	$825,046	$682,857	$478,273	$564,943	$697,451

Portfolio turnover	135%	184%	153%	91%	98%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	47

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor B
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$26.39	$24.25	$26.73	$28.28	$24.65

Net investment loss[1]	(0.28)	(0.23)	(0.17)	(0.23)	(0.25)
Net realized and unrealized gain (loss)[2]	1.14	2.37	(0.16)	(0.49)	4.23

Net increase (decrease) from investment operations	0.86	2.14	(0.33)	(0.72)	3.98

Distributions from net realized gain	(0.99)	–	(2.15)	(0.83)	(0.35)

Net asset value, end of year	$26.26	$26.39	$24.25	$26.73	$28.28

Total Investment Return[3,4]
Based on net asset value	3.27%	8.82%[5]	0.73%	(2.78)%	16.33%

Ratios to Average Net Assets
Total expenses	2.06%	2.10%	2.20%	2.14%	2.22%

Total expenses excluding recoupment of past waived fees	2.06%	2.10%	2.17%	2.14%	2.22%

Total expenses after fees waived, reimbursed and paid indirectly	2.06%	2.09%	2.20%	2.14%	2.19%

Net investment loss	(0.99)%	(0.88)%	(0.80)%	(0.85)%	(0.96)%

Supplemental Data
Net assets, end of year (000)	$46,180	$47,855	$57,835	$80,269	$95,231

Portfolio turnover	135%	184%	153%	91%	98%

See Notes to Financial Statements.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Investor C					Class R
	Year Ended September 30,					Period September 12, 2011[6] to September 30, 2011
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$26.37	$24.22	$26.70	$28.27	$24.62	$28.19

Net investment loss[1]	(0.27)	(0.21)	(0.15)	(0.21)	(0.23)	(0.01)
Net realized and unrealized gain (loss)[2]	1.14	2.36	(0.16)	(0.47)	4.23	(0.18)

Net increase (decrease) from investment operations	0.87	2.15	(0.31)	(0.68)	4.00	(0.19)

Distributions from net realized gain	(1.06)	–	(2.17)	(0.89)	(0.35)	–

Net asset value, end of period	$26.18	$26.37	$24.22	$26.70	$28.27	$28.00

Total Investment Return[3,4]
Based on net asset value	3.32%	8.88%[5]	0.81%	(2.66)%	16.43%	(0.64)%[7]

Ratios to Average Net Assets
Total expenses	2.02%	2.04%	2.09%	2.05%	2.12%	1.75%[8]

Total expenses excluding recoupment of past waived fees	2.02%	2.04%	2.09%	2.05%	2.12%	1.75%[8]

Total expenses after fees waived, reimbursed and paid indirectly	2.02%	2.04%	2.09%	2.05%	2.11%	1.75%[8]

Net investment loss	(0.95)%	(0.83)%	(0.70)%	(0.76)%	(0.89)%	(0.82)%[8]

Supplemental Data
Net assets, end of period (000)	$327,855	$285,428	$255,340	$305,015	$363,739	$9,580

Portfolio turnover	135%	184%	153%	91%	98%	135%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Commencement of operations.
[7]	Aggregate total investment return.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	49

Financial Highlights	BlackRock International Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$32.76	$31.36	$29.44	$51.08	$42.16	$31.58	$30.26	$28.36	$49.52	$41.06

Net investment income[1]	0.49	0.28	0.34	0.47	0.48	0.34	0.16	0.27	0.28	0.32
Net realized and unrealized gain (loss)[2]	(4.52)	1.58	1.68	(13.66)	14.98	(4.37)	1.53	1.63	(13.14)	14.58

Net increase (decrease) from investment operations	(4.03)	1.86	2.02	(13.19)	15.46	(4.03)	1.69	1.90	(12.86)	14.90

Dividends and distributions from:
Net investment income	(0.36)	(0.46)	(0.10)	(1.21)	(0.71)	(0.21)	(0.37)	–	(1.06)	(0.61)
Net realized gain	–	–	–	(7.24)	(5.83)	–	–	–	(7.24)	(5.83)

Total dividends and distributions	(0.36)	(0.46)	(0.10)	(8.45)	(6.54)	(0.21)	(0.37)	–	(8.30)	(6.44)

Net asset value, end of year	$28.37	$32.76	$31.36	$29.44	$51.08	$27.34	$31.58	$30.26	$28.36	$49.52

Total Investment Return[3,4]
Based on net asset value	(12.50)%	5.99%	6.99%	(30.87)%[5]	40.42%	(12.88)%	5.63%	6.70%	(31.10)%[5]	40.00%

Ratios to Average Net Assets
Total expenses	1.26%	1.35%	1.45%	1.25%	1.25%	1.66%	1.72%	1.75%	1.58%	1.59%

Total expenses excluding recoupment of past waived fees	1.26%	1.34%	1.45%	1.25%	1.25%	1.66%	1.69%	1.73%	1.58%	1.59%

Total expenses after fees waived, reimbursed and paid indirectly	1.26%	1.35%	1.43%	1.25%	1.25%	1.65%	1.72%	1.70%	1.58%	1.58%

Net investment income	1.41%	0.91%	1.36%	1.18%	1.06%	1.02%	0.53%	1.13%	0.72%	0.73%

Supplemental Data
Net assets, end of year (000)	$792,695	$802,167	$673,420	$450,605	$492,444	$47,846	$70,365	$83,093	$64,368	$172,135

Portfolio turnover	116%	116%	143%	138%	77%	116%	116%	143%	138%	77%

See Notes to Financial Statements.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$31.33	$30.02	$28.14	$49.19	$40.81

Net investment income[1]	0.39	0.21	0.27	0.33	0.30
Net realized and unrealized gain (loss)[2]	(4.34)	1.50	1.62	(13.09)	14.49

Net increase (decrease) from investment operations	(3.95)	1.71	1.89	(12.76)	14.79

Dividends and distributions from:
Net investment income	(0.28)	(0.40)	(0.01)	(1.05)	(0.58)
Net realized gain	–	–	–	(7.24)	(5.83)

Total dividends and distributions	(0.28)	(0.40)	(0.01)	(8.29)	(6.41)

Net asset value, end of year	$27.10	$31.33	$30.02	$28.14	$49.19

Total Investment Return[3,4]
Based on net asset value	(12.77)%	5.73%	6.73%	(31.09)%[5]	39.98%

Ratios to Average Net Assets
Total expenses	1.54%	1.59%	1.68%	1.58%	1.60%

Total expenses excluding recoupment of past waived fees	1.54%	1.59%	1.68%	1.58%	1.60%

Total expenses after fees waived, reimbursed and paid indirectly	1.53%	1.59%	1.68%	1.58%	1.60%

Net investment income	1.16%	0.72%	1.15%	0.87%	0.69%

Supplemental Data
Net assets, end of year (000)	$703,201	$794,034	$604,283	$482,526	$555,189

Portfolio turnover	116%	116%	143%	138%	77%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	51

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor B
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$29.10	$27.83	$26.29	$46.43	$38.81

Net investment income (loss)[1]	0.10	(0.05)	0.09	(0.06)	(0.04)
Net realized and unrealized gain (loss)[2]	(4.01)	1.42	1.45	(12.16)	13.74

Net increase (decrease) from investment operations	(3.91)	1.37	1.54	(12.22)	13.70

Dividends and distributions from:
Net investment income	(0.01)	(0.10)	–	(0.68)	(0.25)
Net realized gain	–	–	–	(7.24)	(5.83)

Total dividends and distributions	(0.01)	(0.10)	–	(7.92)	(6.08)

Net asset value, end of year	$25.18	$29.10	$27.83	$26.29	$46.43

Total Investment Return[3,4]
Based on net asset value	(13.45)%	4.92%	5.86%	(31.63)%[5]	38.89%

Ratios to Average Net Assets
Total expenses	2.32%	2.38%	2.49%	2.35%	2.37%

Total expenses excluding recoupment of past waived fees	2.32%	2.38%	2.49%	2.35%	2.37%

Total expenses after fees waived, reimbursed and paid indirectly	2.32%	2.38%	2.49%	2.35%	2.37%

Net investment income (loss)	0.34%	(0.18)%	0.41%	(0.15)%	(0.10)%

Supplemental Data
Net assets, end of year (000)	$15,568	$25,080	$33,094	$42,927	$102,624

Portfolio turnover	116%	116%	143%	138%	77%

See Notes to Financial Statements.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock International Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$28.92	$27.74	$26.21	$46.34	$38.78

Net investment income (loss)[1]	0.11	(0.02)	0.08	0.03	(0.03)
Net realized and unrealized gain (loss)[2]	(3.98)	1.39	1.45	(12.20)	13.71

Net increase (decrease) from investment operations	(3.87)	1.37	1.53	(12.17)	13.68

Dividends and distributions from:
Net investment income	(0.07)	(0.19)	–	(0.72)	(0.29)
Net realized gain	–	–	–	(7.24)	(5.83)

Total dividends and distributions	(0.07)	(0.19)	–	(7.96)	(6.12)

Net asset value, end of year	$24.98	$28.92	$27.74	$26.21	$46.34

Total Investment Return[3,4]
Based on net asset value	(13.44)%	4.95%	5.84%	(31.61)%[5]	38.91%

Ratios to Average Net Assets
Total expenses	2.31%	2.36%	2.49%	2.32%	2.36%

Total expenses excluding recoupment of past waived fees	2.31%	2.36%	2.49%	2.32%	2.36%

Total expenses after fees waived, reimbursed and paid indirectly	2.31%	2.36%	2.48%	2.32%	2.36%

Net investment income (loss)	0.37%	(0.06)%	0.38%	0.08%	(0.08)%

Supplemental Data
Net assets, end of year (000)	$169,481	$224,958	$187,246	$194,068	$255,980

Portfolio turnover	116%	116%	143%	138%	77%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	53

Financial Highlights	BlackRock Science & Technology Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.02	$7.79	$6.98	$9.03	$7.20	$8.72	$7.56	$6.80	$8.83	$7.07

Net investment loss[1]	(0.06)	(0.05)	(0.02)	(0.05)	(0.03)	(0.07)	(0.08)	(0.04)	(0.06)	(0.07)
Net realized and unrealized gain (loss)[2]	(0.35)	1.28	0.83	(2.00)	1.86	(0.33)	1.24	0.80	(1.97)	1.83

Net increase (decrease) from investment operations	(0.41)	1.23	0.81	(2.05)	1.83	(0.40)	1.16	0.76	(2.03)	1.76

Net asset value, end of year	$8.61	$9.02	$7.79	$6.98	$9.03	$8.32	$8.72	$7.56	$6.80	$8.83

Total Investment Return[3,4]
Based on net asset value	(4.55)%	15.79%[5]	11.60%[6]	(22.70)%	25.42%	(4.59)%	15.34%[7]	11.18%[8]	(22.99)%	24.89%

Ratios to Average Net Assets
Total expenses	1.46%	1.55%	1.90%	1.70%	1.91%	1.55%	1.76%	1.96%	2.01%	2.30%

Total expenses excluding recoupment of past waived fees	1.46%	1.55%	1.90%	1.70%	1.91%	1.54%	1.67%	1.96%	2.01%	2.30%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%	1.39%	1.36%	1.35%	1.35%	1.53%	1.74%	1.75%	1.73%	1.73%

Net investment loss	(0.60)%	(0.59)%	(0.27)%	(0.55)%	(0.44)%	(0.74)%	(0.94)%	(0.71)%	(0.75)%	(0.85)%

Supplemental Data
Net assets, end of year (000)	$33,982	$33,135	$27,013	$42,886	$1,449	$851	$659	$193	$106	$123

Portfolio turnover	103%	97%	158%	89%	92%	103%	97%	158%	89%	92%

See Notes to Financial Statements.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$8.62	$7.48	$6.73	$8.74	$7.00	$7.93	$6.94	$6.30	$8.26	$6.66

Net investment loss[1]	(0.09)	(0.08)	(0.04)	(0.06)	(0.06)	(0.16)	(0.14)	(0.08)	(0.13)	(0.12)
Net realized and unrealized gain (loss)[2]	(0.32)	1.22	0.79	(1.95)	1.80	(0.29)	1.13	0.72	(1.83)	1.72

Net increase (decrease) from investment operations	(0.41)	1.14	0.75	(2.01)	1.74	(0.45)	0.99	0.64	(1.96)	1.60

Net asset value, end of year	$8.21	$8.62	$7.48	$6.73	$8.74	$7.48	$7.93	$6.94	$6.30	$8.26

Total Investment Return[3,4]
Based on net asset value	(4.76)%	15.24%[9]	11.14%[10]	(23.00)%	24.86%	(5.68)%	14.27%[11]	10.16%[12]	(23.73)%	24.02%

Ratios to Average Net Assets
Total expenses	1.79%	1.82%	2.24%	2.04%	2.16%	2.67%	2.70%	3.13%	2.96%	3.01%

Total expenses excluding recoupment of past waived fees	1.71%	1.81%	2.24%	2.04%	2.16%	2.44%	2.65%	3.00%	2.96%	3.01%

Total expenses after fees waived, reimbursed and paid indirectly	1.78%	1.79%	1.77%	1.75%	1.73%	2.66%	2.69%	2.65%	2.65%	2.50%

Net investment loss	(0.98)%	(0.99)%	(0.68)%	(0.77)%	(0.80)%	(1.87)%	(1.90)%	(1.53)%	(1.70)%	(1.59)%

Supplemental Data
Net assets, end of year (000)	$106,632	$105,577	$83,734	$72,659	$21,632	$3,130	$4,390	$6,538	$11,473	$9,030

Portfolio turnover	103%	97%	158%	89%	92%	103%	97%	158%	89%	92%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.53%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 9.03%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.08%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.53%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.97%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.98%.
[12]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.30%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	55

Financial Highlights (concluded)	BlackRock Science & Technology Opportunities Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,			Period September 8, 2008[1] to September 30, 2008
	2011	2010	2009	2008	2007	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$7.92	$6.94	$6.29	$8.25	$6.66	$8.88	$7.72	$6.97	$7.38

Net investment loss[2]	(0.16)	(0.14)	(0.09)	(0.13)	(0.12)	(0.12)	(0.11)	(0.06)	(0.01)
Net realized and unrealized gain (loss)[3]	(0.29)	1.12	0.74	(1.83)	1.71	(0.33)	1.27	0.81	(0.40)

Net increase (decrease) from investment operations	(0.45)	0.98	0.65	(1.96)	1.59	(0.45)	1.16	0.75	(0.41)

Net asset value, end of period	$7.47	$7.92	$6.94	$6.29	$8.25	$8.43	$8.88	$7.72	$6.97

Total Investment Return[4,5]
Based on net asset value	(5.68)%	14.12%[6]	10.33%[7]	(23.76)%	23.87%	(5.07)%	15.03%[8]	10.76%[9]	(5.56)%[10]

Ratios to Average Net Assets
Total expenses	2.68%	2.73%	3.23%	2.73%	2.88%	2.00%	2.10%	2.42%	2.36%[11]

Total expenses excluding recoupment of past waived fees	2.59%	2.73%	3.23%	2.73%	2.88%	2.00%	2.10%	2.42%	2.36%[11]

Total expenses after fees waived, reimbursed and paid indirectly	2.67%	2.71%	2.68%	2.62%	2.61%	2.00%	2.09%	2.13%	2.13%[11]

Net investment loss	(1.88)%	(1.92)%	(1.59)%	(1.67)%	(1.69)%	(1.21)%	(1.29)%	(1.04)%	(1.49)%[11]

Supplemental Data
Net assets, end of period (000)	$27,651	$27,053	$22,575	$22,003	$9,755	$3,518	$2,961	$1,904	$1,362

Portfolio turnover	103%	97%	158%	89%	92%	103%	97%	158%	89%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.83%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.47%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.77%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.18%.
[10]	Aggregate total investment return.
[11]	Annualized.

See Notes to Financial Statements.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights	BlackRock U.S. Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$36.94	$32.20	$31.69	$37.05	$29.07	$35.40	$30.93	$30.58	$35.89	$28.28

Net investment income (loss)[1]	0.05	0.04	0.09	0.09	0.03	(0.12)	(0.11)	(0.01)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	(2.44)	4.77	0.42	(5.45)	7.95	(2.34)	4.58	0.35	(5.25)	7.70

Net increase (decrease) from investment operations	(2.39)	4.81	0.51	(5.36)	7.98	(2.46)	4.47	0.34	(5.31)	7.61

Dividends and distributions from:
Net investment income	–	(0.07)	(0.01)	–	–	–	–	–	–	–
Net realized capital gains	(0.69)	–	–	–	–	(0.50)	–	–	–	–

Total dividends and distributions	(0.69)	(0.07)	(0.01)	–	–	(0.50)	–	–	–	–

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of year	$33.86	$36.94	$32.20	$31.69	$37.05	$32.44	$35.40	$30.93	$30.58	$35.89

Total Investment Return[3]
Based on net asset value	(6.75)%[4]	14.96%[4,5]	1.63%[6]	(14.47)%[4]	27.45%[4]	(7.16)%[4]	14.45%[4,5]	1.14%[6]	(14.80)%[4]	26.91%[4]

Ratios to Average Net Assets
Total expenses	1.36%	1.30%	1.40%	1.42%	1.42%	1.57%	1.60%	1.71%	1.68%	1.69%

Total expenses excluding recoupment of past waived fees	1.36%	1.30%	1.40%	1.42%	1.42%	1.57%	1.60%	1.70%	1.68%	1.69%

Total expenses after fees waived, reimbursed and paid indirectly	1.03%	1.03%	1.01%	1.00%	1.01%	1.46%	1.48%	1.49%	1.43%	1.40%

Net investment income (loss)	0.12%	0.13%	0.36%	0.26%	0.09%	(0.30)%	(0.34)%	(0.06)%	(0.17)%	(0.28)%

Supplemental Data
Net assets, end of year (000)	$1,905,254	$1,588,509	$890,264	$298,166	$158,094	$183,604	$235,926	$191,318	$109,679	$43,763

Portfolio turnover	120%	123%	166%	164%	106%	120%	123%	166%	164%	106%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	57

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$35.02	$30.61	$30.29	$35.57	$28.03	$31.96	$28.16	$28.06	$33.20	$26.37

Net investment loss[1]	(0.13)	(0.12)	(0.04)	(0.08)	(0.10)	(0.40)	(0.35)	(0.17)	(0.31)	(0.32)
Net realized and unrealized gain (loss)	(2.31)	4.53	0.35	(5.20)	7.64	(2.06)	4.15	0.26	(4.83)	7.15

Net increase (decrease) from investment operations	(2.44)	4.41	0.31	(5.28)	7.54	(2.46)	3.80	0.09	(5.14)	6.83

Distributions from net realized capital gains	(0.50)	–	–	–	–	(0.39)	–	–	–	–

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of year	$32.08	$35.02	$30.61	$30.29	$35.57	$29.11	$31.96	$28.16	$28.06	$33.20

Total Investment Return[3]
Based on net asset value	(7.19)%[4]	14.41%[4,5]	1.06%[6]	(14.84)%[4]	26.90%[4]	(7.90)%[4]	13.49%[4,5]	0.36%[6]	(15.48)%[4]	25.90%[4]

Ratios to Average Net Assets
Total expenses	1.59%	1.64%	1.76%	1.73%	1.77%	2.39%	2.44%	2.59%	2.56%	2.56%

Total expenses excluding recoupment of past waived fees	1.59%	1.64%	1.75%	1.73%	1.77%	2.37%	2.44%	2.59%	2.56%	2.56%

Total expenses after fees waived, reimbursed and paid indirectly	1.49%	1.51%	1.56%	1.48%	1.48%	2.28%	2.30%	2.27%	2.22%	2.23%

Net investment loss	(0.34)%	(0.37)%	(0.15)%	(0.22)%	(0.32)%	(1.12)%	(1.18)%	(0.77)%	(0.95)%	(1.06)%

Supplemental Data
Net assets, end of year (000)	$888,293	$1,158,626	$855,127	$495,656	$228,668	$15,047	$20,255	$21,849	$20,998	$35,928

Portfolio turnover	120%	123%	166%	164%	106%	120%	123%	166%	164%	106%

See Notes to Financial Statements.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$31.95	$28.14	$28.04	$33.18	$26.34

Net investment loss[1]	(0.38)	(0.33)	(0.19)	(0.30)	(0.32)
Net realized and unrealized gain (loss)	(2.07)	4.14	0.28	(4.84)	7.16

Net increase (decrease) from investment operations	(2.45)	3.81	0.09	(5.14)	6.84

Distributions from net realized capital gains	(0.39)	–	–	–	–

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of year	$29.11	$31.95	$28.14	$28.04	$33.18

Total Investment Return[3]
Based on net asset value	(7.87)%[4]	13.54%[4,5]	0.36%[6]	(15.49)%[4]	25.97%[4]

Ratios to Average Net Assets
Total expenses	2.34%	2.39%	2.52%	2.46%	2.51%

Total expenses excluding recoupment of past waived fees	2.33%	2.38%	2.52%	2.46%	2.51%

Total expenses after fees waived, reimbursed and paid indirectly	2.24%	2.27%	2.28%	2.21%	2.20%

Net investment loss	(1.08)%	(1.12)%	(0.85)%	(0.95)%	(1.04)%

Supplemental Data
Net assets, end of year (000)	$282,586	$334,958	$238,819	$145,626	$88,826

Portfolio turnover	120%	123%	166%	164%	106%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	59

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2011, the Trust had 27 series, of which BlackRock Global Opportunities Portfolio (“Global Opportunities”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”), BlackRock International Opportunities Portfolio (“International Opportunities”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”) (collectively the “Funds”) are included in these financial statements. Each of the Funds, except Health Sciences Opportunities, is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations: The Board of Trustees of the Trust (the “Board”) and of Global Opportunities and the Board of Directors and shareholders of BlackRock Global Growth Fund, Inc. (“Global Growth”) approved the reorganization of Global Growth into Global Opportunities pursuant to which Global Opportunities acquired substantially all of the assets and assumed certain stated liabilities of Global Growth in exchange for an equal aggregate value of Global Opportunities shares.

Each shareholder of Global Growth received shares of Global Opportunities with the same class designation and an aggregate NAV of such shareholder’s Global Growth shares, as determined at the close of business on September 9, 2011. In connection with the reorganization, Global Opportunities issued newly created Class R Shares.

The reorganization was accomplished by a tax-free exchange of shares of Global Opportunities in the following amounts and at the following conversion ratios:

	Global Growth Shares Prior to Reorganization	Conversion Ratio	Shares of Global Opportunities
Institutional	3,509,188	1.33658929	4,690,343
Investor A	14,755,527	1.32869118	19,605,539
Investor B	367,181	1.29848147	476,778
Investor C	3,757,078	1.29501571	4,865,475
Class R	1,252,737	1.28821323	1,613,792

Global Growth’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Depreciation
$304,152,785	$462,591,696	$180,888	$(135,908,279)	$(22,711,520)

For financial reporting purposes, assets received and shares issued by Global Opportunities were recorded at fair value; however, the cost basis of the investments received from Global Growth was carried forward to align ongoing reporting of Global Opportunities’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Global Opportunities immediately after the acquisition amounted to $373,249,936. Global Growth’s fair value and cost of investments prior to the reorganization were $320,739,432 and $298,207,845, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to both Global Growth and Global Opportunities with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of Global Opportunities, the pro forma results of operations for the year ended September 30, 2011, were as follows:

•	Net investment income: $2,320,634

•	Net realized and change in unrealized gain/loss on investments: $(41,230,418)

•	Net decrease in the net assets resulting from operations: $(38,909,784)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Growth that have been included in the Global Opportunities’ Statement of Operations since September 12, 2011.

60	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

Reorganization costs incurred by Global Opportunities in connection with the reorganization were expensed by Global Opportunities.

The Board of Health Sciences Opportunities and the Board of Directors and shareholders of BlackRock Healthcare Fund, Inc. (“Healthcare”) approved the reorganization of Healthcare into Health Sciences Opportunities pursuant to which Health Sciences Opportunities acquired substantially all of the assets and assumed certain stated liabilities of Healthcare in exchange for an equal aggregate value of Health Sciences Opportunities shares.

Each shareholder of Healthcare received shares of Health Sciences Opportunities with the same class designation and an aggregate NAV of such shareholder’s Healthcare shares, as determined at the close of business on September 9, 2011. In connection with the reorganization, Health Sciences Opportunities issued newly created Class R Shares.

The reorganization was accomplished by a tax-free exchange of shares of Health Sciences Opportunities in the following amounts and at the following conversion ratios:

	Healthcare Shares Prior to Reorganization	Conversion Ratio	Shares of Health Sciences Opportunities
Institutional	13,244,297	0.19034241	2,520,951
Investor A	27,277,774	0.16917605	4,614,746
Investor B	2,622,885	0.10066507	264,033
Investor C	17,312,942	0.10007561	1,732,603
Class R	3,541,881	0.09820156	347,818

Healthcare’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Net Unrealized Appreciation
$265,090,492	$262,990,491	$(202,292)	$(913,655)	$3,215,948

For financial reporting purposes, assets received and shares issued by Health Sciences Opportunities were recorded at fair value; however, the cost basis of the investments received from Healthcare was carried forward to align ongoing reporting of Health Sciences Opportunities’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Health Sciences Opportunities immediately after the acquisition amounted to $1,597,073,853. Healthcare’s fair value and cost of investments prior to the reorganization were $263,048,253 and $265,906,507, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to Healthcare and Health Sciences Opportunities with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on October 1, 2010; the beginning of the annual reporting period of Health Sciences Opportunities, the pro forma results of operations for the year ended September 30, 2011, were as follows:

•	Net investment loss: $(7,044,861)

•	Net realized and change in unrealized gain/loss on investments: $(518,793)

•	Net decrease in the net assets resulting from operations: $(7,563,654)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Healthcare that have been included in the Health Sciences Opportunities’ Statement of Operations since September 12, 2011.

Reorganization costs incurred by Health Sciences Opportunities in connection with the reorganization were paid by the Manager.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which, is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to

BLACKROCK FUNDS	SEPTEMBER 30, 2011	61

Notes to Financial Statements (continued)

25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Redemptions-In-Kind: During the year ended September 30, 2010, International Opportunities transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of

62	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2011, the participating Funds accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2011. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon

BLACKROCK FUNDS	SEPTEMBER 30, 2011	63

Notes to Financial Statements (continued)

minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds, except for Global Opportunities, Health Sciences Opportunities and Science & Technology Opportunities, purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between a Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds, except for U.S. Opportunities, enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds, except for International Opportunities and Science & Technology Opportunities, purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

64	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2011
Asset Derivatives
	Statements of Assets and Liabilities Location	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
	Unrealized appreciation on foreign
Foreign currency exchange contracts	currency exchange contracts	$4,339,767	$10,309,259	$46,251,959	$1,199,300

Liability Derivatives
	Statements of Assets and Liabilities Location	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
	Unrealized depreciation on foreign	$5,719,900	$5,007,181	$44,433,226	$377,257	–
Foreign currency exchange contracts	currency exchange contracts
	Net unrealized appreciation/	–	–	1,617,815	–	$10,765,517
Equity contracts	depreciation*

Total		$5,719,900	$5,007,181	$46,051,041	$377,257	$10,765,517

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2011
Net Realized Gain (Loss) From
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts:
Foreign currency exchange contracts	$941,004	$(14,586,997)	$27,679,834	$(638,967)	–
Equity contracts:
Financial futures contracts	–	–	–	–	$(16,207,832)
Options	81,994	2,648,161	–	–	(59,287)

Total	$1,022,998	$(11,938,836)	$27,679,834	$(638,967)	$(16,267,119)

Net Change in Unrealized Appreciation/Depreciation on
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts:
Foreign currency exchange contracts	$(1,695,008)	$10,153,716	$(9,537,204)	$1,118,777	–
Equity contracts:
Financial futures contracts	–	–	(1,617,815)	–	$(10,765,517)
Options	(578)	94,332	–	–	–

Total	$(1,695,586)	$10,248,048	$(11,155,019)	$1,118,777	$(10,765,517)

For the year ended September 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Financial futures contracts:
Average number of contracts purchased	–	–	143	–	530
Average notional value of contracts purchased	–	–	$8,022,750	–	$33,983,463
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	31	23	38	12	–
Average number of contracts – US dollars sold	41	15	32	5	–
Average US dollar amounts purchased	$53,456,099	$144,376,026	$640,844,922	$10,086,474	–
Average US dollar amounts sold	$62,341,258	$47,649,010	$475,761,635	$3,447,275	–
Options:
Average number of option contracts written	1	1	–	–	1
Average notional value of option contracts written	$7,275	$184,516	–	–	$125,096

BLACKROCK FUNDS	SEPTEMBER 30, 2011	65

Notes to Financial Statements (continued)

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Funds entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater Than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750%	0.700%	0.675%	0.650%
International Opportunities	1.000%	0.950%	0.900%	0.850%
U.S. Opportunities	1.100%	1.050%	1.025%	1.000%

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the year ended September 30, 2011, the amounts included in fees waived by advisor were as follows:

Global Opportunities	$100,404
Science & Technology Opportunities	$463
U.S. Opportunities	$4,233,235

The expense limitations as a percentage of average daily net assets are as follows:

	Global Opportunities	Health Sciences Opportunities[2]	International Opportunities[2]	Science & Technology Opportunities[2]	U.S. Opportunities[2]
Institutional	1.06%[1]	1.25%	1.49%	1.39%	1.03%
Service	1.70%[2,3]	1.55%	1.80%	1.78%	1.65%
Investor A	1.33%[1]	1.55%	1.98%	1.80%	1.65%
Investor B	2.18%[1]	2.25%	2.75%	2.73%	2.32%
Investor C	2.14%[1]	2.25%	2.75%	2.73%	2.32%
Class R	1.72%[1]	1.81%	2.18%[3]	2.57%	2.39%[3]
[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the Independent Trustees.
[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012 unless approved by the Board, including a majority of the Independent Trustees.
[3]	There were no shares outstanding as of September 30, 2011.

Prior to September 12, 2011, the expense limitations as a percentage of average daily net assets of Global Opportunities were as follows:

Global Opportunities
Institutional	1.39%
Service	1.70%[1]
Investor A	1.70%
Investor B	2.47%
Investor C	2.47%
Class R	3.70%
[1]	There were no shares outstanding as of September 30, 2011.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended September 30, 2011, the amounts waived were as follows:

Global Opportunities	$1,340
Health Sciences Opportunities	$45,452
International Opportunities	$43,641
Science & Technology Opportunities	$5,525
U.S. Opportunities	$120,295

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, to serve as sub-advisor for a portion of the assets of Global Opportunities and with BlackRock International, Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for International Opportunities. The Manager pays BFM and BIL, for services they provide, a monthly fee that

66	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$2,278	–	$11,116	$1,271	$5,020	–	$19,685
Health Sciences Opportunities	–	$764	–	–	–	–	$764
International Opportunities	–	$121	–	–	–	–	$121
Science & Technology Opportunities	$786	$63	$105,481	$9,621	$30,036	$64	$146,051
U.S. Opportunities	–	$683	–	$2,710	$32,028	–	$35,421

On September 30, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2012	2013
Global Opportunities	$27,177	$166,873
International Opportunities	–	$1,304
Science & Technology Opportunities	$49,327	$46,717
U.S. Opportunities	$5,213,829	$9,403,932

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2011:

Global Opportunities	$88,866
Science & Technology Opportunities	$438,118
U.S. Opportunities	$3,487,859

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$6,266
Health Sciences Opportunities	$112,118
International Opportunities	$80,691
Science & Technology Opportunities	$18,878
U.S. Opportunities	$74,477

For the year ended September 30, 2011, affiliates received the following CDSC relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Global Opportunities	–	$14,162	$3,022
Health Sciences Opportunities	$15,793	$64,292	$37,434
International Opportunities	$28,663	$33,474	$26,374
Science & Technology Opportunities	$45	$4,788	$4,768
U.S. Opportunities	$22,662	$44,517	$57,271

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2011, the Funds paid the following to affiliates in return for

BLACKROCK FUNDS	SEPTEMBER 30, 2011	67

Notes to Financial Statements (continued)

these services, which are included in transfer agent – class specific in the Statements of Operations:

Global Opportunities	$11
Health Sciences Opportunities	$205
International Opportunities	$552,935
Science & Technology Opportunities	$3,251
U.S. Opportunities	$601,761

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

Call Center	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$471	–	$2,139	$468	$1,201	$21	$4,300
Health Sciences Opportunities	$5,391	$947	$49,820	$3,847	$15,014	$21	$75,040
International Opportunities	$9,097	$1,323	$28,964	$1,991	$14,125	–	$55,500
Science & Technology Opportunities	$3,815	$90	$7,540	–	$2,780	$145	$14,370
U.S. Opportunities	$208,831	$3,638	$55,774	$1,781	$22,670	–	$292,694

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2011, the Funds paid the following to affiliates in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

Global Opportunities	$45,080
Health Sciences Opportunities	$843,668
International Opportunities	$1,274,708
Science & Technology Opportunities	$120,615
U.S. Opportunities	$1,963,186

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending – affiliated in the Statements of Operations. For the year ended September 30, 2011, BIM received $258,061 in securities lending agent fees related to securities lending activities for the Funds.

For the year ended September 30, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses:

Administration Fees	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$6,003	–	$12,640	$941	$5,737	$227	$25,548
Health Sciences Opportunities	$66,534	$3,309	$159,403	$11,842	$76,308	$141	$317,537
International Opportunities	$200,668	$17,036	$177,142	$5,822	$57,925	–	$458,593
Science & Technology Opportunities	$10,002	$245	$30,475	$1,080	$7,905	$1,003	$50,710
U.S. Opportunities	$262,461	$61,710	$212,286	$5,139	$95,502	–	$637,098

68	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

Administration Fees Waived	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$3,519	–	$7,505	$282	$3,294	$227	$14,827
International Opportunities	–	$719	–	–	–	–	$719
Science & Technology Opportunities	$7,370	$15	$1,859	–	$475	$43	$9,762
U.S. Opportunities	$262,461	–	$549	$1	–	–	$263,011

Service and Distribution Fees	Share Classes
	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	–	$126,311	$37,615	$229,630	$4,534	$398,090
Health Sciences Opportunities	$33,049	$1,822,800	$473,537	$3,053,249	$2,826	$5,385,461
International Opportunities	$170,152	$2,119,128	$232,825	$2,319,394	–	$4,841,499
Science & Technology Opportunities	$2,455	$304,760	$42,877	$316,330	$20,082	$686,504
U.S. Opportunities	$617,213	$3,137,505	$205,675	$3,825,174	–	$7,785,567

Transfer Agent Fees	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$33,079	–	$69,645	$5,133	$41,657	$3,234	$152,748
Health Sciences Opportunities	$341,125	$24,607	$1,400,561	$88,711	$453,884	$2,037	$2,310,925
International Opportunities	$1,621,143	$200,305	$1,511,863	$47,588	$450,021	–	$3,830,920
Science & Technology Opportunities	$126,637	$1,450	$384,263	$13,438	$141,129	$14,245	$681,162
U.S. Opportunities	$4,913,521	$386,644	$2,425,654	$43,362	$651,106	–	$8,420,287

Transfer Agent Fees Waived	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$313	–	$510	$98	$705	$21	$1,647
International Opportunities	–	$37	–	–	–	–	$37
Science & Technology Opportunities	$2,667	$8	$584	–	$223	$11	$3,493
U.S. Opportunities	$208,831	–	–	–	–	–	$208,831

Transfer Agent Fees Reimbursed	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$15,893	–	$21,021	$888	$10,453	$1,739	$49,994
International Opportunities	–	$547	–	–	–	–	$547
Science & Technology Opportunities	$16,935	$106	$13,871	–	$2,063	$24	$32,999
U.S. Opportunities	$4,698,855	–	–	–	–	–	$4,698,855

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2011, were as follows:

	Purchases	Sales
Global Opportunities	$150,110,126	$142,133,347
Health Sciences Opportunities	$1,775,942,025	$1,752,453,365
International Opportunities	$2,500,170,764	$2,467,316,577
Science & Technology Opportunities	$202,543,173	$199,644,681
U.S. Opportunities	$4,896,588,043	$4,765,388,134

Transactions in options written for the year ended September 30, 2011, were as follows:

	Global Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	1,088	$40,939	1,056	$30,178
Options written	271	11,888	601	17,212
Options expired	(589)	(30,077)	(1,657)	(47,390)
Options closed	(32)	(4,791)	–	–
Options exercised	(738)	(17,959)	–	–
Outstanding options, at end of year	–	–	–	–

BLACKROCK FUNDS	SEPTEMBER 30, 2011	69

Notes to Financial Statements (continued)

	Health Sciences Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	1,320	$117,460	844	$96,738
Options written	22,941	2,398,355	26,868	2,556,952
Options expired	(17,150)	(1,806,539)	(16,358)	(1,620,718)
Options closed	(4,947)	(487,654)	(10,844)	(993,525)
Options exercised	(2,164)	(221,622)	(510)	(39,447)

Outstanding options, at end of year	–	–	–	–

	U.S. Opportunities
	Calls
	Contracts	Premiums Received
Outstanding options, at beginning of year	–	–
Options written	6,826	$500,381
Options closed	(6,826)	(500,381)

Outstanding options, at end of year	–	–

5. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds’ rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the year ended September 30, 2011.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2011 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses, the reclassification of distributions, income recognized from pass-through entities and limitations on the utilization of capital loss carryforwards were reclassified to the following accounts:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Paid-in capital	$(2,208,368)	–	–	$(2,070,428)	$(116)
Undistributed (distributions in excess of) net investment income (loss)	$838,489	$(4,880,064)	$13,279,966	$1,515,331	$4,214,312
Accumulated net realized gain (loss)	$1,369,879	$4,880,064	$(13,279,966)	$555,097	$(4,214,196)

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	U.S. Opportunities
Ordinary income
9/30/11	$280,008	$21,499,014	$19,200,189	$19,000,183
9/30/10	$950,011	–	$22,500,192	$2,096,451
Long-term capital gain
9/30/11	–	$32,423,914	–	$38,664,237
9/30/10	–	–	–	$64

Total
9/30/11	$280,008	$53,922,928	$19,200,189	$57,664,420

9/30/10	$950,011	–	$22,500,192	$2,096,515

70	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

As of September 30, 2011, the tax components of accumulated net earnings (losses) were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Undistributed ordinary income	–	$10,048,750	$25,144,450	–	$40,609,157
Undistributed long-term capital gains	–	71,007,805	–	–	307,784,848
Capital loss carryforwards	$(154,173,956)	–	(73,751,008)	$(58,653,831)	–
Net unrealized gains (losses)*	(41,409,755)	53,386,767	(205,497,358)	900,696	(187,560,396)

Total	$(195,583,711)	$134,443,322	$(254,103,916)	$(57,753,135)	$160,833,609

*	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the deferral of post-October currency losses for tax purposes, the timing and recognition of partnership income and other temporary differences.

As of September 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Global Opportunities	International Opportunities	Science & Technology Opportunities
2015	$25,919,213	–	$53,421,695
2016	106,463,888	–	–
2017	11,844,687	$10,669,404	4,448,928
2018	6,825,363	63,081,604	–
2019	–	–	783,208
No expiration date*	3,120,805	–	–

Total	$154,173,956	$73,751,008	$58,653,831

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after September 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

*	Not subject to expiration and must be utilized prior to losses subject to expiration.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of September 30, 2011, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting the health care sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2011, Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Science & Technology Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2011, Global Opportunities invested from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

As of September 30, 2011, the Funds listed below had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Commercial Banks	8%	12%
Oil, Gas & Consumable Fuels	8	7
Pharmaceuticals	6	5
Food Products	5	7
Semiconductors & Semiconductor Equipment	5	–
Insurance	–	6
Metals & Mining	–	5
Diversified Telecommunication Services	–	5
Other*	68	53

*	All other industries held were each less than 5% of long-term investments.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	71

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
Global Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares issued in the reorganization[1]	4,690,343	$46,049,322	–	–
Shares sold	550,794	6,086,117	849,097	$8,601,285
Shares issued in reinvestment of dividends	11,360	128,593	22,035	228,067

Total issued	5,252,497	52,264,032	871,132	8,829,352
Shares redeemed	(1,004,993)	(11,033,445)	(483,343)	(4,897,729)

Net increase	4,247,504	$41,230,587	387,789	$3,931,623

Investor A
Shares issued in the reorganization[1]	19,605,539	$191,318,695	–	–
Shares sold and automatic conversion of shares	760,598	8,385,507	1,648,585	$16,879,211
Shares issued in reinvestment of dividends	10,826	122,113	37,120	382,705

Total issued	20,376,963	199,826,315	1,685,705	17,261,916
Shares redeemed	(1,424,020)	(15,313,906)	(2,403,699)	(24,190,958)

Net increase (decrease)	18,952,943	$184,512,409	(717,994)	$(6,929,042)

Investor B
Shares issued in the reorganization[1]	476,778	$4,571,444	–	–
Shares sold	8,464	96,689	15,124	$157,407
Shares issued in reinvestment of dividends	–	–	1,020	10,452

Total issued	485,242	4,668,133	16,144	167,859
Shares redeemed and automatic conversion of shares	(94,007)	(1,002,860)	(103,607)	(1,030,634)

Net increase (decrease)	391,235	$3,665,273	(87,463)	$(862,775)

Investor C
Shares issued in the reorganization[1]	4,865,475	$46,465,289	–	–
Shares sold	308,404	3,430,169	692,488	$7,002,447
Shares issued in reinvestment of dividends	–	–	7,906	80,730

Total issued	5,173,879	49,895,458	700,394	7,083,177
Shares redeemed	(598,941)	(6,374,896)	(445,630)	(4,433,703)

Net increase	4,574,938	$43,520,562	254,764	$2,649,474

	Period September 12, 2011[2] to September 30, 2011
	Shares	Amount
Class R
Shares issued in the reorganization[1]	1,613,792	$15,748,035
Shares sold	36,132	355,964

Total issued	1,649,924	16,103,999
Shares redeemed	(42,000)	(399,037)

Net increase	1,607,924	$15,704,962

72	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

	Year Ended September 30, 2011		Year Ended September 30, 2010
Health Sciences Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares issued in the reorganization[1]	2,520,951	$72,864,825	–	–
Shares sold	5,310,915	165,243,096	4,377,553	$124,599,874
Shares issued in reinvestment of dividends and distributions	342,151	9,686,180	–	–

Total issued	8,174,017	247,794,101	4,377,553	124,599,874
Shares redeemed	(3,625,515)	(109,106,448)	(2,859,254)	(80,233,516)

Net increase	4,548,502	$138,687,653	1,518,299	$44,366,358

Service
Shares sold	282,548	$8,479,494	287,727	$8,018,559
Shares issued in reinvestment of distributions	17,268	477,975	–	–

Total issued	299,816	8,957,469	287,727	8,018,559
Shares redeemed	(234,131)	(6,889,355)	(188,100)	(5,144,151)

Net increase	65,685	$2,068,114	99,627	$2,874,408

Investor A
Shares issued in the reorganization[1]	4,614,746	$129,864,024	–	–
Shares sold and automatic conversion of shares	8,538,548	256,119,158	12,991,333	$364,149,875
Shares issued in reinvestment of distributions	1,055,037	29,150,534	–	–

Total issued	14,208,331	415,133,716	12,991,333	364,149,875
Shares redeemed	(8,979,890)	(263,921,203)	(7,371,750)	(201,512,857)

Net increase	5,228,441	$151,212,513	5,619,583	$162,637,018

Investor B
Shares issued in the reorganization[1]	264,033	$6,971,367	–	–
Shares sold	23,409	663,728	38,251	$999,807
Shares issued in reinvestment of distributions	62,470	1,628,570	–	–

Total issued	349,912	9,263,665	38,251	999,807
Shares redeemed and automatic conversion of shares	(404,936)	(11,242,595)	(609,597)	(15,800,121)

Net decrease	(55,024)	$(1,978,930)	(571,346)	$(14,800,314)

Investor C
Shares issued in the reorganization[1]	1,732,603	$45,602,289	–	–
Shares sold	1,964,605	55,634,617	2,752,597	$72,487,811
Shares issued in reinvestment of distributions	398,100	10,342,259	–	–

Total issued	4,095,308	111,579,165	2,752,597	72,487,811
Shares redeemed	(2,395,905)	(66,305,169)	(2,470,720)	(63,412,662)

Net increase	1,699,403	$45,273,996	281,877	$9,075,149

	Period September 12, 2011[1] to September 30, 2011
	Shares	Amount
R Class
Shares issued in the reorganization[1]	347,818	$9,787,987
Shares sold	11,745	335,213

Total issued	359,563	10,123,200
Shares redeemed	(17,412)	(498,734)

Net increase	342,151	$9,624,466

[1]	See Note 1 regarding the reorganization.
[2]	Commencement of Operations.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	73

Notes to Financial Statements (continued)

	Year Ended September 30, 2011		Year Ended September 30, 2010
International Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	16,478,827	$566,277,414	15,833,954	$489,809,653
Shares issued in reinvestment of dividends	214,265	7,418,383	222,983	7,057,462

Total issued	16,693,092	573,695,797	16,056,937	496,867,115
Shares redeemed	(13,232,744)	(457,095,405)	(13,048,914)	(400,339,094)[1]

Net increase	3,460,348	$116,600,392	3,008,023	$96,528,021

[1]	Includes 2,245,160 shares redeemed in exchange for cash and securities representing redemptions-in-kind with a value of $58,038,593.

Service
Shares sold	310,969	$10,329,417	887,699	$26,687,267
Shares issued in reinvestment of dividends	13,386	448,013	33,306	1,018,839

Total issued	324,355	10,777,430	921,005	27,706,106
Shares redeemed	(802,715)	(26,887,480)	(1,438,351)	(42,459,559)

Net decrease	(478,360)	$(16,110,050)	(517,346)	$(14,753,453)

Investor A
Shares sold and automatic conversion of shares	9,774,128	$314,050,543	15,454,256	$461,122,872
Shares issued in reinvestment of dividends	211,387	7,007,357	270,254	8,194,214

Total issued	9,985,515	321,057,900	15,724,510	469,317,086
Shares redeemed	(9,380,973)	(312,127,798)	(10,515,654)	(306,576,481)

Net increase	604,542	$8,930,102	5,208,856	$162,740,605

Investor B
Shares sold	10,981	$340,576	33,218	$946,432
Shares issued in reinvestment of dividends	200	6,178	3,502	99,198

Total issued	11,181	346,754	36,720	1,045,630
Shares redeemed and automatic conversion of shares	(254,785)	(7,867,647)	(363,999)	(9,977,108)

Net decrease	(243,604)	$(7,520,893)	(327,279)	$(8,931,478)

Investor C
Shares sold	1,317,687	$40,785,132	2,972,527	$82,523,006
Shares issued in reinvestment of dividends	15,662	481,446	45,054	1,268,739

Total issued	1,333,349	41,266,578	3,017,581	83,791,745
Shares redeemed	(2,327,389)	(71,180,146)	(1,988,711)	(53,894,439)

Net increase (decrease)	(994,040)	$(29,913,568)	1,028,870	$29,897,306

74	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

	Year Ended September 30, 2011		Year Ended September 30, 2010
Science & Technology Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	1,206,173	$12,255,183	1,146,648	$9,534,467
Shares redeemed	(935,690)	(9,390,243)	(939,993)	(7,764,198)

Net increase	270,483	$2,864,940	206,655	$1,770,269

Service
Shares sold	76,484	$728,734	67,818	$549,661
Shares redeemed	(49,792)	(484,979)	(17,745)	(141,844)

Net increase	26,692	$243,755	50,073	$407,817

Investor A
Shares sold and automatic conversion of shares	4,564,043	$43,817,474	4,723,708	$37,850,533
Shares redeemed	(3,812,838)	(36,639,657)	(3,677,648)	(29,387,344)

Net increase	751,205	$7,177,817	1,046,060	$8,463,189

Investor B
Shares sold	68,629	$598,949	73,106	$535,484
Shares redeemed and automatic conversion of shares	(203,615)	(1,789,504)	(461,875)	(3,425,102)

Net decrease	(134,986)	$(1,190,555)	(388,769)	$(2,889,618)

Investor C
Shares sold	1,125,911	$10,129,287	1,261,942	$9,411,537
Shares redeemed	(840,174)	(7,390,677)	(1,102,694)	(8,187,794)

Net increase	285,737	$2,738,610	159,248	$1,223,743

Class R
Shares sold	252,128	$2,505,574	208,277	$1,739,047
Shares redeemed	(168,337)	(1,660,869)	(121,279)	(994,895)

Net increase	83,791	$844,705	86,998	$744,152

BLACKROCK FUNDS	SEPTEMBER 30, 2011	75

Notes to Financial Statements (concluded)

	Year Ended September 30, 2011		Year Ended September 30, 2010
U.S. Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	34,490,335	$1,403,849,188	25,246,071	$850,022,169
Shares issued in reinvestment of dividends and distributions	562,799	22,489,473	42,391	1,381,935

Total issued	35,053,134	1,426,338,661	25,288,462	851,404,104
Shares redeemed	(21,778,639)	(883,122,611)	(9,932,437)	(339,463,498)

Net increase	13,274,495	$543,216,050	15,356,025	$511,940,606

Service
Shares sold	746,753	$29,457,121	2,012,161	$65,601,965
Shares issued in reinvestment of distributions	84,568	3,249,935	–	–

Total issued	831,321	32,707,056	2,012,161	65,601,965
Shares redeemed	(1,835,825)	(71,884,470)	(1,532,500)	(50,225,212)

Net increase (decrease)	(1,004,504)	$(39,177,414)	479,661	$15,376,753

Investor A
Shares sold and automatic conversion of shares	8,996,743	$349,422,572	15,243,015	$493,415,271
Shares issued in reinvestment of distributions	413,341	15,711,130	–	–

Total issued	9,410,084	365,133,702	15,243,015	493,415,271
Shares redeemed	(14,804,518)	(575,969,728)	(10,093,424)	(327,043,736)

Net increase (decrease)	(5,394,434)	$(210,836,026)	5,149,591	$166,371,535

Investor B
Shares sold	19,782	$714,834	43,870	$1,306,636
Shares issued in reinvestment of distributions	6,293	218,440	–	–

Total issued	26,075	933,274	43,870	1,306,636
Shares redeemed and automatic conversion of shares	(142,776)	(5,054,884)	(185,991)	(5,541,650)

Net decrease	(116,701)	$(4,121,610)	(142,121)	$(4,235,014)

Investor C
Shares sold	2,022,997	$71,961,051	3,954,267	$117,580,359
Shares issued in reinvestment of distributions	114,346	3,967,782	–	–

Total issued	2,137,343	75,928,833	3,954,267	117,580,359
Shares redeemed	(2,912,160)	(101,772,168)	(1,957,272)	(58,126,374)

Net increase (decrease)	(774,817)	$(25,843,335)	1,996,995	$59,453,985

There is a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees are collected and retained by the Funds for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

76	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio, five of the twenty-seven series constituting BlackRock Funds (the “Funds”), as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the periods in the year then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Philadelphia, Pennsylvania November 23, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the taxable year ended September 30, 2011:

	Payable Date	Qualified Dividend Income for Individuals	Dividends Qualifying for the Dividends Received Deduction for Corporations	Foreign Source Income	Foreign Taxes Paid Per Share*	Qualified Short-Term Capital Gains for Non-U.S. Residents
BlackRock Global Opportunities Portfolio	12/15/10	100.00%	50.18%	–	–	–
BlackRock Health Sciences Opportunities Portfolio	12/10/10	56.86%	40.00%	–	–	100.00%[2]
BlackRock International Opportunities Portfolio	12/15/10	90.73%[1]	–	72.80%[1]	$0.062187	–
BlackRock U.S. Opportunities Portfolio	12/03/10	53.14%	56.80%	–	–	100.00%[2]

[1]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
*	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Additionally, Health Science Opportunities paid a long-term gain distribution of $0.748768 per share to shareholders of record on December 8, 2010. Furthermore, U.S. Opportunities also paid a long-term gain distribution of $0.388978 per share to shareholders of record on December 1, 2010.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	77

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 5, 2011 and May 17-18, 2011 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Global Opportunities Portfolio (“Global Opportunities Portfolio”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”), BlackRock International Opportunities Portfolio (“International Opportunities Portfolio”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities Portfolio”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities Portfolio,” each a “Fund,” and together with Global Opportunities Portfolio, Health Sciences Opportunities Portfolio, International Opportunities Portfolio and Science & Technology Opportunities Portfolio, the “Funds”), each a series of the Trust. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc. (“BFM”) with respect to Global Opportunities Portfolio and the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL,” and together with BFM, the “Sub-Advisors”) with respect to International Opportunities Portfolio (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”.

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 5, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and, with respect to Health Sciences Opportunities Portfolio and Science & Technology Opportunities Portfolio, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment

78	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 5, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 5, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 17-18, 2011 Board meeting.

At an in-person meeting held on May 17-18, 2011, the Board, including the Independent Board Members, unanimously approved (i) the continuation of the Advisory Agreement between the Manager and the Trust on behalf of each Fund, (ii) the continuation of the Sub-Advisory Agreement between the Manager and BFM with respect to Global Opportunities Portfolio and (iii) the continuation of the Sub-Advisory Agreement between the Manager and BIL with respect to International Opportunities Portfolio, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 5, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category and, with respect to Health Sciences Opportunities Portfolio and Science & Technology Opportunities Portfolio, the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight and Contract

BLACKROCK FUNDS	SEPTEMBER 30, 2011	79

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that, in general, U.S. Opportunities Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Board noted that, in general, Global Opportunities Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in two of the one-year, three-year and since-inception periods reported.

The Board noted that, in general, Health Sciences Opportunities Portfolio and Science & Technology Opportunities Portfolio each performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group in two of the one-, three- and five-year periods reported.

The Board noted that, in general, International Opportunities Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in two of the one-, three- and five-year periods reported.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to Be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) of each of Global Opportunities Portfolio and Health Sciences Opportunities Portfolio was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that each Fund’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid the Fund’s Peers.

The Board noted that Science & Technologies Opportunities Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that although the Fund’s contractual management fee ratio was above the median contractual management fee ratio paid by the Fund’s Peers, the contractual management fee ratio was in the third quartile.

The Board noted that the contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) of each of International Opportunities Portfolio and U.S. Opportunities Portfolio was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

80	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board also noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses with respect to each of the Funds in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved (i) the continuation of the Advisory Agreement between the Manager and the Trust on behalf of each Fund, (ii) the continuation of the Sub-Advisory Agreement between the Manager and BFM with respect to Global Opportunities Portfolio and (iii) the continuation of the Sub-Advisory Agreement between the Manager and BIL with respect to International Opportunities Portfolio, each for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	81

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

82	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]         Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]         Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 286 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 286 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	83

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 22, 2011, Richard S. Davis resigned as Trustee of the Trust and Paul L. Audet became Trustee of the Trust.

84	BLACKROCK FUNDS	SEPTEMBER 30, 2011

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor - Global Opportunities Portfolio BlackRock Financial Management, Inc. New York, NY 10055	Sub-Advisor - International Opportunities Portfolio BlackRock International, Ltd. Edinburgh, Scotland EH3 8JB	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Sidley Austin LLP New York, NY 10019

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	85

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

86	BLACKROCK FUNDS	SEPTEMBER 30, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund BlackRock Core Bond Portfolio BlackRock Emerging Market Debt Portfolio BlackRock Floating Rate Income Portfolio BlackRock GNMA Portfolio BlackRock High Yield Bond Portfolio

BlackRock Income Builder Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Sector Bond Portfolio

				BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Portfolio BlackRock World Income Fund US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund			BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	SEPTEMBER 30, 2011	87

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY5-9/11-AR

September 30, 2011

Annual Report

BlackRock Asset Allocation Portfolio | of BlackRock FundsSM

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Dear Shareholder

Investors have faced one of the most volatile periods in trading history in recent months. Financial markets across the world weathered a storm of whipsaw movements of panic selling and short-lived rebounds of hope as the European debt crisis and concerns about slowing global economic growth dominated headlines and sentiment. Although markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

This shareholder report reflects your fund’s reporting period ended September 30, 2011. The following market review is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic in advance of the second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Inflationary pressures had intensified in emerging economies, many of which were overheating, and the European debt crisis had continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt, rekindling fears about the broader debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. The downgrade of the US government’s credit rating on August 5 sent financial markets into turmoil. Extreme levels of volatility persisted as investors witnessed financial problems intensify in Italy and Spain and the debt crisis spread to core European nations, France and Germany. Toward the end of the reporting period, economic data out of the United States and Europe grew increasingly bleak. Further compounding concerns about the world economy were indications that growth was slowing in emerging-market nations, including China, a key driver for global growth.

Overall, equities broadly declined while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains for the 6- and 12-month periods ended September 30, 2011. High yield debt posted losses for the 6-month period, but remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine and its quarterly companion newsletter, Shareholder Perspectives.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2011

	6- month	12- month
US large cap equities (S&P 500® Index)	(13.78)%	1.14%
US small cap equities (Russell 2000® Index)	(23.12)	(3.53)
International equities (MSCI Europe, Australasia, Far East Index)	(17.74)	(9.36)
Emerging market equities (MSCI Emerging Markets Index)	(23.45)	(16.15)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.14
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	16.14	9.28
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.20	5.26
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	7.85	3.88
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(5.12)	1.75

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2011

Investment Objective

BlackRock Asset Allocation Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, the Fund underperformed its reference benchmark (60% S&P 500® Index/40% Barclays Capital US Aggregate Bond Index) and individually, the S&P 500® Index and Barclays Capital US Aggregate Bond Index. The following discussion of relative performance pertains to the reference benchmark.

•

Effective October 1, 2011, the Fund changed one of the components making up the reference benchmark against which it measures its performance from the S&P 500® Index to the MSCI All Country World Index (ACWI). Management believes that the MSCI ACWI better reflects the Fund’s increasing exposure to non-US equities.

What factors influenced performance?

•

Security selection detracted from performance in the first half of the period. In the second half of the period, the Fund’s exposure to international equities had a negative impact on returns. International stocks underperformed US stocks due to their greater vulnerability to Europe’s debt problems. In fixed income, the Fund’s exposure to high yield debt hurt returns as the sector has underperformed core fixed income in 2011.

•

Contributing positively to performance was the Fund’s overweight in equities during the first half of the period when equity markets rallied sharply. An emphasis on high-quality, dividend-paying stocks and an overweight to the energy sector added to Fund returns. In the latter part of the period, the Fund benefited from its defensive positioning as concerns about the sovereign debt crisis in Europe resulted in a flight-to-quality among investors. Specifically, the Fund’s underweight in risk assets, primarily equities, and overweight in cash and cash equivalents benefited performance. Within its equity allocation, the Fund’s bias towards US versus European holdings had a positive impact given the ongoing turmoil in European economies.

•

The Fund uses derivative instruments as part of its investment strategies. Financial futures contracts, options, swaps and foreign currency exchange contracts may be used to manage risks relating to credit, equities, interest rates and foreign currency exchange rates. During the period, the use of derivatives had an overall negative impact on Fund returns.

Describe recent portfolio activity.

•

During the first half of the period, management increased the Fund’s exposure to higher dividend paying equities. Management also added to holdings of Japanese stocks based on what management perceived as attractive valuations. Management decreased the Fund’s exposure to core fixed income based on a bearish outlook on interest rates at that time.

•

In the second half of the period, management made several allocation changes in light of the ongoing debt and banking crises in Europe and indications that US economic growth was slowing. Overall, management reduced the Fund’s equity exposure and increased its level of cash. Within equities, management reduced the Fund’s holdings of European equities, increasing our relative bias towards US stocks. Management also decreased exposure to energy stocks to further reduce risk in the portfolio. Early in the third quarter of 2011, management reduced the Fund’s allocation to emerging-market equities as management found them expensive relative to their developed-market counterparts. However, after the market’s sharp decline through the month of August, management incrementally added back to the Fund’s emerging-market holdings as valuations once again became attractive. In fixed income, management increased exposure to high yield debt in order to boost incremental yield in the portfolio during a period of historically low interest rates.

•

Throughout the 12-month period, the Fund’s allocation to cash and cash equivalents increased for defensive purposes given the unfavorable environment for risk assets and heightening uncertainty. The Fund’s cash holdings had a positive impact on performance as risk assets underperformed cash investments for the period.

Describe Fund positioning at period end.

•	The Fund ended the period underweight relative to its reference benchmark in both equities and fixed income, with a large allocation to cash and cash equivalents.

•

Within equities, the Fund remained defensively positioned in Europe by investing in markets that management believes are most likely to be resilient in the aftermath of the eurozone financial crisis. These include investments in Germany and Sweden, which are both healthy economies that provide access to high-quality, export-driven earnings, as well as Japan.

•

Within fixed income, the Fund held high yield debt. It is our view that high yield is attractively priced relative to equities. Management believes that high yield will benefit from its beta exposure (sensitivity to market movements) while providing incremental yield to the portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Fannie Mae	13%
U.S. Treasury Notes	7
U.S. Treasury Bonds	5
Ginnie Mae	2
Morgan Stanley	1
Apple, Inc.	1
Freddie Mac	1
SPDR Barclays Capital High Yield Bond ETF	1
Vanguard MSCI Emerging Markets ETF	1
JPMorgan Chase & Co.	1

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	49%
U.S. Government Sponsored Agency Securities	18
Corporate Bonds	12
U.S. Treasury Obligations	10
Non-Agency Mortgage-Backed Securities	5
Asset-Backed Securities	2
Exchange-Traded Funds	2
Foreign Agency Obligations	1
Foreign Government Obligations	1

4	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments.
[3]	This customized weighted index is comprised of the returns of the S&P 500® Index (60%) and Barclays Capital US Aggregate Bond Index (40%).
[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies, Inc.

[5]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(10.50)%	0.06%	N/A	2.68%	N/A	5.79%	N/A
Service	(10.64)	(0.21)	N/A	2.42	N/A	5.52	N/A
Investor A	(10.65)	(0.23)	(5.46)%	2.33	1.23%	5.43	4.86%
Investor B	(10.98)	(1.01)	(5.42)	1.52	1.18	4.80	4.80
Investor C	(10.95)	(0.94)	(1.92)	1.59	1.59	4.67	4.67
60% S&P 500® Index/40% Barclays Capital US Aggregate Bond Index	(6.13)	3.05	N/A	2.25	N/A	4.29	N/A
S&P 500® Index	(13.78)	1.14	N/A	(1.18)	N/A	2.82	N/A
Barclays Capital US Aggregate Bond Index	6.20	5.26	N/A	6.53	N/A	5.66	N/A

[6]

Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[7]	Ending Account Value September 30, 2011	Expenses Paid During the Period[8]
Institutional	$1,000.00	$895.00	$4.23	$4.23	$1,000.00	$1,020.61	$4.51	$1,020.61	$4.51
Service	$1,000.00	$893.60	$5.55	$5.55	$1,000.00	$1,019.20	$5.92	$1,019.20	$5.92
Investor A	$1,000.00	$893.50	$5.70	$5.70	$1,000.00	$1,019.05	$6.07	$1,019.05	$6.07
Investor B	$1,000.00	$890.20	$9.33	$9.33	$1,000.00	$1,015.19	$9.95	$1,015.19	$9.95
Investor C	$1,000.00	$890.50	$9.15	$9.10	$1,000.00	$1,015.39	$9.75	$1,015.44	$9.70

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.89% for Institutional, 1.17% for Service, 1.20% for Investor A, 1.97% for Investor B and 1.93% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.89% for Institutional, 1.17% for Service, 1.20% for Investor A, 1.97% for Investor B and 1.92% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Service Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Shares’ fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the Fund for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Fund on that date.

The Fund’s investment advisor waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. BlackRock Advisors, LLC (the “Manager”) is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2011 and held through September 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	7

Schedule of Investments September 30, 2011
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC:
Series 2010-1A, Class A, 5.56%,
8/15/35 (a)	USD617		$707,670
Series 2010-2A, Class A, 4.07%,
1/15/28 (a)	462		481,007
Series 2010-3A, Class A, 3.82%,
1/15/32 (a)	472		475,007
Amortizing Residential Collateral Trust,
Series 2002-BC5, Class M2, 2.03%, 7/25/32 (b)	11		3,877
Capital One Multi-Asset Execution Trust,
Series 2006-A5, Class A5, 0.29%, 3/15/13 (b)	190		189,535
Centex Home Equity Loan Trust, Series 2003-B,
Class M3, 3.33%, 6/25/33 (b)	101		39,269
Citibank Omni Master Trust:
Series 2009-A8, Class A8, 2.33%,
5/15/12 (a)(b)	1,420		1,432,086
Series 2009-A12, Class A12, 3.35%,
8/15/12 (a)	335		341,073
Series 2009-A13, Class A13, 5.35%,
8/15/14 (a)	385		421,932
Series 2009-A14A, Class A14, 2.98%,
8/15/14 (a)(b)	400		418,513
Series 2009-A17, Class A17, 4.90%,
11/17/14 (a)	1,025		1,116,006
Conseco Financial Corp., Series 1996-7,
Class A6, 7.65%, 10/15/27 (b)	39		40,502
Countrywide Asset-Backed Certificates:
Series 2003-2, Class M2, 2.71%,
3/26/33 (b)	123		12,641
Series 2003-3, Class M6, 4.58%,
7/25/32 (b)	3		485
Series 2003-BCI, Class M2, 3.23%,
9/25/32 (b)	35		13,635
Globaldrive BV, Series 2008-2,
Class A, 4.00%, 10/20/16	EUR169		228,766
GSAA Trust, Series 2005-11,
Class 2A1, 0.51%, 10/25/35 (b)	USD660		445,583
Home Equity Asset Trust, Series 2007-2,
Class 2A1, 0.34%, 7/25/37 (b)	84		80,945
Lehman XS Trust, Series 2005-5N,
Class 3A2, 0.59%, 11/25/35 (b)	379		110,366
Long Beach Mortgage Loan Trust:
Series 2003-4, Class M5A, 6.23%,
8/25/33 (b)	31		11,418
Series 2004-1, Class M5, 1.88%,
2/25/34 (b)	77		49,385
Option One Mortgage Loan Trust:
Series 2002-6, Class M1, 1.36%,
11/25/32 (b)	16		10,628
Series 2003-4, Class A2, 0.87%,
7/25/33 (b)	54		42,371
Series 2003-4, Class M5A, 5.86%,
7/25/33 (b)	24		6,554
Series 2003-5, Class M4, 4.58%,
8/25/33 (b)	21		4,786
Residential Asset Mortgage Products, Inc.,
Series 2007-RS2, Class A1, 0.35%, 7/25/29 (b)	90		87,658
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB, 0.73%, 7/25/32 (b)	27		15,649
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%,
6/15/13 (a)(b)	282		279,917
Series 2011-S1A, Class C, 2.01%,
6/15/13 (a)	251		247,303
Series 2011-WO, Class C, 3.19%,
8/15/14 (a)	320		324,352
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%,
12/15/14	460		459,393
Series 2010-2, Class C, 3.89%,
7/17/17	540		549,839
Series 2010-B, Class B, 2.10%,
9/15/14 (a)	385		384,813
Series 2010-B, Class C, 3.02%,
10/17/16 (a)	405		404,361
Series 2011-S1A, Class B, 1.48%,
7/15/13 (a)	246		244,727
Series 2011-S1A, Class D, 3.10%,
3/15/13 (a)	266		265,056
Scholar Funding Trust, Series 2011-A,
Class A, 1.15%, 7/28/34 (a)(b)	277		267,597
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.55%,
6/15/21 (b)	331		318,806
Series 2008-5, Class A3, 1.55%,
1/25/18 (b)	245		249,930
Series 2008-5, Class A4, 1.95%,
7/25/23 (b)	1,145		1,176,120
Structured Asset Receivables Trust Certificates,
Series 2003-2A, 0.28%, 1/21/12 (a)(b)	–	(c)	268

Total Asset-Backed Securities – 2.3%			11,959,829

Collateralized Debt Obligations – 0.0%
Knollwood Ltd., Series 2004-1A, Class C, 3.45%,
1/10/39 (a)(b)	122		–

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated to the following list.	ADR	American Depositary Receipts	MXN	Mexican Peso
	AUD	Australian Dollar	NOK	Norwegian Krone
	CAD	Canadian Dollar	NZD	New Zealand Dollar
	CHF	Swiss Franc	PLN	Polish Zloty
	CNY	Chinese Yuan	RB	Revenue Bonds
	DKK	Danish Krone	SEK	Swedish Krona
	EUR	Euro	SGD	Singapore Dollar
	GBP	British Pound	TBA	To-Be-Announced
	HKD	Hong Kong Dollar	USD	US Dollar
	JPY	Japanese Yen	ZAR	South African Rand
	LIBOR	London InterBank Offered Rate

See Notes to Financial Statements.

8	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 1.6%
The Boeing Co.	48,200	$2,916,582
General Dynamics Corp.	12,700	722,503
Lockheed Martin Corp.	7,800	566,592
Meggitt Plc	90,300	467,532
Northrop Grumman Corp.	13,000	678,080
Precision Castparts Corp.	6,800	1,057,128
Spirit AeroSystems Holdings, Inc., Class A (d)	18,800	299,860
TransDigm Group, Inc. (d)	7,810	637,843
United Technologies Corp.	14,700	1,034,292

		8,380,412

Airlines – 0.1%
Air Canada, Class A (d)	56,600	79,399
International Consolidated Airlines Group SA (d)	89,600	211,625
United Continental Holdings, Inc. (d)	10,000	193,800

		484,824

Auto Components – 0.6%
BorgWarner, Inc. (d)	10,600	641,618
Cie Generale des Etablissements Michelin, Class B	1	61
Dana Holding Corp. (d)(e)	32,200	338,100
The Goodyear Tire & Rubber Co. (d)	34,600	349,114
Hyundai Mobis Co. Ltd.	700	198,265
Johnson Controls, Inc.	23,300	614,421
Lear Corp.	7,000	300,300
Pirelli & C. SpA	18,700	133,011
TRW Automotive Holdings Corp. (d)	15,300	500,769
Valeo SA	3,800	159,734

		3,235,393

Automobiles – 0.5%
Daimler AG	15,632	695,223
Dongfeng Motor Group Co. Ltd., H Shares	102,700	139,229
Nissan Motor Co. Ltd.	84,100	744,120
Porsche Automobil Holding SE, Preference Shares	4,050	192,906
Tesla Motors, Inc. (d)(e)	20,200	492,678
Yamaha Motor Co. Ltd.	12,000	158,426

		2,422,582

Beverages – 1.0%
Britvic Plc	41,800	203,906
The Coca-Cola Co.	34,398	2,323,929
Coca-Cola Enterprises, Inc.	32,800	816,064
Constellation Brands, Inc., Class A (d)	31,400	565,200
Molson Coors Brewing Co., Class B	8,400	332,724
PepsiCo, Inc.	17,000	1,052,300

		5,294,123

Biotechnology – 0.6%
3SBio, Inc. - ADR (d)	5,800	69,194
Amgen, Inc.	7,300	401,135
Biogen Idec, Inc. (d)	17,000	1,583,550
Vertex Pharmaceuticals, Inc. (d)	19,800	881,892

		2,935,771

Capital Markets – 0.9%
Aberdeen Asset Management Plc	62,500	167,362
American Capital Ltd. (d)	34,000	231,880
Ares Capital Corp.	30,939	426,030
Eaton Vance Corp.	3,428	76,342
Federated Investors, Inc., Class B	21,324	373,810
Hargreaves Lansdown Plc	21,900	152,888
Invesco Ltd.	23,300	361,383
Jefferies Group, Inc.	48,600	603,126
Man Group Plc	203,613	526,702
Schroders Plc	12,200	241,836
UBS AG	85,832	981,796
Waddell & Reed Financial, Inc., Class A	16,609	415,391

		4,558,546

Chemicals – 1.3%
Agrium, Inc.	3,400	226,644
Ashland, Inc.	22,600	997,564
Cabot Corp.	14,800	366,744
Celanese Corp., Series A	9,300	302,529
CF Industries Holdings, Inc.	3,500	431,865
Cytec Industries, Inc.	5,100	179,214
E.I. du Pont de Nemours & Co.	13,261	530,042
K+S AG	3,800	198,926
Kolon Industries, Inc.	1,200	63,277
Lanxess AG	3,900	187,082
LyondellBasell Industries NV, Class A	21,000	513,030
Monsanto Co.	18,825	1,130,253
Nitto Denko Corp.	27,600	1,086,243
Potash Corp. of Saskatchewan, Inc.	7,400	319,828
Symrise AG	7,700	177,968
Zeon Corp.	34,400	316,181

		7,027,390

Commercial Banks – 1.1%
Banco do Estado do Rio Grande do Sul SA	8,900	74,741
Bangkok Bank Public Co. Ltd.	37,200	167,587
The Bank of Yokohama Ltd.	47,000	235,691
The Chiba Bank Ltd.	34,600	239,984
Comerica, Inc.	16,700	383,599
ICICI Bank Ltd. - ADR	17,100	593,712
Lloyds Banking Group Plc (d)	1,506,733	808,900
M&T Bank Corp.	3,800	265,620
Mega Financial Holding Co. Ltd.	195,170	134,020
National Bank of Canada	4,700	313,468
Raiffeisen International Bank Holding AG	2,200	63,682
Skandinaviska Enskilda Banken AB	145,796	783,745
Standard Chartered Plc	30,647	611,440
SunTrust Banks, Inc.	20,600	369,770
Wells Fargo & Co.	16,600	400,392
Zions Bancorp.	15,150	213,160

		5,659,511

Commercial Services & Supplies – 0.3%
Corrections Corp. of America (d)	17,200	390,268
Homeserve Plc	50,000	356,428
Pitney Bowes, Inc.	22,468	422,398
RPS Group Plc	67,000	170,439

		1,339,533

Communications Equipment – 1.1%
ADTRAN, Inc.	9,800	259,308
Alcatel-Lucent - ADR (d)	67,100	189,893
Ceragon Networks Ltd. (d)	17,800	169,990
Cisco Systems, Inc.	37,600	582,424
Echostar Corp. (d)	11,300	255,493
HTC Corp.	26,800	588,445
Motorola Solutions, Inc.	15,700	657,830

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	9

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
QUALCOMM, Inc.	63,700	$3,097,731

		5,801,114

Computers & Peripherals – 1.9%
Apple, Inc. (d)	16,727	6,375,998
Dell, Inc. (d)	43,400	614,110
Diebold, Inc.	15,576	428,496
Imagination Technologies Group Plc (d)	17,700	114,380
Lexmark International, Inc., Class A (d)(e)	19,400	524,382
NetApp, Inc. (d)	16,100	546,434
QLogic Corp. (d)	2,100	26,628
SanDisk Corp. (d)	9,700	391,395
Seagate Technology Plc	59,600	612,688
Western Digital Corp. (d)	22,200	570,984

		10,205,495

Construction & Engineering – 0.4%
Carillion Plc	44,100	227,976
Chicago Bridge & Iron Co. NV	15,300	438,039
JGC Corp.	9,000	220,088
KBR, Inc.	22,100	522,223
Pembangunan Perumahan Persero Tbk PT	1,836,800	68,158
Quanta Services, Inc. (d)	15,600	293,124
URS Corp. (d)	2,700	80,082

		1,849,690

Consumer Finance – 0.4%
Capital One Financial Corp.	17,700	701,451
Discover Financial Services	44,000	1,009,360
SLM Corp.	30,300	377,235

		2,088,046

Containers & Packaging – 0.3%
Crown Holdings, Inc. (d)	10,300	315,283
Rexam Plc	36,400	175,038
Rock-Tenn Co., Class A	5,000	243,400
Sealed Air Corp.	29,800	497,660
Smurfit Kappa Group Plc (d)	24,700	147,568
Sonoco Products Co.	9,265	261,551

		1,640,500

Distributors – 0.1%
Genuine Parts Co.	11,205	569,214
Inchcape Plc	39,740	171,649

		740,863

Diversified Consumer Services – 0.4%
Apollo Group, Inc., Class A (d)	28,400	1,124,924
Career Education Corp. (d)	36,800	480,240
Education Management Corp. (d)(e)	12,400	184,016
H&R Block, Inc.	40,887	544,206
New Oriental Education & Technology Group, Inc. - ADR (d)	1,300	29,861

		2,363,247

Diversified Financial Services – 0.7%
Bolsa Mexicana de Valores SAB de CV	128,300	177,161
Bursa Malaysia Bhd	73,500	139,869
IG Group Holdings Plc	23,700	164,244
ING Groep NV (d)	108,565	765,800
Interactive Brokers Group, Inc., Class A	17,100	238,203
JPMorgan Chase & Co.	1,900	57,228
London Stock Exchange Group Plc	10,100	127,064
Moody’s Corp.	25,700	782,565
The NASDAQ OMX Group, Inc. (d)	23,800	550,732
NYSE Euronext, Inc.	18,000	418,320
ORIX Corp.	2,100	164,824
Pohjola Bank Plc	11,300	118,875

		3,704,885

Diversified Telecommunication Services – 1.0%
AT&T Inc.	16,000	456,320
CenturyLink, Inc.	30,069	995,885
Frontier Communications Corp.	58,731	358,846
Inmarsat Plc	30,600	233,039
KT Corp. - ADR	13,300	196,574
Telefonica SA	55,090	1,055,786
Verizon Communications, Inc.	44,898	1,652,246
Windstream Corp.	40,560	472,930

		5,421,626

Electric Utilities – 0.8%
American Electric Power Co., Inc.	13,050	496,161
Cia Energetica de Minas Gerais - ADR	15,910	236,104
FirstEnergy Corp.	2,235	100,374
Fortum Oyj	28,571	672,527
Hawaiian Electric Industries, Inc.	9,795	237,823
Northeast Utilities	10,150	341,548
Pepco Holdings, Inc.	17,796	336,700
PPL Corp.	21,600	616,464
Progress Energy, Inc.	12,274	634,811
Westar Energy, Inc.	21,400	565,388

		4,237,900

Electrical Equipment – 0.5%
Emerson Electric Co.	2,278	94,104
GrafTech International Ltd. (d)	21,800	276,860
Nidec Corp.	13,800	1,111,408
Schneider Electric SA	18,240	976,121

		2,458,493

Electronic Equipment, Instruments & Components – 0.3%
Ingram Micro, Inc., Class A (d)	26,100	420,993
Molex, Inc.	378	7,700
Shimadzu Corp.	23,400	197,390
TE Connectivity Ltd.	16,000	450,240
Venture Corp. Ltd.	26,000	131,681
Vishay Intertechnology, Inc. (d)	59,900	500,764

		1,708,768

Energy Equipment & Services – 0.8%
Aker Solutions ASA	10,800	103,457
Calfrac Well Services Ltd.	5,600	130,875
Halliburton Co.	31,373	957,504
Helmerich & Payne, Inc.	1,300	52,780
National Oilwell Varco, Inc.	7,700	394,394
Schlumberger Ltd.	33,967	2,028,849
SinoTech Energy Ltd. - ADR (d)	27,700	–
Subsea 7 SA	8,300	157,666
Technip SA	2,400	192,280

		4,017,805

Food & Staples Retailing – 0.9%
Casino Guichard Perrachon SA	2,300	179,527
The Kroger Co.	25,200	553,392
Safeway, Inc.	19,780	328,941
Walgreen Co.	16,100	529,529
Wal-Mart Stores, Inc.	24,800	1,287,120
Whole Foods Market, Inc.	12,000	783,720
See Notes to Financial Statements.

10	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food & Staples Retailing (concluded)
WM Morrison Supermarkets Plc	256,646	$1,157,153

		4,819,382

Food Products – 0.7%
Associated British Foods Plc	10,000	172,154
AVI Ltd.	47,800	190,737
Barry Callebaut AG	265	223,111
CSM NV	5,900	116,530
Green Mountain Coffee Roasters, Inc. (d)	5,000	464,700
Greencore Group Plc	89,700	78,114
H.J. Heinz Co.	9,200	464,416
The J.M. Smucker Co.	5,500	400,895
Kernel Holding SA (d)	6,100	112,059
Kraft Foods, Inc., Class A	5,140	172,601
Nutreco Holding NV	3,200	199,834
Smithfield Foods, Inc. (d)	28,200	549,900
Tate & Lyle Plc	28,500	276,351

		3,421,402

Health Care Equipment & Supplies – 0.4%
Baxter International, Inc.	10,900	611,926
China Kanghui Holdings, Inc. - ADR (d)	1,800	35,100
Cie Generale d’Optique Essilor International SA	2,200	158,208
DiaSorin SpA	4,900	180,874
Hill-Rom Holdings, Inc.	10,800	324,216
Medtronic, Inc.	1,699	56,475
Nobel Biocare Holding AG	3,800	38,145
Smith & Nephew Plc	14,600	131,333
Straumann Holding AG	400	62,590
Stryker Corp.	8,600	405,318
Zimmer Holdings, Inc. (d)(e)	400	21,400

		2,025,585

Health Care Providers & Services – 1.5%
Aetna, Inc.	16,900	614,315
AMERIGROUP Corp. (d)	11,600	452,516
AmerisourceBergen Corp.	42,600	1,587,702
Cardinal Health, Inc.	27,100	1,134,948
CIGNA Corp.	25,900	1,086,246
Coventry Health Care, Inc. (d)	18,000	518,580
Tenet Healthcare Corp. (d)	53,900	222,607
UnitedHealth Group, Inc.	20,700	954,684
Universal Health Services, Inc., Class B	6,800	231,200
WellPoint, Inc.	20,100	1,312,128

		8,114,926

Health Care Technology – 0.3%
Cerner Corp. (d)	20,700	1,418,364

Hotels, Restaurants & Leisure – 0.9%
Bwin.Party Digital Entertainment Plc	23,500	44,881
Chipotle Mexican Grill, Inc. (d)	1,500	454,425
Darden Restaurants, Inc.	5,950	254,362
Domino’s Pizza UK & IRL Plc	25,300	174,435
Fu Ji Food & Catering Services Holdings Ltd.	208,300	267
Gaylord Entertainment Co. (d)	18,400	355,856
Las Vegas Sands Corp. (d)	33,500	1,284,390
Melco Crown Entertainment Ltd. - ADR (d)	13,300	110,523
REXLot Holdings Ltd.	1,980,800	117,743
Sands China Ltd. (d)	149,200	349,080
Starbucks Corp.	24,700	921,063
Starwood Hotels & Resorts Worldwide, Inc.	14,300	555,126

		4,622,151

Household Durables – 0.2%
Bellway Plc	3,600	34,680
Leggett & Platt, Inc.	25,886	512,284
MDC Holdings, Inc.	13,700	232,078
PDG Realty SA Empreendimentos e Participacoes	23,300	75,095
Persimmon Plc	4,000	28,146
Taylor Wimpey Plc (d)	59,900	32,397

		914,680

Household Products – 1.0%
Kimberly-Clark Corp.	7,067	501,828
The Procter & Gamble Co.	49,830	3,148,259
Reckitt Benckiser Group Plc	36,017	1,824,917

		5,475,004

Independent Power Producers & Energy Traders – 0.4%
The AES Corp. (d)	62,100	606,096
AES Tiete SA, Preference Shares	11,900	148,730
Constellation Energy Group, Inc.	15,400	586,124
NRG Energy, Inc. (d)	42,160	894,214

		2,235,164

Industrial Conglomerates – 0.7%
Cookson Group Plc	9,600	64,044
Danaher Corp.	46,500	1,950,210
General Electric Co.	84,299	1,284,717
Tyco International Ltd.	3,100	126,325

		3,425,296

Insurance – 1.9%
ACE Ltd.	12,300	745,380
Aegon NV (d)	15,800	64,043
AFLAC, Inc.	6,703	234,270
Allied World Assurance Co. Holdings AG	1,500	80,565
Alterra Capital Holdings Ltd.	12,400	235,228
American Financial Group, Inc.	18,500	574,795
AON Corp.	9,200	386,216
Arch Capital Group Ltd. (d)	18,000	588,150
Assurant, Inc.	17,300	619,340
AXIS Capital Holdings Ltd.	20,110	521,653
Berkshire Hathaway, Inc., Class B (d)	800	56,832
China Life Insurance Co. Ltd., H Shares	190,000	449,427
Cincinnati Financial Corp.	17,368	457,299
Endurance Specialty Holdings Ltd.	8,800	300,520
Legal & General Group Plc	121,200	181,015
LIG Insurance Co. Ltd.	12,600	206,182
Lincoln National Corp.	21,000	328,230
Loews Corp.	14,800	511,340
Principal Financial Group, Inc.	30,486	691,118
Protective Life Corp.	21,400	334,482
RenaissanceRe Holdings Ltd.	7,400	472,120
SCOR SE	9,100	196,296
Storebrand ASA	32,600	164,080
Swiss Re AG	4,100	192,335
Symetra Financial Corp.	10,300	83,945
Unum Group	29,800	624,608
XL Group Plc	39,750	747,300

		10,046,769

Internet & Catalog Retail – 0.6%
Amazon.com, Inc. (d)	11,800	2,551,514
Expedia, Inc.	19,100	491,825

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	11

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet & Catalog Retail (concluded)
Yoox SpA (d)	10,100	$129,493

		3,172,832

Internet Software & Services – 0.8%
21Vianet Group, Inc. - ADR (d)	7,400	73,408
eBay, Inc. (d)	19,500	575,055
Google, Inc., Class A (d)	6,142	3,159,322
Rackspace Hosting, Inc. (d)	11,200	382,368
Sohu.com, Inc. (d)	400	19,280
Yahoo!, Inc. (d)	17,400	228,984

		4,438,417

IT Services – 1.0%
Accenture Plc, Class A	18,800	990,384
Automatic Data Processing, Inc.	12,505	589,611
Broadridge Financial Solutions, Inc.	45,780	922,009
International Business Machines Corp.	5,500	962,665
Paychex, Inc.	19,074	502,981
SAIC, Inc. (d)(e)	41,300	487,753
VeriFone Systems, Inc. (d)	16,300	570,826

		5,026,229

Life Sciences Tools & Services – 0.3%
Covance, Inc. (d)	3,100	140,895
Gerresheimer AG	5,900	246,927
ShangPharma Corp. - ADR (d)	4,700	39,198
Thermo Fisher Scientific, Inc. (d)	18,000	911,520

		1,338,540

Machinery – 0.9%
Caterpillar, Inc.	7,757	572,777
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd., H Shares	391,320	437,292
Dover Corp.	3,400	158,440
Harsco Corp.	6,541	126,830
Illinois Tool Works, Inc.	11,886	494,458
Makita Corp.	18,300	651,347
Metso Oyj	7,800	228,311
Mori Seiki Co. Ltd.	20,900	187,999
Parker Hannifin Corp.	7,100	448,223
Railpower Technologies Corp. (d)	17,600	–
Ryobi Ltd.	62,700	286,478
Stanley Black & Decker, Inc.	21,300	1,045,830
Terex Corp. (d)	25,500	261,630

		4,899,615

Media – 1.0%
Aegis Group Plc	56,000	107,883
CBS Corp., Class B	29,600	603,248
DISH Network Corp., Class A (d)	21,100	528,766
The Interpublic Group of Cos., Inc.	47,800	344,160
Kabel Deutschland Holding AG (d)	6,300	337,773
Liberty Global, Inc., Class A (d)	24,748	895,383
The McGraw-Hill Cos., Inc.	3,732	153,012
Naspers Ltd., N Shares	2,900	125,237
Reed Elsevier NV	11,500	126,460
STW Communications Group Ltd.	124,400	107,617
Viacom, Inc., Class B	37,650	1,458,561
Wolters Kluwer NV	8,600	139,566
Woongjin Thinkbig Co. Ltd.	9,670	131,393

		5,059,059

Metals & Mining – 0.8%
Alcoa, Inc.	54,600	522,522
Coeur d’Alene Mines Corp. (d)	5,700	122,208
Detour Gold Corp. (d)	12,300	320,441
First Quantum Minerals Ltd.	14,200	189,035
Freeport-McMoRan Copper & Gold, Inc.	19,664	598,769
IAMGOLD Corp.	11,200	222,632
Kazakhmys Plc	7,600	92,842
PanAust Ltd. (d)	46,640	111,501
Quadra FNX Mining Ltd. (d)	14,600	126,926
Rio Tinto Plc	18,708	829,668
Southern Copper Corp.	11,760	293,882
Teck Resources Ltd., Class B	12,167	359,007
Walter Energy, Inc.	2,700	162,027
Xstrata Plc	36,920	466,216

		4,417,676

Multiline Retail – 0.3%
Dillard’s, Inc., Class A	12,300	534,804
Dollarama, Inc. (a)	11,900	412,224
Golden Eagle Retail Group Ltd.	68,400	139,422
Macy’s, Inc.	13,550	356,636
Mothercare Plc	16,800	82,078
PPR	1,100	142,187

		1,667,351

Multi-Utilities – 0.3%
CenterPoint Energy, Inc.	12,986	254,785
NiSource, Inc.	30,281	647,408
PG&E Corp.	9,500	401,945
Wisconsin Energy Corp.	11,260	352,325

		1,656,463

Office Electronics – 0.1%
Xerox Corp.	42,350	295,179

Oil, Gas & Consumable Fuels – 2.8%
Afren Plc (d)	81,900	102,745
Alpha Natural Resources, Inc. (d)	38,712	684,815
Anadarko Petroleum Corp.	20,800	1,311,440
BG Group Plc	50,800	972,246
Chevron Corp.	14,447	1,336,636
ConocoPhillips	16,800	1,063,776
Denbury Resources, Inc. (d)(e)	29,300	336,950
EQT Corp.	7,003	373,680
Exxon Mobil Corp.	24,512	1,780,307
Harum Energy Tbk PT	247,300	197,175
HollyFrontier Corp.	4,374	114,686
Indika Energy Tbk PT	604,500	152,725
Longview Energy Co. (acquired 8/13/04, cost $48,000) (d)(f)	3,200	25,439
Marathon Oil Corp.	30,300	653,874
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $62,950) (d)(f)	8,685	123,202
Murphy Oil Corp.	11,500	507,840
Noble Energy, Inc.	4,300	304,440
OGX Petroleo e Gas Participacoes SA (d)	100,700	620,722
Petrominerales Ltd.	6,800	133,677
QGEP Participacoes SA	16,500	134,264
Range Resources Corp.	19,500	1,139,970
Rockhopper Exploration Plc (d)	34,700	104,435
Sakari Resources Ltd.	78,100	116,484
Spectra Energy Corp.	22,675	556,218
Tesoro Corp. (d)	28,800	560,736
Tullow Oil Plc	30,253	611,842
Valero Energy Corp.	33,400	593,852

See Notes to Financial Statements.

12	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Whiting Petroleum Corp. (d)	8,100	$284,148

		14,898,324

Paper & Forest Products – 0.3%
Ainsworth Lumber Co. Ltd. (a)(d)	19,432	32,452
Ainsworth Lumber Co. Ltd. (d)	17,115	28,582
Domtar Corp.	7,700	524,909
International Paper Co.	24,200	562,650
MeadWestvaco Corp.	20,800	510,848
Sateri Holdings Ltd.	225,500	62,258

		1,721,699

Personal Products – 0.3%
Avon Products, Inc.	11,700	229,320
Hengan International Group Co. Ltd.	54,500	435,264
L’Oreal SA	8,173	797,296

		1,461,880

Pharmaceuticals – 2.8%
Allergan, Inc.	15,000	1,235,700
Bristol-Myers Squibb Co.	46,063	1,445,457
Elan Corp. Plc - ADR (d)	25,800	271,674
Eli Lilly & Co.	27,494	1,016,453
Endo Pharmaceuticals Holdings, Inc. (d)	6,100	170,739
Forest Laboratories, Inc. (d)	24,900	766,671
Johnson & Johnson	32,960	2,099,882
Novartis AG	37,657	2,103,584
Pfizer, Inc.	153,377	2,711,705
Sanofi-Aventis SA	37,056	2,450,012
Valeant Pharmaceuticals International, Inc.	6,300	233,856

		14,505,733

Professional Services – 0.3%
Manpower, Inc.	24,200	813,604
Randstad Holding NV	7,100	226,352
Towers Watson & Co., Class A	5,400	322,812
USG People NV	14,200	117,582

		1,480,350

Real Estate Investment Trusts (REITs) – 1.1%
American Capital Agency Corp.	19,878	538,694
Annaly Capital Management, Inc.	28,887	480,391
BioMed Realty Trust, Inc.	27,400	454,018
Boston Properties, Inc.	2,200	196,020
CFS Retail Property Trust	29,400	49,335
Champion REIT	620,600	237,081
CommonWealth REIT	4,660	88,400
Corio NV	1,100	50,684
CubeSmart	41,300	352,289
DuPont Fabros Technology, Inc.	16,500	324,885
Eurocommercial Properties NV	1,900	73,133
Fonciere Des Regions	2,177	151,860
Hammerson Plc	28,200	165,097
Host Hotels & Resorts, Inc. (e)	18,500	202,390
Japan Prime Realty Investment Corp.	32	82,170
Mack-Cali Realty Corp.	13,400	358,450
Piedmont Office Realty Trust, Inc., Class A	26,340	425,918
Segro Plc	36,350	124,000
Senior Housing Properties Trust	21,748	468,452
Simon Property Group, Inc.	1	109
Suntec Real Estate Investment Trust	259,400	226,825
Unibail-Rodamco SE	1,100	196,280
Vornado Realty Trust (e)	5,600	417,872
Wereldhave NV	300	21,098

		5,685,451

Real Estate Management & Development – 0.2%
Castellum AB	5,000	60,925
Forestar Group, Inc. (d)	38,700	422,217
Mitsubishi Estate Co. Ltd.	25,000	405,515
New World Development Ltd.	141,800	135,586
PSP Swiss Property AG	1,300	116,669
Tokyo Tatemono Co. Ltd.	29,000	88,254

		1,229,166

Road & Rail – 0.3%
All America Latina Logistica SA	18,800	84,489
Canadian Pacific Railway Ltd.	2,700	130,169
CSX Corp.	38,300	715,061
Hertz Global Holdings, Inc. (d)	46,300	412,070
Localiza Rent a Car SA	14,500	191,328
Northgate Plc (d)	54,400	210,721

		1,743,838

Semiconductors & Semiconductor Equipment – 1.7%
Altera Corp.	19,500	614,835
Analog Devices, Inc.	7,400	231,250
Applied Materials, Inc.	60,900	630,315
ARM Holdings Plc	19,800	169,323
Avago Technologies Ltd.	16,100	527,597
Broadcom Corp., Class A	33,300	1,108,557
CSR Plc	20,900	67,871
Fairchild Semiconductor International, Inc. (d)	45,000	486,000
Infineon Technologies AG	22,000	162,329
Intel Corp.	15,976	340,768
Intersil Corp., Class A	19,900	204,771
LSI Corp. (d)	89,500	463,610
Marvell Technology Group Ltd. (d)	27,000	392,310
Maxim Integrated Products, Inc.	7,082	165,223
MediaTek, Inc.	47,000	511,062
Melfas, Inc.	4,300	59,568
Microchip Technology, Inc.	15,749	489,951
Novellus Systems, Inc. (d)	12,300	335,298
NXP Semiconductor NV (d)	12,400	175,088
ON Semiconductor Corp. (d)	63,400	454,578
STMicroelectronics NV	22,900	149,654
Teradyne, Inc. (d)	50,500	556,005
United Microelectronics Corp.	381,400	140,647
Veeco Instruments, Inc. (d)	20,262	494,393

		8,931,003

Software – 1.8%
Activision Blizzard, Inc.	160,237	1,906,820
Check Point Software Technologies Ltd. (d)	33,600	1,772,736
Microsoft Corp.	20,725	515,845
Oracle Corp.	41,700	1,198,458
Red Hat, Inc. (d)(e)	28,900	1,221,314
Salesforce.com, Inc. (d)	9,669	1,104,973
Symantec Corp. (d)	33,800	550,940
Take-Two Interactive Software, Inc. (d)	32,700	415,944
Temenos Group AG (d)	9,500	128,298
Totvs SA	7,600	127,526

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	13

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Software (concluded)
VMware, Inc., Class A (d)		9,700	$779,686

			9,722,540

Specialty Retail – 1.1%
American Eagle Outfitters, Inc.		14,751	172,882
Chico’s FAS, Inc.		44,600	509,778
Foot Locker, Inc.		27,200	546,448
GameStop Corp., Class A (d)(e)		19,600	452,760
Genesco, Inc. (d)		3,000	154,590
Hengdeli Holdings Ltd.		373,100	127,988
Hennes & Mauritz AB, B Shares		35,394	1,059,762
The Home Depot, Inc.		38,700	1,272,069
Lentuo International, Inc. - ADR (d)		5,100	19,584
Limited Brands, Inc.		2,900	111,679
L’Occitane International SA		65,600	132,131
Nitori Co. Ltd.		2,400	241,583
Tiffany & Co.		12,700	772,414

			5,573,668

Textiles, Apparel & Luxury Goods – 0.4%
ASICS Corp.		21,500	293,569
Coach, Inc.		10,200	528,666
Gerry Weber International AG		11,020	313,557
Gildan Activewear, Inc.		3,800	98,635
PVH Corp.		4,100	238,784
The Swatch Group AG		1,879	618,236
Tod’s SpA		2,000	168,718
VF Corp.		395	48,000

			2,308,165

Thrifts & Mortgage Finance – 0.3%
Capitol Federal Financial, Inc.		84,565	893,006
New York Community Bancorp, Inc.		14,244	169,504
People’s United Financial, Inc.		36,700	418,380
Washington Federal, Inc.		20,100	256,074

			1,736,964

Tobacco – 0.9%
Altria Group, Inc.		25,809	691,939
Imperial Tobacco Group Plc		66,670	2,249,960
Lorillard, Inc.		8,478	938,515
Philip Morris International, Inc.		10,000	623,800
Reynolds American, Inc.		1,381	51,760
Swedish Match AB		12,600	415,816

			4,971,790

Transportation Infrastructure – 0.1%
Aeroports de Paris		2,900	218,134
COSCO Pacific Ltd.		212,100	234,636

			452,770

Water Utilities – 0.1%
Guangdong Investment Ltd.		452,200	281,051

Wireless Telecommunication Services – 0.9%
Cellcom Israel Ltd.		5,100	106,539
MetroPCS Communications, Inc. (d)		40,700	354,497
MTN Group Ltd.		43,984	718,553
NII Holdings, Inc. (d)		37,841	1,019,815
NTT DoCoMo, Inc.		395	719,709
Rogers Communications, Inc., Class B		33,146	1,134,600
Sprint Nextel Corp. (d)(e)		174,200	529,568
Telephone & Data Systems, Inc.		16,900	359,125

			4,942,406

Total Common Stocks – 47.1%			247,713,399

Corporate Bonds	Par (000)
Auto Components – 0.0%
BorgWarner, Inc., 4.63%, 9/15/20	USD	145	155,955

Building Products – 0.0%
Lafarge SA, 7.13%, 7/15/36		80	69,055

Capital Markets – 0.8%
Credit Suisse AG, 5.40%, 1/14/20		120	115,285
Credit Suisse AG/Guernsey, 2.60%, 5/27/16 (a)		280	288,268
Credit Suisse Group Finance US, Inc., 3.63%, 9/14/20 (b)		50	56,144
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		310	322,106
3.70%, 8/01/15		430	421,005
3.63%, 2/07/16		1,123	1,093,325
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (d)(g)		190	95
Morgan Stanley:
2.79%, 5/14/13 (b)		1,000	966,972
4.20%, 11/20/14 (h)		485	474,317
4.00%, 7/24/15		220	207,373
5.50%, 7/28/21		479	443,677

			4,388,567

Chemicals – 0.1%
CF Industries, Inc., 7.13%, 5/01/20		395	449,806

Commercial Banks – 1.4%
ABN AMRO Bank NV, 6.38%, 4/27/21	EUR	100	128,044
Banco Central de la Republica Dominicana, 9.04%, 1/23/18	USD	33	35,576
CIT Group, Inc.:
7.00%, 5/01/17		212	205,872
7.00%, 5/02/17 (a)		30	29,100
Commerzbank AG, 6.38%, 3/22/19	EUR	100	100,696
DnB NOR Boligkreditt:
2.10%, 10/14/15 (a)	USD	2,135	2,160,701
2.90%, 3/29/16 (a)		1,265	1,310,941
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (a)		680	664,700
HSBC Bank Plc, 3.10%, 5/24/16 (a)		335	333,048
Royal Bank of Canada, 3.13%, 4/14/15 (a)		459	486,982
Sparebank 1 Boligkreditt AS:
1.25%, 10/25/13 (a)		845	848,701
2.63%, 5/27/16 (a)		820	837,190

			7,141,551

Consumer Finance – 0.5%
Capital One Financial Corp.:
3.15%, 7/15/16		1,225	1,212,735
4.75%, 7/15/21		365	365,600
Credit Acceptance Corp., 9.13%, 2/01/17 (a)		590	579,675

See Notes to Financial Statements.

14	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Consumer Finance (concluded)
SLM Corp., 6.25%, 1/25/16	USD	362	$355,315

			2,513,325

Diversified Financial Services – 1.6%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		155	151,857
BP Capital Markets Plc:
3.13%, 3/10/12		775	782,170
3.13%, 10/01/15		160	165,325
Citigroup, Inc.:
5.00%, 9/15/14		140	137,306
4.75%, 5/19/15		570	584,104
4.59%, 12/15/15		1,860	1,909,777
6.00%, 8/15/17		50	53,062
5.38%, 8/09/20		207	214,456
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		760	854,239
Ford Motor Credit Co. LLC:
7.80%, 6/01/12		225	230,607
6.63%, 8/15/17		100	104,131
General Electric Capital Corp.:
6.75%, 3/15/32		50	57,079
6.15%, 8/07/37		360	384,785
JPMorgan Chase & Co.:
3.15%, 7/05/16		52	51,662
4.63%, 5/10/21		590	603,155
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17 (h)		825	889,268
6.00%, 10/01/17		445	467,831
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)		200	211,242
Novus USA Trust, Series 2010-1, 1.54%, 11/18/11 (a)(b)		470	466,807
Woodside Finance Ltd., 4.60%, 5/10/21 (a)		100	103,305

			8,422,168

Diversified Telecommunication Services – 0.4%
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (a)		176	163,240
Level 3 Escrow, Inc., 8.13%, 7/01/19 (a)		207	182,936
Level 3 Financing, Inc., 8.75%, 2/15/17		18	16,583
Qwest Communications International, Inc.:
8.00%, 10/01/15		272	282,880
7.13%, 4/01/18		133	130,340
Qwest Corp.:
7.63%, 6/15/15		93	99,510
8.38%, 5/01/16		98	107,555
6.50%, 6/01/17		50	51,625
Sprint Capital Corp., 6.88%, 11/15/28		144	107,640
Telecom Italia Capital SA, 4.95%, 9/30/14		475	457,561
Telefonica Emisiones SAU, 6.42%, 6/20/16		150	153,786
Verizon Communications, Inc., 6.40%, 2/15/38		332	406,940

			2,160,596

Electric Utilities – 0.5%
Alabama Power Co., 3.95%, 6/01/21		220	238,784
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		66	89,259
5.95%, 12/15/36		151	158,076
Dominion Resources, Inc., 1.95%, 8/15/16		305	303,621
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		290	282,750
Florida Power & Light Co.:
5.63%, 4/01/34		150	180,907
5.95%, 2/01/38		225	287,342
Georgia Power Co., 3.00%, 4/15/16		390	408,561
Jersey Central Power & Light Co., 7.35%, 2/01/19		120	152,919
MidAmerican Energy Holdings Co., 6.50%, 9/15/37		250	312,668
PacifiCorp, 6.25%, 10/15/37		200	258,852
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		140	147,025

			2,820,764

Energy Equipment & Services – 0.1%
Ensco Plc:
3.25%, 3/15/16		90	91,386
4.70%, 3/15/21		195	198,751
Weatherford International Ltd./Bermuda, 6.75%, 9/15/40		80	85,318

			375,455

Food Products – 0.1%
Kraft Foods, Inc.:
6.50%, 8/11/17		160	189,853
5.38%, 2/10/20		325	367,809

			557,662

Gas Utilities – 0.0%
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		185	224,627

Health Care Equipment & Supplies – 0.1%
CareFusion Corp., 6.38%, 8/01/19		300	358,828

Health Care Providers & Services – 0.3%
HCA, Inc.:
6.50%, 2/15/20		392	383,180
7.25%, 9/15/20 (a)		455	459,550
Tenet Healthcare Corp.:
9.00%, 5/01/15		145	152,975
8.88%, 7/01/19		305	322,538

			1,318,243

Hotels, Restaurants & Leisure – 0.1%
MGM Resorts International, 10.38%, 5/15/14		200	218,250
Yum! Brands, Inc.:
6.25%, 4/15/16		129	151,045
5.30%, 9/15/19		85	95,982

			465,277

Household Products – 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.88%, 8/15/19 (a)		345	332,925

Insurance – 1.1%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	100	105,693
American International Group, Inc., 5.45%, 5/18/17	USD	180	172,363
AXA SA, 5.25%, 4/16/40 (b)	EUR	100	96,267
Berkshire Hathaway Finance Corp., 4.75%, 5/15/12	USD	355	364,039
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		290	276,070
Hartford Financial Services Group, Inc., 6.00%, 1/15/19		170	170,796
Hartford Life Global Funding Trusts, 0.53%, 6/16/14 (b)		950	926,788
ING Verzekeringen NV, 3.39%, 6/21/21 (b)	EUR	40	39,590
Lincoln National Corp., 7.00%, 6/15/40	USD	160	165,022

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	15

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Insurance (concluded)
Manulife Financial Corp., 3.40%, 9/17/15	USD	420	$427,339
Metropolitan Life Global Funding I:
2.88%, 9/17/12 (a)		225	228,566
2.50%, 1/11/13 (a)		1,370	1,384,563
5.13%, 6/10/14 (a)		300	324,019
Prudential Financial, Inc.:
4.75%, 9/17/15		620	647,231
5.38%, 6/21/20		200	209,865
4.50%, 11/15/20		270	268,235

			5,806,446

Life Sciences Tools & Services – 0.1%
Life Technologies Corp.:
6.00%, 3/01/20		230	254,625
5.00%, 1/15/21		58	60,051

			314,676

Machinery – 0.0%
Navistar International Corp., 3.00%, 10/15/14 (i)		100	99,250

Media – 1.2%
CBS Corp.:
4.63%, 5/15/18		80	85,619
8.88%, 5/15/19		185	236,275
5.75%, 4/15/20		120	132,059
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		700	798,000
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17		631	644,417
Comcast Corp.:
5.88%, 2/15/18		392	454,151
6.95%, 8/15/37		145	173,817
COX Communications, Inc., 8.38%, 3/01/39 (a)		375	516,546
CSC Holdings LLC, 8.50%, 4/15/14		133	143,474
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 2/15/16		245	249,272
NBCUniversal Media LLC:
5.15%, 4/30/20		530	581,188
4.38%, 4/01/21		90	92,442
The New York Times Co., 6.63%, 12/15/16		1,000	995,000
News America, Inc., 6.20%, 12/15/34		100	107,051
Time Warner Cable, Inc.:
5.88%, 11/15/40		250	256,163
5.50%, 9/01/41		240	237,218
Time Warner, Inc.:
4.70%, 1/15/21		110	114,975
6.10%, 7/15/40		80	87,875
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.13%, 12/01/17 (a)		200	200,000
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		280	297,500

			6,403,042

Metals & Mining – 0.3%
Barrick Gold Corp., 2.90%, 5/30/16		1,240	1,256,289
Barrick North America Finance LLC, 4.40%, 5/30/21		10	10,254
Cliffs Natural Resources, Inc., 4.88%, 4/01/21		245	236,815
Novelis, Inc., 8.75%, 12/15/20		295	289,100

			1,792,458

Multiline Retail – 0.2%
Dollar General Corp., 11.88%, 7/15/17 (b)(j)		400	442,000
Macy’s Retail Holdings, Inc., 5.90%, 12/01/16		470	515,836

			957,836

Oil, Gas & Consumable Fuels – 1.3%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		634	693,469
6.38%, 9/15/17		643	721,333
6.95%, 6/15/19		94	109,042
Arch Coal, Inc., 7.25%, 10/01/20		490	470,400
Chesapeake Energy Corp., 6.63%, 8/15/20		281	289,430
Consol Energy, Inc.:
8.00%, 4/01/17		153	159,885
8.25%, 4/01/20		37	38,943
El Paso Corp., 6.50%, 9/15/20		185	197,561
El Paso Pipeline Partners Operating Co. LLC,
6.50%, 4/01/20		280	308,214
Enterprise Products Operating LLC:
6.30%, 9/15/17		100	116,083
5.20%, 9/01/20		210	230,896
6.13%, 10/15/39		225	244,975
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		225	256,072
6.55%, 9/15/40		55	61,418
6.38%, 3/01/41		80	84,921
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)		401	432,602
MEG Energy Corp., 6.50%, 3/15/21 (a)		475	454,813
Nexen, Inc., 7.50%, 7/30/39		335	392,348
Plains Exploration & Production Co., 10.00%, 3/01/16		50	54,250
Pride International, Inc., 6.88%, 8/15/20		115	132,697
Range Resources Corp., 5.75%, 6/01/21		55	57,063
Rockies Express Pipeline LLC:
3.90%, 4/15/15 (a)		425	435,589
6.85%, 7/15/18 (a)		100	105,073
Valero Energy Corp.:
6.13%, 2/01/20		120	133,156
6.63%, 6/15/37		33	35,454
Western Gas Partners LP, 5.38%, 6/01/21		350	351,151
Williams Partners LP, 4.13%, 11/15/20		480	476,276

			7,043,114

Paper & Forest Products – 0.0%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(j)		165	112,130
International Paper Co., 5.30%, 4/01/15		21	22,282
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		125	126,359

			260,771

Pharmaceuticals – 0.1%
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15		270	283,028

Real Estate Investment Trusts (REITs) – 0.1%
Hospitality Properties Trust, 5.63%, 3/15/17		186	188,838
Mack-Cali Realty LP, 7.75%, 8/15/19		155	183,765
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		135	129,651

			502,254

See Notes to Financial Statements.

16	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Real Estate Management & Development – 0.1%
Realogy Corp., 7.88%, 2/15/19 (a)	USD	210	$158,550
WEA Finance LLC, 4.63%, 5/10/21 (a)		150	143,235

			301,785

Road & Rail – 0.1%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		500	588,223

Software – 0.1%
First Data Corp.:
7.38%, 6/15/19 (a)		295	261,813
12.63%, 1/15/21 (a)		140	103,600
Oracle Corp., 5.38%, 7/15/40 (a)		50	58,000

			423,413

Thrifts & Mortgage Finance – 0.2%
The PMI Group, Inc., 6.00%, 9/15/16		750	262,500
Radian Group, Inc.:
5.63%, 2/15/13		750	566,250
5.38%, 6/15/15		750	450,000

			1,278,750

Wireless Telecommunication Services – 0.1%
America Movil SAB de CV, 2.38%, 9/08/16		400	386,800
Cricket Communications, Inc., 7.75%, 5/15/16		227	227,851
MetroPCS Wireless, Inc., 7.88%, 9/01/18		51	49,470

			664,121

Total Corporate Bonds – 11.1%			58,473,971

Exchange-Traded Funds	Shares
SPDR Barclays Capital High Yield Bond ETF		145,000	5,247,550
Vanguard MSCI Emerging Markets ETF		135,762	4,872,498

Total Exchange-Traded Funds – 1.9%			10,120,048

Foreign Agency Obligations	Par (000)
CDP Financial, Inc., 3.00%, 11/25/14 (a)	USD	1,020	1,066,154
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (a)		139	138,182
Eksportfinans ASA, 5.50%, 5/25/16		575	674,777
Hydro Quebec:
9.40%, 2/01/21		195	299,069
8.40%, 1/15/22		405	593,016
8.05%, 7/07/24		940	1,398,218
Kreditanstalt fuer Wiederaufbau:
1.38%, 7/15/13		350	355,013
2.00%, 6/01/16		335	347,741
Petrobras International Finance Co.:
3.88%, 1/27/16		745	739,040
6.88%, 1/20/40		150	158,250
VTB Capital SA, 7.50%, 10/12/11		110	110,000

Total Foreign Agency Obligations – 1.1%			5,879,460

Foreign Government Obligations
Argentina – 0.0%
Republic of Argentina:
8.28%, 12/31/33		303	207,537
2.50%, 12/31/38 (k)		90	30,375

			237,912

Brazil – 0.1%
Federal Republic of Brazil:
6.00%, 1/17/17		300	342,450
8.25%, 1/20/34		170	238,850

			581,300

Colombia – 0.1%
Republic of Colombia:
7.38%, 3/18/19		200	246,700
7.38%, 9/18/37		240	312,960

			559,660

El Salvador – 0.0%
Republic of El Salvador, 7.65%, 6/15/35 (a)		55	53,487

Greece – 0.0%
Hellenic Republic, 4.60%, 9/20/40	EUR	80	33,440

Indonesia – 0.0%
Republic of Indonesia:
5.88%, 3/13/20	USD	100	108,000
7.75%, 1/17/38		110	138,050

			246,050

Mexico – 0.1%
United Mexican States:
8.30%, 8/15/31		194	276,935
6.75%, 9/27/34		150	184,500
6.05%, 1/11/40		125	141,250

			602,685

Panama – 0.0%
Republic of Panama, 8.88%, 9/30/27		95	135,850

Peru – 0.1%
Republic of Peru, 6.55%, 3/14/37		215	249,400

Philippines – 0.1%
Republic of Philippines, 4.00%, 1/15/21		442	437,580

Poland – 0.1%
Poland Government International Bond, 5.13%, 4/21/21		370	369,075

South Africa – 0.1%
Republic of South Africa, 5.50%, 3/09/20		500	546,875

Turkey – 0.1%
Republic of Turkey, 6.75%, 4/03/18		260	285,350

Ukraine – 0.0%
Ukraine Government, 7.75%, 9/23/20 (a)		160	144,000

Uruguay – 0.0%
Republic of Uruguay, 7.63%, 3/21/36		165	203,775

Venezuela – 0.1%
Republic of Venezuela:
8.50%, 10/08/14		200	176,000
9.25%, 9/15/27		367	233,045

			409,045

Total Foreign Government Obligations – 0.9%			5,095,484

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	17

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations – 1.7%
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%,
6/25/35	USD	889	$793,070
Series 2005-59, Class 1A1, 0.54%,
11/20/35 (b)		1,161	654,787
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-58, Class B1, 2.92%,
2/19/34 (b)		112	46,482
Series 2006-J2, Class 1A1, 6.00%,
4/25/36		473	400,535
Series 2006-J4, Class A9, 6.25%,
9/25/36		512	409,172
Series 2006-OA5, Class 3A1, 0.43%,
4/25/46 (b)		315	184,599
Series 2007-J3, Class A10, 6.00%,
7/25/37 (b)		809	664,960
Credit Suisse Mortgage Capital Certificates:
Series 2006-8, Class 3A1, 6.00%,
10/25/21		139	113,287
Series 2011-2R, Class 1A1, 4.96%,
3/27/37 (a)(b)		360	333,196
Series 2011-2R, Class 2A1, 2.73%,
7/27/36 (a)(b)		839	813,813
First Horizon Asset Securities, Inc., Series 2005-AR3,
Class 3A1, 5.52%, 8/25/35 (b)		110	92,296
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1,
Class 2A1, 5.36%, 4/19/36 (b)		818	639,641
Harborview Mortgage Loan Trust, Series 2005-10,
Class 2A1A, 0.54%, 11/19/35 (b)		514	316,511
Homebanc Mortgage Trust, Series 2006-2,
Class A1, 0.41%, 12/25/36 (b)		362	233,903
Impac Commercial Mortgage-Backed Trust, Series 2004-7,
Class M4, 2.03%, 11/25/34 (b)		46	13,254
IndyMac INDA Mortgage Loan Trust, Series 2007-AR7,
Class 1A1, 5.79%, 9/25/37 (b)		379	286,724
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
6/25/21		67	63,184
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		62	58,112
Residential Accredit Loans, Inc., Series 2006-QO2,
Class A1, 0.45%, 2/25/46 (b)		226	79,308
Residential Funding Mortgage Securities I:
Series 2005-S8, Class A1, 5.50%,
11/25/35		530	507,748
Series 2007-S4, Class A2, 6.00%,
4/25/37		674	538,406
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3,
Class 3A1, 5.30%, 4/25/47 (b)		863	548,406
Structured Asset Securities Corp.:
Series 2001-21A, Class B2, 2.30%,
1/25/32 (b)		5	892
Series 2003-2A, Class B2II, 2.44%,
2/25/33 (b)		39	21,296
WaMu Mortgage Pass-Through Certificates:
Series 2003-AR3, Class B2, 2.50%,
4/25/33 (b)		39	17,885
Series 2003-AR8, Class B1, 2.48%,
8/25/33 (b)		152	91,653
Series 2004-AR1, Class B1, 2.57%,
3/25/34 (b)		653	217,521
Series 2004-AR3, Class B1, 2.58%,
6/25/34 (b)		165	101,832
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10,
Class 3A1, 2.73%, 7/25/36 (b)		659	579,150

			8,821,623

Commercial Mortgage-Backed Securities – 3.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2006-4, Class AM, 5.68%,
8/10/16		140	130,615
Series 2006-5, Class AM, 5.45%,
9/10/16		65	55,641
Series 2007-3, Class A4, 5.80%,
5/10/17 (b)		420	441,683
Bear Stearns Commercial Mortgage Securities:
Series 2003-T12, Class A4, 4.68%,
8/13/39 (b)		1,025	1,070,631
Series 2005-PW10, Class AM, 5.45%,
12/15/15 (b)		70	66,750
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class A5, 5.62%,
10/15/48		140	147,199
Series 2007-CD4, Class A4, 5.32%,
3/11/12		500	515,401
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-CKN2, Class A3, 6.13%,
4/15/37		780	786,915
Series 2003-C3, Class A5, 3.94%,
5/15/38		1,020	1,046,624
CW Capital Cobalt Ltd., Series 2006-C1,
Class A4, 5.22%, 8/15/48		330	343,525
Extended Stay America Trust:
Series 2010-ESHA, Class A, 2.95%,
11/05/15 (a)		394	387,353
Series 2010-ESHA, Class C, 4.86%,
11/05/15 (a)		400	380,586
Series 2010-ESHA, Class D, 5.50%,
11/05/15 (a)		595	559,574
First Union National Bank Commercial Mortgage, Series 2001-C4,
Class A2, 6.22%, 12/12/33		163	162,813
GE Business Loan Trust:
Series 2003-1, Class A, 0.66%,
4/15/31 (a)(b)		89	81,511
Series 2003-2A, Class B, 1.23%,
11/15/31 (a)(b)		397	325,006
Series 2004-1, Class B, 0.93%,
5/15/32 (a)(b)		103	83,386
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1,
Class AM, 5.29%, 11/10/45 (b)		110	105,032
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AJ, 6.07%,
7/10/38 (b)		170	132,869
Series 2006-GG7, Class AM, 6.07%,
6/10/16 (b)		180	168,313

See Notes to Financial Statements.

18	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2007-GG9, Class A4, 5.44%, 1/10/17	USD	280	$290,333
GS Mortgage Securities Corp. II, Series 2006-GG8,
Class A4, 5.56%, 11/10/39		240	253,622
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2, 5.12%,
8/15/14		400	423,636
Series 2006-CB14, Class AM, 5.64%,
12/12/44 (b)		180	168,077
Series 2007-CB18, Class A3, 5.45%,
7/12/16		500	517,675
Series 2007-CB18, Class A4, 5.44%,
1/12/17		670	695,859
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AM, 6.09%,
6/15/38 (b)		80	78,107
Series 2006-C7, Class AM, 5.38%,
10/15/16		80	70,267
Series 2007-C6, Class A4, 5.86%,
7/15/40 (b)		295	315,694
Series 2007-C7, Class A3, 5.87%,
9/15/45 (b)		420	450,497
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%,
7/15/30 (a)(b)		290	302,006
Series 2003-IQ4, Class A2, 4.07%,
5/15/13		969	995,496
Series 2004-HQ4, Class A7, 4.97%,
4/14/40		500	528,845
Series 2005-HQ6, Class A4A, 4.99%,
8/13/42		2,405	2,589,831
Series 2007-HQ12, Class A2FL, 0.48%,
6/12/12 (b)		109	102,790
Series 2007-HQ12, Class A2FX, 5.77%,
6/12/12 (b)		209	212,763
Morgan Stanley Reremic Trust:
Series 2009-IO, Class B, 7.26%,
11/17/14 (a)(l)		320	256,000
Series 2011-IO, Class A, 2.50%,
1/23/14 (a)		178	177,338
RBSCF Trust, Series 2010-RR3,
Class WBTA, 6.10%, 4/16/17 (a)(b)		820	909,474

			16,329,737

Interest Only Collateralized Mortgage Obligations – 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 11.00%, 2/17/17		10	1,142
Series 1987-2, 11.00%, 3/06/17		8	1,349

			2,491

Interest Only Commercial Mortgage-Backed Securities – 0.0%
WaMu Commercial Mortgage Securities Trust,
Series 2005-C1A, Class X, 1.38%,
5/25/36 (a)(b)		1,803	31,408

Principal Only Collateralized Mortgage Obligations – 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 0.51%, 2/17/17 (l)		11	10,398
Series 1987-2, 0.72%, 3/06/17 (l)		8	8,031

			18,429

Total Non-Agency Mortgage-Backed Securities – 4.8%			25,203,688

Preferred Securities
Capital Trusts
Capital Markets – 0.1%
Credit Suisse AG/Guernsey, 5.86% (b)(m)		530	416,050
Lehman Brothers Holdings Capital Trust VII, 5.86% (b)(d)(g)(m)		110	11
State Street Capital Trust IV, 1.35%, 6/01/37 (b)		30	20,556

			436,617

Commercial Banks – 0.1%
Barclays Bank Plc, 5.93% (a)(b)(m)		100	74,000
Fifth Third Capital Trust IV, 6.50%, 4/15/37 (b)		245	232,775
SunTrust Capital VIII, 6.10%, 12/15/36 (b)		30	29,700
Wachovia Capital Trust III, 5.57% (b)(m)		30	24,600

			361,075

Consumer Finance – 0.0%
Capital One Capital V, 10.25%, 8/15/39		100	101,500

Diversified Financial Services – 0.1%
ABN AMRO North American Holding Preferred Capital Repackage Trust I, 6.52% (a)(b)(m)		315	233,100
JPMorgan Chase Capital XXV, 6.80%, 10/01/37		100	100,363

			333,463

Insurance – 0.1%
American International Group, Inc., 8.18%, 5/15/58 (b)		55	48,537
Liberty Mutual Group, Inc., 10.75%, 6/15/58 (a)(b)		45	53,550
Metlife Capital Trust IV, 7.88%, 12/15/67 (a)		100	98,500
Swiss Re Capital I LP, 6.85% (a)(b)(m)		265	241,012
XL Group Plc, 6.50% (b)(m)		190	149,150

			590,749

Total Capital Trusts – 0.4%			1,823,404

Preferred Stocks	Shares
Diversified Financial Services – 0.0%
Citigroup Capital XIII, 7.88%		5,664	149,586

Thrifts & Mortgage Finance – 0.0%
Fannie Mae, 7.75%		10,000	18,990
Freddie Mac, 0.05%		10,000	20,000

			38,990

Total Preferred Stocks – 0.0%			188,576

Total Preferred Securities – 0.4%			2,011,980

Taxable Municipal Bonds	Par (000)
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	USD	215	240,559
5.50%, 6/15/43		260	295,139

Total Taxable Municipal Bonds – 0.1%			535,698

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	19

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations – 0.7%
Fannie Mae, 3.44%, 10/09/19 (b)(l)	USD	575	$437,200
Federal Home Loan Bank, 5.63%, 6/13/16 (n)		890	992,529
Freddie Mac, 5.25%, 4/18/16 (o)		760	896,994
Resolution Funding Corp. Interest Strip:
1.74%, 7/15/18 (l)		150	132,839
2.43%, 10/15/18 (l)		150	131,743
Tennessee Valley Authority, 5.25%, 9/15/39		895	1,146,379
U.S. Small Business Administration, Series 1997-20F,
Class 1, 7.20%, 6/01/17		161	177,873

			3,915,557

Collateralized Mortgage Obligations – 0.1%
Fannie Mae, Series 2004-88, Class HA, 6.50%,
7/25/34		10	10,241
Freddie Mac:
Series 2864, Class NA, 5.50%,
1/15/31		39	40,896
Series K013, Class A2, 3.97%,
1/25/21 (b)		450	491,698

			542,835

Federal Deposit Insurance Corporation Guaranteed – 0.1%
General Electric Capital Corp., 2.13%, 12/21/12		385	393,374

Interest Only Collateralized Mortgage Obligations – 0.2%
Fannie Mae:
Series 2003-T1, Class IO, 0.65%,
11/25/12 (b)		6,035	32,737
Series 2010-149, Class SJ, 6.27%,
1/25/41 (b)		1,590	272,147
Series 2011-55, Class SH, 6.33%,
6/25/41 (b)		3,101	463,414
Freddie Mac:
Series 3443, Class SE, 5.50%,
3/15/37 (b)		1,605	186,855
Series 3869, Class SA, 6.32%,
5/15/41 (b)		1,834	238,574

			1,193,727

Mortgage-Backed Securities – 16.0%
Fannie Mae Mortgage-Backed Securities:
7.00%, 8/01/14-10/01/25		36	38,464
4.00%, 1/01/26-8/01/41		16,268	17,177,241
3.50%, 10/01/26-10/01/41 (p)		3,800	3,907,188
4.50%, 10/01/26-10/01/41 (p)		23,482	24,989,465
5.00%, 10/01/26-7/01/35 (p)		3,975	4,289,523
5.50%, 10/01/26-10/01/41 (p)		8,061	8,760,922
6.00%, 12/01/28-10/01/41 (p)		3,863	4,266,796
2.46%, 12/01/34 (b)		421	441,069
6.50%, 7/01/37-10/01/39		2,086	2,307,538
3.32%, 12/01/40 (b)		477	498,740
3.05%, 3/01/41 (b)		175	182,794
3.15%, 3/01/41 (b)		345	358,795
Freddie Mac Mortgage-Backed Securities:
6.00%, 4/01/13-6/01/16		23	24,910
9.50%, 12/01/22		84	96,494
8.00%, 2/01/23-8/01/27		11	11,768
4.00%, 10/01/26 (p)		300	315,469
5.50%, 8/01/33-10/01/41 (p)		115	124,038
2.46%, 12/01/35 (b)		228	239,025
4.96%, 4/01/38 (b)		482	514,491
3.06%, 2/01/41 (b)		375	391,286
4.50%, 10/01/41 (p)		200	211,500
5.00%, 10/01/41 (p)		2,300	2,466,031
Ginnie Mae Mortgage-Backed Securities:
5.50%, 4/15/33-10/01/41 (p)		1,652	1,826,803
5.00%, 10/20/33-10/01/41 (p)		3,712	4,080,784
1.75%, 5/20/34 (b)		81	82,999
4.00%, 10/01/41 (p)		1,600	1,711,000
4.50%, 10/01/41 (p)		2,900	3,150,125
6.00%, 10/01/41 (p)		1,300	1,449,906

			83,915,164

Total U.S. Government Sponsored Agency Securities – 17.1%			89,960,657

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.13%, 5/15/21-8/15/21		2,140	3,333,556
6.25%, 8/15/23 (o)		1,700	2,423,030
3.50%, 2/15/39 (o)		1,380	1,534,388
4.25%, 5/15/39 (o)		2,020	2,542,045
4.38%, 5/15/40-5/15/41		950	1,218,458
4.75%, 2/15/41		1,400	1,912,968
3.75%, 8/15/41 (o)		11,300	13,155,686
U.S. Treasury Inflation Indexed Notes:
0.63%, 7/15/21		446	465,621
1.75%, 1/15/28		588	680,910
U.S. Treasury Notes:
0.50%, 8/15/14		525	526,355
0.25%, 9/15/14		3,340	3,323,567
2.50%, 4/30/15		610	651,509
1.00%, 9/30/16		6,630	6,639,812
2.25%, 7/31/18		1,370	1,445,777
1.38%, 9/30/18		600	597,094
2.63%, 8/15/20		595	637,255
2.13%, 8/15/21 (o)		10,325	10,507,340

Total U.S. Treasury Obligations – 9.8%			51,595,371

Total Long-Term Investments (Cost — $504,278,513) – 96.6%			508,549,585

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (q)(r)		91,218,601	91,218,601

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.16% (q)(r)(s)	USD	2,411	2,411,435

Total Short-Term Securities (Cost — $93,630,036) – 17.8%			93,630,036

Options Purchased	Contracts
Exchange-Traded Call Options Purchased – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD 131, Expires 11/25/11		31	29,547
U.S. Treasury Notes (10 Year), Strike Price USD 134, Expires 11/25/11		31	11,141

			40,688

See Notes to Financial Statements.

20	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Options Purchased	Contracts		Value
Exchange-Traded Put Options Purchased – 0.0%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 99.25, Expires 3/16/12		217	$51,537

	Notional Amount (000)
Over-the-Counter Call Options Purchased – 0.0%
USD Currency, Strike Price AUD 0.92, Expires 11/18/11, Broker Goldman Sachs & Co.	USD	975	14,635
USD Currency, Strike Price AUD 0.92, Expires 11/18/11, Broker UBS AG		490	7,355
USD Currency, Strike Price CAD 1.07, Expires 11/10/11, Broker Royal Bank of Scotland Plc		250	2,623
USD Currency, Strike Price CAD 1.07, Expires 11/18/11, Broker Goldman Sachs & Co.		485	6,184
USD Currency, Strike Price CAD 1.07, Expires 11/18/11, Broker UBS AG		245	3,121
USD Currency, Strike Price EUR 1.31, Expires 11/18/11, Broker Goldman Sachs & Co.		1,945	28,883
USD Currency, Strike Price EUR 1.31, Expires 11/18/11, Broker UBS AG		975	14,479
USD Currency, Strike Price GBP 1.54, Expires 11/18/11, Broker Deutsche Bank AG		3,040	37,848
USD Currency, Strike Price GBP 1.54, Expires 11/18/11, Broker Goldman Sachs & Co.		1,460	18,177
USD Currency, Strike Price GBP 1.54, Expires 11/18/11, Broker UBS AG		730	9,088

			142,393

Over-the-Counter Put Options Purchased – 0.1%
AUD Currency, Strike Price USD 0.90, Expires 11/11/11, Broker Royal Bank of Scotland Plc	AUD	200	1,750
EUR Currency, Strike Price GBP 0.84, Expires 10/13/11, Broker Deutsche Bank AG	EUR	300	748
EUR Currency, Strike Price USD 1.41, Expires 11/16/11, Broker Deutsche Bank AG		5,805	438,013

			440,511

Over-the-Counter Call Swaptions Purchased – 0.1%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	5,100	112,629
Receive a fixed rate of 1.800% and pay a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Bank of America, N.A.		1,000	12,458
Receive a fixed rate of 3.150% and pay a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		700	60,352

			185,439

Over-the-Counter Put Swaptions Purchased – 0.0%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		5,100	481
Pay a fixed rate of 2.300% and receive a floating rate based on 3-month LIBOR, Expires 10/13/11, Broker BNP Paribas SA		4,600	1
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		2,500	45
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 8/11/14, Broker Bank of America, N.A.		3,100	27,113
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 8/11/14, Broker Morgan Stanley Capital Services, Inc.		3,700	24,107
Pay a fixed rate of 3.750% and receive a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker Credit Suisse International		2,700	–

			51,747

Total Options Purchased (Cost — $570,258) – 0.2%			912,315

Total Investments Before TBA Sale Commitments and Options Written (Cost — $598,478,807*) – 114.6%			603,091,936

TBA Sale Commitments (p)	Par (000)
Fannie Mae Mortgage-Backed Securities:
4.00%, 10/01/26-10/01/41		13,200	(13,867,312)
4.50%, 10/01/41		900	(954,563)
5.00%, 10/01/41		2,300	(2,473,219)

Total TBA Sale Commitments (Proceeds — $17,272,577) – (3.3)%			(17,295,094)

Options Written	Contracts
Exchange-Traded Call Options Written – (0.0)%
U.S. Treasury Notes (10 Year), Strike Price USD 132, Expires 11/25/11		31	(28,578)
U.S. Treasury Notes (10 Year), Strike Price USD 133, Expires 11/25/11		31	(11,141)

			(39,719)

	Notional Amount (000)
Over-the-Counter Call Options Written – (0.0)%
USD Currency, Strike Price CAD 1.07, Expires 11/11/11, Broker Goldman Sachs Bank USA	USD	250	(2,677)

Over-the-Counter Put Options Written – (0.0)%
AUD Currency, Strike Price USD 0.90, Expires 11/11/11, Broker Deutsche Bank AG	AUD	200	(1,750)
EUR Currency, Strike Price USD 1.36, Expires 11/16/11, Broker Deutsche Bank AG	EUR	5,805	(236,505)

			(238,255)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	21

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Written – (0.2)%
Pay a fixed rate of 2.015% and receive a floating rate based on 3-month LIBOR, Expires 9/23/13, Broker Citibank, N.A.	USD	800	$(16,482)
Pay a fixed rate of 2.080% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		5,100	(144,675)
Pay a fixed rate of 2.650% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		700	(35,935)
Pay a fixed rate of 2.750% and receive a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America, N.A.		1,200	(68,285)
Pay a fixed rate of 2.900% and receive a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Citibank, N.A.		2,300	(159,887)
Pay a fixed rate of 2.900% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		700	(47,558)
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		1,200	(92,595)
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		400	(61,762)
Pay a fixed rate of 3.895% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		2,900	(225,312)
Pay a fixed rate of 3.963% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		1,000	(80,325)

			(932,816)

Over-the-Counter Put Swaptions Written – (0.0)%
Receive a fixed rate of 1.150% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America, N.A.		2,900	(208)
Receive a fixed rate of 2.015% and pay a floating rate based on 3-month LIBOR, Expires 9/23/13, Broker Citibank, N.A.		800	(22,301)
Receive a fixed rate of 2.050% and pay a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker Citibank, N.A.		1,200	(5)
Receive a fixed rate of 2.050% and pay a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker JPMorgan Chase Bank, N.A.		1,700	(7)
Receive a fixed rate of 2.080% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		5,100	(366)
Receive a fixed rate of 3.750% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America, N.A.		1,200	(64)
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		400	(32)
Receive a fixed rate of 3.895% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		2,900	(35,462)
Receive a fixed rate of 3.950% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Citibank, N.A.		2,300	(51)
Receive a fixed rate of 3.963% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		1,000	(11,738)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		1,200	(146)

			(70,380)

Total Options Written
(Premiums Received – $648,733) – (0.2)%			(1,283,847)

Total Investments Net of TBA Sale Commitments and Options Written – 111.1%			584,512,995
Liabilities in Excess of Other Assets – (11.1)%			(58,423,065)

Net Assets – 100.0%			$526,089,930

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$603,031,491

Gross unrealized appreciation	$35,026,192
Gross unrealized depreciation	(34,965,747)

Net unrealized appreciation	$60,445

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Par is less than $500.
(d)	Non-income producing security.
(e)	Security, or a portion of security, is on loan.
(f)	Restricted security as to resale. As of report date, the Fund held less than 0.0% of its net assets, with a current value of $148,641 and an original cost of $110,950, in these securities.
(g)	Issuer filed for bankruptcy and/or is in default of interest payments.
(h)	All or a portion of security has been pledged as collateral in connection with swaps.
(i)	Convertible security.
(j)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(k)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(l)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(m)	Security is perpetual in nature and has no stated maturity date.
(n)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(o)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

See Notes to Financial Statements.

22	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Schedule of Investments (continued)

(p)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$1,946,812	$(45,961)
Barclays Bank Plc	–	$7,437
BNP Paribas SA	$(1,061,719)	$(2,969)
Citibank, N.A.	$10,388,344	$(3,547)
Credit Suisse International	$(2,208,031)	$(328)
Daiwa Securities Co. Ltd.	$(537,656)	$156
Deutsche Bank AG	$1,375,969	$(5,273)
Goldman Sachs Bank USA	$2,711,437	$(16,734)
JPMorgan Chase Bank, N.A.	$3,476,875	$(17,457)
Morgan Stanley Capital Services, Inc.	$2,587,477	$12,848
Nomura Securities International, Inc.	$428,875	$(1,406)
Royal Bank of Scotland Plc	$(1,734,500)	$(22,547)
UBS AG	$2,513,781	$(15,891)
Wells Fargo & Co.	$(1,159,125)	$2,382

(q)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	11,103,225	80,115,376	91,218,601	$98	$35,902
BlackRock Liquidity Series, LLC Money Market Series	$1,945,650	$465,785	$2,411,435	–	$9,626

(r)	Represents the current yield as of report date.
(s)	Security was purchased with the cash collateral from loaned securities.

•	Reverse repurchase agreements outstanding as of September 30, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
Bank of America, N.A.	0.05%	5/05/11	Open	$872,283	$872,100
Bank of America, N.A.	0.04%	5/06/11	Open	961,285	961,125
Bank of America, N.A.	0.05%	5/06/11	Open	1,957,383	1,956,975
Barclays Bank Plc	0.03%	5/11/11	Open	2,176,263	2,176,000
Bank of America, N.A.	(0.10)%	8/31/11	11/15/11	3,192,307	3,192,981
BNP Paribas SA	(0.06)%	9/30/11	10/03/11	12,518,125	12,518,188
Credit Suisse International	0.00%	9/30/11	10/03/11	7,615,156	7,615,156
Deutsche Bank AG	0.03%	9/30/11	10/03/11	6,760,273	6,760,256

Total				$36,053,075	$36,052,781

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	404,000	USD	547,380	Citibank, N.A.	10/03/11	$(6,123)
EUR	77,574	USD	104,927	State Street Corp.	10/04/11	(997)
USD	230,348	GBP	147,849	JPMorgan Chase Bank, N.A.	10/04/11	1,693
USD	2,740	GBP	1,747	State Street Corp.	10/04/11	16
JPY	9,371,307	USD	122,008	Citibank, N.A.	10/05/11	94
AUD	1,344,000	USD	1,421,136	Citibank, N.A.	10/07/11	(121,801)
AUD	240,000	USD	254,432	Citibank, N.A.	10/07/11	(22,408)
AUD	198,000	USD	210,443	Citibank, N.A.	10/07/11	(19,023)
AUD	179,000	USD	174,733	Citibank, N.A.	10/07/11	(1,682)
AUD	107,000	USD	109,609	UBS AG	10/07/11	(6,165)
CAD	210,000	USD	211,978	Citibank, N.A.	10/07/11	(11,612)
CAD	739,000	USD	765,800	Deutsche Bank AG	10/07/11	(60,705)
CAD	1,678,000	USD	1,740,281	Morgan Stanley Capital Services, Inc.	10/07/11	(139,267)
CAD	107,000	USD	113,115	Morgan Stanley Capital Services, Inc.	10/07/11	(11,024)
CAD	460,000	USD	467,646	Royal Bank of Scotland Plc	10/07/11	(28,750)
CHF	2,025,000	USD	2,400,043	Citibank, N.A.	10/07/11	(165,628)
CHF	120,000	USD	149,304	Citibank, N.A.	10/07/11	(16,894)
CHF	116,000	USD	132,434	Citibank, N.A.	10/07/11	(4,438)
CHF	409,000	USD	453,867	Citibank, N.A.	10/07/11	(2,570)
CHF	177,000	USD	211,377	Deutsche Bank AG	10/07/11	(16,073)
CHF	84,000	USD	104,866	Deutsche Bank AG	10/07/11	(12,179)
DKK	1,370,000	USD	265,126	Deutsche Bank AG	10/07/11	(18,485)
DKK	779,000	USD	148,464	Deutsche Bank AG	10/07/11	(8,220)
DKK	176,000	USD	33,984	Deutsche Bank AG	10/07/11	(2,299)
DKK	1,564,000	USD	291,770	Royal Bank of Scotland Plc	10/07/11	(10,203)
EUR	2,043,000	USD	2,902,735	Citibank, N.A.	10/07/11	(165,777)
EUR	1,070,000	USD	1,497,107	Citibank, N.A.	10/07/11	(63,653)
EUR	385,000	USD	555,551	Citibank, N.A.	10/07/11	(39,776)
EUR	1,260,000	USD	1,704,415	Citibank, N.A.	10/07/11	(16,423)
EUR	90,000	USD	126,580	Citibank, N.A.	10/07/11	(6,009)
EUR	5,000	USD	7,084	Citibank, N.A.	10/07/11	(386)
EUR	300,000	USD	430,765	Deutsche Bank AG	10/07/11	(28,862)
EUR	290,000	USD	405,245	Deutsche Bank AG	10/07/11	(16,739)
EUR	117,000	USD	165,271	Royal Bank of Scotland Plc	10/07/11	(8,529)
EUR	28,000	USD	40,370	Royal Bank of Scotland Plc	10/07/11	(2,859)
EUR	1,021,000	USD	1,404,808	UBS AG	10/07/11	(36,999)
EUR	300,000	USD	427,766	UBS AG	10/07/11	(25,864)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	23

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	30,000	USD	41,660	UBS AG	10/07/11	$(1,470)
GBP	755,000	USD	1,234,821	Citibank, N.A.	10/07/11	(57,555)
GBP	305,000	USD	501,068	Citibank, N.A.	10/07/11	(25,484)
GBP	756,600	USD	1,193,509	Citibank, N.A.	10/07/11	(13,748)
GBP	130,000	USD	211,584	Citibank, N.A.	10/07/11	(8,876)
GBP	1,367,000	USD	2,189,670	Deutsche Bank AG	10/07/11	(58,118)
GBP	255,000	USD	417,359	Morgan Stanley Capital Services, Inc.	10/07/11	(19,739)
GBP	250,000	USD	401,090	Morgan Stanley Capital Services, Inc.	10/07/11	(11,266)
HKD	1,421,000	USD	182,473	Citibank, N.A.	10/07/11	17
HKD	6,070,000	USD	777,817	Citibank, N.A.	10/07/11	1,715
HKD	3,084,900	USD	395,566	UBS AG	10/07/11	608
JPY	98,465,000	USD	1,285,897	Citibank, N.A.	10/07/11	(9,161)
JPY	45,824,000	USD	597,370	Citibank, N.A.	10/07/11	(3,198)
JPY	20,692,000	USD	269,798	Citibank, N.A.	10/07/11	(1,497)
JPY	4,624,000	USD	60,282	Citibank, N.A.	10/07/11	(325)
JPY	61,832,000	USD	788,431	Citibank, N.A.	10/07/11	13,307
JPY	157,778,000	USD	1,958,156	Deutsche Bank AG	10/07/11	87,656
JPY	59,000,000	USD	771,842	Morgan Stanley Capital Services, Inc.	10/07/11	(6,825)
JPY	27,604,000	USD	361,470	Royal Bank of Scotland Plc	10/07/11	(3,546)
JPY	21,400,000	USD	278,150	Royal Bank of Scotland Plc	10/07/11	(669)
JPY	20,000,000	USD	258,340	Royal Bank of Scotland Plc	10/07/11	988
JPY	32,000,000	USD	417,024	UBS AG	10/07/11	(2,099)
MXN	2,395,000	USD	195,220	Citibank, N.A.	10/07/11	(22,649)
NOK	680,000	USD	124,598	Royal Bank of Scotland Plc	10/07/11	(8,797)
NOK	583,000	USD	102,844	UBS AG	10/07/11	(3,562)
PLN	89,000	USD	27,828	Citibank, N.A.	10/07/11	(978)
SEK	2,985,000	USD	453,070	Citibank, N.A.	10/07/11	(18,188)
SEK	866,000	USD	132,659	Deutsche Bank AG	10/07/11	(6,493)
SEK	723,000	USD	107,657	Royal Bank of Scotland Plc	10/07/11	(2,324)
SGD	985,000	USD	818,638	Deutsche Bank AG	10/07/11	(65,513)
SGD	287,000	USD	234,627	Royal Bank of Scotland Plc	10/07/11	(15,188)
SGD	1,495,000	USD	1,245,852	UBS AG	10/07/11	(102,784)
SGD	173,000	USD	138,971	UBS AG	10/07/11	(6,696)
USD	124,932	AUD	120,000	Citibank, N.A.	10/07/11	8,920
USD	516,491	AUD	485,000	Citibank, N.A.	10/07/11	47,609
USD	287,077	AUD	295,000	Deutsche Bank AG	10/07/11	1,606
USD	500,000	AUD	488,358	Deutsche Bank AG	10/07/11	27,871
USD	29,114	CAD	30,000	Citibank, N.A.	10/07/11	490
USD	38,269	CAD	38,000	Citibank, N.A.	10/07/11	2,012
USD	39,328	CAD	39,000	Citibank, N.A.	10/07/11	2,117
USD	213,956	CAD	210,000	Citibank, N.A.	10/07/11	13,591
USD	307,125	CAD	305,000	Citibank, N.A.	10/07/11	16,119
USD	1,000,000	CAD	990,534	Citibank, N.A.	10/07/11	54,911
USD	1,250,599	CAD	1,200,000	Citibank, N.A.	10/07/11	105,655
USD	6,077	CAD	6,000	Royal Bank of Scotland Plc	10/07/11	352
USD	141,137	CAD	140,000	Royal Bank of Scotland Plc	10/07/11	7,560
USD	377,834	CHF	330,000	Citibank, N.A.	10/07/11	13,707
USD	106,776	CHF	84,000	Citibank, N.A.	10/07/11	14,089
USD	711,263	CHF	600,000	Citibank, N.A.	10/07/11	49,214
USD	996,959	CHF	790,000	Citibank, N.A.	10/07/11	125,261
USD	20,494	CHF	16,500	Deutsche Bank AG	10/07/11	2,288
USD	244,913	CHF	197,000	Deutsche Bank AG	10/07/11	27,540
USD	58,695	CHF	46,000	Royal Bank of Scotland Plc	10/07/11	7,938
USD	37,779	CHF	30,270	UBS AG	10/07/11	4,378
USD	141,063	CHF	113,000	UBS AG	10/07/11	16,377
USD	61,112	DKK	320,000	Citibank, N.A.	10/07/11	3,503
USD	496,054	DKK	2,575,000	Royal Bank of Scotland Plc	10/07/11	32,477
USD	45,092	EUR	33,000	Citibank, N.A.	10/07/11	883
USD	39,559	EUR	28,500	Citibank, N.A.	10/07/11	1,378
USD	79,425	EUR	58,000	Citibank, N.A.	10/07/11	1,723
USD	78,249	EUR	55,000	Citibank, N.A.	10/07/11	4,567
USD	369,610	EUR	270,000	Citibank, N.A.	10/07/11	7,898
USD	479,053	EUR	340,000	Citibank, N.A.	10/07/11	23,563
USD	1,906,417	EUR	1,340,000	Citibank, N.A.	10/07/11	111,251
USD	3,152,490	EUR	2,200,000	Citibank, N.A.	10/07/11	205,203
USD	171,181	EUR	120,000	Deutsche Bank AG	10/07/11	10,420
USD	1,200,000	EUR	872,065	Deutsche Bank AG	10/07/11	31,715
USD	2,245,453	EUR	1,565,000	Deutsche Bank AG	10/07/11	148,860
USD	109,257	EUR	76,000	Morgan Stanley Capital Services, Inc.	10/07/11	7,441
USD	140,156	EUR	97,000	Morgan Stanley Capital Services, Inc.	10/07/11	10,208

See Notes to Financial Statements.

24	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	40,995	EUR	30,000	Royal Bank of Scotland Plc	10/07/11	$805
USD	557,228	EUR	386,000	Royal Bank of Scotland Plc	10/07/11	40,113
USD	24,476	GBP	15,500	Citibank, N.A.	10/07/11	307
USD	21,418	GBP	13,000	Citibank, N.A.	10/07/11	1,147
USD	23,028	GBP	14,000	Citibank, N.A.	10/07/11	1,198
USD	95,488	GBP	59,000	Citibank, N.A.	10/07/11	3,490
USD	245,182	GBP	150,000	Citibank, N.A.	10/07/11	11,288
USD	1,580,500	GBP	990,000	Citibank, N.A.	10/07/11	36,801
USD	2,604,659	GBP	1,619,000	Citibank, N.A.	10/07/11	80,165
USD	1,600,000	GBP	1,013,863	Deutsche Bank AG	10/07/11	19,092
USD	31,099	GBP	19,000	Morgan Stanley Capital Services, Inc.	10/07/11	1,472
USD	36,397	GBP	22,000	Morgan Stanley Capital Services, Inc.	10/07/11	2,092
USD	39,681	GBP	24,000	Morgan Stanley Capital Services, Inc.	10/07/11	2,258
USD	108,276	GBP	70,000	Royal Bank of Scotland Plc	10/07/11	(875)
USD	671,536	GBP	410,000	UBS AG	10/07/11	32,226
USD	192,727	HKD	1,501,000	Citibank, N.A.	10/07/11	(37)
USD	771,308	HKD	6,000,000	Deutsche Bank AG	10/07/11	766
USD	600,101	HKD	4,675,000	Royal Bank of Scotland Plc	10/07/11	(280)
USD	1,670,152	JPY	135,278,000	Citibank, N.A.	10/07/11	(83,916)
USD	1,526,943	JPY	124,000,000	Citibank, N.A.	10/07/11	(80,890)
USD	122,182	JPY	9,640,000	Citibank, N.A.	10/07/11	(2,814)
USD	385,440	JPY	29,576,000	Citibank, N.A.	10/07/11	1,946
USD	1,500,000	JPY	114,884,700	Citibank, N.A.	10/07/11	10,360
USD	21,548	MXN	266,000	Citibank, N.A.	10/07/11	2,381
USD	495,854	NOK	2,685,000	Citibank, N.A.	10/07/11	38,612
USD	11,607	NOK	65,000	Morgan Stanley Capital Services, Inc.	10/07/11	538
USD	3,911	NOK	21,000	UBS AG	10/07/11	335
USD	40,206	NOK	223,000	UBS AG	10/07/11	2,230
USD	234,592	SEK	1,575,000	Citibank, N.A.	10/07/11	5,132
USD	52,812	SEK	339,000	Deutsche Bank AG	10/07/11	3,424
USD	139,919	SEK	910,000	Royal Bank of Scotland Plc	10/07/11	7,342
USD	670,000	SGD	877,511	Citibank, N.A.	10/07/11	(940)
USD	188,907	SGD	235,000	Citibank, N.A.	10/07/11	9,227
USD	600,000	SGD	746,477	Deutsche Bank AG	10/07/11	29,248
USD	560,000	SGD	729,434	Morgan Stanley Capital Services, Inc.	10/07/11	2,280
USD	64,813	SGD	78,000	Royal Bank of Scotland Plc	10/07/11	5,175
USD	402,692	SGD	485,000	Royal Bank of Scotland Plc	10/07/11	31,864
USD	19,237	ZAR	135,000	Citibank, N.A.	10/07/11	2,535
USD	44,655	ZAR	314,000	Deutsche Bank AG	10/07/11	5,808
USD	31,822	ZAR	226,000	Royal Bank of Scotland Plc	10/07/11	3,862
USD	112,823	ZAR	811,000	UBS AG	10/07/11	12,490
EUR	430,000	USD	592,835	Citibank, N.A.	10/26/11	(16,858)
USD	78,052	EUR	54,000	Citibank, N.A.	10/26/11	5,720
USD	547,243	EUR	404,000	Citibank, N.A.	10/26/11	6,092
USD	341,906	EUR	238,500	Citibank, N.A.	10/26/11	22,440
USD	551,118	EUR	400,000	Royal Bank of Scotland Plc	10/26/11	15,325
CNY	2,890,000	USD	455,297	Goldman Sachs Bank USA	11/15/11	(2,496)
EUR	419,838	USD	572,919	Citibank, N.A.	11/22/11	(10,611)
EUR	420,000	USD	583,968	UBS AG	11/22/11	(21,443)
GBP	258,512	USD	410,000	Morgan Stanley Capital Services, Inc.	11/22/11	(7,090)
GBP	265,235	USD	420,000	UBS AG	11/22/11	(6,611)
USD	568,650	EUR	419,838	Citibank, N.A.	11/22/11	6,341
USD	570,851	EUR	420,000	Deutsche Bank AG	11/22/11	8,325
USD	410,000	GBP	262,967	Citibank, N.A.	11/22/11	146
USD	420,000	GBP	268,920	Deutsche Bank AG	11/22/11	867
AUD	1,608,000	USD	1,557,059	State Street Corp.	1/12/12	(20,028)
CNY	2,890,000	USD	457,459	Goldman Sachs Bank USA	2/15/12	(3,682)

Total						$(103,687)

•	Financial futures contracts purchased as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
224	OMXS30 Index Futures	Nordic Exchange Stockholm	October 2011	$2,967,579	$89,701
18	Australian Dollar Futures	Chicago Mercantile	December 2011	$1,729,980	(96,423)
26	DAX Index Futures	Eurex	December 2011	$4,764,339	252,180
100	E-Mini S&P 500® Futures	Chicago Mercantile	December 2011	$5,630,000	(177,765)
250	Nikkei 225 Futures	Chicago Mercantile	December 2011	$13,888,889	(160,609)
27	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2011	$3,850,875	5,680
20	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2011	$2,601,875	74

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	25

Schedule of Investments (continued)

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
64	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2011	$14,093,000	$(13,403)
1	US Dollar Index	Intercontinental Exchange	December 2011	$79,075	44
3	Euro Dollar Futures	Chicago Mercantile	September 2012	$745,650	772
4	Euro Dollar Futures	Chicago Mercantile	December 2012	$994,150	1,011
4	Euro Dollar Futures	Chicago Mercantile	June 2013	$993,300	7,572
6	Euro Dollar Futures	Chicago Mercantile	September 2013	$1,488,300	29,029
3	Euro Dollar Futures	Chicago Mercantile	December 2013	$742,912	14,446

Total					$(47,691)

•	Financial futures contracts sold as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
254	E-Mini S&P MidCap Futures	Chicago Mercantile	December 2011	$19,784,060	$1,214,653
1	Euro-Bobl	Eurex	December 2011	$163,623	(789)
2	Euro-Bund	Eurex	December 2011	$365,724	(3,561)
45	Japanese Yen Futures	Chicago Mercantile	December 2011	$7,305,188	(24,609)
81	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2011	$9,921,234	179
96	Ultra Treasury Bonds	Chicago Board Options	December 2011	$15,228,000	(1,455,657)
56	Euro Dollar Futures	Chicago Mercantile	December 2011	$13,925,800	9,454
8	Euro Dollar Futures	Chicago Mercantile	March 2012	$1,988,200	1,696
2	Euro Dollar Futures	Chicago Mercantile	June 2012	$497,050	180
4	Euro Dollar Futures	Chicago Mercantile	March 2014	$988,950	136
5	Euro Dollar Futures	Chicago Mercantile	June 2014	$1,233,937	89
3	Euro Dollar Futures	Chicago Mercantile	September 2014	$738,938	(104)

Total					$(258,333)

•	Interest rate swaps outstanding as of September 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.92%(a)	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	4,600	$(26,186)
0.45%(a)	3-month LIBOR	BNP Paribas SA	8/18/13	USD	3,400	6,732
1.32%(a)	3-month LIBOR	Citibank, N.A.	12/17/13	USD	1,600	(31,372)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	2,400	(52,306)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	2,400	(42,927)
0.80%(b)	3-month LIBOR	Citibank, N.A.	8/09/14	USD	500	1,771
2.15%(b)	3-month LIBOR	Deutsche Bank AG	4/28/16	USD	1,400	83,039
2.27%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	8/13/16	USD	1,100	5,933
2.20%(b)	3-month LIBOR	Bank of America, N.A.	8/15/16	USD	1,200	4,861
2.38%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	USD	300	(17,591)
1.81%(b)	3-month LIBOR	Citibank, N.A.	8/31/18	USD	1,900	18,698
2.57%(b)	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	400	23,288
3.57%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	2/28/21	USD	500	67,970
3.27%(a)	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	440	(52,274)
3.86%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	5/23/21	USD	3,500	463,571
2.57%(b)	3-month LIBOR	Deutsche Bank AG	8/08/21	USD	200	9,403
2.56%(a)	3-month LIBOR	UBS AG	8/10/21	USD	500	(22,855)
2.35%(b)	3-month LIBOR	Deutsche Bank AG	8/12/21	USD	1,000	26,405
2.15%(b)	3-month LIBOR	Deutsche Bank AG	9/08/21	USD	300	1,660
2.18%(a)	3-month LIBOR	Deutsche Bank AG	9/08/21	USD	2,100	(17,428)
2.18%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	9/08/21	USD	100	(830)
2.21%(b)	3-month LIBOR	Credit Suisse International	9/09/21	USD	600	6,593
2.21%(a)	3-month LIBOR	Deutsche Bank AG	9/09/21	USD	3,500	(38,458)

See Notes to Financial Statements.

26	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Schedule of Investments (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.22%(b)	3-month LIBOR	Bank of America, N.A.	9/12/21	USD	1,800	$20,995
2.17%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	9/15/21	USD	100	(683)
1.91%(b)	3-month LIBOR	Bank of America, N.A.	9/26/21	USD	200	(3,596)
2.60%(b)	3-month LIBOR	Goldman Sachs Bank USA	9/26/41	USD	500	(9,780)
2.70%(a)	3-month LIBOR	Citibank, N.A.	10/04/41	USD	200	(328)
2.73%(a)	3-month LIBOR	Deutsche Bank AG	10/04/41	USD	300	(1,990)

Total						$422,315

(a)	Fund pays a fixed interest rate and receives floating rate.
(b)	Fund pays a floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues – buy protection outstanding as of September 30, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank, N.A.	3/20/13	USD	750	$166,453
Radian Group, Inc.	5.00%	Citibank, N.A.	6/20/15	USD	750	236,612
The PMI Group, Inc.	5.00%	Citibank, N.A.	9/20/16	USD	750	400,360
News America, Inc.	1.00%	JPMorgan Chase Bank, N.A.	9/20/16	USD	200	916
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	USD	1,000	50,251
JPMorgan Chase & Co.	1.00%	Deutsche Bank AG	12/20/16	USD	460	(843)

Total						$853,749

•	Credit default swaps on single-name issues – sold protection outstanding as of September 30, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	NR	USD	560	$676
Assured Guaranty Corp.	5.00%	Citibank, N.A.	12/20/14	AA+	USD	75	(475)
Assured Guaranty Corp.	5.00%	Citibank, N.A.	12/20/14	AA+	USD	2	10
Assured Guaranty Corp.	5.00%	Citibank, N.A.	3/20/15	AA+	USD	10	50
Lincoln National Corp.	1.00%	Credit Suisse International	9/20/16	A-	USD	100	(2,122)
Lincoln National Corp.	1.00%	Credit Suisse International	9/20/16	A-	USD	325	(5,218)
MetLife, Inc.	1.00%	Credit Suisse International	9/20/16	A-	USD	70	(1,103)
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	180	(4,244)
MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD	125	(3,227)
Lincoln National Corp.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD	40	(879)
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD	220	(5,542)
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD	135	(4,569)
Prudential Financial, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A	USD	60	(1,174)
Prudential Financial, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A	USD	305	(4,907)
Assured Guaranty Corp.	5.00%	Citibank, N.A.	12/20/16	AA+	USD	106	(1,183)

Total							$(33,907)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	27

Schedule of Investments (continued)

•	Credit default swaps on traded indexes – buy protection outstanding as of September 30, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.EM Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	540	$37,393
CDX.NA.IG Series 16 Version 1	1.00%	Credit Suisse International	6/20/16	USD	380	1,728
CDX.NA.IG Series 16 Version 1	1.00%	JPMorgan Chase Bank, N.A.	6/20/16	USD	4,960	11,978
CDX.NA.IG Series 16 Version 1	1.00%	JPMorgan Chase Bank, N.A.	6/20/16	USD	380	2,573
CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	USD	720	(895)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	USD	1,210	115
CDX.NA.HY. Series 17 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	12/20/16	USD	510	7,229

Total						$60,121

•	Total return swaps outstanding as of September 30, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Change in return of the Consumer
Price Index for All Urban Consumers	Receives	2.25%	Royal Bank of Scotland Plc	9/28/21	USD	1,035	$5,202
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Bank of America, N.A.	1/12/39	USD	612	(10,427)
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Deutsche Bank AG	1/12/39	USD	435	(7,013)
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	262	523
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	87	383
Gross return on Markit IOS 5.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	632	12,099
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Royal Bank of Scotland Plc	1/12/39	USD	1,198	30,354
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Citibank, N.A.	1/12/40	USD	621	(16,946)

Total							$14,175

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant

See Notes to Financial Statements.

28	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Schedule of Investments (concluded)

accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$9,886,192	$2,073,637	$11,959,829
Common Stocks	$214,563,420	33,001,071	148,908	247,713,399
Corporate Bonds	–	58,473,971	–	58,473,971
Exchange-Traded Funds	10,120,048	–	–	10,120,048
Foreign Agency Obligations	–	5,879,460	–	5,879,460
Foreign Government Obligations	–	5,095,484	–	5,095,484
Non-Agency Mortgage-Backed Securities	–	24,990,925	212,763	25,203,688
Preferred Securities	188,576	1,823,404	–	2,011,980
Taxable Municipal Bonds	–	535,698	–	535,698
U.S. Government Sponsored Agency Securities	–	89,960,657	–	89,960,657
U.S. Treasury Obligations	–	51,595,371	–	51,595,371
Short-Term Securities	91,218,601	2,411,435	–	93,630,036
Liabilities:
Investments:
TBA Sale
Commitments	–	(17,295,094)	–	(17,295,094)

Total	$316,090,645	$266,358,574	$2,435,308	$584,884,527

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$915,668	$676	$916,344
Equity contracts	$1,556,534	–	–	1,556,534
Foreign currency exchange contracts	3,344	2,309,658	–	2,313,002
Interest rate contracts	162,543	978,105	–	1,140,648
Other contracts	–	48,561	–	48,561
Liabilities:
Credit contracts	–	(36,381)	–	(36,381)
Equity contracts	(338,374)	–	–	(338,374)
Foreign currency exchange contracts	(122,029)	(2,073,676)	–	(2,195,705)
Interest rate contracts	(1,513,233)	(1,321,800)	–	(2,835,033)
Other contracts	–	(34,386)	–	(34,386)

Total	$(251,215)	$785,749	$676	$535,210

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	29

Statement of Assets and Liabilities

September 30, 2011
Assets
Investments at value – unaffiliated (including securities loaned at value of $2,249,502) (cost – $504,848,771)	$509,461,900
Investments at value – affiliated (cost – $93,630,036)	93,630,036
Cash	268,512
Cash pledged as collateral for financial futures contracts	3,722,000
Cash pledged as collateral for swaps contracts	100,000
Swap premiums paid	561,372
TBA sale commitments receivable	17,272,577
Investments sold receivable	65,703,167
Foreign currency at value (cost – $410,365)	402,661
Unrealized appreciation on foreign currency exchange contracts	1,730,054
Unrealized appreciation on swaps	1,705,824
Interest receivable	1,518,218
Dividends and reclaims receivable – unaffiliated	534,643
Margin variation receivable	622,318
Capital shares sold receivable	159,985
Dividends receivable – affiliated	11,025
Securities lending income receivable – affiliated	6,091
Principal paydown receivable	3,861
Receivable from advisor	2,588
Prepaid expenses	37,614

Total assets	697,454,446

Liabilities
TBA sale commitments at value (proceeds $17,272,577)	17,295,094
Reverse repurchase agreements payable	36,052,781
Options written at value (premiums received $648,733)	1,283,847
Collateral on securities loaned at value	2,411,435
Investments purchased payable	109,397,417
Unrealized depreciation on foreign currency exchange contracts	1,833,741
Capital shares redeemed payable	625,466
Unrealized depreciation on swaps	389,371
Margin variation payable	846,159
Swap premiums received	273,004
Investment advisory fees payable	241,185
Service and distribution fees payable	176,806
Other affiliates payable	73,115
Interest expense payable	1,006
Officer’s and Trustees’ fees payable	4,414
Other accrued expenses payable	459,675

Total liabilities	171,364,516

Net Assets	$526,089,930

Net Assets Consist of
Paid-in capital	$513,989,452
Distributions in excess of net investment income	(244,093)
Accumulated net realized gain	7,717,898
Net unrealized appreciation/depreciation	4,626,673

Net Assets	$526,089,930

Net Asset Value
Institutional – Based on net assets of $40,258,963 and 2,868,892 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.03

Service – Based on net assets of $1,676,154 and 119,806 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.99

Investor A – Based on net assets of $370,916,139 and 26,532,096 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.98

Investor B – Based on net assets of $31,594,625 and 2,284,245 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.83

Investor C – Based on net assets of $81,644,049 and 5,933,353 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.76

See Notes to Financial Statements.

30	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Statement of Operations

Year Ended September 30, 2011
Investment Income
Interest	$9,966,564
Dividends and reclaims – unaffiliated	6,816,505
Foreign taxes withheld	(237,404)
Dividends – affiliated	35,902
Securities lending – affiliated	9,626

Total income	16,591,193

Expenses
Investment advisory	3,241,024
Service and distribution – class specific	2,371,621
Transfer agent – class specific	886,736
Administration	433,030
Custodian	321,476
Administration – class specific	147,358
Professional	147,270
Printing	130,584
Registration	62,810
Officer and Trustees	17,667
Miscellaneous	157,622

Total expenses excluding interest expense	7,917,198
Interest expense	68,915

Total expenses	7,986,113
Less fees waived by advisor	(24,893)
Less administration fees waived – class specific	(8,612)
Less transfer agent fees waived – class specific	(343)
Less transfer agent fees reimbursed – class specific	(5,064)
Less fees paid indirectly	(1,335)

Total expenses after fees waived, reimbursed and paid indirectly	7,945,866

Net investment income	8,645,327

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	54,366,233
Options written	(217,304)
Securities sold short	(94,336)
Financial futures contracts	19,589
Swaps	(1,507,913)
Foreign currency transactions	156,894

52,723,163

Net change in unrealized appreciation/depreciation on:
Investments	(63,205,962)
Options written	686,597
Financial futures contracts	(287,668)
Swaps	2,250,761
Foreign currency transactions	(388,193)

(60,944,465)

Total realized and unrealized loss	(8,221,302)

Net Increase in Net Assets Resulting from Operations	$424,025

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	31

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$8,645,327	$8,658,387
Net realized gain	52,723,163	28,150,009
Net change in unrealized appreciation/depreciation	(60,944,465)	12,685,068

Net increase in net assets resulting from operations	424,025	49,493,464

Dividends to Shareholders From
Net investment income:
Institutional	(885,056)	(688,718)
Service	(31,935)	(27,574)
Investor A	(7,180,490)	(6,663,807)
Investor B	(422,113)	(563,670)
Investor C	(969,379)	(876,207)

Decrease in net assets resulting from dividends to shareholders	(9,488,973)	(8,819,976)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(24,771,731)	(15,094,728)

Net Assets
Total increase (decrease) in net assets	(33,836,679)	25,578,760
Beginning of year	559,926,609	534,347,849

End of year	$526,089,930	$559,926,609

Undistributed (distributions in excess of) net investment income	$(244,093)	$2,202,332

See Notes to Financial Statements.

32	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Statement of Cash Flows

Year Ended September 30, 2011
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$424,025
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in dividends receivable – affiliated	(8,882)
Decrease in dividends and reclaims receivable – unaffiliated	52,815
Decrease in interest receivable	493,004
Decrease in prepaid expenses	4,794
Increase in receivable from advisor	(865)
Increase in cash pledged as collateral for financial futures contracts	(1,904,000)
Increase in cash pledged as collateral for swap contracts	(100,000)
Decrease in principal paydown receivable	7,235
Increase in margin variation receivable	(597,680)
Decrease in TBA sale commitments receivable	122,197,736
Increase in securities lending income receivable – affiliated	(5,081)
Decrease in swap premiums paid	1,483,591
Decrease in TBA sale commitments at value	(121,808,796)
Increase in collateral on securities loaned at value	465,785
Decrease in cash received as collateral for swap contracts	(600,000)
Decrease in investment advisory fees payable	(5,688)
Decrease in interest expense payable	(222,751)
Decrease in service and distribution fees payable	(10,291)
Increase in other affiliates payable	36,697
Increase in Officer’s and Trustees’ fees payable	506
Increase in other accrued expenses payable	48,953
Increase in swap premiums received	273,004
Increase in margin variation payable	677,122
Net change in unrealized appreciation/depreciation	59,639,981
Net realized gain from sales of long-term investments	(54,770,091)
Net change in premiums received from options written	(4,032,062)
Amortization of premium and accretion of discount on investments	187,476
Proceeds from sales and paydowns of long-term investments	3,100,331,463
Purchases of long-term investments	(2,958,115,557)
Net purchases of short-term securities	(80,581,161)

Cash provided by operating activities	63,561,282

Cash Used for Financing Activities
Cash receipts from borrowings	4,926,105,796
Cash payments from borrowings	(4,953,263,335)
Proceeds from shares sold	76,336,112
Shares redeemed	(110,307,748)
Cash dividends paid to shareholders	(388,480)
Decrease in bank overdraft	(3,087,836)

Cash used for financing activities	(64,605,491)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	370,976

Cash and Foreign Currency
Net decrease in cash and foreign currency	(673,233)
Cash and foreign currency at beginning of year	1,344,406

Cash and foreign currency at end of year	$671,173

Cash Flow Information
Cash paid during the year for interest	$291,666

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$9,100,493

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowings during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	33

Financial Highlights

	Institutional
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.31	$13.28	$12.96	$17.07	$15.53

Net investment income[1]	0.29	0.29	0.27	0.33	0.33
Net realized and unrealized gain (loss)	(0.26)	1.02	0.45	(2.76)	2.08 [2]

Net increase (decrease) from investment operations	0.03	1.31	0.72	(2.43)	2.41

Dividends and distributions from:
Net investment income	(0.31)	(0.28)	(0.21)	(0.38)	(0.24)
Net realized gain	–	–	(0.19)	(1.30)	(0.63)

Total dividends and distributions	(0.31)	(0.28)	(0.40)	(1.68)	(0.87)

Net asset value, end of year	$14.03	$14.31	$13.28	$12.96	$17.07

Total Investment Return[3]
Based on net asset value	0.06%	9.99%	6.15%[4]	(15.81)%	16.04%[5]

Ratios to Average Net Assets
Total expenses	0.94%	0.95%	0.95%	0.94%	0.93%

Total expenses excluding recoupment of past waived fees	0.94%	0.95%	0.95%	0.94%	0.93%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%	0.91%	0.88%	0.89%	0.86%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.89%	0.89%	0.88%	0.85%	0.86%

Net investment income	1.91%	2.09%	2.43%	2.20%	2.03%

Supplemental Data
Net assets, end of year (000)	$40,259	$39,083	$29,127	$23,083	$34,720

Portfolio turnover	401%[6]	400%[7]	354%[8]	391%[9]	93%

	Service
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.27	$13.24	$12.93	$17.03	$15.51

Net investment income[1]	0.25	0.25	0.24	0.30	0.29
Net realized and unrealized gain (loss)	(0.26)	1.03	0.44	(2.76)	2.08 [2]

Net increase (decrease) from investment operations	(0.01)	1.28	0.68	(2.46)	2.37

Dividends and distributions from:
Net investment income	(0.27)	(0.25)	(0.18)	(0.34)	(0.22)
Net realized gain	–	–	(0.19)	(1.30)	(0.63)

Total dividends and distributions	(0.27)	(0.25)	(0.37)	(1.64)	(0.85)

Net asset value, end of year	$13.99	$14.27	$13.24	$12.93	$17.03

Total Investment Return[3]
Based on net asset value	(0.21)%	9.74%	5.83%[10]	(16.00)%	15.74%[5]

Ratios to Average Net Assets
Total expenses	1.24%	1.27%	1.18%	1.11%	1.31%

Total expenses excluding recoupment of past waived fees	1.24%	1.27%	1.15%	1.11%	1.31%

Total expenses after fees waived, reimbursed and paid indirectly	1.18%	1.19%	1.14%	1.11%	1.10%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.17%	1.17%	1.14%	1.07%	1.10%

Net investment income	1.63%	1.80%	2.17%	1.96%	1.80%

Supplemental Data
Net assets, end of year (000)	$1,676	$1,652	$1,472	$1,552	$2,325

Portfolio turnover	401%[6]	400%[7]	354%[8]	391%[9]	93%

See Notes to Financial Statements.

34	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Financial Highlights (continued)

	Investor A
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.26	$13.23	$12.92	$17.01	$15.50

Net investment income[1]	0.25	0.24	0.23	0.28	0.27
Net realized and unrealized gain (loss)	(0.26)	1.03	0.43	(2.75)	2.07 [2]

Net increase (decrease) from investment operations	(0.01)	1.27	0.66	(2.47)	2.34

Dividends and distributions from:
Net investment income	(0.27)	(0.24)	(0.16)	(0.32)	(0.20)
Net realized gain	–	–	(0.19)	(1.30)	(0.63)

Total dividends and distributions	(0.27)	(0.24)	(0.35)	(1.62)	(0.83)

Net asset value, end of year	$13.98	$14.26	$13.23	$12.92	$17.01

Total Investment Return[3]
Based on net asset value	(0.23)%	9.70%	5.66%[11]	(16.05)%	15.58%[5]

Ratios to Average Net Assets
Total expenses	1.20%	1.23%	1.27%	1.24%	1.21%

Total expenses excluding recoupment of past waived fees	1.20%	1.22%	1.27%	1.24%	1.21%

Total expenses after fees waived, reimbursed and paid indirectly	1.20%	1.22%	1.26%	1.24%	1.21%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.19%	1.20%	1.26%	1.20%	1.21%

Net investment income	1.61%	1.75%	2.04%	1.84%	1.68%

Supplemental Data
Net assets, end of year (000)	$370,916	$385,511	$361,751	$390,051	$506,537

Portfolio turnover	401%[6]	400%[7]	354%[8]	391%[9]	93%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.92%.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.60%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.42%.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	35

Financial Highlights (continued)

	Investor B
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.10	$13.08	$12.75	$16.83	$16.83

Net investment income[1]	0.13	0.12	0.14	0.16	0.14
Net realized and unrealized gain (loss)	(0.26)	1.03	0.43	(2.75)	2.07 [2]

Net increase (decrease) from investment operations	(0.13)	1.15	0.57	(2.59)	2.21

Dividends and distributions from:
Net investment income	(0.14)	(0.13)	(0.05)	(0.19)	(0.10)
Net realized gain	–	–	(0.19)	(1.30)	(0.63)

Total dividends and distributions	(0.14)	(0.13)	(0.24)	(1.49)	(0.73)

Net asset value, end of year	$13.83	$14.10	$13.08	$12.75	$16.83

Total Investment Return[3]
Based on net asset value	(1.01)%	8.78%	4.93%[4]	(16.89)%	14.81%[5]

Ratios to Average Net Assets
Total expenses	2.00%	2.04%	2.07%	2.02%	2.01%

Total expenses excluding recoupment of past waived fees	2.00%	2.02%	2.06%	2.02%	2.01%

Total expenses after fees waived, reimbursed and paid indirectly	2.00%	2.04%	2.04%	2.02%	2.01%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.98%	2.02%	2.04%	1.97%	2.01%

Net investment income	0.84%	0.91%	1.27%	1.06%	0.89%

Supplemental Data
Net assets, end of year (000)	$31,595	$49,315	$69,934	$97,710	$152,820

Portfolio turnover	401%[6]	400%[7]	354%[8]	391%[9]	93%

See Notes to Financial Statements.

36	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Financial Highlights (concluded)

	Investor C
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.04	$13.04	$12.73	$16.78	$15.34

Net investment income[1]	0.13	0.14	0.15	0.17	0.15
Net realized and unrealized gain (loss)	(0.25)	1.02	0.43	(2.71)	2.04 [2]

Net increase (decrease) from investment operations	(0.12)	1.16	0.58	(2.54)	2.19

Dividends and distributions from:
Net investment income	(0.16)	(0.16)	(0.08)	(0.21)	(0.12)
Net realized gain	–	–	(0.19)	(1.30)	(0.63)

Total dividends and distributions	(0.16)	(0.16)	(0.27)	(1.51)	(0.75)

Net asset value, end of year	$13.76	$14.04	$13.04	$12.73	$16.78

Total Investment Return[3]
Based on net asset value	(0.94)%	8.86%	4.99%[10]	(16.66)%	14.68%[5]

Ratios to Average Net Assets
Total expenses	1.93%	1.94%	1.98%	1.94%	1.95%

Total expenses excluding recoupment of past waived fees	1.93%	1.94%	1.97%	1.94%	1.95%

Total expenses after fees waived, reimbursed and paid indirectly	1.93%	1.94%	1.98%	1.94%	1.94%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.92%	1.92%	1.98%	1.90%	1.94%

Net investment income	0.89%	1.05%	1.32%	1.14%	0.96%

Supplemental Data
Net assets, end of year (000)	$81,644	$84,367	$72,063	$69,584	$84,596

Portfolio turnover	401%[6]	400%[7]	354%[8]	391%[9]	93%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.69%.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.75%.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	37

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The Trust currently consists of 27 series. These financial statements relate to one series of the Trust, BlackRock Asset Allocation Portfolio (the “Fund”). The Fund is classified as diversified. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek

38	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investments in IOs.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	39

Notes to Financial Statements (continued)

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than its underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Short Sales: The Fund may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the

40	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities:

The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	41

Notes to Financial Statements (continued)

Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., mortgage dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2011, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures

42	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	43

Notes to Financial Statements (continued)

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

44	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

•

Total return swaps – The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps – The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2011
Asset Derivatives
	Statement of Assets and Liabilities Location	Value
	Net unrealized appreciation/depreciation*;
	Unrealized appreciation on swaps;
	Investments at value – unaffiliated**;
Interest rate contracts	Swap premiums paid	$1,280,213
	Net unrealized appreciation/depreciation*;
	Investments at value – unaffiliated**;
	Unrealized appreciation on foreign
Foreign currency exchange contracts	currency exchange contracts	2,313,002
	Unrealized appreciation on swaps; Swap
Credit contracts	premiums paid	1,324,082
Equity contracts	Net unrealized appreciation/depreciation*	1,556,534
	Unrealized appreciation on swaps; Swap
Other contracts	premiums paid	60,970

Total		$6,534,801

Liability Derivatives
	Statement of Assets and Liabilities Location	Value
	Net unrealized appreciation/depreciation*;
	Unrealized depreciation on swaps; Options
Interest rate contracts	written at value; Swap premiums received	$2,840,863
	Net unrealized appreciation/depreciation*;
	Options written at value; Unrealized
	depreciation on foreign currency exchange
Foreign currency exchange contracts	contracts	2,195,705
	Unrealized depreciation on swaps; Swap
Credit contracts	premiums received	290,989
Equity contracts	Net unrealized appreciation/depreciation*	338,374
	Unrealized depreciation on swaps; Swap
Other contracts	premiums received	45,292

Total		$5,711,223

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended September 30, 2011
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$(7,163,619)
Swaps	(26,986)
Options***	(1,257,783)
Foreign currency exchange contracts:
Financial futures contracts	(2,654,261)
Foreign currency exchange contracts	168,917
Options***	(156,654)
Credit contracts:
Swaps	(1,251,456)
Equity contracts:
Financial futures contracts	9,837,469
Other contracts:
Swaps	(229,471)

Total	$(2,733,844)

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(1,254,006)
Swaps	671,685
Options***	253,066
Foreign currency exchange contracts:
Financial futures contracts	200,467
Foreign currency exchange contracts	(370,976)
Options***	188,013
Credit contracts:
Swaps	1,554,694
Equity contracts:
Financial futures contracts	765,871
Other contracts:
Swaps	24,382

Total	$2,033,196

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	45

Notes to Financial Statements (continued)

For the year ended September 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	591
Average number of contracts sold	699
Average notional value of contracts purchased	$53,775,490
Average notional value of contracts sold	$94,318,751
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	43
Average number of contracts – US dollars sold	39
Average US dollar amounts purchased	$20,837,830
Average US dollar amounts sold	$19,889,425
Options:
Average number of option contracts purchased	11
Average number of option contracts written	6
Average notional value of option contracts purchased	$57,203,051
Average notional value of option contracts written	$43,763,618
Average number of swaption contracts purchased	33
Average number of swaption contracts written	50
Average notional value of swaption contracts purchased	$83,200,000
Average notional value of swaption contracts written	$100,315,533
Credit default swaps:
Average number of contracts – buy protection	9
Average number of contracts – sell protection	5
Average notional value – buy protection	$7,970,500
Average notional value – sell protection	$1,605,750
Interest rate swaps:
Average number of contracts – pays fixed rate	19
Average number of contracts – receives fixed rate	12
Average notional value – pays fixed rate	$41,790,000
Average notional value – receives fixed rate	$13,850,000
Total return swaps:
Average number of contracts	6
Average notional value	$4,647,250

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion – $2 Billion	0.500%
$2 Billion – $3 Billion	0.475%
Greater Than $3 Billion	0.450%

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012 unless approved by the Board, including a majority of the Independent Trustees. These amounts are shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statement of Operations. The expense limitations as a percentage of average daily net assets are as follows:

Share Classes
Institutional	Service	Investor A	Investor B	Investor C	Class R1
0.89%	1.17%	1.37%	2.14%	2.14%	1.81%

[1]	There were no shares outstanding as of September 30, 2011.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations. For the year ended September 30, 2011, the Manager waived $24,893.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On September 30, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring September 30,
2012	2013
$14,357	$14,019

Waivers of $17,733 previously recorded by the Fund, which were subject to recoupment by the Manager, expired on September 30, 2011.

46	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended September 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $64,471.

For the year ended September 30, 2011, affiliates received CDSC relating to transactions in Investor A, Investor B, and Investor C Shares of $5, $36,998 and $7,122, respectively.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2011, the Fund paid $25,082 to affiliates in return for these services, which are included in transfer agent – class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2011, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

Share Classes
Institutional	Service	Investor A	Investor B	Investor C	Total
$633	$96	$37,135	$5,339	$4,718	$47,921

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived – class specific in the Statement of Operations. For the year ended September 30, 2011, the Fund paid $364,179 to affiliates in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statement of Operations.

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending – affiliated in the Statement of Operations. For the year ended September 30, 2011, BIM received $4,092 in securities lending agent fees related to securities lending activities for the Fund.

For the year ended September 30, 2011, the following table shows the various types of class specific expenses borne directly by each class of the Fund and any associated waivers or reimbursements of those expenses:

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Total
Administration Fees	$10,956	$457	$102,339	$10,934	$22,672	$147,358
Administration Fees Waived	$(8,175)	$(437)	–	–	–	$(8,612)
Service and Distribution Fees	–	$4,576	$1,022,614	$437,001	$907,430	$2,371,621
Transfer Agent Fees	$58,485	$3,416	$621,747	$86,786	$116,302	$886,736
Transfer Agent Fees Waived	$(271)	$(72)	–	–	–	$(343)
Transfer Agent Fees Reimbursed	$(4,599)	$(465)	–	–	–	$(5,064)

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	47

Notes to Financial Statements (continued)

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2011, were $2,129,459,964 and $2,353,504,231, respectively.

Purchases and sales of US government securities for the year ended September 30, 2011, were $668,144,206 and $672,631,143, respectively.

Purchases and sales of mortgage dollar rolls for the year ended September 30, 2011, were $1,149,056,141 and $1,149,458,422, respectively.

Transactions in options written for the year ended September 30, 2011, were as follows:

	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	–	47,500	$2,199,469	–	67,300	$2,481,326
Options written	1,487	95,890	3,243,495	974	137,015	3,600,605
Options expired	(250)	(21,140)	(403,503)	(315)	(53,010)	(985,477)
Options closed	(1,175)	(105,700)	(4,748,651)	(659)	(124,600)	(4,738,531)

Outstanding options, end of year	62	16,550	$290,810	–	26,705	$357,923

5. Borrowings:

For the year ended September 30, 2011, the Fund’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury rolls transactions was approximately $98,988,612 and the daily weighted average interest rate was 0.15%.

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended September 30, 2011.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2011 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, net paydown losses, the sale of stock of passive foreign investment companies, the reclassification of distributions, and income recognized from pass-through entities were reclassified to the following accounts:

Distributions in excess of net investment income	$(1,602,779)
Accumulated net realized gain	$1,602,779

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

Ordinary income
9/30/11	$9,488,973
9/30/10	$8,819,976

As of September 30, 2011, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$11,420,325
Net unrealized gains*	680,153

Total	$12,100,478

*	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the accounting for swap agreements and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

48	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

7. Concentration, Market and Credit Risk:

The Fund invested a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Institutional
Shares sold	767,577	$11,749,107	1,090,919	$14,849,638
Shares issued in reinvestment of dividends	53,454	816,733	44,710	620,561

Total issued	821,031	12,565,840	1,135,629	15,470,199
Shares redeemed	(683,594)	(10,429,065)	(597,711)	(8,138,331)

Net increase	137,437	$2,136,775	537,918	$7,331,868

Service
Shares sold	34,908	$535,953	19,327	$269,966
Shares issued in reinvestment of dividends	1,860	28,363	1,817	25,100

Total issued	36,768	564,316	21,144	295,066
Shares redeemed	(32,736)	(492,985)	(16,539)	(225,699)

Net increase	4,032	$71,331	4,605	$69,367

Investor A
Shares sold and automatic conversion of shares	3,114,748	$47,609,574	3,589,288	$49,259,325
Shares issued in reinvestment of dividends	456,769	6,944,504	462,053	6,394,546

Total issued	3,571,517	54,554,078	4,051,341	55,653,871
Shares redeemed	(4,078,562)	(62,130,535)	(4,349,034)	(59,480,112)

Net decrease	(507,045)	$(7,576,457)	(297,693)	$(3,826,241)

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	49

Notes to Financial Statements (concluded)

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Investor B
Shares sold	55,091	$828,679	58,429	$793,917
Shares issued in reinvestment of dividends	27,249	406,173	38,597	529,533

Total issued	82,340	1,234,852	97,026	1,323,450
Shares redeemed and automatic conversion of shares	(1,295,998)	(19,544,899)	(1,945,556)	(26,497,444)

Net decrease	(1,213,658)	$(18,310,047)	(1,848,530)	$(25,173,994)

Investor C
Shares sold	1,040,589	$15,590,367	1,550,589	$20,910,179
Shares issued in reinvestment of dividends	60,569	904,720	58,554	802,012

Total issued	1,101,158	16,495,087	1,609,143	21,712,191
Shares redeemed	(1,177,536)	(17,588,420)	(1,126,515)	(15,207,919)

Net increase (decrease)	(76,378)	$(1,093,333)	482,628	$6,504,272

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Asset Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Asset Allocation Portfolio, one of the twenty-seven series constituting BlackRock Funds (the “Fund”), as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, statement of cash flows for the year then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Philadelphia, Pennsylvania November 23, 2011

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2011:

Payable Date	10/22/10	12/15/10	4/21/11	7/22/11	October 2010 - September 2011
Qualified Dividend Income for Individuals[1]	66.31%	66.31%	100.00%	100.00%	–
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	42.65%	42.65%	100.00%	100.00%	–
Interest Related Dividends for Non US Residents[2]	76.01%	76.01%	100.00%	100.00%	–
Federal Obligation Interest[3]	–	–	–	–	7.31%

[1]	The Fund hereby designates the percentage indicated or the maximum amount allowable by law.
[2]	Represents the portion of the ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
[3]

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 5, 2011 and May 17-18, 2011 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Asset Allocation Portfolio (the “Fund”), a series of the Trust. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements”.

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 5, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 5, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 5, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 17-18, 2011 Board meeting.

52	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on May 17-18, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust on behalf of the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 5, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that, in general, the Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Board noted that BlackRock has made changes to the organization of the overall equity group and fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	53

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels. The Board also noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust on behalf of the Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to the Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the

54	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	55

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

56	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]         Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]         Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 286 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 286 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board had approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	57

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 22, 2011, Richard S. Davis resigned as Trustee of the Trust and Paul L. Audet became Trustee of the Trust.

58	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019

Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	59

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

60	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund BlackRock Core Bond Portfolio BlackRock Emerging Market Debt Portfolio BlackRock Floating Rate Income Portfolio BlackRock GNMA Portfolio BlackRock High Yield Bond Portfolio

BlackRock Income Builder Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Sector Bond Portfolio

				BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Portfolio BlackRock World Income Fund US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund			BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2011	61

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

AA-9/11-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock All-Cap Energy & Resources Portfolio	$20,900	$20,000	$0	$0	$22,350	$6,100	$0	$124
BlackRock Asset Allocation Portfolio	$56,600	$55,000	$0	$0	$27,850	$6,100	$0	$125
BlackRock China Fund	N/A	$35,000	N/A	N/A	N/A	$13,350	N/A	N/A
BlackRock Energy & Resources Portfolio	$25,900	$24,900	$0	$0	$12,350	$6,100	$0	$144
BlackRock Global Opportunities Portfolio	$23,300	$22,400	$10,200	$0	$33,550	$6,100	$0	$13
BlackRock Health Sciences Opportunities Portfolio	$19,100	$18,200	$10,200	$0	$22,350	$6,100	$0	$232
BlackRock International Opportunities Portfolio	$23,300	$22,400	$0	$0	$28,850	$6,100	$0	$229
BlackRock Mid-Cap Growth Equity Portfolio	$19,100	$18,200	$10,200	$0	$12,350	$6,100	$0	$45
BlackRock Mid-Cap Value Equity Portfolio	$19,100	$28,400	$0	$0	$12,350	$6,100	$0	$145

BlackRock Science & Technology Opportunities Portfolio	$23,300	$22,400	$0	$0	$22,350	$6,100	$0	$26
BlackRock Small Cap Growth Equity Portfolio	$21,500	$20,600	$0	$0	$12,350	$6,100	$0	$203
BlackRock U.S. Opportunities Portfolio	$21,500	$20,600	$0	$0	$12,350	$6,100	$0	$298
BlackRock World Gold Fund	$26,000	$25,000	$0	$0	$13,350	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee

Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock All-Cap Energy & Resources Portfolio	$22,350	$17,001
BlackRock Asset Allocation Portfolio	$27,850	$17,002
BlackRock China Fund	N/A	N/A
BlackRock Energy & Resources Portfolio	$12,350	$17,021
BlackRock Global Opportunities Portfolio	$43,750	$16,890
BlackRock Health Sciences Opportunities Portfolio	$32,550	$17,109
BlackRock International Opportunities Portfolio	$28,850	$17,106
BlackRock Mid-Cap Growth Equity Portfolio	$22,550	$16,922
BlackRock Mid-Cap Value Equity Portfolio	$12,350	$17,022
BlackRock Science & Technology Opportunities Portfolio	$22,350	$16,903
BlackRock Small Cap Growth Equity Portfolio	$12,350	$17,080
BlackRock U.S. Opportunities Portfolio	$12,350	$17,175
BlackRock World Gold Fund	$13,350	N/A

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: November 30, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: November 30, 2011